As filed with the Securities and Exchange Commission on April 28, 2010.

                                                     Registration No. 333-148426
                                                              File No. 811-08260

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
             FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 [x]

                           Pre-Effective Amendment No.
                    Post-Effective Amendment No.           14

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]
                     Amendment No. 45                    [x]

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                          CUNA MUTUAL INSURANCE SOCIETY
                               (Name of Depositor)
                             5910 Mineral Point Road
                                Madison, WI 53705
              (Address of Depositor's Principal Executive Offices)
                  Depositor's Telephone Number: (319) 352-4090

                             Kerry A. Jung, Esquire
                          CUNA Mutual Insurance Society
                             5910 Mineral Point Road
                                Madison, WI 53705
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

| | immediately upon filing pursuant to paragraph (b) of Rule 485. |x| on May 1, 2010 pursuant to paragraph (b) of Rule 485.
| | 60 days after filing pursuant to paragraph (a)(i) of Rule 485. | | on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:
| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

PROSPECTUS                                                           MAY 1, 2010

================================================================================
                         MEMBERS(R) VARIABLE ANNUITY III
              A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                    ISSUED BY
                          CUNA MUTUAL INSURANCE SOCIETY
================================================================================

In this Prospectus, you will find information you should know before investing. Please read it carefully and keep it for future reference. The Contract is available to individuals, or in connection with retirement plans, including plans that qualify for special federal tax treatment under the Code.

The Contract offers you the opportunity to accumulate Contract Value and provides for the payment of annuity benefits. Under certain conditions, you may also to elect to have Purchase Payment Credits added to your Contract Value for each purchase payment you make. The overall expenses of a Contract with Purchase Payment Credits may be higher than a Contract that does not have Purchase Payment Credits. You should know that over time and under certain circumstances (such as an extended period of poor market performance), the costs associated with the Purchase Payment Credits may exceed the sum of the Purchase Payment Credits and any related earnings. You should consider this possibility before electing that optional benefit.

The Contract is supported by the assets of the CUNA Mutual Variable Annuity Account, a separate account of CUNA Mutual Insurance Society ("we", "our" or "us"), which is divided into Subaccounts that each invest in a Fund. The investment performance of the Subaccounts you select will affect your Contract Value, as well as any Income Payments. You bear the entire investment risk on any amounts you allocate to these Subaccounts. There is a Subaccount that invests in each of the following Funds. This Prospectus is accompanied by a current prospectus for these Funds.


ULTRA SERIES FUND                       AIM VARIABLE INSURANCE FUNDS (INVESCO                      PANORAMA SERIES FUND, INC.
Conservative Allocation Fund            VARIABLE INSURANCE FUNDS)                                  Oppenheimer International Growth
Moderate Allocation Fund                Invesco V.I. Global Real Estate Fund (f/k/a/ AIM              Fund(R)/VA
Aggressive Allocation Fund                 V.I. Global Real Estate Fund)
Money Market Fund                       Invesco V.I. Government Securities Fund (f/k/a/            PIMCO VARIABLE INSURANCE TRUST
Bond Fund                                  AIM V.I. Government Securities Fund)                    CommodityRealReturn(R) Strategy
High Income Fund                                                                                      Portfolio
Diversified Income Fund                 BLACKROCK VARIABLE SERIES FUND, INC.                       Total Return Portfolio
Equity Income Fund                      BlackRock Global Allocation V.I. Fund                      Global Bond Portfolio (Unhedged)
Large Cap Value Fund
Large Cap Growth Fund                   FRANKLIN TEMPLETON VARIABLE INSURANCE                      VAN KAMPEN LIFE INVESTMENT
Mid Cap Fund (f/k/a Mid Cap             PRODUCTS TRUST                                             TRUST
  Value Fund)                           Franklin High Income Securities Fund                       Van Kampen Life Investment Trust
Small Cap Fund (f/k/a Small             Franklin Income Securities Fund                               Mid Cap Growth Portfolio(1)
  Cap Value Fund)                       Mutual Global Discovery Securities Fund (f/k/a             Van Kampen Life Investment Trust
International Stock Fund                   Mutual Discovery Securities Fund)                          Growth and Income Portfolio(1)

                                        OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                        Oppenheimer Main Street Small Cap Fund(R)/VA
                                        Oppenheimer Main Street Fund(R)/VA

(1)If proposed mergers are approved and consummated, the Van Kampen Life Investment Trust Mid Cap Growth and Van Kampen Life Investment Trust Growth and Income Portfolios will merge into the Invesco Van Kampen V.I. Mid Cap Growth and Invesco Van Kampen V.I. Growth and Income Funds, respectively, both new series of AIM Variable Insurance Funds(Invesco Variable Insurance Funds).


The Statement of Additional Information ("SAI") contains additional information about the Contract and the Variable Account. You will find its table of contents on the last page of this Prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain a copy of the SAI dated May 1, 2010 free of charge by contacting us. Additionally, the SEC maintains a website at http://www.sec.gov that contains the SAI and other information.

Investment in a variable annuity contract is subject to risks, including the possible loss of money. Unlike credit union and bank accounts, money invested in the Variable Account is not insured. Money in the Variable Account is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

CUNA Brokerage Services, Inc. ("CBSI") serves as the principal underwriter and distributor of the Contract. More information about CBSI is available at http://www.finra.org through Financial Regulatory Authority Inc.'s ("FINRA") BrokerCheck online tool or by calling 1-800-289-9999.

--------------------------------------------------------------------------------
 The SEC has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
================================================================================

                                                                            Page
GLOSSARY ...................................................................   1

EXPENSE TABLES .............................................................   3

  Owner Transaction Expenses ...............................................   3

  Periodic Charges Other Than Fund Expenses ................................   4

  Range of Fund Expenses ...................................................   4

  Examples of Maximum Charges ..............................................   6

SUMMARY ....................................................................   6

  Who can purchase a Contract? .............................................   6

  How does the "free look" or "right to examine" period work? ..............   6

  What purchase payments am I required or permitted to make? ...............   6

  How does the Variable Account work? ......................................   7

  How does the Fixed Account work? .........................................   7

  Can I transfer my Contract Value among the Subaccounts? ..................   7

  Can I make a withdrawal from my Contract? ................................   7

  When will I receive a payout? ............................................   8

  Should I replace an existing contract with this Contract? ................   8

  Does the Contract offer any death benefits? ..............................   8

  Does the Contract offer any living benefits? .............................   8

  Are the Contract terms the same in every state? ..........................   8

  Are other types of annuity contracts available? ..........................   9

  What share class should I choose? ........................................   9

  Are there tax advantages to purchasing the Contract? .....................   9

  Are discounts or waivers available? ......................................   9

  What charges will I pay? .................................................  10

CUNA MUTUAL INSURANCE SOCIETY, THE VARIABLE ACCOUNT, AND THE FUNDS .........  11

  CUNA Mutual Insurance Society ............................................  11

  CUNA Mutual Variable Annuity Account .....................................  11

  The Funds ................................................................  11

  Availability of Funds ....................................................  14

  Servicing Fees ...........................................................  14

  Voting Rights ............................................................  15

  Material Conflicts .......................................................  15

  Fund Substitution ........................................................  15

  The Fixed Account ........................................................  15

DESCRIPTION OF THE CONTRACT ................................................  16

  Issuance of a Contract ...................................................  16

  Right to Examine .........................................................  16

  Classes ..................................................................  17

  Purchase Payments ........................................................  17

  Contract Value Increase Enhancement ......................................  18

  Extra Credit Plan ........................................................  18

  Allocation of Purchase Payments ..........................................  19

  Contract Value ...........................................................  21

  Transfer Privileges ......................................................  22

  Surrenders (Redemptions) and Partial Withdrawals .........................  24

  Contract Loans ...........................................................  26

  Death Benefit Before the Payout Date .....................................  26

MISCELLANEOUS MATTERS ......................................................  27

  Payments .................................................................  27

  Modification .............................................................  27

  Reports to Owners ........................................................  28

  Change of Address Notification ...........................................  28

  Inquiries ................................................................  28

INCOME PAYOUT OPTIONS ......................................................  28

  Payout Date and Proceeds .................................................  28

  Election of Income Payout Options ........................................  29

  Fixed Income Payments ....................................................  29

  Variable Income Payments .................................................  29

  Description of Income Payout Options .....................................  29

  Death Benefit After the Payout Date ......................................  31

CHARGES AND DEDUCTIONS .....................................................  31

  Surrender Charge (Contingent Deferred Sales Charge) ......................  31

  Transfer Processing Fee ..................................................  32

  Duplicate Contract Charge ................................................  32

  Loan Interest Spread .....................................................  33

  Research Fee .............................................................  33

  Endorsement Charges ......................................................  33

  Annual Contract Fee ......................................................  33

  Mortality and Expense Risk Charge ........................................  33

  Administrative Charge ....................................................  33

  Enhanced Death Benefit Rider Charges .....................................  33

  Guaranteed Living Benefit Charges ........................................  33

  Fund Expenses ............................................................  34

  Premium Expense Charge ...................................................  34

  Other Taxes ..............................................................  34

  Additional Information ...................................................  34

OPTIONAL DEATH BENEFITS ....................................................  34

  Maximum Anniversary Value Death Benefit ..................................  34

  3% Annual Guarantee Death Benefit ........................................  35

  Earnings Enhanced Death Benefit Rider ....................................  35

  Spouse Beneficiary Death Benefit Rider ...................................  35

AVAILABLE CONTRACT ENDORSEMENTS ............................................  36

  Income Payment Increase Endorsement ......................................  36

  Loan Account Endorsement .................................................  37

  Change of Annuitant Endorsement ..........................................  37

  Spousal Continuation Endorsement .........................................  37

OPTIONAL BENEFIT RIDERS ....................................................  38

  Income Protector .........................................................  38

  Features of the Income Now Option ........................................  42

  Features of the Income Later Option ......................................  45

  Principal Protector ......................................................  53

DISTRIBUTION OF THE CONTRACT ...............................................  59

FEDERAL TAX MATTERS ........................................................  60

  Introduction .............................................................  60

  Tax Status of the Contract ...............................................  60

  Taxation of Annuities ....................................................  60

  Separate Account Charges .................................................  62

  Transfers, Assignments, or Exchanges of a Contract .......................  62

  Withholding ..............................................................  62

  Multiple Contracts .......................................................  62

  Taxation of Qualified Plans ..............................................  62

  Possible Charge for Our Taxes ............................................  64

  Other Tax Consequences ...................................................  64

LEGAL PROCEEDINGS ..........................................................  65

COMPANY HOLIDAYS ...........................................................  65

FINANCIAL STATEMENTS .......................................................  65

APPENDIX A FINANCIAL HIGHLIGHTS ............................................ A-1

APPENDIX B EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT AND OPTIONAL
DEATH BENEFITS ............................................................. B-1

APPENDIX C EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS
GENERALLY ISSUED ON AND AFTER MAY 1, 2010 .................................. C-1

APPENDIX D EXAMPLES OF GUARANTEED MINIMUM ACCUMULATION BENEFIT
RIDERS GENERALLY ISSUED ON AND AFTER MAY 1, 2010 ........................... D-1

APPENDIX E EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT
RIDERS GENERALLY ISSUED AFTER OCTOBER 18, 2009 BUT BEFORE MAY 1, 2010 ...... E-1

APPENDIX F GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY
ISSUED AFTER APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009 .................... F-1

APPENDIX G GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY
ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009 ...................... G-1

APPENDIX H GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY
ISSUED AFTER OCTOBER 28, 2007 BUT BEFORE NOVEMBER 24, 2008 ................. H-1

APPENDIX I GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED
AFTER OCTOBER 29, 2006 BUT BEFORE OCTOBER 29, 2007 ......................... I-1

APPENDIX J GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ISSUED BEFORE
OCTOBER 30, 2006 ........................................................... J-1

APPENDIX K EXAMPLES OF GUARANTEED ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER OCTOBER 19, 2009 BUT BEFORE MAY 1, 2010 ....................... K-1

APPENDIX L GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009 .................... L-1

APPENDIX M GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009 ...................... M-1

APPENDIX N GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER OCTOBER 29, 2006 BUT BEFORE NOVEMBER 24, 2008 ................. N-1

APPENDIX O GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS ISSUED
BEFORE OCTOBER 30, 2006 .................................................... O-1

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS ...................... S-1

                                    GLOSSARY
================================================================================

ACCUMULATION UNIT
A unit of measure used to calculate Variable Contract Value.

ANNUITANT
The person or persons named in the application and on whose life the first Income Payment is to be made. No more than two Annuitants may be named. Only spouses may be joint Annuitants, unless otherwise allowed by state law. Provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant.


BENEFIT ALLOCATION PLAN
One or more specific Subaccounts of the Variable Account, a Fixed Account or a model allocation of Subaccounts of the Variable account to which Contract Value must be allocated while a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit is in effect.


BENEFIT BASIS
The Benefit Basis is the amount upon which your Guaranteed Lifetime Withdrawal Benefit or the amount, up to $1 million, upon which your Guaranteed Minimum Accumulation Benefit is based. It should not be confused with your Contract Value or Surrender Value.

BENEFICIARY
The person or persons to whom the proceeds payable on the death of an Annuitant will be paid.

CODE
The Internal Revenue Code of 1986, as amended.

CONTRACT
MEMBERS Variable Annuity III.

CONTRACT ANNIVERSARY
The same date in each Contract Year as the Contract Issue Date.

CONTRACT ISSUE DATE
The date shown on the Data Page of the Contract which is also used to determine Contract Years and Contract Anniversaries.

CONTRACT VALUE
The sum of the Variable Contract Value, the Fixed Contract Value, the Purchase Payment Credits, if applicable, and the value in the Loan Account.

CONTRACT VALUE INCREASE ENHANCEMENT
An amount we will add to an Owner's Contract Value when the Owner makes a purchase payment and the Owner's cumulative Net Purchase Payments equal or exceed $500,000.

CONTRACT YEAR
A twelve-month period beginning on a Contract Issue Date or a Contract Anniversary.

DATA PAGES
Pages attached to your Contract that describe certain terms applicable to your specific Contract.

DUE PROOF OF DEATH
Proof of death satisfactory to us. Such proof may consist of the following if acceptable to us:
  (a)   a certified copy of the death record;
  (b)   a certified copy of a court decree reciting a finding of death;
  (c)   any other proof satisfactory to us.

FIXED ACCOUNT
An account under the Contract funded by the General Account. It is not part of or dependent upon the investment performance of the Variable Account.

FIXED AMOUNT
Any portion of Fixed Contract Value (including interest thereon) allocated to the Fixed Account, less any withdrawals (including any applicable surrender charges) or transfers.

FIXED CONTRACT VALUE
The value of the Contract Value (including any Contract Value Increase Enhancement and Purchase Payment Credit) in the Fixed Account.

FIXED PERIOD
The specific time period for which we agree to credit a particular effective annual interest rate in the Fixed Account.

FOUNDATION ACCOUNT
A Subaccount of the Variable Account investing in the Ultra Series Bond Fund that is part of certain Benefit Allocation Plans in accordance with which you are required to allocate Contract Value if you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit rider. The Benefit Allocation Plan you select will determine the required allocation percentage, if any, to the Foundation Account. The Foundation Account is one of two available subaccounts that invest in the Ultra Series Bond Fund. The other Subaccount, which is available to all Owners, is called the Ultra Series Bond Subaccount.


FUND
An investment portfolio of an open-end management investment company or unit investment trust in which a Subaccount invests.

GENERAL ACCOUNT
Our assets other than those allocated to the Variable Account or any other of our separate accounts.

INCOME PAYMENT
One of several periodic payments made by us to the Payee under an Income Payout Option.

INCOME PAYOUT OPTION
The form of Income Payments selected by the Owner under the Contract.

INCOME UNITS
A unit of measure used to calculate variable Income Payments.

LOAN ACCOUNT
For any Contract, a portion of our General Account to which Variable Contract Value or Fixed Contract Value is transferred to provide collateral for any loan taken under the Contract.

LOAN AMOUNT
The sum of your loan principal plus any accrued loan interest.

MAILING ADDRESS
2000 Heritage Way, Waverly, IA 50677.


MINIMUM CHARGE PERIOD
The minimum period of time before you may terminate one of of the Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit riders without continuing to pay the annual charge (to the extent allowed by your state). If your rider terminates because you transfer out of an available Benefit Allocation Plan, or, if part of your Benefit Allocation Plan, make a partial withdrawal from the Foundation Account before Contract Value in all other allocation options has been exhausted, you will still have to pay the annual charge until the end of the Minimum Charge Period, unless otherwise prohibited by applicable law.


NET PURCHASE PAYMENT
A purchase payment less any deduction for applicable premium expense charges.

OWNER
The person(s) (or entity) ("you") who own(s) the Contract and who is (are) entitled to exercise all rights and privileges provided in the Contract. After the Payout Date, the Payee is the Owner.

PAYEE
The person (or entity), or any successor, receiving Income Payments during the Payout Period. The Annuitant is the Payee unless the Owner specifies otherwise.

PAYOUT DATE
The date when Income Payments will begin if the Annuitant is still living. The anticipated Payout Date is shown on your Contract's Data Pages.

PAYOUT PROCEEDS
The Contract Value less any Loan Amount, less any premium expense charge, less a pro-rated portion of the annual Contract fee, less any applicable rider charges and any applicable surrender charges as of the Payout Date. This is the amount applied to Income Payments under one of the Income Payout Options.

PURCHASE PAYMENT CREDITS
An amount we will add to an Owner's Contract Value if the Owner elects the Purchase Payment Credit Benefit. The amount will vary based on cumulative Net Purchase Payments made. The Purchase Payment Credit Benefit is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.

QUALIFIED CONTRACT
A Contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under Section(s) 401, 403(b), 408, 408A or 457 of the Code.

SUBACCOUNT
A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

SUBACCOUNT VALUE
Before the Payout Date, that part of any Net Purchase Payment, Contract Value Increase Enhancement and Purchase Payment Credit, allocated to the Subaccount plus any Contract Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses (realized or unrealized), and decreased by withdrawals (including any applicable surrender charges, administrative fee, any charge for riders or premium expense charge) and any Contract Value transferred out of that Subaccount.

SURRENDER VALUE
The Contract Value less any applicable surrender charges, premium expense charges not previously deducted, annual Contract fee, any charge for riders and Loan Amount.

VALUATION DAY
Each day the New York Stock Exchange is open for business. With respect to a Subaccount, it does not include days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT
CUNA Mutual Variable Annuity Account.

VARIABLE CONTRACT VALUE
The sum of the Subaccount Values.

WRITTEN REQUEST
A request in writing and in a form satisfactory to us signed by the Owner and received at our Mailing Address. A Written Request may also include a telephone or fax request for specific transactions that are made as allowed under the terms of an executed telephone or fax authorization, with original signature, on file at our Mailing Address. We may also accept a surrender request properly submitted by fax or e-mail by your registered representative in connection with the purchase of another contract issued by us.

                                 EXPENSE TABLES
================================================================================

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, make partial withdrawals from or fully surrender the Contract, or transfer Contract Value between the Subaccounts and/or the Fixed Account. This table also includes the charges that would be paid for exercising the benefits provided by the optional endorsements.

OWNER TRANSACTION EXPENSES

                                                                         B-Share Class
                                                             Without Purchase       With Purchase
                                                             Payment Credits      Payment Credits(1)     L-Share Class
----------------------------------------------------------------------------------------------------------------------
Maximum Surrender Charge (Contingent Deferred
Sales Charge) as a percentage of Purchase Payment
surrendered or withdrawn                                         8.00%(2)              9.00%(2)             8.00%(2)
----------------------------------------------------------------------------------------------------------------------
Sales Load on Purchase Payment                                                         None
----------------------------------------------------------------------------------------------------------------------
Transfer Processing Fee                                                            $10/transfer(3)
----------------------------------------------------------------------------------------------------------------------
Duplicate Contract Charge                                                               $30
----------------------------------------------------------------------------------------------------------------------
Loan Interest Spread                                                                   3.50%(4)
----------------------------------------------------------------------------------------------------------------------
Research Fee                                                                            $50
----------------------------------------------------------------------------------------------------------------------
Change of Annuitant Endorsement                                                        $150(5)
----------------------------------------------------------------------------------------------------------------------
Income Payment Increase Endorsement                                                    $150(6)
----------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract. You may not purchase a Guaranteed Minimum Accumulation Benefit together with either a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Withdrawal Benefit on the same Contract. You may not purchase an optional death benefit rider together with the Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit. IF A CURRENT GUARANTEED LIFETIME WITHDRAWAL

BENEFIT OR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER YOU CHOOSE IS NOT APPROVED IN YOUR STATE OR YOUR APPLICATION FOR A RIDER IS DATED PRIOR TO MAY 1, 2010, A PRIOR APPROVED VERSION OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT, GUARANTEED MINIMUM WITHDRAWAL BENEFIT OR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER, AS APPLICABLE, WITH DIFFERENT CHARGES MAY BE ISSUED. INFORMATION REGARDING PRIOR VERSIONS OF THOSE RIDERS, INCLUDING THEIR CHARGES, CAN BE FOUND BELOW AND IN THE APPENDICES TO THIS PROSPECTUS.

PERIODIC CHARGES OTHER THAN FUND EXPENSES


-------------------------------------------------------------------------------------------------------------------------
                                                                               B-Share Class
                                                                   Without Purchase       With Purchase           L-Share
                                                                   Payment Credits       Payment Credits(1)        Class
-------------------------------------------------------------------------------------------------------------------------
Annual Expenses (as a percentage of average Variable Contract
Value):
Mortality and Expense Risk Charge                                       1.15%                 1.60%                1.65%
Administrative Charge                                                   0.15%                 0.15%                0.15%
---------------------                                              ----------------      ---------------          -------
Total Variable Account Annual Expenses                                  1.30%                 1.75%                1.80%
-------------------------------------------------------------------------------------------------------------------------
Annual Contract Fee                                                                            $30(7)
-------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge                                                                        3.50%(14)
Annual Charges for Optional Riders and Endorsements(8)
  Maximum Anniversary Value Death Benefit (as a
  percentage of average monthly Contract Value for the
  prior Contract Year)                                                                        0.15%
-------------------------------------------------------------------------------------------------------------------------
  3% Annual Guarantee Death Benefit (as a percentage of
  average monthly Contract Value for the prior Contract
  Year)                                                                                       0.20%
-------------------------------------------------------------------------------------------------------------------------
  Earnings Enhanced Death Benefit (as a percentage of
  average monthly Contract Value for the prior Contract
  Year)                                                                                       0.30%
-------------------------------------------------------------------------------------------------------------------------
  Spouse Beneficiary Death Benefit (as a percentage of
  average monthly Contract Value for the prior Contract
  Year)                                                                                       0.05%
-------------------------------------------------------------------------------------------------------------------------
  Guaranteed Lifetime Withdrawal Benefit (as a percentage
  of average daily Benefit Basis(12) for the prior Contract
  Year)(13) (POST-NOVEMBER 24, 2008 FORM)
     With Minimum Guarantee Death Benefit                                                     1.75%(9)
     Converted from Minimum Accumulation Benefit                                              1.75%(10)
-------------------------------------------------------------------------------------------------------------------------
  Guaranteed Lifetime Withdrawal Benefit (as a percentage
  of average monthly Contract Value for the prior Contract
  Year)(13) (PRE-NOVEMBER 24, 2008 FORM)
     With Minimum Guarantee Death Benefit                                                     1.00%(9)
     Converted from Minimum Accumulation Benefit                                              1.00%(10)
-------------------------------------------------------------------------------------------------------------------------
  Guaranteed Minimum Accumulation Benefit (as a
  percentage of average daily Benefit Basis(12) for the prior
  Contract Year)(13) (POST-NOVEMBER 24, 2008 FORM)                                            1.75%(11)
-------------------------------------------------------------------------------------------------------------------------
  Guaranteed Minimum Accumulation Benefit (as a
  percentage of average monthly Contract Value for the
  prior Contract Year)(13) (PRE-NOVEMBER 24, 2008 FORM)                                       1.00%(11)
-------------------------------------------------------------------------------------------------------------------------

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectuses for the Funds.

RANGE OF FUND EXPENSES

---------------------------------------------------------------------------------------------------------------
                                                                                        Minimum        Maximum
---------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (total of all expenses that are deducted
from Fund assets, including management fees, and other expenses)                         0.74%           1.54%
---------------------------------------------------------------------------------------------------------------


The expenses used to prepare this table were provided to us by the Funds. The expenses shown reflect the highest and lowest expenses incurred for the year ended December 31, 2009, rounded to the nearest one hundredth of one percent. Current or future expenses may be greater or less than those shown. The table showing the range of expenses for the portfolios takes into account the expenses of several Ultra Series Fund allocation portfolios that are "fund of funds." A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios, including exchange traded funds (each such portfolio, an

"Acquired Fund"). Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, we took into account the information received from the Ultra Series Fund on the combined actual expenses for each of the "fund of funds" and the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by an Ultra Series Fund allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Ultra Series Fund for a presentation of the applicable Acquired Fund fees and expenses.

(1) The Purchase Payment Credit Benefit endorsement is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit. For information on the Purchase Payment Credit Endorsement see "DESCRIPTION OF THE CONTRACT, Extra Credit Plan".
(2) The surrender charge declines to 0% after the purchase payment has been in the Contract for seven years for the B-Share Class and for the B-Share Class with Purchase Payment Credits elected. The surrender charge declines to 0% after the purchase payment has been in the Contract for four years for the L-Share Class. For Contracts issued in connection with plans qualified under Section 457(f) of the Code choosing the B-Share class, the surrender charge will be based on the Contract Year and not on how long the purchase payment has been in the Contract.
(3)  We currently do not impose this fee.
(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (at an effective annual rate of 6.50%) and the amount of interest we credit to the Loan Account (currently, an effective annual rate of 4.50%), guaranteed to be at least an effective annual rate of 3.00%. The current loan spread is 2.00%.
(5) There is currently no charge for the change of Annuitant endorsement. However, if you exercise the right provided by this endorsement during the first two Contract Years, we may charge up to $150 for expenses incurred. This fee will be deducted from Contract Value on a pro-rata basis.
(6) There is currently no charge for the Income Payment Increase endorsement; however, we may charge up to $150 if the option provided by this endorsement is utilized.
(7) The annual Contract fee is currently waived if the Contract Value is $50,000 or more.


(8) These rider fees are deducted from Contract Value on Contract Anniversary or at the time of surrender, death, or rider termination. Fees for each of these riders are not deducted until the first Contract Anniversary if the rider is elected at Contract issue.
(9) We currently charge 0.95% for the Guaranteed Lifetime Withdrawal Benefit riders with Minimum Guarantee Death Benefit issued on and after May 1, 2010. For a description of the current Guaranteed Lifetime Withdrawal Benefit rider, see "OPTIONAL BENEFIT RIDERS, Income Protector". If your state has not approved the current version of the rider, you may pay a different current charge. The rider version generally issued after October 18, 2009 but before May 1, 2010 has a current charge of 1.05%. The rider version generally issued after April 30, 2009 but before October 19, 2009 has a current charge of 0.85%. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.70%. The rider version generally issued after October 28, 2007 but before November 24, 2008 has charge of 0.65% (Minimum Guarantee Death Benefit) and 0.80% (Maximum Anniversary Death Benefit) of the monthly Contract Value for the prior Contract Year. The rider version generally issued after October 29, 2006 but before October 28, 2007 has a current charge of 0.60% of the monthly Contract Value for the prior Contract Year. The current charges are guaranteed for the Benefit Period. They will not change unless you choose to Step-Up your benefit.
(10) We currently charge 0.95% for Guaranteed Lifetime Withdrawal Benefit riders issued as conversions from the Guaranteed Minimum Accumulation Benefit riders issued on and after May 1, 2010. If your state has not approved the current version of the rider, you may pay a different current charge. The rider version generally issued after October 18, 2009 but before May 1, 2010 has a current charge of 1.05%. The rider version generally issued after April 30, 2009 but before October 19, 2009 has a current charge of 0.85%. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.70%. The rider version generally issued after October 28, 2007 but before November 24, 2008 has a charge 0.65% of the monthly Contract Value for the prior Contract Year. The current charges are guaranteed for the Benefit Period. They will not change unless you choose to Step-Up your benefit.
(11) The current charge for Guaranteed Minimum Accumulation Benefit riders issued on and after October 19, 2009 is 1.05%. For a description of the current Guaranteed Minimum Accumulation Benefit rider, see "OPTIONAL BENEFIT RIDERS, Principal Protector". If your state has not approved the current version of the rider, you may pay a different current charge. The rider version generally issued after April 30, 2009 but before October 19, 2009 has a current charge of 0.80%. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.65%. The rider version generally issued after October 29, 2006 but before November 24, 2008 has a current charge of 0.50% of the average monthly Contract Value for the prior Contract Year. This current charge is guaranteed for the Benefit Period. It will not change unless you elect to Step-Up your benefit or renew your Benefit Period.


(12) At issue, Benefit Basis is equal to your initial Net Purchase Payment.
(13) If the current Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider is not approved in your state or your application for the rider is dated prior to May 1, 2009, a prior, approved version of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, respectively, may be issued, which has different charges than the current rider. Information about prior versions of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders, including the charges for these riders, is available in the appendices to this Prospectus.

(14) State premium taxes that currently range from 0% to 3.50% may also be deducted.


EXAMPLES OF MAXIMUM CHARGES
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Examples show the maximum costs of investing in the Contract, including surrender charges, the annual Contract fee (after being converted into a percentage), the total Variable Account annual expenses for the L-Share Class, the 3% Annual Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, the Earnings Enhanced Death Benefit, the Guaranteed Minimum Accumulation Benefit charge and the maximum Annual Fund Operating Expenses for the year ended December 31, 2009. These costs reflect the most expensive combination of Contract charges for this period. The Examples assume the election of a combination of riders, endorsements and other features with the highest charges. The Examples do not include a Guaranteed Lifetime Withdrawal Benefit or Spouse Death Benefit rider, because these riders cannot be elected on Contracts with the riders included above.


The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


(1) If you surrender your Contract (or you annuitize the Contract under Income Payout Option 2A (with fixed Income Payments) or Options 3-8) at the end of the applicable time period:

--------------------------------------------------------------------------------
1 Year                 3 Years                  5 Years                 10 Years
--------------------------------------------------------------------------------
$1,302                 $2,276                   $2,877                   $5,669
--------------------------------------------------------------------------------

(2) If you do not surrender your Contract (or you do not annuitize the Contract under Income Payout Option 2A (with fixed Payments) or Options 3-8) at the end of the applicable time period:

--------------------------------------------------------------------------------
1 Year                 3 Years                  5 Years                 10 Years
--------------------------------------------------------------------------------
 $582                  $1,736                   $2,877                   $5,669
--------------------------------------------------------------------------------

The Examples are illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples. The Examples provided above assume that no transfer charges, or premium taxes have been assessed.


For purposes of the Fee Table and Examples, we assume that the Contract is owned before the Payout Date. Different fees and charges apply after the Payout Date. (See CHARGES AND DEDUCTIONS.)

APPENDIX A TO THE PROSPECTUS PROVIDES CERTAIN FINANCIAL INFORMATION CONCERNING THE SUBACCOUNTS, INCLUDING INFORMATION ABOUT ACCUMULATION UNIT VALUES.

                                     SUMMARY
================================================================================

The following section summarizes certain provisions that we describe in more detail later in the Prospectus.

WHO CAN PURCHASE A CONTRACT?
We issue Contracts to individuals or to employers or other groups in connection with retirement plans.


HOW DOES THE "FREE LOOK" OR "RIGHT TO EXAMINE" PERIOD WORK?
You may cancel the Contract within 10 days after you receive it. If you cancel it during this period, your refund will be equal to either (1) the Contract Value less any Purchase Payment Credits, or (2) the greater of (a) Contract Value less any Purchase Payment Credits or (b) your purchase payments less any withdrawals. Which option applies to you will depend on your state's law. Call us for more information on your right to examine. We may require that you return your Contract.

In the first case, you bear the investment risk of allocating to the Subaccounts from the issue date to the date the Contract is taken off our books, which will be as of the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m., Central Time) after the Contract is cancelled. Depending upon the investment performance of the Subaccounts you select, you may lose money. In the second case, you receive the benefit of any investment gains, but we bear the risk of any investment losses, from the issue date to the date the Contract is taken off our books.


WHAT PURCHASE PAYMENTS AM I REQUIRED OR PERMITTED TO MAKE?
Generally, you must make payments totaling $5,000 within the first 12 months of the Contract. Certain Qualified Contracts, Contracts exchanged pursuant to
Section 1035 of the Code, and Contracts sold to our employees and those of our affiliates have lower minimum purchase amounts. Unless you pay the minimum purchase amount in full at the time of application, an automatic purchase payment plan must be established resulting in the minimum purchase amount being paid before the end of the first 12 months after the Contract Issue Date. The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. We may choose not to accept certain purchase payments. Further, we will add a Contract Value Increase Enhancement to the Owner's Contract Value when the Owner makes a purchase payment if the Owner's cumulative Net Purchase Payments equal or exceed $500,000. In addition, the Owner may elect the Purchase Payment Credit Benefit, if available, which adds Purchase Payment Credits to his or her Contract Value each time he or she makes a purchase payment.


HOW DOES THE VARIABLE ACCOUNT WORK?
You may allocate purchase payments and Purchase Payments Credits, if elected, to one or more of the Subaccounts of the Variable Account. Each Subaccount invests solely in a corresponding underlying Fund. The investment performance of the Funds will affect the Subaccount to which you allocate your purchase payments and your Contract Value. You bear the investment risk of allocating to the Subaccounts.


If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, there are restrictions on the available Subaccounts in which you may invest. (See DESCRIPTION OF CONTRACT, Allocation of Purchase Payments and OPTIONAL BENEFIT RIDERS.)

HOW DOES THE FIXED ACCOUNT WORK?
The Fixed Account is an account under the Contract funded by the General Account. It is not part of or dependent upon the investment performance of the Variable Account. We offer a six-month Fixed Period (a one-year Fixed Period is also available to Connecticut residents). When you allocate to the Fixed Account, that Fixed Amount will earn at least the guaranteed minimum interest rate specified in your Contract, which will never be less than the statutory minimum interest rate, for the Fixed Period you select. We may, but are not obligated to, credit your Fixed Amount with a higher current interest rate. There are certain restrictions on allocations to the Fixed Account. (See CUNA MUTUAL INSURANCE SOCIETY, THE VARIABLE ACCOUNT, AND THE FUNDS, The Fixed Account.)


WHAT IS THE FOUNDATION ACCOUNT?
The Foundation Account is a Subaccount of the Variable Account that invests in the Ultra Series Fund Bond Fund, and is only offered as part of the Benefit Allocation Plans in connection with the Guaranteed Lifetime Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Maximum Accumulation Benefit rider, we may require you to allocate a specific percentage of your purchase payment(s) to the Foundation Account, and we may require a specific dollar amount to be allocated to the Foundation Account if a Step-Up occurs or you request a transfer. Allocations to the Foundation Account occur only at the time of purchase payment, Step-Up or transfer. Contract Value allocated to the Foundation Account is not re-balanced due to investment performance. The Foundation Account is one of two available Subaccounts that invest in the Ultra Series Bond Fund. The other, which is called the Ultra Series Bond Subaccount, is available to all Contracts. Allocations to the Ultra Series Bond Subaccount do not count toward any required allocation to the Foundation Account.

If you have elected a Benefit Allocation Plan that requires an allocation to the Foundation Account and you take a partial withdrawal from the Foundation Account before the Contract Value in your other allocation options is exhausted, YOUR GUARANTEED LIFETIME WITHDRAWAL OR GUARANTEED MINIMUM ACCUMULATION BENEFIT, AS APPLICABLE, WILL TERMINATE, UNLESS OTHERWISE PROHIBITED BY APPLICABLE LAW. In addition, we will not deduct certain contract charges from the Foundation Account unless there is insufficient Contract Value in your other allocation options, unless required to do so by applicable law.


CAN I TRANSFER MY CONTRACT VALUE AMONG THE SUBACCOUNTS?
On or before the Payout Date, you may transfer all or part of the Contract Value among the Subaccounts or the Fixed Account, subject to certain restrictions. No fee currently is charged for transfers, but we may charge $10 for each transfer. We may impose additional restrictions on transfers that violate our disruptive trading procedures. There are several specialized transfer programs available at no cost under the Contract. These include:

    o The dollar-cost averaging program under which we will transfer a specified dollar amount on a monthly, quarterly, semi-annual or annual basis to one or more Subaccounts you select;
    o The portfolio rebalancing program under which we will transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts; and
    o The systematic transfer program under which we will systematically or automatically transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts.


If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, there are restrictions on the available Subaccounts into which you may transfer without terminating the benefits under these riders, to the extent allowed by applicable law. In addition, depending on the Benefit Allocation Plan you elect, we may require that you allocate a specific dollar amount to the Foundation Account if you request a transfer. (See DESCRIPTION OF CONTRACT, Allocation of Purchase Payments and OPTIONAL BENEFIT RIDERS.)


CAN I MAKE A WITHDRAWAL FROM MY CONTRACT?
You may withdraw part of your Contract's Surrender Value by Written Request to us on or before the Payout Date, subject to certain limitations. You may also elect to receive periodic partial withdrawals under a systematic withdrawal plan.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider and a Benefit Allocation Plan that includes the Foundation Account and you withdraw Contract Value from the Foundation Account before the Contract Value in your other allocations is exhausted, your benefit will terminate unless prohibited by applicable law. (See OPTIONAL BENEFIT RIDERS).


You may also surrender the Contract, and receive its Surrender Value, by sending us a Written Request before the Payout Date.

Withdrawals and surrenders may have adverse tax consequences, including the imposition of a penalty tax on withdrawal or surrender amount if taken before the Owner reaches age 59 1/2, and may be restricted under certain Qualified Contracts. Withdrawals and surrenders may also be subject to surrender charges.


WHEN WILL I RECEIVE A PAYOUT?
You select the Payout Date, subject to certain limitations. On the Payout Date, the Payout Proceeds will be applied to an Income Payout Option, unless you choose to receive the Surrender Value in a lump sum. Income Payments may have tax consequences. If you elect a Guaranteed Lifetime Withdrawal Benefit, your anticipated Payout Date may be extended so that you can continue receiving Lifetime Withdrawals under your rider (See OPTIONAL LIVING BENEFITS).


SHOULD I REPLACE AN EXISTING CONTRACT WITH THIS CONTRACT?
It may not be in your best interest to surrender, lapse, change, or borrow from an existing life insurance policy or annuity contract in connection with the purchase of the Contract. Before doing so, you should compare both contracts carefully. Remember that if you exchange another contract for one described in this Prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and under this Contract there will be a new surrender charge period, other charges may be higher, and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). Also, because we will not issue the Contract until we have received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed.

DOES THE CONTRACT OFFER ANY DEATH BENEFITS?
If the Annuitant dies before the Payout Date, we will pay the death benefit to the Beneficiary. We offer several death benefit options. The basic death benefit is available without an additional charge and is equal to the greater of: (i) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of Death; or (ii) Contract Value as of the Valuation Day we receive Due Proof of Death less any Purchase Payment Credits applied within 12 months of the Annuitant's death.

For a fee, we offer the following optional death benefit riders:

    o    Maximum Anniversary Death Benefit rider;
    o    3% Annual Guaranteed Death Benefit rider;
    o    Earnings Enhanced Death Benefit rider; and
    o    Spouse Beneficiary Death Benefit rider. (See OPTIONAL DEATH BENEFITS.)

In addition, if you elect the Guaranteed Lifetime Withdrawal Benefit at the time that your contract is issued, a minimum guarantee death benefit is integrated into that benefit. That death benefit takes the place of the standard death benefits offered in the Contract. You may not elect an optional death benefit if you elect a Guaranteed Lifetime Withdrawal Benefit.


DOES THE CONTRACT OFFER ANY LIVING BENEFITS?
We offer two types of living benefits for a fee, which will be charged for a minimum period even if the benefit terminates (unless prohibited in your state). You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both. The Guaranteed Lifetime Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of Contract Value. Under the Guaranteed Minimum Accumulation Benefit, we guarantee your Contract Value will at least equal the Benefit Basis less adjustments for partial withdrawals. There are certain conditions associated with the living benefits, including allocation restrictions. If you violate them, your benefit will terminate. In addition, excess withdrawals may adversely affect the benefits provided

Note, other riders you choose will terminate if you choose the Guaranteed Lifetime Withdrawal Benefit rider and extend the Payout Date beyond the anticipated Payout Date shown on your Data Pages. See OPTIONAL BENEFIT RIDERS for additional information on living benefits.


ARE THE CONTRACT TERMS THE SAME IN EVERY STATE?
Although this Prospectus describes all the material rights and obligations under the Contract, certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. Contact us or see your Contract, riders and endorsements for specific variations. If a current Guaranteed

Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider has not been approved in your state or your application for one of those riders is dated prior to May 1, 2010, a prior, approved version of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, as applicable, may be issued. Information about prior versions of those riders is available in the appendices to this Prospectus.

ARE OTHER TYPES OF ANNUITY CONTRACTS AVAILABLE?
We offer other variable annuity contracts that have different contract features, death benefits, and optional programs. However, these other contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact us or your agent.

WHAT SHARE CLASS SHOULD I CHOOSE?
The Contract allows you to select one of two different charge structures subject to state availability based on your specific situation. Each charge structure is referred to as a "Class." Each Class imposes a different level of surrender and mortality and expense risk charges. Your agent can assist you in selecting the Class that is right for you, based on your needs and preferences. Before we issue the Contract, you must select one of the Classes. Once you select a Class, you cannot change it.

B-Share Class. This Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years. The mortality and expense risk charge for B-Share Class Contracts is 1.15% (assessed daily, as an annual percentage of average Variable Contract Value).

For B-Share Class Contracts issued in conjunction with plans that qualify under
Section 457(f) of the Code that do not choose the Extra Credit Plan, surrender charges will apply from the Contract Issue Date to the date of surrender, rather than from the number of years since the purchase payment was made, unless you choose the Extra Credit Plan.

L-Share Class. This Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the four years following the date each payment is credited to your Contract. Beginning on the fourth Contract Anniversary, there is no surrender charge on any purchase payments. The mortality and expense risk charge for L-Share Class Contracts is 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).

You may wish to purchase a B-Share Class Contract if you are not concerned about the need for access to 100% of your Contract Value without paying a surrender charge over the seven years after you make a purchase payment. The B-Share Class Contracts' mortality and expense risk charges are lower than those of the L-Share Class Contracts. Also, you may only elect the Purchase Payment Credit Benefit if you elect the B-Share Class.

You may wish to purchase an L-Share Class Contract if you feel you will need access to 100% of your money without paying a surrender charge after four years from the Contract Issue Date. You will pay higher expenses (including higher mortality and expense risk charges) for this additional liquidity.

ARE THERE TAX ADVANTAGES TO PURCHASING THE CONTRACT?
An advantage of the Contract is that it provides the ability to accumulate Contract Value on a tax-deferred basis. However, the purchase of a Qualified Contract to fund a tax-qualified retirement plan does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. Therefore, Qualified Contracts should be purchased for other features and benefits offered under the Contract, such as guaranteed death benefits or Income Payout Options.

Generally, any distribution from your Contract may result in taxable income. A 10% federal penalty tax may also apply to distributions before age 59 1/2. For a further discussion of the federal income tax status of variable annuity contracts see FEDERAL TAX MATTERS.

ARE DISCOUNTS OR WAIVERS AVAILABLE?
The Contract is available for purchase by corporations and other groups. We may reduce or waive certain charges (surrender charge, Annual Contract Fee, or other charges) where the size or nature of such sales results in savings to us with respect to sales, administrative, or other costs. We also may reduce or waive charges on Contracts sold to our officers, directors, and employees or those of our affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.

Generally, we may reduce or waive charges based on a number of factors, including:

    o    The number of Owners;
    o    The size of the group of purchasers;
    o    The total premium expected to be paid;
    o    Total assets under management for the Owner;
    o    The purpose for which the Contracts are being purchased;

    o    The expected persistency of individual Contracts; and
    o Any other circumstances which are rationally related to the expected reduction in expenses.

Contact our service center or your agent for more information about charge reductions and waivers.

WHAT CHARGES WILL I PAY?
The Contract contains the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). There are no sales charges deducted at the time purchase payments are made. The length and amount of the surrender charge assessed depends on the share class you elect and whether you elect the Purchase Payment Credit Benefit.

The B-Share Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment, unless you also elect the Purchase Payment Credit Benefit. If you do so, the maximum surrender charge is 9.00%. In both cases, the percentage decreases by 1.00% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years.

The L-Share Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the 4 years following the date each payment is credited to your Contract. Beginning on the fifth Contract Anniversary, there is no surrender charge on any purchase payments.

Please note, however, that for Contracts issued in connection with plans qualified under Section 457(f) of the Code under the B-Share Class, the surrender charge is based on the Contract Year and not on the number of years the purchase payment has been in the Contract, unless you choose the Extra Credit Plan. The surrender charge is 8% of payment withdrawn within one year of the Contract Issue Date. The surrender charge decreases by 1% for each full year that passes from the issue date until the seventh full year has passed, at which point the surrender charge is zero.

Surrender charges will be deducted from remaining Contract Value. However, you may elect instead to have surrender charges deducted from the amount you withdraw. If you do not request otherwise, we will deduct the surrender charges from remaining Contract Value.

Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect the Purchase Payment Credit Benefit, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.

Annual Contract Fee. The Contract has an annual Contract fee of $30. (This fee is currently waived if the Contract Value is $50,000 or more on the date the fee is deducted.)

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts. The charge is deducted at an annual rate of 1.15% of average Variable Contract Value for B-Share Class Contracts and is 1.65% for L-Share Class Contracts. If you elect to receive a B-Share Class Contract with Purchase Payment Credits, the mortality and expense risk charge is deducted at an annual rate of 1.60% of average Variable Contract Value.

Administrative Charge. We deduct a daily administrative charge to compensate us for certain administrative expenses we incur. The charge is deducted at an annual rate of .15% of average Variable Contract Value.

Premium Expense Charge. We deduct a charge for any state or local premium taxes applicable to a Contract. We may deduct premium taxes at the time we pay such taxes. State premium taxes currently range from 0% to 3.50%.

Loan Interest Charge. We charge an annual interest rate of 6.50% on loans. We will credit at least 3.00% to amounts held in the Loan Account to secure a loan. Therefore, the maximum loan interest spread (i.e., the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts in the Loan Account) is no more than 3.50%. The current loan interest spread is 2.00%

Rider/Endorsement Charges. We deduct a charge on each Contract Anniversary for each of four optional death benefit riders. The charge for the Maximum Anniversary Death Benefit rider is 0.15% of the average monthly Contract Value for the prior Contract Year. The charge for the 3% Annual Guarantee Death Benefit rider is 0.20% of the average monthly Contract Value for the prior Contract Year. The charge for the Earnings Enhanced Death Benefit rider is 0.30% of the average monthly Contract Value for the prior Contract Year. The charge for the Spouse Beneficiary Death Benefit rider is 0.05% of the average monthly Contract Value for the prior Contract Year.

We deduct a charge on each Contract Anniversary for each living benefit rider. The maximum charge for each of the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit rider is 1.75%. If the current Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider is not approved in your state or your application for the rider is dated prior to May 1, 2010, a prior, approved version of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, respectively, may be issued, which has different charges than the current rider. Information about prior versions of the Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders, including the charges for these riders, is available in the appendices to this Prospectus.

We may charge an administrative fee, not to exceed $150, for each of the Income Payment Increase Endorsement and the Change of Annuitant Endorsement.

Transfer Processing Fee. Currently no fee is charged for transfers. However, we may charge $10 for each requested transfer.

Duplicate Contract Request. You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.

Research Fee. We may charge you a fee of up to $50 when you request information that is duplicative of information previously provided to you and requires extensive research.

Other Information. We pay compensation to broker-dealers who sell the Contracts.

       CUNA MUTUAL INSURANCE SOCIETY, THE VARIABLE ACCOUNT, AND THE FUNDS
================================================================================

CUNA MUTUAL INSURANCE SOCIETY
We are a mutual life insurance company organized on May 20, 1935 and domiciled in Iowa. We are one of the world's largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

You may write us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or call us at 1-800-798-5500.


As of December 31, 2009, we and our subsidiaries had approximately $14 billion in assets and we had more than $69.8 billion of life insurance in force.

We do not file reports under the Securities Exchange Act of 1934, as amended, in reliance on applicable regulation.


CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
The Variable Account was established as a separate account of CUNA Mutual Life Insurance Company on December 14, 1993. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society as of December 31, 2007. The Variable Account invests in the Funds described below. The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or of us by the SEC. The Variable Account is also subject to the laws of the State of Iowa, which regulate the operations of insurance companies domiciled in Iowa.

The Variable Account is divided into a number Subaccounts, which may change from time to time. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses of each Subaccount are credited to or charged against that Subaccount, and reflect only the Subaccount's investment experience and not the investment experience of our other assets.

Although the assets in the Variable Account are our property, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business we may conduct. The assets of the Variable Account that exceed our liabilities under the Contracts may be transferred by us to the General Account and used to pay our liabilities. All obligations arising under the Contracts are our general corporate obligations.


THE FUNDS
The Subaccounts invest in the series of Funds, including series of Ultra Series Fund, AIM Variable Insurance Funds(Invesco Variable Insurance Funds), BlackRock Variable Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., PIMCO Variable Insurance Trust and Van Kampen Life Investment Trust. Fund distributions to the Subaccounts are automatically reinvested at net asset value in additional shares of the Funds.


The investment objectives and policies of each Fund are summarized below. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES. More detailed information, including a description of risks and expenses, may be found in the Funds' prospectuses, which must accompany or precede this Prospectus. The Funds' prospectuses should be read carefully and retained for future reference. Please contact your agent or call us to obtain a prospectus for one of the Funds.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance, fees, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund, its investment adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described below under "Servicing Fees" and "Distribution of the Contract." We review the Funds periodically and may remove or limit a Fund's availability to new purchase payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management fees that the Funds pay their respective investment advisers, and in some cases, subadvisers (see the Funds' prospectuses for more information). As discussed above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

Ultra Series Fund

Conservative Allocation Fund (Class I or Class II). This Fund seeks income, capital appreciation and relative stability of value by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs).

Moderate Allocation Fund (Class I or Class II). This Fund seeks capital appreciation, income and moderated market risk by investing primarily in shares of underlying funds, including ETFs.

Aggressive Allocation Fund (Class I or Class II). This Fund seeks capital appreciation by investing primarily in shares of underlying funds, including ETFs.

Money Market Fund (Class I or Class II). This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

During extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.

Bond Fund (Class I or Class II). This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk.

High Income Fund (Class I or Class II). This Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Diversified Income Fund (Class I or Class II). This Fund seeks a high total return through the combination of income and capital appreciation.

Equity Income Fund (Class I or Class II). The Fund seeks to provide consistent total return and, secondarily, to provide a high level of income and gains from option premiums.

Large Cap Value Fund (Class I or Class II). This Fund seeks long-term capital growth with income as a secondary consideration.

Large Cap Growth Fund (Class I or Class II). This Fund seeks long-term capital appreciation.

Mid Cap Fund (Class I or Class II). This Fund seeks long-term capital appreciation.

Small Cap Fund (Class I or Class II). This Fund seeks long-term capital appreciation.

International Stock Fund (Class I or Class II). This Fund seeks long-term growth of capital.

Madison Asset Management, LLC, in which we have an ownership interest, serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the trustees of the Ultra Series Fund.


The Ultra Series Class I Subaccounts are available for Contracts issued before May 1, 2009. The Ultra Series Class II Subaccounts are available for Contracts issued on and after May 1, 2009. Effective May 1, 2010, the Ultra Series Mid Cap Growth Fund merged with and into the Ultra Series Mid Cap Value Fund and the Mid Cap Value Fund changed its name to the "Mid Cap Fund"; the Ultra Series Small Cap Growth Fund merged with and into the Ultra Series Small Cap Value Fund and the Small Cap Value Fund changed its name to the "Small Cap Fund"; and the Ultra Series Global Securities Fund merged with and into the Ultra Series International Stock Fund. On and after May 1, 2010, we will process allocations to any Subaccount previously investing in the merged funds in the Subaccount investing in the corresponding surviving fund.

AIM Variable Insurance Funds(Invesco Variable Insurance Funds)

Invesco V.I. Global Real Estate Fund (Series II). This Fund seeks total return through growth of capital and current income. The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of real estate and real estate-related companies.

Invesco V.I. Government Securities Fund (Series II). This Fund seeks a high level of current income consistent with reasonable concern for safety of principal.

Invesco Advisors, Inc. serves as the investment adviser to the AIM Variable Insurance Funds(Invesco Variable Insurance Funds) and Invesco Asset Management Limited serves as sub-adviser for Invesco V.I. Global Real Estate Fund.


BlackRock Variable Series Fund, Inc.

BlackRock Global Allocation V.I. Fund (Class 3). This Fund seeks to provide a high total return. The Fund invests in equity, debt and money market securities.

BlackRock Advisors, LLC, serves as the investment adviser to the BlackRock Global Allocation V.I. Fund.

Franklin Templeton Variable Insurance Products Trust

Franklin High Income Securities Fund (Class 4). This Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests 66% to 80% or more in debt securities offering high yield (commonly known as "junk bonds") and expected total return.

Franklin Income Securities (Class 4). This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

Mutual Global Discovery Securities Fund (Class 4). This Fund seeks capital appreciation. The Fund normally invests 66% to 80% in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Franklin Advisors, Inc. serves as the investment adviser to the Franklin High Income Securities Fund and the Franklin Income Securities Fund. Franklin Mutual Advisers LLC serves as the investment adviser to the Mutual Global Discovery Securities Fund.

Oppenheimer Variable Account Funds

Oppenheimer Main Street Small Cap Fund/VA (Service Class). This Fund seeks capital appreciation by investing mainly in common stocks of small-capitalization U.S. companies based on analyses using fundamental analysis and quantitative models.

Oppenheimer Main Street Fund/VA (Service Class). This Fund seeks high total return. The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges based on fundamental analysis and quantitative models. The Fund currently focuses on larger capitalization issuers.

OppenheimerFunds, Inc. serves as the investment adviser to the Oppenheimer Variable Account Funds.

Panorama Series Funds, Inc.


Oppenheimer International Growth Fund/VA (Service Class). This Fund seeks long-term capital appreciation investing under normal circumstances, investing at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.


OppenheimerFunds, Inc. serves as the investment adviser to the Panorama Series Funds, Inc.


PIMCO Variable Insurance Trust

CommodityRealReturn(R) Strategy Portfolio (Advisor Class). The Portfolio seeks maximum real return consistent with prudent investment management. The portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. The Portfolio may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the "CRRS Subsidiary"). These commodity index-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Portfolio may also gain exposure to commodity markets by investing in the CRRS Subsidiary. The CRRS Subsidiary is advised by PIMCO, and has the same investment objective as the Portfolio.

Total Return Portfolio (Advisor Class). The portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of March 31, 2009 was 3.73 years. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality.

Global Bond Portfolio (Unhedged) (Advisor Class). This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Portfolio normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global FX New York Index Unhedged in USD, which as of March 31, 2009 was 6.39 years.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

PIMCO serves as the investment adviser to the PIMCO Variable Insurance Trust.


Van Kampen Life Investment Trust

Van Kampen Life Investment Trust Mid Cap Growth Portfolio (Class II). This Fund seeks capital growth by investing primarily in common stocks and other equity securities of medium-sized growth companies.

Van Kampen Life Investment Trust Growth and Income Portfolio (Class II). This Fund seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.

Van Kampen Asset Management serves as the investment adviser to the Van Kampen Life Investment Trust.

The Funds described above are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public.

The investment performance and results of the Funds may be lower, or higher, than the investment results of such other (publicly available) portfolios.

There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund, even if the other mutual fund has the same investment advisor and the same investment objectives and policies, and a very similar name.

AVAILABILITY OF FUNDS
The Variable Account purchases shares of a Fund in accordance with a participation agreement. If a participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund(s) covered by the agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in the Fund.

SERVICING FEES
We have entered into agreements with the investment adviser or distributor of certain Funds pursuant to which the investment adviser or principal underwriter pays us a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts established by us and our affiliates) in the Fund. These percentages vary and currently range from 0.10% to 0.25% of each Fund's average daily net assets. The percentage amount is based on assets of the particular Fund attributable to the Contract issued by us (or an affiliate). The amounts we receive under the servicing agreements may be significant.

The servicing fees are for administrative services provided to the Funds by us and our affiliates. These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Funds. Owners, through their indirect investment in the Funds, bear the costs of the investment management fees.

In addition, each of the Funds has adopted Rule 12b-1 distribution and/or services plans. Such plans allow the Fund to pay fees to those who sell or distribute Fund shares and/or provide services to shareholders and Owners. Each of those Funds describes its Rule 12b-1 plan in its prospectus. Under certain Rule 12b-1 plans, we may receive fees for providing shareholder services to Funds. Furthermore, under certain Rule 12b-1 plans, CBSI may receive fees for providing distribution services to the Funds. Rule 12b-1 fees are deducted from Fund assets and, therefore, are indirectly borne by Contract Owners.

As disclosed above, we have a minority ownership interest in Madison Asset Management, LLC, the investment advisor for the Ultra Series Fund. We expect to receive revenue from that ownership interest.


VOTING RIGHTS
Owners with Variable Contract Value are entitled to certain voting rights for the Funds underlying the Subaccounts to which they have allocated. We will vote Fund shares attributable to Owners at shareholder meetings based on instructions from such Owners. However, if the law changes and we are allowed to vote in our own right, we may elect to do so.

Owners with voting rights in a Fund will be notified of issues requiring shareholder vote as soon as possible before the shareholder meeting. They will be provided with materials that describe the proposal(s) and information on how to provide us voting instructions. We will vote shares for which no instructions are received in the same proportion as those that are received. This means that a small number of Owners may control the outcome of the vote.

Before the Payout Date, the number of shares an Owner may vote is determined by dividing the Subaccount Value by the net asset value of that Fund. On or after the Payout Date, an Owner's voting interest, if any, is determined by dividing the dollar value of the liability for future variable Income Payments to be paid from the Subaccount by the net asset value of the Fund underlying the Subaccount. The determination will be made as of the record date set by the Fund.

MATERIAL CONFLICTS
The Funds may be offered to both separate accounts funding variable universal life insurance policies and to separate accounts funding variable annuity contracts; to separate accounts of affiliated and unaffiliated insurance companies; and to employee benefit plans that may or may not be affiliated with us. We do not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interest of the Variable Account and one or more of the other separate accounts or employee benefit plans in which the Funds are available. Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Owners and other Fund shareholders. If a material conflict occurs, we will take steps to protect Owners and variable annuity Payees, which may include withdrawing the Variable Account from participation in the Fund(s) involved in the conflict.

FUND SUBSTITUTION
We may substitute shares of other mutual funds for shares already purchased or to be purchased in the future if either of the following occurs:

    (1)  shares of a current Fund are no longer available for investment; or
    (2)  further investment in a Fund is inappropriate.

The substituted funds may have higher fees and expenses. Funds and classes may be added to the product, but their availability may be limited to certain categories of Owners. Funds may also be closed to allocations of purchase payments or Contract Value, or both, and to all or only certain categories of Owners. No substitution, elimination, or combination of shares may take place without any required approval of the SEC and state insurance departments and required notice to you.


THE FIXED ACCOUNT
The Fixed Account is a part of our General Account, which contains all of our assets other than those in separate accounts. The General Account is used to support our annuity and insurance obligations, and is not segregated or insulated from the claims of our creditors. Owners look to our financial strength for our insurance guarantees. More specifically, any guarantees under your Contract that exceed your Contract Value are supported by our General Account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay in excess of Contract Value are subject to (i) our financial strength and claims-paying ability, and (ii) the risk that we may not be able to cover, or may default on, our obligations under those guarantees. The financial statements provided in the Statement of Additional Information include a discussion of our General Account investments. However, Owners have no ownership interest in the General Account assets and do not participate in the performance of the General Account.


The General Account is not subject to the same laws as the Variable Account and the SEC has not reviewed material in this Prospectus relating to the Fixed Account. However, information relating to the Fixed Account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure.

We may restrict purchase payments and transfers to the Fixed Account if the yield on investments does not support the statutory minimum interest rate. We may also restrict purchase payments and transfers to the Fixed Account if your Fixed Account Value exceeds $1 million. For Contracts issued in Connecticut, we may restrict allocations to a Fixed Account to the lesser of 25% of the Contract Value or $100,000. Contact your agent or us to determine if the Fixed Account is available.


Fixed Periods. We offer a DCA six-month Fixed Period. For Connecticut residents, a one-year Fixed Period is also available. You may allocate purchase payments, any Contract Value Increase Enhancements and any Purchase Payment Credits to the Fixed Account for the Fixed Period you designate. Connecticut residents may also transfer from Subaccount(s) into the one-year Fixed Period. Transfers into a DCA Fixed Period are not permitted. The DCA Fixed Period is used in connection with a dollar cost averaging program. See "DESCRIPTION OF THE CONTRACT, Transfer Privileges" for more information. Prior to May 1, 2010, we offered a one-year DCA Fixed Account on all Contracts where permitted by state law. We no longer offer this option. Non-Connecticut Owners with a Contract Value allocated to the one-year DCA Fixed Period may continue in that period until its expiration.


When you allocate to the Fixed Account, that Fixed Amount will earn at least the minimum guaranteed interest rate stated on your Date Page, which in no case will be less than the statutory minimum interest rate, for the Fixed Period selected. We may, but are not obligated to, credit your Fixed Amount with a higher current interest rate. We have no constant formula for determining current interest rates. Fixed Contract Value will not share in the investment performance of our General Account. Any interest credited on Fixed Amounts in excess of the minimum guaranteed interest rate will be determined in our sole discretion. The Owner, therefore, assumes the risk that interest credited may not exceed the minimum guaranteed rate. Contact your agent or us for more information on the minimum guaranteed interest rate and the current interest rate.

Owners may not select Fixed Periods with expiration dates later than the Contract's current Payout Date.

For Connecticut residents, during the 30-day period prior to the expiration of the one-year Fixed Period, the Owner may transfer the Fixed Amount related to that Fixed Period to any Subaccount available at that time. If an Owner does not provide instructions as to how to reinvest the Fixed Amount, then on the expiration date we will invest the Fixed Amount in another one-year Fixed Period. If, at the expiration of a Fixed Period, less than one year remains until the Payout Date, we will credit the Fixed Amount at least the minimum guaranteed interest rate in effect for your Contract until the Payout Date.

If you designate your Fixed Amount to the DCA Fixed Period, you must make monthly transfers from the Fixed Account to Subaccount(s) you designate in minimum amounts that will fully amortize the Fixed Amount as of the expiration date of the applicable DCA Fixed Period. You can also transfer Fixed Amounts designated to a DCA Fixed Period to available Subaccount(s) at any time.

Fixed Contract Value. The Fixed Contract Value reflects (if applicable):

    o    Net Purchase Payments;
    o any Contract Value Increase Enhancement and Purchase Payment Credits allocated to and Contract Value transferred to the Fixed Account;
    o    Interest credited to Contract Value in the Fixed Account;
    o    Transfers of Contract Value out of the Fixed Account;
    o Surrenders and partial withdrawals from the Fixed Account (including any applicable surrender charges); and
    o    Charges assessed in connection with the Contract.

Fixed Amounts are withdrawn or surrendered on a first-in-first-out basis. The Fixed Account Value is the sum of Fixed Amounts under the Contract. The Fixed Contract Value is guaranteed to accumulate at a minimum effective annual interest rate shown on your Data Pages.

The Fixed Account varies according to the state in which the Contract is issued. Contact your agent or us for information on the availability of the Fixed Account in your state. If you allocated to the Fixed Account prior to May 1, 2009, please see your Contract or contact your agent or us for information on the terms of that apply to your Fixed Amount. You may also find additional information in the Prospectus in effect at the time of your allocation.

                           DESCRIPTION OF THE CONTRACT
================================================================================

ISSUANCE OF A CONTRACT
In order to purchase a Contract, application must be made through a registered representative of CBSI or a registered representative of a broker-dealer that has a selling agreement with CBSI, who in either case must also be appointed as our insurance agent. Applications and initial purchase payments submitted to such agents cannot be processed until we receive them from such representatives at our Mailing Address. There may be delays in our receipt of application that are outside of our control because of the failure of an agent to forward the application to us promptly, or because of delays in determining that the Contract is suitable for you. Any such delays will affect when your Contract is issued and when your purchase payment is allocated among the Subaccounts. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code, except that Contracts are not available to be used as funding vehicles for Code Section 403(b) retirement programs. Neither the Owner nor the Annuitant may be older than age 85 on the Contract Issue Date.


RIGHT TO EXAMINE
The Contract provides for an initial "right to examine" period. The Owner may reject the Contract for any reason within 10 days of receiving it. In some states this period may be longer than 10 days, which, depending on the state, may apply to all Contracts or only to a Contract that is a replacement of another annuity contract. The Contract may be cancelled by Written Request to an agent or to us at our Mailing Address, within 10 days of receipt.

Depending upon the state of issuance of the Contract, the Owner is subject to market risk during the right to examine period. If you are subject to market risk and you choose to reject the Contract during the right to examine period, we will return to you your Contract Value less any Purchase Payment Credits, as calculated on the date we receive a Written Request in good order. Some states may instead require that we refund your purchase payments to you. If your Contract was issued in such state and you choose to reject the Contract during the right to examine period, we will return to you the greater of (1) your Contract Value less any Purchase Payment Credits, as calculated on the date we receive your Written Request in good order or (2) your purchase payments less any withdrawals. We may require that you return your Contract.


Liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to the Owner will be paid by us.

CLASSES
The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes different levels of surrender charges and mortality and expense risk charges. Depending on your needs and preferences, you can choose the Class that best meets your needs. Before we issue your Contract, you must select one of the two Classes offered in the Contract. Once you select a Class, you cannot change it:

B-Share Class - imposes a surrender charge on withdrawals of up to 8% of each purchase payment. This percentage decreases by 1% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years.

Please note, however, that for Contracts issued in connection with plans qualified under Section 457(f) of the Code under the B-Share Class, the surrender charge is based on the Contract Year and not on the number of years the purchase payment has been in the Contract, unless you choose the Extra Credit Plan. The surrender charge is 8% of payment withdrawn within one year of the Contract Issue Date. The surrender charge decreases by 1% for each full year that passes from the issue date until the seventh full year has passed, at which point the surrender charge is zero.

The mortality and expense risk charge for B-Share Class Contracts is 1.15% (assessed daily, as an annual percentage of average Variable Contract Value).

L-Share Class - imposes a surrender charge on withdrawals of up to 8% of each purchase payment. This percentage decreases by 1% annually over the four years following the date each payment is credited to your Contract. Beginning on the fifth Contract Anniversary, there is no surrender charge on any purchase payments. The mortality and expense risk charge for L-Share Class Contracts is 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).

You may wish to purchase a B-Share Class Contract if you are not concerned about the need for access to 100% of your Contract Value without paying a surrender charge over the seven years after you make a purchase payment. The B-Share Class Contract's mortality and expense risk changes are lower than those of the L-Share Class Contracts. Also, you may only elect the Purchase Payment Credit Benefit if you elect the B-Share Class.

You may wish to purchase an L-Share Class Contract if you feel you will need access to 100% of your money without paying a surrender charge after four years from the Contract Issue date. You will pay higher expenses (including higher mortality and expense risk charge) for this additional liquidity.

PURCHASE PAYMENTS
The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount we must receive during the first 12 months of the Contract is:

--------------------------------------------------------------------------------------------------------------------
Minimum Purchase             Type of Purchase
--------------------------------------------------------------------------------------------------------------------
$5,000                       All purchases, except as described below.
--------------------------------------------------------------------------------------------------------------------
$2,000                       For Contracts that qualify for special federal income tax treatment under Sections 401,
                             403(b), 408, 408A, or 457 of the Code. This category includes qualified pension plans, tax-sheltered annuities, individual retirement accounts, and certain deferred compensation plans. Effective November 15, 2007, new Contracts are not available to be used as funding vehicles for Code Section 403(b) retirement programs.
--------------------------------------------------------------------------------------------------------------------
Value of the contract        The value of a contract exchanged pursuant to Section 1035 of the Code, if we
exchanged                    approve the transaction prior to the exchange.
--------------------------------------------------------------------------------------------------------------------
$2,000                       For a Contract sold to our employees and those of our subsidiaries and to registered representatives and other persons associated with CBSI. This category includes both individual retirement accounts and non-individual retirement accounts.
--------------------------------------------------------------------------------------------------------------------

Unless the minimum purchase amount is paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under our automatic purchase payment plan, the

Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union account, bank account or other source.

The amount paid at time of application and the regular payment schedule established under the automatic purchase plan must total at least the amount shown above as a minimum purchase amount. For example, if $5,000 is the required minimum purchase amount, a $2,000 payment at the time of application and an automatic payment plan amount of $272.73 a month for the next 11 months would be sufficient. Similarly, if $2,000 is the required minimum purchase amount, an initial purchase payment of $166.74 and an automatic payment plan amount of $166.66 for each of the next 11 months would be sufficient. (Tax law limits the amount of annual contributions that we are permitted to accept for an individual retirement account, except in the case of a rollover or transfer.) The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant's lifetime and before the Payout Date. Additional purchase payments after the initial purchase payment are not required (so long as the minimum purchase amount has been paid).

We may choose not to accept: (1) purchase payments received after the Contract Anniversary following the Annuitant's 85th birthday, (2) purchase payments of less than $100, (3) purchase payments in excess of $1 million, and (4) any additional purchase payments, if mandated under applicable law. Effective January 1, 2009, we no longer accept purchase payments that are salary deferrals from Contracts used as funding vehicles for Code Section 403(b) retirement programs.

CONTRACT VALUE INCREASE ENHANCEMENT
When the Owner makes a purchase payment, we will increase the Owner's Contract Value by a specified percentage to the extent the Owner's cumulative Net Purchase Payments meet or exceed $500,000. Cumulative Net Purchase Payments equal the total of all Net Purchase Payments that we have received less any partial withdrawals (including any associated surrender charges) that the Owner has made.

The amount of the Contract Value Increase Enhancement varies by cumulative Net Purchase Payment levels. The chart below sets forth the cumulative Net Purchase Payment levels with the associated increase percentages:

--------------------------------------------------------------------------------
Cumulative Net Purchase Payment Levels                       Increase Percentage
--------------------------------------------------------------------------------
$500,000 through $999,999.99                                 0.50%
--------------------------------------------------------------------------------
$1,000,000 and above                                         0.70%
--------------------------------------------------------------------------------

We will calculate the Contract Value Increase Enhancement as follows:

    (a)  cumulative Net Purchase Payments; multiplied by
    (b)  the applicable increase percentage; minus
    (c) any prior increases to Contract Value as a result of the Contract Value Increase Enhancement.


We will allocate the amount of the Contract Value Increase Endorsement according to the Owner's current purchase payment allocation in the share class elected by the Owner.


We fund the Contract Value Increase Enhancement from our General Account. Therefore, you may wish to consider our financial strength in connection with our ability to meet our obligations to fund the Contract Value Increase Enhancement. We do not charge Owners for the Contract Value Increase Enhancement.

We will treat the Contract Value Increase Enhancement as Contract earnings. The Contract Value Increase Enhancement will not be subject to any applicable surrender charge. Contract Value Increase Enhancements are not purchase payments, and therefore, do not increase the amount of surrender charges we assess. However, they will be subject to the same charges as the base Contract class. The Contract Value Increase Enhancement may not be available in all states.


If you elect the Purchase Payment Credit Benefit, that benefit will replace any Contract Value Increase Enhancement Benefit. You may not receive both benefits.


EXTRA CREDIT PLAN
The Extra Credit Plan is a Purchase Payment Credit Benefit endorsement. Under the endorsement, each time you make a purchase payment, we will enhance, at a cost, your Contract Value by 4% to 6% based on the cumulative Net Purchase Payment levels, as illustrated in the following table:

--------------------------------------------------------------------------------
   Cumulative Net Purchase Payments                      Purchase Payment Credit
--------------------------------------------------------------------------------
Less than $250,000                                                  4%
--------------------------------------------------------------------------------
At least $250,000 but less than $500,000                            5%
--------------------------------------------------------------------------------
$500,000 or more                                                    6%
--------------------------------------------------------------------------------


We will calculate and apply Purchase Payment Credits the same day that your purchase payment is applied to your Contract Value. The amount of the increase will be any increase due less any prior increases that have been credited. Further, we will allocate the amount of the Purchase Payment Credits according to your current purchase payment allocation instructions. Currently, once a purchase payment is credited to your Contract Value, it is yours to keep.


The Contract's mortality and expense risk charges, and surrender charges are higher if you elect to receive Purchase Payments Credits. However, we will not assess charges for the Purchase Payment Credit Benefit against Contract Value in the Fixed Account.

With the Purchase Payment Credit Benefit, the surrender charge we assess will be 1% higher than it would be for a B-Share Class Contract without Purchase Payment Credits. However, the duration during which we assess surrender charges, generally seven years from the date we applied the purchase payment, will remain the same. We will treat Purchase Payment Credits as Contract earnings for surrender charge and tax purposes.

In addition to the higher surrender charge rates, the assumptions we use in assessing the surrender charge will change. We will no longer assume that earnings are withdrawn first. (See CHARGES AND DEDUCTIONS.)

The Purchase Payment Credit Benefit is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.


If you choose the Purchase Payment Credit Benefit, that benefit will replace any Contract Value Increase Enhancement Benefit. You may not receive both benefits.


Examples.

Example 1: The Owner submits $1,000,000 purchase payment at Contract issue.

    o    The Purchase Payment Credit is $1,000,000 x 6% = $60,000.
    o No prior Purchase Payment Credits have been applied, so we apply the full amount of the Purchase Payment Credit.

Example 2: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $500,000 purchase payment on the first Contract Anniversary.

    o    We apply a Purchase Payment Credit at issue of $200,000 x 4% = $8,000.
    o    At the time of the additional purchase payment.
         o    Cumulative purchase payments equal $200,000 + $500,000 = $700,000.
         o    Purchase Payment Credits due are $700,000 x 6% = $42,000.
         o    The Purchase Payment Credits we previously applied = $8,000.
         o    Purchase Payment Credits we apply are $42,000 - $8,000 = $34,000.

Example 3: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $200,000 purchase payment on the first Contract Anniversary; the Owner takes a $75,000 partial withdrawal, and then the Owner submits a $500,000 purchase payment.

    o    At issue, the purchase payments we apply are $200,000 * 4% = $8,000.
    o    At the time of the $200,000 additional purchase payment:
         o    Cumulative purchase payments equal $200,000 + $200,000 = $400,000.
         o    Purchase Payment Credits due are $400,000 * 5% = $20,000.
         o Total applied with the first additional purchase payment is $20,000 - $8,000 = $12,000.
    o    With the $75,000 partial withdrawal:
         o    Cumulative purchase payments equal $400,000 - $75,000 = $325,000.
         o    We will not "recapture" Purchase Payment Credits.
    o    With the $500,000 additional purchase payment:
         o    Cumulative purchase payments equal $325,000 + $500,000 = $825,000.
         o    Purchase Payment Credits due are $825,000 * 6% = $49,500.
         o    The Purchase Payment Credits we previously applied = $20,000.
         o    The Purchase Payment Credits we credit are $49,500 - $20,000 =
              $29,500.

The Purchase Payment Credit Benefit may not be available in all states. We may discontinue offering the Purchase Payment Credit Benefit at any time.

We expect to make a profit from these Purchase Payment Credits. In addition, the amount of the Purchase Payment Credits may be more than offset by the additional fees and charges associated with them.

ALLOCATION OF PURCHASE PAYMENTS
We allocate purchase payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, to Subaccounts and/or the Fixed Account as instructed by the Owner. An allocation to a Subaccount must be for at least 1% of a purchase payment and be in whole percentages. If permitted, an allocation to the Fixed Account must be for at least $1,000. A requested allocation of less than $1,000 to the Fixed Account will be transferred to the either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract.

If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated to Subaccount(s) you choose within two Valuation Days of receipt by us at our Mailing Address. If the application is not properly completed, we may retain the purchase payment for up to five Valuation Days while we attempt to complete the application. If information which completes the application is received after the close of regular business on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, the initial Net Purchase Payment will be allocated on the next Valuation Day. If the application is not complete at the end of the 5-day period, we will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to us retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated as designated by the Owner within two Valuation Days.

We will process additional purchase payments at the Accumulation Unit value next determined after the request is received in good order at our Mailing Address. If we receive your purchase payment on a Valuation Day at our Mailing Address in good order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), your purchase payment will be applied with that day's Accumulation Unit value.

To assist you with making your Subaccount selections, we offer at no cost to you, static asset allocation models. The asset allocation models have preset percentage allocations and have been established based on various risk tolerances. If you choose to use the asset allocation models, you may only choose one model. The currently available allocation models are as follows:


----------------------------------------------------------------------------------
            Model(1)                  Mix              Subaccounts(2)
----------------------------------------------------------------------------------
Conservative Growth Model             14%     Ultra Series Large Cap Growth
                                      12%     Van Kampen Growth & Income II
                                       5%     Ultra Series International Stock
                                       4%     Oppenheimer International Growth
                                       2%     Invesco V.I. Global Real Estate
                                       3%     PIMCO CommodityRealReturn Strategy
                                      15%     PIMCO Total Return
                                      35%     Invesco V.I. Government Securities
                                      10%     PIMCO Global Bond
----------------------------------------------------------------------------------
Balanced Model                        16%     Ultra Series Large Cap Growth
                                      13%     Van Kampen Growth & Income II
                                       4%     Ultra Series Mid Cap
                                       7%     Ultra Series International Stock
                                       5%     Oppenheimer International Growth
                                       2%     Invesco V.I. Global Real Estate
                                       3%     PIMCO CommodityRealReturn Strategy
                                       3%     Franklin High Income Securities
                                       3%     Ultra Series High Income
                                      12%     PIMCO Total Return
                                      24%     Invesco V.I. Government Securities
                                       8%     PIMCO Global Bond
----------------------------------------------------------------------------------
Moderate Growth Model                 18%     Ultra Series Large Cap Growth
                                      14%     Van Kampen Growth & Income II
                                       5%     Ultra Series Mid Cap
                                       2%     Oppenheimer Main Street Small Cap
                                       9%     Ultra Series International Stock
                                       6%     Oppenheimer International Growth
                                       3%     Invesco V.I. Global Real Estate
                                       3%     PIMCO CommodityRealReturn Strategy
                                       3%     Franklin High Income Securities
                                       6%     Ultra Series Fund High Income
                                       9%     PIMCO Total Return
                                      16%     Invesco V.I. Government Securities
                                       6%     PIMCO Global Bond
----------------------------------------------------------------------------------
Growth Model(2)                       20%     Ultra Series Large Cap Growth
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
            Model(1)                  Mix              Subaccounts(2)
----------------------------------------------------------------------------------
                                      15%     Van Kampen Growth & Income II
                                       6%     Ultra Series Mid Cap
                                       3%     Oppenheimer Main Street Small Cap
                                      11%     Ultra Series International Stock
                                       6%     Oppenheimer International Growth
                                       4%     Invesco V.I. Global Real Estate
                                       5%     PIMCO CommodityRealReturn Strategy
                                       3%     Franklin High Income Securities
                                       6%     Ultra Series High Income
                                       6%     PIMCO Total Return
                                       9%     Invesco V.I. Government Securities
                                       6%     PIMCO Global Bond
----------------------------------------------------------------------------------
Aggressive Growth Model               22%     Ultra Series Large Cap Growth
                                      16%     Van Kampen Growth & Income II
                                       7%     Ultra Series Mid Cap
                                       6%     Oppenheimer Main Street Small Cap
                                      12%     Ultra Series International Stock
                                       7%     Oppenheimer International Growth
                                       5%     Invesco V.I. Global Real Estate
                                       5%     PIMCO CommodityRealReturn Strategy
                                       2%     Franklin High Income Securities
                                       5%     Ultra Series High Income
                                       4%     PIMCO Total Return
                                       5%     Invesco V.I. Government Securities
                                       4%     PIMCO Global Bond
----------------------------------------------------------------------------------
Risk-Managed Funds Model              20%     Ultra Series Conservative Allocation
                                      45%     Ultra Series Moderate Allocation
                                      15%     Ultra Series Equity Income
                                      10%     Ultra Series Bond Fund
                                      10%     Ultra Series Diversified Income
----------------------------------------------------------------------------------

(1)These models are not available if you purchased a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider before the current May 1, 2010 version was available in your state. The models that are available to you are listed in the Appendices to this Prospectus.
(2)For the Ultra Series Fund, the models are composed of either the Class I or the Class II Subaccount depending on which Subaccount is available for your Contract.


Subject to any approval, notice or consent required by applicable law, we may:

    (i)   add allocation models without prior notice;
    (ii)  remove or substitute allocation models; and
    (iii) substitute Subaccount(s) within an available allocation model.

If we remove an allocation model, existing Contracts that are using the model at the time it is removed may continue to use it. The removed allocation model will not be available for newly issued Contracts nor will existing Contracts be able to switch to the removed model.

While your funds will be initially allocated to each Subaccount in the percentages specified by the model you select, if any, the actual percentage of your Contract Value allocated to a particular Subaccount may change over time due to factors such as changes in the market value of the underlying fund's portfolio. By choosing an allocation model, you are directing us to automatically rebalance your Contract Value each Contract Anniversary in accordance with the allocation model.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, not all of these allocation models will be available to you.

CONTRACT VALUE
The Contract Value is the sum of Variable Contract Value, Fixed Contract Value and the value in the Loan Account.

Determining the Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period and reflects the investment experience of the selected Subaccounts, after applicable charges. The value will be the total of the values attributable to the Contract in each of the Subaccounts (i.e., Subaccount Value). The Subaccount Values are determined by multiplying that Subaccount's Accumulation Unit value by the number of Accumulation Units.

Determination of Number of Accumulation Units. Any Net Purchase Payment, Contract Value Increase Enhancements or Purchase Payment Credits, if applied, allocated to a Subaccount or Contract Value transferred to a Subaccount is converted into Accumulation

Units of that Subaccount. The number of Accumulation Units is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount. The number of Accumulation Units is increased by additional purchase payments and Contract Value Increase Enhancement or Purchase Payment Credits, if applicable, or allocations. The number of Accumulation Units does not change as a result of investment experience. Any Contract Value transferred, surrendered or deducted from a Subaccount is processed by canceling or liquidating Accumulation Units. The number of Accumulation Units canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value.

Determination of Accumulation Unit Value. The Accumulation Unit value for a Subaccount is calculated for each Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

   (1)   Is:

         (a) the net assets of the Subaccount as of the end of the Valuation Period;
         (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

   (2) The daily charges for mortality and expense risks and administrative expenses and any applicable surrender charge multiplied by the number of days in the Valuation Period.
   (3) The number of Accumulation Units outstanding as of the end of the Valuation Period.

The value of an Accumulation Unit may increase or decrease as a result of investment experience.

TRANSFER PRIVILEGES

General. Before the Payout Date, the Owner may make transfers between the Subaccounts and the Fixed Account as described below.

    o Transfers from Subaccount(s) to the Fixed Account are not permitted for the DCA Fixed Periods.
    o Transfers from the Fixed Account to Subaccount(s) are permitted at any time for the DCA Fixed Periods.
    o A minimum monthly transfer from the Fixed Account to Subaccount(s) you designate is required for the DCA Fixed Periods. If no Subaccounts are designated, the minimum transfer amount will be transferred to either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract. The minimum transfer amount is the monthly sum that will amortize the Fixed Amount designated to a DCA Fixed Period on the expiration of the applicable DCA Fixed Period.
    o For Connecticut residents, transfers from Subaccount(s) to the Fixed Account are only permitted for the one-year Fixed Period and must be at least $1,000 (lesser amounts received are allocated to the either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract). In addition, the end of the one-year Fixed Period may not extend beyond the Payout Date at the time of the transfer.
    o For Connecticut residents, transfers from the Fixed Account to Subaccount(s) for the one-year Fixed Period are permitted only during the 30-day period before the expiration of the one-year Fixed Period.

Amounts transferred to a Subaccount will receive the Accumulation Unit value next determined after the transfer request is received in good order. If we receive a transfer request in good order at our Mailing Address by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed using that day's Accumulation Unit value.

No fee is currently charged for transfers but we may charge $10 for each transfer. Required transfers from the Fixed Account with respect to a DCA Fixed Period are not subject to a transfer fee.

Transfers may be made by Written Request, fax, Internet, or by telephone.

We will send a written confirmation of all transfers. We will use reasonable procedures to confirm that fax, Internet, or telephone instructions are genuine. These procedures may include requiring callers to identify themselves and the Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information. There are risks associated with fax, Internet, or telephone transactions. Anyone authorizing or making fax, Internet, or telephone requests bears those risks. We will not be liable for any losses resulting from unauthorized or allegedly unauthorized fax, Internet, or telephone requests that we believe are genuine.

We may record telephone requests. We may suspend fax, Internet or telephone instructions at any time for any class of Contracts for any reason.

Fax, Internet and telephone service may not always be available. All of these services, whether they are yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. For example, communications may not be available due to natural disasters (such as hurricanes or earthquakes), man-made disasters (such as acts of terrorism, computer failures, electrical blackouts, or certain fires), or simply because of a high number of users (which is likely to occur during periods of high market turbulence). These outages or slowdowns may delay or prevent processing your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to us at our Mailing Address.

We may modify, restrict, or terminate the transfer privileges at any time for any reason.


If you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit rider, you must allocate to a Benefit Allocation Plan. The allocation restrictions are required for those benefits to remain in effect restrict the transfers you may make, and may require a specific dollar amount to be allocated to the Foundation Account based on your Lifetime Benefit Basis or Benefit Basis, as applicable, multiplied by the percentage required to be allocated to the Foundation Account for the Benefit Allocation Plan you elected. If you violate an allocation restriction associated with your Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefits rider by transferring out of an available Benefit Allocation Plan or from the Foundation Account, your benefit will terminate unless otherwise prohibited by applicable law. (See OPTIONAL RIDER BENEFITS).


Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers.

In order to try to protect Owners and the Funds from potentially harmful trading activity, we have certain policies and procedures ("Frequent Transfers Procedures").

Detection. We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures.


Despite our best efforts, we may not be able to detect nor stop all harmful transfers.


Deterrence. If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we notify Owner that from that date forward, for three months from the date we mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.

In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers or redemptions of Fund shares at the Fund's request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the polices and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in inappropriate frequent transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

Dollar Cost Averaging. Dollar Cost Averaging is a long-term transfer program that allows you to make regular (monthly, quarterly, semi-annual, or annual) level investments over time. The level investments are intended to ensure that you purchase more Accumulation Units when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. If continued over an extended period of time, the dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not guarantee a profit or protect against a loss.

Dollar Cost Averaging Transfers. An Owner may choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) a specified dollar amount from either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract, to one or more Subaccounts. In addition, for Fixed Amounts designated to a DCA Fixed Period, a minimum monthly amount must be systematically transferred from the Fixed Account to one or more Subaccounts equal to the monthly sum that will amortize the Fixed Amount on the expiration date of the applicable DCA Fixed Period.

Portfolio Rebalancing. An Owner may instruct us to automatically transfer (on a quarterly, semi-annual, or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts. Owners may start and stop automatic Variable Contract Value rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If an Owner elects automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), we will allocate Variable Contract Value in accordance with the Owner's currently effective purchase payment allocation schedule. This is not applicable if the purchase payment allocations include an allocation to the Fixed Account.) If the Owner does not specify a frequency for rebalancing, we will rebalance quarterly. We may stop the portfolio rebalancing programs.


If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, you will be required to participate as a condition to receiving the rider benefit, in the automatic personal rebalancing service if the Benefit Allocation Plan you selected includes two or more funds, other than the Foundation Account. (See OPTIONAL RIDER BENEFITS).


Other Types of Automatic Transfers. An Owner may also choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value from one Subaccount to another. Such automatic transfers may be: (1) a specified dollar amount, (2) a specified number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.


For Fixed Amounts designated to a DCA Fixed Period, Owners may also automatically transfer the interest from the Fixed Account to one or more of the Subaccounts. The minimum automatic transfer amount is $100 per month. If less than $100 is available, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Variable Contract Value in the Subaccount or Fixed Account from which transfers are being made is depleted to zero; (2) the Owner cancels the election; or (3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions. We will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, you may only make automatic transfers from a DCA Fixed Period to an available Benefit Allocation Plan. (See OPTIONAL RIDER BENEFITS). We may stop the automatic transfer programs.


SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS

Surrenders. At any time on or before the Payout Date, the Owner may surrender the Contract and receive its Surrender Value by Written Request to us at our Mailing Address. We will process the surrender at the Accumulation Unit value next determined after the Written Request is received at our Mailing Address. If we receive your surrender request in good order at our Mailing Address by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed with that day's Accumulation Unit value. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an Income Payout Option. We may apply a surrender charge upon surrender.

Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.

Partial Withdrawals. At any time on or before the Payout Date, an Owner may make withdrawals of the Surrender Value. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. If you are a resident of Texas, we will treat a request that would reduce the Surrender Value to less $2,000 as a full surrender only if (1) no purchase payments were made during the prior two Contract Years,
(2) the total of all purchase payments less partial withdrawals is less than $2,000 and (3) the resulting Contract Value is also less than $2,000.

We will process the withdrawal at the Accumulation Unit value next determined after the request is received at our Mailing Address. If we receive your partial surrender request at our Mailing Address in good order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed with that day's Accumulation Unit value. We may apply a surrender charge upon partial withdrawal, which will be deducted from the remaining Contract Value. Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.


The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or the Fixed Account. If the Owner does not so specify, or if the amount in the designated Subaccounts or the Fixed Account is not enough to comply with the request, the partial withdrawal (and any applicable surrender charge) will be made proportionately from the accounts. If you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit rider; your Benefit Allocation Plan requires an allocation to the Foundation Account and you instruct us to deduct a partial withdrawal from the Foundation Account before the Contract Value in your other allocation options is exhausted, your benefit will terminate unless otherwise prohibited by applicable law. A contingent deferred sales charge may apply to surrenders and partial withdrawals.


Systematic Withdrawals. Owner(s) may elect to receive periodic partial withdrawals under our systematic withdrawal plan. Such withdrawals will be assessed surrender charges. Under the plan, we will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis) from designated
Subaccounts. Such withdrawals must be at least $100 each. Generally, Systematic Withdrawals may only be made from Variable Contract Value Subaccounts. However, Systematic Withdrawals can be made from the Fixed Account to satisfy required minimum distributions or to withdraw interest. The $100 minimum withdrawal requirement may be waived if the withdrawal is necessary to meet the required minimum distribution under the Code; however, any applicable surrender charge will continue to apply. Generally, Owners should be at least age 59 1/2 to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments. Beginning a systematic withdrawal plan before the Owner reaches age 59 1/2 may have federal income tax implications.

The withdrawals may be: (1) a specified dollar amount, (2) a specified whole number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner's required minimum distribution under the Code.

Participation in the systematic withdrawal plan will terminate upon the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge unless one of the exceptions noted below applies). You should not elect systematic withdrawals if you elect a Guaranteed Lifetime Withdrawal Benefit.

With regard to (4), an Owner may, by Written Request, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if the withdrawal is necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, we will continue systematic withdrawals even though a surrender charge is deducted.

Automatic Required Minimum Distribution Plan. Certain qualified plans require that you begin to take distributions by age 70 1/2. To help make these distributions, we offer Automatic Required Minimum Distribution plans. The Automatic Required Minimum Distribution plan can be used by individuals participating in a Tax Sheltered Annuity (TSA), Individual Retirement Annuity
(IRA), or Simplified Employee Pension (SEP). If the Owner elects to use this plan, scheduled withdrawals using the previous December 31 year-end value divided by the appropriate life expectancy factor will automatically be taken from their Contract Value. These scheduled withdrawal amounts will satisfy minimum distribution requirements for the value in the Contract. If you plan to take required minimum distributions under your Contract, whether or not you take them under the Automatic Required Minimum Distribution Plan, you should not purchase a Guaranteed Minimum Accumulation Benefit rider because withdrawals will decrease your Guaranteed Minimum Accumulation Benefit Basis.

In connection with the recently adopted Worker, Retiree and Employer Recovery Act of 2008 ("Act"), there are no required minimum distributions from certain qualified defined contribution retirement plans and individual retirement accounts for the 2009 calendar year. If a Contract is held in such an account, the Owner has enrolled in an Automatic Required Minimum Distribution Plan, and the Owner does not instruct the Company to discontinue distributions for 2009, the Company will continue to make distributions as if minimum distributions were required.

Owners, who have not enrolled in an Automatic Required Minimum Distribution Plan and who would have been required to take minimum distributions in 2009 if the Act had not been passed, may enroll in an Automatic Required Minimum Distribution Plan in 2009 and take the distributions that would otherwise have been required.

For both established and new Automatic Required Distribution Plans, the Company will treat such distributions as if they had been required for purposes of the discussion of required minimum distributions in this Prospectus.

An Owner who receives a distribution under an Automatic Required Distribution Plan may re-contribute such distribution to the Contract as a rollover contribution if the distribution is returned to the Company and is received by us at our Mailing Address within 60 days of payment. Such distributions returned in good order will be processed as of the Valuation Day they are received by us at our Mailing Address.

Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988;
(ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, severance from employment, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or partial withdrawals you request from a 403(b) Contract comply with applicable tax requirements before we process your request.

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

There may be federal income tax implications to surrenders and partial withdrawals. Owners should consult with their tax adviser before requesting a surrender or partial withdrawal. We may stop offering the systematic withdrawal plan at any time.

CONTRACT LOANS
Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title I of the Employee Retirement Income Security Act of 1974) may borrow from us using their Contracts as collateral. Loans are subject to the terms of the Contract, the retirement program and the Code. Loans are described in more detail in the SAI.

DEATH BENEFIT BEFORE THE PAYOUT DATE
Naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your agent or financial advisor.

Death of an Owner. If any Owner dies before the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. In the latter event, the surviving Annuitant becomes the Owner.


If the new Owner is not the spouse of the deceased Owner, the new Owner may elect, within 60 days of the date we received Due Proof of Death:

    (a) to continue the Contract as the new Owner for up to an additional five years after which, if the Contract has not earlier been surrendered, the Contract will terminate and we will pay the Surrender Value in a single lump sum; or
    (b) to apply the Surrender Value within one year of the deceased Owner's death to one of the Income Payout Options provided that payments are payable over the new Owner's life or over a period not greater than the new Owner's life expectancy.

If the new Owner does not elect one of the above options, we will pay the Surrender Value in a single sum five years from the date of the deceased Owner's death.

Sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner's death until the date that the Surrender Value is paid.


Death of the Annuitant. If the Annuitant dies before the Payout Date, we will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum. (Owners and Beneficiaries also may name successor Beneficiaries.) If there is no surviving

Beneficiary, we will pay the death benefit to the Owner or the Owner's estate. In lieu of a lump sum payment, the Beneficiary may elect, within 60 days of the date we receive Due Proof of Death of the Annuitant, to apply the death benefit to an Income Payout Option. If the Annuitant who is also an Owner dies, the Beneficiary may only apply the death benefit payment to an Income Payout Option if:

    (1) payments under the option begin within 1 year of the Annuitant's death; and
    (2) payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

In lieu of a lump sum payment, if the Beneficiary is the deceased Annuitant's spouse, then he or she may elect to continue the Contract.

Basic Death Benefit. The basic death benefit is an amount equal to the greater of:

    (1) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of Death at our Mailing Address; or
    (2) Contract Value less any Purchase Payment Credits applied to Contract Value within 12 months of the Annuitant's death, as of the Valuation Day we receive Due Proof of Death at our Mailing Address.

The death benefit will be reduced by any outstanding Loan Amount and any applicable premium expense charges not previously deducted. The Contract also offers additional guaranteed death benefit choices as riders to the Contract. These additional choices enhance the death benefit and are available at an additional charge. Please see the riders section for more details.

The death benefit is paid at such time as we are provided all required documentation and proper instructions.


If you elect a Guaranteed Lifetime Withdrawal Benefit rider at the Contract Issue Date, your death benefit will be the death benefit described in your rider. (See OPTIONAL RIDER BENEFITS, Income Protector).


Proportional Adjustment for Partial Withdrawals. When calculating the basic death benefit amount, as described above, an adjustment is made to aggregate Net Purchase Payments for partial withdrawals taken from the Contract. The proportional adjustment for partial withdrawals is calculated by dividing (1) by
(2) and multiplying the result by (3) where:

    (1)  Is the partial withdrawal amount;
    (2)  Is the Contract Value immediately prior to the partial withdrawal; and
    (3) Is the sum of Net Purchase Payments immediately prior to the partial withdrawal less any adjustment for prior partial withdrawals (including any applicable surrender charges).

Examples how the death benefit works are provided in Appendix B.

                              MISCELLANEOUS MATTERS
================================================================================

PAYMENTS
Any surrender, partial withdrawal, Contract loan, or death benefit usually will be paid within seven days of receipt of a Written Request at our Mailing Address, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

    (1) the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or
    (2)  the SEC permits the postponement for the protection of Owners; or
    (3) the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

If a recent check or draft has been submitted, we may delay payment until we are certain the check or draft has been honored.

We may defer payment of any surrender, partial withdrawal, or transfer from the Fixed Account for up to six months from the date of receipt of Written Request at our Mailing Address for such a surrender or transfer. In addition, we may defer payment from the Fixed Account for up to two months from the date we receive Due Proof of Death. Interest will be added to the amount paid, if required by a particular jurisdiction. Interest will be calculated at the rate required and for a time period required by law or regulation.

If mandated under applicable law, we may be required to reject a purchase payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

MODIFICATION
Upon notice to the Owner and as permitted by applicable law, we may modify the
Contract:

     (1) to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency;
     (2) to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;
     (3) to reflect a change in the operation of the Variable Account;
     (4) to combine the Variable Account with any of our other separate accounts and/or create new separate accounts;
     (5) to transfer the assets of any Subaccount to any other Subaccount, and to add new Subaccounts and make such Subaccounts available to any class of contracts as we deem appropriate;
     (6) to transfer assets from the Variable Account to another separate account;
     (7) to deregister the Variable Account under the 1940 Act if such registration is no longer required;
     (8) to operate the Variable Account as a management investment company under the 1940 Act (including managing the Variable Account under the direction of a committee) or in any other form permitted by law;
     (9) to restrict or eliminate any voting rights of Owners or other persons having such rights as to the Variable Account;
    (10) to add new funds or remove existing funds;
    (11) to eliminate or combine any Subaccounts and transfer the assets of any Subaccount to any other Subaccount; or
    (12) to make any other changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulation.

In the event of most such modifications, we will make appropriate endorsement to the Contract.


REPORTS TO OWNERS
At least annually, we will mail to each Owner, at such Owner's last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Fixed Amount), purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report, individualized rate of return (based on Contract fees, charges, riders and purchase payments) and any other information required by any applicable law or regulation.


CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, we may verify any changes in address you request by sending a confirmation of the change to both your old and new address. We may also call you to verify the change of address.

INQUIRIES
Inquiries regarding a Contract may be made in writing to us at our Mailing Address. We may charge a fee of up to $50 for each research request.

                              INCOME PAYOUT OPTIONS
================================================================================


PAYOUT DATE AND PROCEEDS

The Owner selects the Payout Date. For Non-Qualified Contracts, the Payout Date may not be after the later of the Contract Anniversary following the Annuitant's 85th birthday or 10 years after the Contract Issue Date, except that we may allow on a non-discriminatory basis the Payout Date to be as late as 95 if the Contract was issued when the Annuitant was 76 or older. For Qualified Contracts, the Payout Date must be consistent with the requirements of the Code, which may require the Payout Date to be no later than the date the Annuitant is age 70 1/2. If you are a resident of New Jersey, the Payout Date must be at least one year after the Contract Issue Date.


The Owner may change the Payout Date subject to the following limitations: (1) the Owner's Written Request must be received by us at our Mailing Address at least 30 days before the current Payout Date, and (2) the requested Payout Date must be a date that is at least 30 days after receipt of the Written Request. The Payout Date may be no earlier than 30 days after the issue date. We are currently waiving the 30 day requirement in (1). However, the Written Request must be received by us at our Mailing Address prior to the current Payout Date.


Your anticipated Payout Date may be extended if you elect a Guaranteed Lifetime Withdrawal Benefit in order for you to continue to receive Lifetime Withdrawals under the terms of that rider. (See OPTIONAL RIDER BENEFITS, Income Protector).


If you are a resident of Oregon, you may be required to wait until the surrender charge period has passed to change your Payout Date. We are currently waiving this requirement for Payout Options on which no surrender charge would be assessed. However, the Written Request must be received by us at our Mailing Address prior to the current Payout Date.

On the Payout Date, the Payout Proceeds will be applied under the Single Life Income Option (or, for joint annuitants, the Joint and Survivor Life Income Option) with 10 years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. Unless the Owner instructs we otherwise, amounts in the Fixed Account will be used to provide a Fixed Income Payout Option and amounts in the Variable Account will be used to provide a variable Income Payout Option.

The Payout Proceeds equal the Contract Value:

    (1) minus any applicable surrender charge if Income Payout Option 1 or Option 2 (with variable Income Payments) are selected;
    (2) minus the pro-rated portion of the annual Contract fee or rider charges (unless the Payout Date falls on the Contract Anniversary);
    (3)  minus any applicable Loan Amount; and
    (4)  minus any applicable premium expense charge not yet deducted.

ELECTION OF INCOME PAYOUT OPTIONS
On the Payout Date, the Payout Proceeds will be applied under an available Income Payout Option, unless the Owner elects to receive the Surrender Value in a single sum. If an election of an Income Payout Option is not on file with us at our Mailing Address on the Payout Date, the proceeds will be paid as a life income annuity with payments for 10 years guaranteed. An Income Payout Option may be elected, revoked, or changed by the Owner at any time before the Payout Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Request. The Owner may elect to apply any portion of the Payout Proceeds to provide either variable Income Payments or fixed Income Payments or a combination of both.

We may refuse the election of an Income Payout Option other than paying the Payout Proceeds in a lump sum if the total amount applied to an Income Payout Option would be less than $2,500, or each Income Payment would be less than $20.00.

FIXED INCOME PAYMENTS
Fixed Income Payments are periodic payments from us to the designated Payee, the amount of which is fixed and guaranteed by us. The amount of each payment depends only on the form and duration of the Income Payout Option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the Income Payments and the applicable income purchase rates in the Contract. Except for Options 1 and 2A, the income purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. For Options 1 and 2A, the income purchase rates are based on an effective annual interest rate of 2%. We may, in our sole discretion, make Income Payments in an amount based on a higher interest rate.

VARIABLE INCOME PAYMENTS
The dollar amount of the first variable Income Payment is determined in the same manner as that of a fixed Income Payment. Variable Income Payments after the first payment are similar to fixed Income Payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner or Payee.

The net investment performance of a Subaccount is translated into a variation in the amount of variable Income Payments through the use of Income Units. The amount of the first variable Income Payment associated with each Subaccount is applied to purchase Income Units at the Income Unit value for the Subaccount as of the Payout Date. The number of Income Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Income Units is made as described below. Each Subaccount has a separate Income Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

The dollar value of each variable Income Payment after the first Income Payment is equal to the sum of the amounts determined by multiplying the number of Income Units by the Income Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable Income Payment for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.

After the Payout Date, a Payee may change the selected Subaccount(s) by Written Request up to four times per Contract Year. Such a change will be made by exchanging Income Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Income Unit value calculations and variable Income Payment calculations.

DESCRIPTION OF INCOME PAYOUT OPTIONS
The following describes your Income Payout Options. Unless otherwise noted, once an option is selected and Income Payments begin, the value of any remaining payments cannot be surrendered or withdrawn and paid in a single sum. Not all of these options are available in every state. See your Contract for a description of the options available on your Contract.


In choosing an option, you may wish to consider whether you are most interested in a guaranteed fixed amount; income that varies with investment experience; or income that keeps pace with inflation. You may also want to consider whether you would prefer payment for the lifetime of specified persons or for a period of years certain.

Option 1 - Interest Option - Fixed Income Payments Only. The proceeds are left with us to earn interest at a compound annual rate to we determine but not less than 2%. Interest will be paid every month or every 12 months as the Payee selects. Under this option, the Payee may withdraw part or all of the proceeds at any time. This option may not be available in all states. In the event of the Payee's death, any remaining proceeds would be paid to a successor Payee. If there is no successor Payee, any remaining proceeds will be paid to the Owner's estate.


Option 2A - Installment Option - Fixed Payments. We make fixed monthly Income Payments for a number of years between 5 and 30 selected by the Owner. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 2B - Installment Option - Variable Payments. We make monthly Income Payments for a number of years between 5 and 30 selected by the Owner. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee. The Payee may elect at anytime by Written Request to surrender the income option and receive the commuted value of the remaining payments. The Payee also may elect at any time by Written Request to withdraw a portion of commuted value of the remaining payments (i.e. the future value of your remaining payments will be reduced proportionally by the withdrawal). The commuted value of the payments will be calculated as described in the Contract.

Option 3A - Single Life Income Guaranteed Period Certain. We make monthly Income Payments during the Annuitant's lifetime with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Payee or a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 3B - Single Life Income. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Annuitant. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

Option 4A - Joint and Survivor Life Income - Guaranteed Period Certain. We make monthly Income Payments for as long as either of two joint Annuitants remains alive, with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Payee or any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

The minimum amount of each fixed payment and the initial payment amount for variable Income Payout Options will be determined from the tables in the Contract that apply to the particular option using the Annuitant's age (and if applicable, gender). Age will be determined from the last birthday at the due date of the first payment.

Option 4B - Joint and Survivor Life Income. We make monthly Income Payments for as long as either of two joint Annuitants remains alive. The same as Option 4A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.

Option 5A - Single Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments Only). We make monthly Income Payments adjusted for inflation as described below during the Annuitant's lifetime with the guarantee that payments will be made for a period 10 or 20 years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Payee or a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 5B - Single Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). We make monthly Income Payments adjusted for inflation as described below for as long as the Annuitant lives. The same as Option 5A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

Option 6A - Joint and Survivor Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments Only). We make monthly Income Payments adjusted for inflation as described below for as long as either of two joint Annuitants remains alive, with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Payee or any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 6B - Joint and Survivor Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). We make monthly Income Payments adjusted for inflation as described below for as long as two joint Annuitants remain alive. The same as Option 6A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.

Option 7 - Single Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). We will make monthly Income Payments adjusted for inflation as described below for as long as the Annuitant lives. The total amount paid under this option will be at least equal to the Contract Value applied. If the Annuitant dies and the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Payee or a successor Payee in a lump sum. If there is no successor Payee, it will be payable to the Payee's estate.

Option 8 - Joint and Survivor Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). We will make monthly Income Payments adjusted for inflation as described below for as long as either of two joint Annuitants remains alive. The total amount paid under this option will be at least equal to the Contract Value applied. If at the death of the second Annuitant, the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Payee or a successor Payee in a lump sum. If there is no successor Payee, it will be payable to the last surviving Payee's estate.

Adjustments for Inflation. For Options 5A, 5B, 6A, 6B, 7, and 8, Income Payments will be adjusted for inflation at the beginning of each calendar year. The adjustment is based on the percentage increase in the Consumer Price Index - Urban Wage Earners and Clerical Workers (Current Series) for the 12-month period ended September 30 of the prior calendar year. If the change in the index is negative, no adjustment will be made. If the CPI-W is discontinued, a substitute index will be used. Such substitute index may be subject to approval by your state insurance department. We may discontinue offering Options 5A, 5B, 6A, 6B, 7, and 8 if the U.S. Treasury Department no longer issues new Treasury
Inflation Protection Securities.

Alternate Payment Option. In lieu of one of the above options, the Payout Proceeds or death benefit, as applicable, may be applied to any other payment option we make available.


Annuity options without a life contingency (e.g., Options 1, 2A and 2B) may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options.


DEATH BENEFIT AFTER THE PAYOUT DATE
If an Owner dies after the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the successor Payee becomes the new Owner. If there is no successor Payee, the surviving Annuitant becomes the new Owner. Such Owners will have the rights of Owners after the Payout Date, including the right to name successor Payees if the deceased Owner had not previously done so. The death of an Annuitant after the Payout Date will have the effect stated in the Income Payout Option pursuant to which Income Payments are being made.

                             CHARGES AND DEDUCTIONS
================================================================================

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

Charge for Partial Withdrawal or Surrender. No sales charge deduction is made from purchase payments when amounts are deposited into the Contracts. However, if any amount is withdrawn or surrendered within seven years (B-Share Contracts) or four years (L-Share Contracts) of being received by us (or from the Contract Issue Date for Section 457 plans that do not choose the Extra Credit Plan), we will withdraw the amount requested and deduct a surrender charge from the remaining Contract Value. We deduct a surrender charge to compensate us for the distribution costs when Owners surrender or withdraw before distribution costs have been recovered.

The surrender charge is calculated by multiplying the applicable charge percentage (as shown below) by the amount of purchase payments surrendered. This means that you would pay the same charge at the time of withdrawal or surrender regardless of whether your Contract Value has increased or decreased. There is no surrender charge for withdrawal of Contract Value in excess of aggregate purchase payments (less withdrawals of such payments). The surrender charge generally is calculated using the assumption that all Contract Value in excess of aggregate purchase payments (less withdrawals of such payments) is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis. This assumption works to your advantage if you anticipate a current need to assess your Contract Value.

However, if you elect to receive Purchase Payment Credits, the assumptions we use in assessing the surrender charge are different. We will assume that earnings will be withdrawn last. Specifically, in applying the surrender charge with a Purchase Payment Credit, we will assume Contract Value is withdrawn as follows: first, the oldest purchase payments are withdrawn; second, 10% of purchase payments free of surrender charge will be withdrawn; and finally, purchase payments subject to surrender charge will be withdrawn. After all purchase payments have been withdrawn (and all surrender charges paid) earnings will be withdrawn. This change in withdrawal order has no impact on taxation of the withdrawal. However, it does mean that you will not have access to 100% of the gain in your Contract without first withdrawing 100% of your purchase payments and paying any associated surrender charges. This assumption works to your disadvantage if you anticipate a current need to assess your Contract Value.

The surrender charge schedule varies by Class and whether you have elected to receive Purchase Payment Credits. The schedule is set forth below:

---------------------------------------------------------------------------------------------------------------------------
Number of Full Years Between        Charge as a Percentage       Charge as a Percentage of        Charge as a Percentage of
Date of Purchase Payment and        of Purchase Payment -      Purchase Payment - Purchase            Purchase Payment -
       Date of Surrender                B-Share Class            Payment Credits Elected                L-Share Class
---------------------------------------------------------------------------------------------------------------------------
               0                              8%                             9%                              8%
---------------------------------------------------------------------------------------------------------------------------
               1                              7%                             8%                              7%
---------------------------------------------------------------------------------------------------------------------------
               2                              6%                             7%                              6%
---------------------------------------------------------------------------------------------------------------------------
               3                              5%                             6%                              5%
---------------------------------------------------------------------------------------------------------------------------
               4                              4%                             5%                              0%
---------------------------------------------------------------------------------------------------------------------------
               5                              3%                             4%                              0%
---------------------------------------------------------------------------------------------------------------------------
               6                              2%                             3%                              0%
---------------------------------------------------------------------------------------------------------------------------
              7+                              0%                             0%                              0%
---------------------------------------------------------------------------------------------------------------------------

For B-Share Class Contracts issued in conjunction with plans that qualify under
Section 457(f) of the Code that do not choose the Extra Credit Plan, the schedule of percentages shown above will apply from the Contract Issue Date to the date of surrender, rather than from the number of years since the purchase payment was made.

Assuming you elect to receive Purchase Payment Credits and you withdraw all purchase payments within one year of payment, in no event will the surrender charges we imposes, when added to any surrender charges previously assessed on the Contract exceed 8.1% of aggregate purchase payments made to date for that Contract. The surrender charge percentage rate in this case is 9% of purchase payments withdrawn, but 10% of these payments will not be assessed a surrender charge, as described below. The maximum surrender charge imposed on a single withdrawal is 9%, assuming the amount not subject to surrender charge for the Contract Year has already been utilized by a prior withdrawal.

Amounts Not Subject to Surrender Charge. In each Contract Year, earnings may be withdrawn free of surrender charges. In addition, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year. A surrender charge is not assessed on Contract Value Increase Enhancements or Purchase Payment Credits.

For B-Share Class Contracts issued in conjunction with Section 457(f) Plans, in each Contract Year, earnings not previously withdrawn and 10% of the purchase payments being withdrawn may be withdrawn or surrendered during that year without a surrender charge. The remaining 90% of purchase payments being withdrawn will be subject to the surrender charge rate as outlined in the above chart. This means that a portion of every withdrawal that is not earnings will be subject to a surrender charge. A surrender charge is not assessed on Contract Value Increase Enhancements or Purchase Payment Credits.

Waiver of Surrender Charge. (This benefit may be exercised only one time). In most states, the Contract provides that, upon Written Request from the Owner before the Payout Date, the surrender change will be waived on one partial withdrawal or surrender if the Annuitant is:

    (1) confined to nursing home or hospital after the Contract is issued (as described in the Contract); or
    (2) becomes terminally ill after the Contract is issued (as described in the Contract); or
    (3) becomes unemployed at least one year after the Contract is issued, has received unemployment compensation for at least 30 days and is receiving it at the time of the withdrawal or surrender (as described in the Contract); or
    (4) the Annuitant's primary residence is located in an area that is declared a disaster area declared as such by the United States President and $50,000 of damage is sustained to the residence as a result of the disaster and after the Contract is issued (as described in the Contract).

The waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. The terms under which the surrender charge will be waived may vary in some states and are described in Contracts issued in those states. This benefit may be exercised only one time.

TRANSFER PROCESSING FEE
Currently no fee is charged for transfers. However, we may charge $10 for each transfer to compensate us for transfer processing costs. The transfer charge is not applicable to transfers of Fixed Amounts designated to a DCA Fixed Period. Each Written Request or telephone/fax authorization is considered to be one transfer, regardless of the number of Subaccounts or Fixed Amounts affected by the transfer. The transfer fee is deducted from the account from which the transfer is made. If a transfer is made from more than one account at the same time, the transfer fee is deducted pro-rata from the accounts.

DUPLICATE CONTRACT CHARGE
You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.

LOAN INTEREST SPREAD
While a loan is outstanding, loan interest is payable at the end of each Contract Year or, if earlier, on the date of loan repayment, surrender, termination, or death of the Annuitant. Loan interest is charged in arrears on the amount of an outstanding loan. Loan interest that is unpaid when due will be added to the amount of the loan at the end of each Contract Year and will bear interest at the same rate.

We charge an annual interest rate of 6.5% on loans. After offsetting the 3% interest we guarantee we will credit to the Loan Account, the maximum guaranteed net cost of loans is 3.5% (annually). The current loan interest spread is 2.00%

RESEARCH FEE
We may charge you a fee when you request information that is duplicative of information previously provided to you and requires extensive research.

ENDORSEMENT CHARGES
Generally, there is no charge for the Change of Annuitant Endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, we may charge up to $150 to offset our expenses incurred in connection with the endorsement. If a fee is imposed, this fee will be deducted from the Contract Value at the time of the change of Annuitant. The Change of Annuitant Endorsement is subject to a number of conditions. Please see the Endorsement for more information.

Currently there is no charge for the Income Payment Increase Endorsement; however, we may charge up to $150 for the endorsement. If a charge is assessed, it will be deducted from the additional amount received before it is added to the Contract Value applied to the Income Payout Option.

ANNUAL CONTRACT FEE
On each Contract Anniversary before the Payout Date, we deduct an annual Contract fee of $30 to pay for administrative expenses. The fee is deducted from each Subaccount and from the Fixed Account based on a proportional basis. We may deduct the annual Contract Fee upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon application to an Income Payout Option. After the Payout Date, the annual Contract fee is deducted from variable Income Payments. We do not deduct the annual Contract fee on Contracts with a Contract Value of $50,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Payout Date when a Contract with a Contract Value of $50,000 or more has been applied to an Income Payout Option.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge from the Variable Account. The charges are computed and deducted on a daily basis, and are equal to an annual rate of (i) 1.15% of the average daily net assets of the Variable Account for the B-Share, (ii) 1.60% of the average daily net assets of the Variable Account if you elect to receive Purchase Payments Credits, and (iii) 1.65% of the average daily net assets of the Variable Account for the L-Share Class.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the Income Payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Payout Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts, or for any other purpose.

ADMINISTRATIVE CHARGE
We deduct a daily administrative charge to compensate us for administrative expenses we incur. The charge is deducted at an annual rate of 0.15% of the average daily net assets of the Variable Account.

ENHANCED DEATH BENEFIT RIDER CHARGES
The Maximum Anniversary Value Death Benefit carries an annual charge of 0.15% of average monthly Contract value for the prior Contract Year. The 3% Annual Guarantee Death Benefit rider carries an annual charge of 0.20% of average monthly Contract Value for the prior year. The Earnings Enhanced Death Benefit rider carries an annual charge of 0.30% of average monthly Contract Value for the prior year. In addition, the Spouse Beneficiary Death Benefit rider carries an annual charge of 0.05% of average monthly Contract Value for the prior year. These charges, which are intended to compensate us for the costs and risks we assume in providing the riders, will be assessed on each Contract Anniversary. Each charge will be based on the average monthly Contract Value for the previous Contract Year. The charge will be deducted from the Subaccounts and Fixed Amounts on a pro-rata basis. A pro-rata portion of this charge will be deducted upon surrender payment of death proceeds, or selection of an Income Payout Option, if the surrender payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary.


GUARANTEED LIVING BENEFIT CHARGES
Charges are assessed on each Contract Anniversary and are shown as a percentage of average daily Benefit Basis for the prior Contract Year. The monthly date used for the calculation of average monthly Contract Value is the same day each month as the

Contract Issue Date. For Guaranteed Lifetime Withdrawal Benefit riders issued on and after the date of this Prospectus, the current charge is 0.95%. For Guaranteed Minimum Accumulation Benefit riders issued on and after the date of this Prospectus, the current annual charge is 1.05%. Note: If the Benefit Allocation Plan you elect requires an allocation to the Foundation Account for your benefit to remain in effect, we will not deduct the charge from the Foundation Account unless your Contract Value in the other allocation option is exhausted.


If the benefit is in effect on the Contract Issue Date, we will not assess a charge for the benefit until the first Contract Anniversary.

If a current rider is not approved in your state or your application for a rider is dated prior to May 1, 2010, a prior, approved version may be issued, which may have different charges. (See SUMMARY, Charges and Deductions and the Appendices.) Information about prior versions of these riders is available in the appendices to this Prospectus.


FUND EXPENSES
Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by such Funds. A more detailed description of these fees and expenses may be found in the Funds' prospectuses, which follows this Prospectus. We have an ownership interest in the investment adviser to the Ultra Series Fund, from which we expect to receive revenues based (in part) on the investment advisory fees paid by the Ultra Series Fund. In addition, as discussed under "Servicing Fees" above, the Funds pay us for providing certain administrative services and/or CBSI for certain distribution and/or beneficial owner services.


PREMIUM EXPENSE CHARGE
Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range from 0% to 3.5%. This range is subject to change based on current state law. If premium taxes are applicable to a Contract, the jurisdiction may require payment
(1) from purchase payments as they are received, (2) from Contract Value upon withdrawal or surrender, (3) from Payout Proceeds upon application to an Income Payout Option, or (4) upon payment of a death benefit. We will forward payment to the taxing jurisdiction when required by law. Although we may deduct premium taxes at the time such taxes are paid to the taxing authority, currently we do not deduct premium tax unless the Contract is annuitized.

OTHER TAXES
Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the Variable Account or the Contracts. We may, however, make such a charge in the future from Surrender Value, death benefit proceeds, amounts applied to Income Payout Options, or Income Payments, as appropriate.

ADDITIONAL INFORMATION
We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay this commission, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Contract benefits through the fees and charges imposed under the Contracts. (See DISTRIBUTION OF CONTRACTS.)

                             OPTIONAL DEATH BENEFITS
================================================================================


If the Owner elects one of the following enhanced death benefit riders, the death benefit will not be paid as described above under the heading "Death Benefit Before the Payout Date," and will be calculated as described below. We assess a charge for each of the optional death benefit riders. You may not elect an optional death benefit if you elect a Guaranteed Lifetime Withdrawal Benefit at the Contract Issue Date. (See OPTIONAL RIDER BENEFITS, Income Protector). Please consult a competent tax adviser before electing any of these riders in connection with a Qualified Contract. The tax rules for Qualified Contracts may limit the value of a rider or endorsement.


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT
This rider provides a minimum death benefit prior to the Payout Date equal to the Maximum Anniversary Value (as described below) less any Loan Amounts and premium taxes not previously deducted. On the issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:

    (1)  the date an additional purchase payment is received by us;
    (2)  the date of payment of a partial withdrawal; and
    (3)  on each Contract Anniversary.

When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

When a partial withdrawal is paid, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value less an adjustment for the partial withdrawal. The adjustment for each partial withdrawal is (1) divided by
(2) with the result multiplied by (3) where:

    (1)  is the partial withdrawal amount;

    (2)  is the Contract Value immediately prior to the partial withdrawal; and
    (3) is the most recently calculated Maximum Anniversary Value less any adjustments for prior partial withdrawals (including any applicable surrender charges).

The Maximum Anniversary Value on each Contract Anniversary is the greater of the most recently calculated Maximum Anniversary Value and your Contract Value.

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

3% ANNUAL GUARANTEE DEATH BENEFIT
This rider provides a minimum death benefit prior to the Payout Date equal to the 3% Annual Guarantee Death Benefit less any Loan Amounts and premium expense charge not previously deducted. On the issue date, the value of the 3% Annual Guarantee Death Benefit is equal to the initial Net Purchase Payment. Thereafter, the value of the 3% Annual Guarantee Death Benefit on each Contract Anniversary is the lesser of:

    (1) the sum of all Net Purchase Payments received minus an adjustment for partial withdrawals plus interest compounded at a 3% annual effective rate; or
    (2)  200% of all Net Purchase Payments received.

The adjustment for each partial withdrawal is equal to (1) divided by (2) with the result multiplied by (3) where:

    (1)  is the partial withdrawal amount;
    (2)  is the Contract Value immediately prior to the withdrawal; and
    (3) is the 3% Annual Guarantee Death Benefit immediately prior to the withdrawal, less any adjustments for earlier withdrawals (including any applicable surrender charges).

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

EARNINGS ENHANCED DEATH BENEFIT RIDER
This rider provides a minimum death benefit prior to the Payout Date equal to the greater of:

    (1) the death benefit proceeds provided by the Contract (i.e., the greater of: (i) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of Death; or (ii) Contract Value as of the Valuation Day we receive Due Proof of Death less any Purchase Payment Credits applied within 12 months of the Annuitant's death);
    (2) the death benefit proceeds provided by any other rider attached to the Contract (e.g., the Maximum Anniversary Death Benefit or 3% Annual Guaranteed Death Benefit riders); or
    (3) the Earnings Enhanced Death Benefit Proceeds, as such term is defined below, as of the date Due Proof of Death is received.

The death benefit proceeds described above will be reduced by any Loan Amount and any applicable premium expense charge not previously deducted.

The Earnings Enhanced Death Benefit Proceeds are equal to Contract Value plus an additional amount, not to exceed 100% of all remaining purchase payments, calculated by multiplying earnings by:

    o    40% if the Annuitant was age 70 or younger on the Contract Issue Date;
         or
    o    25% if the Annuitant was age 71 or older on the Contract Issue Date.

For this purpose: (1) "earnings" means Contract Value minus any applicable rider charges accrued since the prior Contract Anniversary plus any remaining purchase payments, and (2) "remaining purchase payments" means the sum of all Net Purchase Payments received less the amount by which each partial withdrawal exceeds the earnings in the Contract immediately prior to the withdrawal. Earnings can never be less than zero.

Also for this purpose, Partial Withdrawals are deemed to be taken from Contract Value representing earnings, and when no such earnings remain, from Contract Value representing Net Purchase Payments on a first-in, first-out basis.

The Earnings Enhanced Death Benefit rider is only available if you elect the Maximum Anniversary Value Death Benefit or the 3% Annual Guarantee Death Benefit. This rider will terminate automatically if neither of the other optional death benefit riders is in force. The Earnings Enhanced Death Benefit rider cannot be elected with Purchase Payment Credits.

SPOUSE BENEFICIARY DEATH BENEFIT RIDER
The spousal death benefit extends the basic death benefit and any attached death benefit riders on your life, during the accumulation period, to your spouse if he or she is your sole Beneficiary under the Contract. If your spouse dies before you do, the benefit (if any) described below will be paid into your Contract. You may wish to consider electing this rider if you will be the sole Owner and Annuitant under the Contract and you intend to name your spouse as your sole Beneficiary.

You should not add this rider if you do not intend for your spouse to be the sole Beneficiary, if you desire to name a co-Annuitant, or if you are not the sole Owner of the Contract.

This rider provides a spousal death benefit if your spouse Beneficiary dies during the accumulation period provided: you are named as both the sole Annuitant and the sole Owner; your spouse is named as the sole Beneficiary; your spouse has signed the application or Written Request for this rider; and both you and your spouse are less than age 76 on the rider effective date.

The Spouse Beneficiary Death Benefit rider will not be issued in conjunction with the Earnings Enhanced Death Benefit. We are currently not offering it with Qualified Contracts.

Spouse Beneficiary Death Benefit. In the event your spouse Beneficiary who signed the original application dies, we will calculate the spousal death benefit proceeds according to the terms of the Contract including any attached death benefit riders, and compare the amount of those proceeds to the Surrender Value as of the date we receive Due Proof of Death. If the death benefit proceeds are greater than your Surrender Value, we will allocate the difference according to the purchase payment allocation designation on file as of the date we receive Due Proof of Death. If death benefit proceeds are less than your Surrender Value on the date we receive Due Proof of Death, no additional amount will be added to your Contract. The charges for this rider will not be refunded.

The additional amount, if any, will not increase surrender charges on the Contract. However, any amount allocated to the Fixed Account will begin a new Fixed Period. It is possible that any distribution attributable to the Spouse Beneficiary Death Benefit will be taxable in full.

Termination. The Spouse Beneficiary Death Benefit rider will terminate on the earliest of:

    o the date death benefit proceeds become payable on you according to the provisions of the Contract;
    o the date death benefit proceeds become payable on your spouse Beneficiary according to the terms of this rider;
    o    the Payout Date;
    o    the date we receive Written Request to change your Beneficiary;
    o    the date you surrender your Contract; or
    o    the date you chose to end this rider by Written Request to us.

If your spouse Beneficiary ceases to be your spouse, this rider will terminate on the date you notify we.

Charges. If you elect the Spouse Beneficiary Death Benefit, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. The current annual Spouse Beneficiary Death Benefit charge percentage is 0.05%.

Examples showing how these benefits work are provided in Appendix B.

The amount of the Spouse Beneficiary Death Benefit charge is calculated by multiplying the current annual Spouse Beneficiary Death Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months in the period. On each Contract Anniversary during the accumulation period, we will deduct the Spouse Beneficiary Death Benefit charge pro-rata from your Contract Value.

A pro-rata portion of the charge also will deducted upon Contract surrender, termination of the rider, payment of death benefit proceeds, or start of payments under an Income Payout Option, if the surrender, termination, payment of death benefit proceeds or start of payments under an Income Payout Option does not occur on a Contract Anniversary.


The rider is generally designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. Where we are required by a state to do so, however, we may also make this rider available to civil union and same-sex marriage partners. Contact us or your agent for more information. ADDING THE RIDER TO A NON-QUALIFIED CONTRACT IN CONNECTION WITH A BENEFICIARY WHO IS NOT A "SPOUSE" UNDER DOMA WILL CAUSE THE CONTRACT TO LOSE THE TAX DEFERRAL FEATURES NORMALLY ASSOCIATED WITH ANNUITY CONTRACTS.


                         AVAILABLE CONTRACT ENDORSEMENTS
================================================================================

In addition to the Contract Value Increase Enhancement and the Purchase Payment Credit Benefit discussed above under "Description of the Contract, the following endorsements may be available on your Contract.

INCOME PAYMENT INCREASE ENDORSEMENT
Under this endorsement and subject to the conditions described therein, you may increase the Income Payment under any Income Payout Option (other than Income Payout Option 1) by sending us an additional payment of up to $1 million with your Written Request electing an Income Payout Option. We deduct the premium expense charge, if any, from the additional payment and the additional amount is added to the Contract Value applied to the Income Payout Option.

You should consider this endorsement only if you have sufficient funds outside of the Contract to meet your immediate cash needs. We may charge up to $150 for the endorsement.

LOAN ACCOUNT ENDORSEMENT
A Loan Account endorsement is available for Contracts meeting the requirements of Section 403(b) of the Code. The endorsement permits Owners to borrow money from us using the Contract Value as collateral and provides for the establishment of a Loan Account under the Contract that is part of the Fixed Account. To facilitate a loan, Variable Contract Value and/or Fixed Contract Value in the amount of the loan is transferred to the Loan Account and held as collateral. We charges you interest on the Loan Amount at an effective annual rate of 6.50% and credits interest on the collateral in the Loan Account at an effective annual rate of 3.00%. Please see the Endorsement for more information.

You should consider the cost of borrowing before taking a loan from the Contract. You will pay more loan interest that than you will earn on your Loan Account. You should consider your ability to repay the loan and the tax implications if you fail to repay it as scheduled. We do not charge a fee for this endorsement.

CHANGE OF ANNUITANT ENDORSEMENT
This endorsement permits an Owner that is a business or trust to change the Annuitant at any time when the current Annuitant is alive provided that both the current Annuitant and new Annuitant are selected managers or highly compensated employees of the Owner. Generally, there is no charge for this endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, we may charge up to $150 to offset our expenses incurred in connection with the endorsement. The Change of Annuitant Endorsement is subject to a number of conditions. Please see the Endorsement for more information.

You may wish to consider this endorsement if you are a business or trust and you believe it would be beneficial to have the ability to change Annuitants as allowed by the endorsement. You may want to consider surrender charges, possible tax implications and other factors associated with the surrender of the Contract in connection with an event causing the current Annuitant to be no longer associated with the business or trust.

SPOUSAL CONTINUATION ENDORSEMENT
Under this endorsement, your spouse may elect to continue your Contract in lieu of taking a lump sum death benefit payment. There are conditions, however, associated with this endorsement. These conditions are that: you are named as both the sole Annuitant and sole Owner; your spouse is named as the sole Beneficiary; your death occurs during the accumulation period; your spouse is less than age 95 on the contract continuation date; your Contract is not collaterally assigned; and we receive your spouse's Written Request to elect this benefit within 60 days of receipt of Due Proof of Death.

If you are named as both the sole Annuitant and sole Owner and your spouse is named as the sole Beneficiary, this endorsement will automatically be issued with your Contract.

If your spouse elects spousal continuation, we will calculate the death benefit proceeds according to the terms of the Contract including any attached death benefit riders and compare that amount to the Contract Value, as of the Valuation Day we receive Due Proof of Death at our Mailing Address, which will have been reduced by any applicable pro-rata rider charges, any premium expense charge not previously deducted, and any Loan Amount. The greater of these two amounts is the Contract continuation amount. Your Loan Amount, if any, will be repaid as of the Contract continuation date. The entire Contract continuation amount will become the Contract Value as of the Contract continuation date and that amount will be allocated to the Subaccount(s) or the Fixed Account selection we receive by Written Request (otherwise, we will use the purchase payment allocation designation we have on file). We will waive all surrender charges applicable to purchase payments made prior to the Contract continuation date. As of the Contract continuation date, your spouse will become the new Owner and Annuitant, and may exercise all rights under the Contract. The Contract continuation date will be the measurement date for Contract Anniversaries of the continued Contract. The anticipated Payout Date for the continued Contract will be the later of Contract Anniversary following the new spouse Owner's 85th birthday or 10 years after the Contract continuation date.


All optional benefit riders/endorsements issued to you as Owner will terminate as of the date we receive Due Proof of Death at our Mailing Address.


If you were the original spouse Beneficiary named on the original application you may, as new Owner, elect any optional benefit riders/endorsements we make available by Written Request, except the Earnings Enhanced Death Benefit, subject to Company approval. Further, without continuing the Contract under the Contract under the Spousal Continuation Endorsement, you may continue the Guaranteed Lifetime Withdrawal Benefit (for benefits entered into on and after May 1, 2010), if you elect the continuation option under that rider and satisfy the terms and conditions of the rider. However, if you elect the continuation benefit under the Guaranteed Lifetime Benefit rider, you will not receive the death benefit value that you would have received under the Spousal Continuation Endorsement.

Spousal continuation is only available on non-Qualified Contracts and IRA Contracts. There is no charge for spousal continuation endorsement.


The endorsement is generally designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. Where we are required by a state to do so, however, we may also make this endorsement available to civil union and same-sex marriage partners. Contact us or your agent for more information. UNDER CURRENT LAW, ADDING THE ENDORSEMENT

TO A NON-QUALIFIED CONTRACT IN CONNECTION WITH A BENEFICIARY WHO IS NOT A "SPOUSE" UNDER DOMA WILL CAUSE THE CONTRACT TO LOSE THE TAX DEFERRAL FEATURES NORMALLY ASSOCIATED WITH ANNUITY CONTRACTS. Any annual increase in Contract Value would be currently taxed at ordinary income rates, even if no amounts are withdrawn from the Contract. Please consult with your own tax advisor before adding the endorsement under these circumstances.


                             OPTIONAL BENEFIT RIDERS
================================================================================


We offer two types of living benefit riders for a fee. The Guaranteed Lifetime Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of Contract Value. Under the Guaranteed Minimum Accumulation Benefit, we guarantee your Contract Value will at least equal the Benefit Basis less adjustments for partial withdrawals. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both. We assess a charge for each of the optional benefit riders. Currently, these riders are available only when you purchase your Contract or, with respect to the Guaranteed Lifetime Withdrawal Benefit rider, after the Contract Issue Date on conversion from a Guaranteed Minimum Accumulation Benefit rider. We may make these riders available under different circumstances or discontinue offering them in the future. You should elect the Guaranteed Lifetime Withdrawal Benefit if you are interested in predictable withdrawals that will guarantee the return of your principal or lifetime withdrawals while participating in the market.


You should carefully consider whether to elect the Guaranteed Lifetime Withdrawal Benefit if:

    o you plan to take partial withdrawals in excess of the guaranteed maximum withdrawal amount in a Contract Year because those withdrawals may significantly reduce or eliminate the value of the benefit;
    o you are interested in long term accumulation rather than receiving payments;
    o you have a Qualified Contract with withdrawal restrictions and you are under age 59 1/2 and are actively employed; or
    o    you do not expect to take partial withdrawals.

You should elect the Guaranteed Minimum Accumulation Benefit if you are interested in guaranteeing your initial principal with the potential to build your assets while participating in the market.

You should not elect the Guaranteed Minimum Accumulation Benefit if you are interested in receiving payments while the Guaranteed Minimum Accumulation Benefit is in effect. Partials withdrawals may reduce the Benefit Basis by more than the withdrawal amount. In particular, you should not purchase a Guaranteed Minimum Accumulation Benefit if you plan to take required minimum distributions (whether or not you take them under the Automatic Required Minimum Distribution
Plan) from this Contract.

You should carefully consider whether to elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit if:


    o you plan to make additional purchase payments in excess of the maximum window purchase payment amount or after the window period, because those payments will not increase your benefit basis; or
    o you would prefer that your Contract Value not be allocated to an available Benefit Allocation Plan because all Contract Value must be allocated to a Benefit Allocation Plan for the riders to remain in effect.


The guarantees provided under the Guaranteed Lifetime Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit are subject to our claims-paying ability. Therefore, if we become insolvent, the benefits may not be paid. You may want to consider our financial strength in connection with our ability to meet the guarantees made under the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders. We may discontinue offering the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit at any time.

One or both of these riders may not be available in your state, or your state may not have approved the current version of the rider. Prior versions of the riders are described in the appendices. Contact your agent or us to confirm whether and, if so, what version of these riders are available to you.


INCOME PROTECTOR

Income Protector is a Guaranteed Lifetime Withdrawal Benefit rider. We offer two options if you elect this rider, Income Now or Income Later, which are described in this section.


Definitions. Before we discuss the Guaranteed Lifetime Withdrawal Benefits, you need to understand the terms we use to describe those benefits. We use the following definitions to describe how the optional Guaranteed Lifetime Withdrawal Benefit riders work:

Covered Person means the person(s) whose life/lives determine(s) the benefits under the guaranteed Lifetime Withdrawal benefit rider. We show the primary Covered Person and the joint Covered Person on your rider Data Page.

Current Age means the youngest Covered Person's age as of his or her last birthday.

Excess Withdrawal means a withdrawal that either by itself or when added to all other withdrawals during a rider year, exceeds the guaranteed annual Lifetime Withdrawal amount ("GALWA"). The amount that is in excess of GALWA is considered the Excess Withdrawal amount.

Foundation Account has the meaning provided in the Glossary.

Guaranteed Annual Lifetime Withdrawal Amount or GALWA means the maximum guaranteed withdrawal amount available to be withdrawn each Contract Year under the rider while a Covered Person is alive regardless of your Contract Value.

Guaranteed Lifetime Withdrawal Settlement Payments means the payments equal to your GALWA we make if your Contract Value is reduced to zero, a Covered Person is living, and you have complied with the terms of the rider.


Lifetime Benefit Basis means the value used to determine the GALWA. It may increase annually while the simple interest benefit and/or Step-Up options are in effect. It will be reduced if an Excess Withdrawal occurs.

Lifetime Withdrawal means any withdrawal taken under the terms of the guaranteed Lifetime Withdrawal benefit rider that is not a Non-Lifetime Withdrawal.


Non-Lifetime Withdrawal is the first, one-time withdrawal after the Income Later option is issued, if there are no additional withdrawals in the same rider year and no withdrawals in the rider year immediately following the first withdrawal.


Rider Anniversary means the same day and month as the Rider Issue Date for each year that the rider remains in force.

Rider Issue Date means the date shown on your rider Data Page that we use to determine Rider Years and Rider Anniversaries.

Rider Year means any twelve-month period beginning on a Rider Issue Date or a Rider Anniversary and ending one day before the next Rider Anniversary.

Simple Interest Benefit Basis means a value we calculate solely to determine your Lifetime Benefit Basis on each Rider Anniversary that the Simple Interest Benefit is in effect.

Spouse means a spouse defined under the federal Defense of Marriage Act ("DOMA"), 28 U.S.C. [SEC] 1738C, enacted in 1996. DOMA defines "marriage" as "a legal union between one man and one woman as husband and wife" and "spouse" as "a person of the opposite sex who is a husband or wife."

Step-Up means the annual increase to your Lifetime Benefit Basis such that your Lifetime Benefit Basis will equal your Contract Value if you satisfy certain conditions.

Step-Up Anniversary means the same day and month as the Step-Up Date for each year following a Step-Up in the Lifetime Benefit Basis.

Step-Up Date means the date that a Step-Up in the Lifetime Benefit Basis occurs.

Window Period means the period of time that additional purchase payments made may be included in the Lifetime Benefit Basis. The Window Period, if any, is shown on your Rider Data Page.

Description of the Guaranteed Lifetime Withdrawal Benefit Riders. If you are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money you can withdraw from the Contract, we offer for an additional charge optional Guaranteed Lifetime Withdrawal Benefit riders. Depending on the amount of withdrawals you take and the age of the Covered Person (and assuming you comply with the other rider conditions), each rider guarantees the return of all of the amounts you have invested in the Contract, as long as you limit your withdrawals each Contract Year to the Guaranteed Annual Lifetime Withdrawal Amount, and guarantees you annual payments of that amount for the rest of the Covered Person's life, no matter how long the Covered Person lives, even after you have recovered your investment in the Contract.

We offer two different rider options, Income Now and Income Later, each with unique guaranteed minimum withdrawal features, for the same rider charge rate. You must make an irrevocable choice of one of these options when you elect a Guaranteed Lifetime Withdrawal Benefit rider. We designed the Income Now option for Owners who expect to start taking withdrawals in the near future. We designed the Income Later option for Owners who expect to delay taking withdrawals. There are three main differences between the options. These differences focus on:

    o    the simple interest benefit;
    o    when the withdrawal percentages are set for the GALWA; and
    o    the ability to take a Non-Lifetime Withdrawal.

Examples of how the Income Now and Income Later options work are provided in Appendix C.


When you elect the Guaranteed Lifetime Withdrawal Benefit at the Contract Issue Date, you also receive the Minimum Guarantee Death Benefit. This death benefit takes the place of the basic death benefits offered in the Contract. However, if you cancel your Guaranteed Lifetime Withdrawal Benefit rider, you will also cancel the Minimum Guarantee Death Benefit option. In that case, your Contract will revert to the basic death benefit offered in the Contract, and we will make a proportionate adjustment each time you take a partial withdrawal.

If you convert from a Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider, you will keep the basic death benefit offered in the Contract and have a pro-rata adjustment for all withdrawals. If you purchased a death benefit rider in addition to the Guaranteed Minimum Accumulation Benefit that is being converted, that death benefit rider will continue, and will be adjusted pro-rata for all withdrawals.


We issued earlier versions of the Guaranteed Lifetime Withdrawal Benefit riders. The features of those prior benefits may differ from the current Guaranteed Lifetime Withdrawal Benefit we are offering. However, if the current Guaranteed Lifetime Withdrawal Benefit rider is not approved in your state or your application for the rider is dated before May, 1, 2010, a prior approved version of a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Withdrawal Benefit rider may be issued. THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS ARE DESCRIBED IN APPENDIX E (FOR RIDERS ISSUED AFTER OCTOBER 18, 2009 BUT BEFORE MAY 1, 2010), APPENDIX F (FOR RIDERS ISSUED AFTER APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009) AND APPENDIX G (FOR RIDERS ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009). THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ARE DESCRIBED IN APPENDIX H (FOR RIDERS ISSUED AFTER OCTOBER 28, 2007 BUT BEFORE NOVEMBER 24, 2008), APPENDIX I (FOR RIDERS ISSUED AFTER OCTOBER 29, 2006 BUT BEFORE OCTOBER 29, 2007), AND APPENDIX J (FOR RIDERS ISSUED BEFORE OCTOBER 30,
2006).


You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits. In addition, you may not elect an optional death benefit rider if you elect a Guaranteed Lifetime Withdraw Benefit rider.

Example:
--------
Assume that you purchase a Contract with Income Now when you are 60. Your purchase payment is $100,000. You make annual Lifetime Withdrawals in each of the next ten years equal to the Guaranteed Lifetime Annual Withdrawal Amount, or $46,000 (4.6% of the purchase payment of $100,000). Assuming 5% net investment experience and no Step-Ups during each of the ten years, after the 10th Contract Year your Contract Value will be $105,031 and your Lifetime Benefit Basis will be $100,000.


A Guaranteed Lifetime Withdrawal Benefit does not guarantee Contract Value or the performance of any allocation option or model allocation.


IMPORTANT CONSIDERATIONS:


o You must allocate all purchase payments, Purchase Payment Credits, Credit Value Increase Enhancements, and Contract Value to an available Benefit Allocation Plan or DCA Fixed Account and participate in the automatic personal rebalance service (both described below) on and after the Rider Issue Date for your benefit to remain in effect. Benefit Allocation Plans may require you to allocate a percentage of your purchase payment(s) to the Foundation Account. There are restrictions associated with allocating to the Foundation Account. We describe these restrictions below. The restrictions on your allocation options and your use of the Foundation Account when you elect a Guaranteed Lifetime Withdrawal rider are intended to limit our risk that we may pay Guaranteed Lifetime Withdrawal Settlement Payments.

o To maximize your potential to receive payments under Income Now or Income Later option, you must limit your withdrawals to withdrawals that are not Excess Withdrawals each Contract Year and allocate your Contract Value according to the available Benefit Allocation Plans described below. These restrictions are intended to minimize the risk that your Contract Value will be reduced to zero before death, thereby requiring us to make Guaranteed Lifetime Withdrawal Settlement Payments.


         o Accordingly, a significant risk against which the rider protects, i.e., that your Contract Value will reduce to zero (other than due to an Excess Withdrawal) while you are alive, may be minimal.
         o Moreover, because these restrictions lessen the risk that your Contract Value will be reduced to zero while the Covered Person is still alive, they also significantly reduce the risk that we will make any Guaranteed Lifetime Withdrawal Settlement Payments.
         o In fact, if your Contract's investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Lifetime Benefit Basis, then your Contract Value will never be reduced to zero, and you will receive little, if any, benefit from the rider.

o We do not automatically increase your Lifetime Benefit Basis when your Contract appreciates in value. We will only increase your Lifetime Benefit Basis if you made purchase payments during the window period, or if the simple interest benefit or Step-Up option is in effect.

o Please remember that all withdrawals, including those made under a Guaranteed Lifetime Withdrawal Benefit rider, reduce your Contract Value and death benefit, may result in receipt of taxable income to the Owner under federal and state law, and if made before the Owner attains age
    59 1/2, may be subject to a 10% penalty tax.

o Withdrawals under a Guaranteed Lifetime Withdrawal Benefit rider are not annuity payments. Annuity payments generally receive more favorable tax treatment than withdrawals. (See FEDERAL TAX MATTERS).


o You will begin paying a Guaranteed Lifetime Withdrawal Benefit rider charge as of the Rider Issue Date, even if you do not begin taking withdrawals for many years. The rider charge will continue until the end of the Minimum Charge Period shown on your rider Data Page. Even if you terminate a Guaranteed Lifetime Withdrawal Benefit rider during the Minimum Charge Period, we will continue to charge for the rider until the end of the Minimum Charge Period, unless prohibited by state law.


o To receive the full benefit of Lifetime Withdrawals, your Contract Value must be reduced to zero and the Covered Person must be living at that time.

o If you choose to not take withdrawals equal to or less than the Guaranteed Annual Lifetime Withdrawal Amount during each Contract Year, the remaining Guaranteed Annual Lifetime Withdrawal Amount may not be carried forward to any other Contract Year.

o If the Covered Person dies, the benefits provided by this rider will only continue if the Joint Covered Person and sole primary Beneficiary is the surviving spouse of the Covered Person, and the eligible Joint Covered Person does not take the death benefit under the terms of the Contract.

o Surrender charges may apply to the Non-Lifetime and Lifetime Withdrawals you take. (See CHARGES AND DEDUCTIONS.)

o Inflation may impact the value of a Guaranteed Lifetime Withdrawal Benefit rider.

In considering whether to purchase a Guaranteed Lifetime Withdrawal Benefit rider, you must consider your desire for protection and the cost of the rider versus the possibility that had you not purchased the Guaranteed Lifetime Withdrawal Benefit rider, your Contract Value may have been higher. You should consult your financial professional to discuss whether a Guaranteed Lifetime Withdrawals Benefit rider suits your needs.


Electing a Guaranteed Lifetime Withdrawal Benefit Rider. You must satisfy certain eligibility requirements to elect a Guaranteed Lifetime Withdrawal Benefit rider. These requirements include age requirements as well as certain requirements of the Code.


Covered Persons Requirements: Each Covered Person must be between ages 55-85 for Income Now and between ages 50-85 for Income Later on the rider issue date. The primary Covered Person must be the primary Owner and Annuitant, or must be the Annuitant if the Owner is not a natural person. If the Owner is not a natural person, a joint Covered Person cannot be named. The joint Covered Person, if any, must be the primary Covered Person's spouse at the time of application and must be designated as the sole primary Beneficiary. The chart below illustrates the Covered Person eligibility requirements for the Guaranteed Lifetime Withdrawal Benefit rider.

--------------------------------------------------------------------------------
Type of Contract                   Covered Person Requirements
--------------------------------------------------------------------------------
Single Owner                       The primary Covered Person is the Owner and
                                   Annuitant. The joint Covered Person, if any,
                                   must be the primary Covered Person's spouse
                                   and the sole primary Beneficiary.
--------------------------------------------------------------------------------
Single Owner/Non-Natural           The primary Covered Person is the Annuitant.
Owner                              A joint Covered Person is not allowed.
--------------------------------------------------------------------------------
Jointly Owned Contract             The primary Covered Person is the primary
                                   Owner and Annuitant. The co-Owner must be
                                   the Owner's spouse. The joint Covered
                                   Person, if any, must be the primary Covered
                                   Person's spouse and the sole primary
                                   Beneficiary.
--------------------------------------------------------------------------------

Other Eligibility Requirements. Further, to comply with certain provisions of the Code, the following Owner, Annuitant, and Beneficiary requirements apply:

    o For jointly owned Contracts, the Owners must be spouses, they must be the Annuitant or Annuitants, Joint Covered Persons, and only they can be designated beneficiaries(y). If only one of the spouses is the Annuitant, the other spouse must be the sole primary Beneficiary before annuitization, and must be the sole primary Beneficiary at the time of application if he or she is the Joint Covered Person.

    o For a single natural person owned Contract covering a single life, the Annuitant must be the sole Owner and primary Covered Person.

    o For a single natural person owned Contract covering joint lives, the Annuitant must be the sole Owner and primary Covered Person with his or her spouse as the joint Covered Person and sold designated primary Beneficiary at the time of application.

    o If there are two Annuitants, they must be spouses, one or both must be the Owner(s), and they both must be the sole designated Beneficiaries. The primary Owner must be the primary Covered Person, and the Joint Covered Person, if any, must be the spouse.

    o If the Owner is not a natural person, then the Annuitant must be a natural person and is the Covered Person; if there are joint Annuitants, they must be spouses and the primary Beneficiaries, and the Annuitant will be the only Covered Person, if there is a single Annuitant he or she will be the only Covered Person.


Caution should be used if you plan to change your Beneficiary because the change may negatively impact your ability to make full use of the Guaranteed Lifetime Withdrawal Benefit rider. For example, if there is a joint Covered Person, the joint Covered Person must be your spouse and we require that he or she be designated as the sole primary Beneficiary at the time of application. If you later change your Beneficiary to someone other than you spouse, then he or she will not be eligible for the continuation benefit under the rider.

In addition, you cannot change your primary Covered Person or joint Covered Person after the Rider Issue Date, and the benefit will terminate if you change the Owner. You also cannot add a joint Covered Person after the Rider Issue Date. You may, however, remove a joint Covered Person after the Rider Issue Date if you have not made a Lifetime Withdrawal and you provide us with proof of death, divorce, annulment or dissolution of the marriage between the primary Covered Person and the Joint Covered Person. If you remove a joint Covered Person, you cannot add a subsequent spouse as a new joint Covered Person. If you and your spouse divorce, the benefit provided by the rider can not be divided as part of the divorce settlement or judgment.

Guaranteed Lifetime Withdrawal Benefit riders are not offered on new Contracts issued as Beneficiary IRA Contracts or Non-qualified Beneficiary Contracts. The terms "Beneficiary IRA" or "Non-qualified Beneficiary" Contract refer to a Contract that has been inherited by a Beneficiary upon the death of the Owner. We may accept or refuse a request to issue a Guaranteed Lifetime Withdrawal Benefit rider in our sole discretion.


FEATURES OF THE INCOME NOW OPTION. The following discussion describes certain aspects of how the Income Now option works, which may be different from the Income Later option.

Withdrawals in General. You may make withdrawals up to the GALWA while at least one Covered Person is living (please note, however, that as discussed below and under certain conditions, you may continue to receive your Guaranteed Annual Lifetime Withdrawals under Guaranteed Annual Withdrawal Settlement Payments).

The first time you make a withdrawal under the rider, the Simple Interest Benefit (described below) will end.

Lifetime Withdrawals up to the GALWA will not impact the Lifetime Benefit Basis. If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your Lifetime Withdrawal in any given rider year, your GALWA will not increase for future rider years.

Within each Rider Year, you may take Excess Withdrawals. Excess Withdrawals will reduce your Lifetime Benefit Basis and your Simple Interest Benefit Basis as described below, and may do so by more than the actual amount of the Excess Withdrawal. CURRENTLY, SCHEDULED WITHDRAWALS UNDER A SYSTEMATIC WITHDRAWAL PROGRAM TO SATISFY A REQUIRED MINIMUM DISTRIBUTION PLAN FOR THE VALUE OF THIS CONTRACT ARE NOT CONSIDERED EXCESS WITHDRAWALS PROVIDED YOU ENROLL IN THE AUTOMATIC REQUIRED MINIMUM DISTRIBUTION PLAN. (SEE DESCRIPTION OF THE CONTRACT, SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS.)


All withdrawals under the Guaranteed Lifetime Withdrawal Benefit rider are also partial withdrawals under the Contract. Such withdrawals will reduce your death benefit and are subject to income tax, including a 10% penalty tax if the withdrawals are taken before age 59 1/2. (See FEDERAL TAX MATTERS). Any applicable contingent deferred sales charge will apply to all withdrawals. When you take a partial withdrawal under a Guaranteed Lifetime Withdrawal Benefit rider, unless you instruct us otherwise, we will reduce all allocation options proportionally other than the Foundation Account until the value in such allocation options is exhausted; only then will we take a partial withdrawal from the Foundation Account. A partial withdrawal from the Foundation Account before the Contract Value in all other allocation options is exhausted will violate the rider's allocation restrictions, and will cause your rider to terminate unless otherwise prohibited by state law.


Also note that adding the Guaranteed Lifetime Withdrawal Benefit rider to your Contract will not automatically cancel any systematic withdrawals you have established. Because withdrawals more than your GALWA may significantly reduce or eliminate your ability to make Lifetime
Withdrawals under the rider, you should consider whether any existing systematic withdrawals should be adjusted.


If a Lifetime Withdrawal under the Guaranteed Lifetime Withdrawal Benefit causes your Contract Value to be equal to zero, we will continue to pay you your GALWA for the remainder of the life of the Covered Person ("Guaranteed Lifetime Withdrawal Benefit settlement"). Your Contract, the Guaranteed Lifetime Withdrawal Benefit rider, and all other riders attached to your Contract then will terminate. At that time, only the Guaranteed Lifetime Withdrawal Benefit settlement will be in effect, and we may not accept additional purchase payments. Any withdrawal you make before a Guaranteed Lifetime Withdrawal Benefit Settlement Payment is a withdrawal made from your Contract Value. We are only required to start using our own money to make payments when there is a Guaranteed Lifetime Withdrawal Benefit settlement.

If you have begun to take Lifetime Withdrawals and you have positive Contract Value on your anticipated Payout Date:

    a.) we will extend your Payout Date in order to continue providing Lifetime
        Withdrawals under the terms of this rider;
    b.) we may not accept any additional purchase payments; and c.) all other riders attached to your Contract, if any, will terminate.


If lifetime withdrawals have not begun as of the anticipated Payout Date, you may change the payout date by Written Request, as described in the Contract to which this rider is attached. If the Payout Date is extended, we may not accept additional purchase payments, and all other riders attached to your Contract, if any, will terminate. If the Payout Date is not changed, we will use the anticipated Payout Date as your Payout Date and the rider will terminate.

We will continue to assess the rider charges for the Guaranteed Lifetime Withdrawal Benefit rider, until your Payout Date unless your rider terminates before that date and the Minimum Charge Period has expired.

You should carefully consider when to begin taking Lifetime Withdrawals if you have elected the Guaranteed Lifetime Withdrawal Benefit. If you begin taking Lifetime Withdrawals too soon or delay taking Lifetime Withdrawals for too long, you may limit the value of the Guaranteed Lifetime Withdrawal Benefit. Also, charges for the Guaranteed Lifetime Withdrawal Benefit rider will accrue as of the rider issue date, even though you may not begin taking withdrawals for many years, or ever. IF
YOU ELECT THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT FOR A QUALIFIED CONTRACT, TAX RULES MAY PREVENT YOU FROM TAKING PARTIAL WITHDRAWALS WHEN YOU OTHERWISE WOULD, OR REQUIRE YOU TO TAKE EXCESS WITHDRAWALS, REDUCING YOUR LIFETIME BENEFIT BASIS. (SEE FEDERAL TAX MATTERS, TAXATION OF QUALIFIED PLANS). All withdrawals taken before age 59 1/2 are subject to an additional 10% penalty tax. Consult a tax advisor before purchasing the Guaranteed Lifetime Withdrawal Benefit rider.

Examples of how withdrawals may affect your benefit under the Income Now option are provided in Appendix C.

Amount of your GALWA. The GALWA is the amount we guarantee you may withdraw each year under the Income Now option as long as the Covered Person is alive and you satisfy the rider's conditions. We determine the GALWA by multiplying the Lifetime Benefit Basis by an annual lifetime benefit percentage of at least 2% (the minimum percentage may be different in your state). The current annual lifetime benefit percentages are shown below. The annual lifetime benefit percentages that apply to your rider are shown on your rider Data Pages.

---------------------------------------------------------------------------------------------------------------
                          Attained Age of Covered Person at First Withdrawal or Step-Up
---------------------------------------------------------------------------------------------------------------
Age             55   56   57   58   59   60   61   62   63   64   65   66   67   68   69   70   71   72   73
---------------------------------------------------------------------------------------------------------------
Percentage      4.1  4.2  4.3  4.4  4.5  4.6  4.7  4.8  4.9  5.0  5.1  5.2  5.3  5.4  5.5  5.6  5.7  5.8  5.9
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Age             74   75   76   77   78   79   80   81   82   83   84   85+
---------------------------------------------------------------------------------------------------------------
Percentage      6.0  6.1  6.2  6.3  6.4  6.5  6.6  6.7  6.8  6.9  7.0  7.1
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
       Joint Covered Persons - Attained Age of Youngest Covered Person at First Withdrawal or Step Up(1)
---------------------------------------------------------------------------------------------------------------
Age             55   56   57   58   59   60   61   62   63   64   65   66   67   68   69   70   71   72   73
---------------------------------------------------------------------------------------------------------------
Percentage      3.6  3.7  3.8  3.9  4.0  4.1  4.2  4.3  4.4  4.5  4.6  4.7  4.8  4.9  5.0  5.1  5.2  5.3  5.4
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Age             74   75   76   77   78   79   80   81   82   83   84   85+
---------------------------------------------------------------------------------------------------------------
Percentage      5.5  5.6  5.7  5.8  5.9  6.0  6.1  6.2  6.3  6.4  6.5  6.6
---------------------------------------------------------------------------------------------------------------

       (1)If only one Covered Person is living at the time of the first withdrawal, we will use the Single Covered Person's rates, and the percentages used will be based on the surviving Covered Person's Current Age at the time of the withdrawal.

We base the annual lifetime benefit percentage on the annual lifetime benefit percentages in effect at the Rider Issue Date (which are shown on your rider Data Pages) and the youngest Covered Person's Current Age at the time the first Lifetime Withdrawal occurs following the Rider Issue Date. If a Step-Up occurs after the first Lifetime Withdrawal, we will base the percentage on the youngest Covered Person's Current Age at the time of the Step-Up. This will result in an increase to the annual withdrawal benefit percentage. In addition, if the youngest Covered Person (if there were joint Covered Persons) is deceased at the time of Step-Up, then we will base the percentage on the age the deceased would have been had he or she been living at the time of the Step-Up. We will only know if the youngest Covered Person is deceased if you inform us. This information will affect your benefit. Please let us know if a Covered Person dies. We are not responsible for any misdirected payments that result from failure to promptly notify us of any such death.

Lifetime Benefit Basis. We use the Lifetime Benefit Basis to calculate the Guaranteed Annual Lifetime Withdrawal Amount. We show the Lifetime Benefit Basis as of the Rider Issue Date on your rider Data Pages.


You may increase the Lifetime Benefit Basis by making purchase payments during the Window Period ("window purchase payments") up to the maximum window purchase payment allowed (also shown on your rider Data Pages, currently, two times your initial purchase payment) and on each Rider Anniversary the option is in effect, by making use of the simple interest benefit and Step-Up options. Window purchase payments will also increase your Simple Interest Benefit Basis and the amount under your Step-Up option. The Window Period is shown on your rider Data Page. While there is no guaranteed minimum window period, we were offering a 12-month Window Period as of the effective date of this prospectus.

We are currently waiving the maximum window purchase payment limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will not participate in any Guaranteed Lifetime Withdrawal Benefit rider benefits unless a Step-Up occurs.

We will reset the Lifetime Benefit Basis if you make an Excess Withdrawal. Any change in the Lifetime Benefit Basis will also result in a change in the GALWA. The Lifetime Benefit Basis is used only to calculate the GALWA. The Lifetime Benefit Basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount. See the Excess Withdrawals discussion below for additional information.


Simple Interest Benefit. This benefit guarantees an increase in your Lifetime Benefit Basis (and therefore your Lifetime Withdrawals under this rider) each rider year the benefit is in effect. The benefit, however, does not increase your Contract Value. Under the Income Now option, the increase will equal simple interest benefit basis rate of at least 1% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increases) the Simple Interest Benefit is in effect. The current simple interest benefit basis rate is 3%. We show the simple interest benefit basis rate that applies to your Contract on your rider Data Pages.

For the Simple Interest Benefit to take effect, your Lifetime Benefit Basis with the applicable simple interest rate ("Simple Interest Benefit Basis") must be greater than the Lifetime Benefit Basis for that Rider Anniversary. The Simple Interest Benefit Basis on your Rider Issue Date is equal to your Lifetime Benefit Basis as of that date. Any window purchase payment you make, up to maximum window purchase payment we allow, will increase the Simple Interest Benefit Basis.

If you have a Qualified Contract, you may not be able to take advantage of all 10 years of the Simple Interest Benefit if you are within 10 years of your required minimum distribution beginning date (generally age 70 1/2) at the time you purchase the Contract.

This benefit will remain in effect until the earliest of:


     o    your first Lifetime Withdrawal following the rider issue date;
     o    the 10th Rider Anniversary; or
     o    the date you violate the allocation restrictions.


Examples of how the Simple Interest Benefit Basis works are provided in Appendix C.

Lifetime Benefit Basis Step-Up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically "stepped-up" each year to equal your current Contract Value. Step-Ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the Step-Up date and we are issuing new Guaranteed Lifetime Withdrawal Benefit riders on the date of the Step-Up. A Step-Up in your Lifetime Benefit Basis will increase your GALWA.


Once elected, the Lifetime Benefit Basis will be annually stepped-up until the earliest of the following:

     (a) the date you violate an allocation restriction;
     (b) the Rider Anniversary on or following the youngest Covered Person's 85th birthday;
     (c) the date you change Contract ownership; or
     (d) the date you terminate the option by Written Request.

Step-Ups will begin on the Rider Anniversary following your Written Request for automatic Step-Ups. If you elect the "Step-Up," the start date for the new Benefit Period will be the Step-Up date and the Lifetime Benefit Basis will equal your Contract Value as of the Step-Up date. Following your Step-Up election, you may pay a new current charge each year, up to the maximum charge for your rider, which may be higher. We will notify you 60 days in advance of the Step-Up if the rider fee will increase. If you discontinue the automatic Step-Ups, you may not re-elect the Step-Up option at a later time.

You should carefully consider whether to elect a Step-Up under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age 70 1/2) and you expect to take required minimum distributions from the Contract. Also, Withdrawals before age 59 1/2 are subject to a 10% penalty tax. (See FEDERAL TAX MATTERS).

Lifetime Benefit increases if both the Simple Interest Benefit and the Step-Up option are in effect. If both the Simple Interest Benefit and the Step-Up option are in effect, we will compare the lifetime benefit increase for a Rider Anniversary to the following amounts:

     (1) the Simple Interest Benefit Basis as of that Rider Anniversary; and
     (2) the current Contract Value as of that Rider Anniversary.

If either (1) or (2) above are greater than the Lifetime Benefit Basis for that Rider Anniversary, the Lifetime Benefit Basis will be increased (stepped-up) by the greater amount. If both (1) and (2) above are lower than the Lifetime Benefit Basis for that Rider Anniversary, there will be no adjustment for that rider year and the Lifetime Benefit Basis will not change.


Foundation Account following Step Up in the Lifetime Benefit Basis. The Benefit Allocation Plan you elect may require an allocation to the Foundation Account. This amount equals the Lifetime Benefit Basis (as of the Step-Up date) multiplied by the Foundation Account allocation percentage in the Benefit Allocation Plan you elected. In that case we will transfer Contract Value from your other allocation options to fund any increase in the Foundation Account that then will be required. We will make such transfers first from the Subaccounts on a pro-rata basis, then from the DCA Fixed Periods, if applicable, from oldest to newest. We reserve the right to waive this requirement. If we do so, we will administer the waiver on a non-discriminatory basis. We are currently waiving this requirement.

Excess Withdrawals. If an Excess Withdrawal occurs we will reset your Lifetime Benefit Basis equal to the previous Lifetime Benefit Basis reduced by the greater of:


      (a) the Excess Withdrawal amount; or
      (b) a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
         (1) = the Excess Withdrawal amount.
         (2) = the Contract Value before the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
         (3) = the Lifetime Benefit Basis before the withdrawal.

If the Lifetime Benefit Basis is reset (reduced) as described above, as a result of the Excess Withdrawal, we then will recalculate and reduce the GALWA. We will send you notice of the amount of your reduced Lifetime Benefit Basis and GALWA within seven days of the date the Excess Withdrawal is made. If your Contract Value is less than the Lifetime Benefit Basis, we will reduce your Lifetime Benefit Basis by an amount greater than the amount of the Excess Withdrawal (as described above). In this case, the less your Contract Value is relative to your Lifetime Benefit Basis, the larger the impact of an Excess Withdrawal.

We may waive the Excess Withdrawal treatment described above if the withdrawals are scheduled withdrawals intended to meet IRS required minimum distribution rules. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered Excess Withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. However, we may at a future date decide to consider such withdrawals as Excess Withdrawals. An Excess Withdrawal that would cause your Contract's Surrender Value to be less than $2,000 will cause your Contract and the Income Now Option to end.

Appendix C includes an example of how Excess Withdrawals may affect your benefit.

FEATURES OF THE INCOME LATER OPTION. The following discussion describes certain aspects of how the Income Later option works, which may be different from the Income Now option.

Withdrawals in General. You may make withdrawals up to the GALWA while at least one Covered Person is living (please note, however, that as discussed below and under certain conditions, you may continue to receive your Guaranteed Annual Lifetime Withdrawals under a settlement option if we are making Guaranteed Annual Withdrawal Settlement Payments).

You may take one Non-Lifetime Withdrawal of any amount before you take Lifetime Withdrawals. While no Simple Interest Benefit (described below) will be applied to your Contract for the Rider Year in which you make your Non-Lifetime Withdrawal, the Simple Interest Benefit will resume the second Rider Year after taking your Non-Lifetime Withdrawal.

Non-Lifetime Withdrawals will decrease your Lifetime Benefit Basis if you take an Excess Withdrawal. If you take any additional withdrawals before the end of the second rider year after taking your first withdrawal, your first withdrawal will no longer be considered a Non-Lifetime Withdrawal. In that case, the Simple Interest Benefit will never resume.

Lifetime Withdrawals up to the GALWA will not impact the Lifetime Benefit Basis. If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your Lifetime Withdrawal in any given rider year, your GALWA will not increase for future rider years.

Within each rider year, you may take Excess Withdrawals. Excess Withdrawals will reduce your Lifetime Benefit Basis and your Simple Interest Benefit Basis as described below, and may do so by more than the actual amount of the Excess Withdrawal. CURRENTLY, SCHEDULED WITHDRAWALS UNDER A SYSTEMATIC WITHDRAWAL PROGRAM TO SATISFY A REQUIRED MINIMUM DISTRIBUTION PLAN FOR THE VALUE OF THIS CONTRACT ARE NOT CONSIDERED EXCESS WITHDRAWALS PROVIDED YOU ENROLL IN THE AUTOMATIC REQUIRED MINIMUM DISTRIBUTION PLAN. (SEE DESCRIPTION OF THE CONTRACT, SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS.)


All withdrawals under the Guaranteed Lifetime Withdrawal Benefit rider are also partial withdrawals under the Contract. Such withdrawals will reduce your death benefit are subject to income tax including a 10% penalty tax if the withdrawals are taken before age 59 1/2. (See FEDERAL TAX MATTERS). Any applicable contingent deferred sales charge will apply to all withdrawals. When you take a partial withdrawal under a Guaranteed Lifetime Withdrawal Benefit rider, unless you instruct us otherwise, we will reduce all allocation options proportionally other than the Foundation Account until the value in such allocation options is exhausted; only then will we take a partial withdrawal from the Foundation Account. A partial withdrawal from the Foundation Account before the Contract Value in all other allocation options is exhausted will violate the rider's allocation restrictions, and will cause your rider to terminate unless otherwise prohibited by state law.


Also note that adding the Guaranteed Lifetime Withdrawal Benefit rider to your Contract will not automatically cancel any systematic withdrawals you have established. Because withdrawals more than your GALWA may significantly reduce or eliminate your ability to make Lifetime Withdrawals under the rider, you should consider whether any existing systematic withdrawals should be adjusted.

If a Lifetime Withdrawal under the Guaranteed Lifetime Withdrawal Benefit causes your Contract Value to be equal to zero, we will pay any remaining Lifetime Withdrawals under the terms of the Income Payout Option that we will make available for that purpose. ("Guaranteed Lifetime Withdrawal Benefit settlement"). Your Contract, the Guaranteed Lifetime Withdrawal Benefit rider, and all other riders attached to your Contract then will terminate, and you may not make additional purchase payments. At that time, only the Guaranteed Lifetime Withdrawal Benefit settlement will be in effect. Any withdrawal you make before a Guaranteed Lifetime Withdrawal Benefit Settlement Payment is a withdrawal made from your Contract Value. We are only required to start using our own money to make payments when there is a Guaranteed Lifetime Withdrawal Benefit Settlement Payment.

If you have begun to take Lifetime Withdrawals those will continue past the anticipated Payout Date:

     a.) we may not accept any additional purchase payments;
     b.) we will extend your Payout Date in order to continue providing lifetime withdrawals under the terms of this rider; and c.) all other riders attached to your Contract, if any, will terminate.

If Lifetime Withdrawals have not begun as of the anticipated Payout Date, you may change the Payout Date by Written Request. If the Payout Date is extended, we may not accept additional purchase payments, and all other riders attached to your Contract, if any, may terminate. If the Payout Date is not changed, we will use the anticipated Payout Date as your Payout Date and the rider will terminate.


We will continue to assess your rider charges for the Guaranteed Lifetime Withdrawal Benefit rider until your actual Payout Date.


You should carefully consider when to begin taking Lifetime Withdrawals if you have elected the Guaranteed Lifetime Withdrawal Benefit. If you begin taking Lifetime Withdrawals too soon or delay taking Lifetime Withdrawals for too long, you may limit the value of the Guaranteed Lifetime Withdrawal Benefit. Also, charges for the Guaranteed Lifetime Withdrawal Benefit rider will accrue as of the Rider Issue Date, even though you may not begin taking withdrawals for many years, or ever. IF YOU ELECT THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT FOR A QUALIFIED CONTRACT, TAX RULES MAY PREVENT YOU FROM TAKING PARTIAL WITHDRAWALS WHEN YOU OTHERWISE WOULD, OR REQUIRE YOU TO TAKE EXCESS WITHDRAWALS, REDUCING YOUR LIFETIME BENEFIT BASIS. (SEE FEDERAL TAX MATTERS, TAXATION OF QUALIFIED PLANS). Lifetime Withdrawals taken before age 59 1/2 are subject to an additional 10% penalty tax. Consult a tax advisor before purchasing the Guaranteed Lifetime Withdrawal Benefit rider.

Examples of how withdrawals may affect your benefit under the Income Later option are provided in Appendix C.

Amount of your GALWA. The GALWA is the amount we guarantee you may withdraw each year under the Income Later option as long as the Covered Person is alive and you satisfy the rider's conditions. We determine the GALWA by multiplying the Lifetime Benefit Basis by an annual lifetime benefit percentage of at least 2% (the minimum percentage may be different in your state). The current annual lifetime benefit percentages are shown below. The annual lifetime benefit percentages that apply to your Contract are shown on your rider Data Pages.

---------------------------------------------------------------------------------
          Attained Age of Covered Person at First Withdrawal or Step-Up
---------------------------------------------------------------------------------
Age             50-54     55-60     61-64     65-69     70-74     75-79      80+
---------------------------------------------------------------------------------
Percentage       3.00      3.75      4.25      4.50      5.00      5.25      5.50
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
             Joint Covered Persons - Attained Age of Youngest Covered
                     Person at First Withdrawal or Step-Up(1)
---------------------------------------------------------------------------------
Age             50-54     55-60     61-64     65-69     70-74     75-79      80+
---------------------------------------------------------------------------------
Percentage       2.50      3.25      3.75      4.00      4.50      4.75      5.00
---------------------------------------------------------------------------------

     (1)If only one Covered Person is living at the time of your first withdrawal, we will use the single Covered Person's rates, and the percentage used will be based on the surviving Covered Person's Current Age at the time of the first Lifetime Withdrawal.

We determine the Guaranteed Annual Lifetime Withdrawal Amount by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage on the annual lifetime benefit percentage in effect at the Rider Issue Date (as shown on your rider Data Page). The percentage is based on the youngest Covered Person's Current Age at the time the first Lifetime Withdrawal occurs following the rider Issue Date. The annual lifetime benefit percentage will not change after your first Lifetime Withdrawal occurs. The annual withdrawal percentage is based on the age of the youngest Covered Person and the number of Covered Persons (1 or 2). We will only know if the youngest Covered Person is deceased if you inform us. This information may affect your benefit. Please let us know if a Covered Person dies.

Lifetime Benefit Basis. We use the Lifetime Benefit Basis to calculate the Guaranteed Annual Lifetime Withdrawal Amount. We show the Lifetime Benefit Basis as of the Rider Issue Date on your rider Data Pages.


You may increase the Lifetime Benefit Basis by making purchase payments during the Window Period ("window purchase payments") up to the maximum window purchase payment allowed (also shown on your rider Data Pages, currently, two times your initial purchase payment) and on each Rider Anniversary the option is in effect, by making use of the simple interest benefit and Step-Up options. Window purchase payments will increase your Simple Interest Benefit Basis and the amount under your Step-Up option. The Window Period is shown on your rider Data Page. While there is no guaranteed minimum window period, we were offering a 12-month Window Period as of the effective date of this prospectus.

We are currently waiving the maximum window purchase payment limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will not affect the Guaranteed Lifetime Withdrawal Benefit rider benefits if the Step-Up option is not in effect.

We will reset the Lifetime Benefit Basis if you make an Excess Withdrawal. Any change in the Lifetime Benefit Basis will also result in a change in the GALWA. The Lifetime Benefit Basis is used only to calculate the GALWA. The Lifetime Benefit Basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount. See the Excess Withdrawals discussion below for additional information.


Simple Interest Benefit. This benefit guarantees an increase in your Lifetime Benefit Basis (and therefore your Lifetime Withdrawals under this rider) each rider year the benefit is in effect. The benefit, however, does not increase your Contract Value. Under the Income Later option, the increase will equal simple interest of at least 1% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase) the Simple Interest Benefit is in effect. The current simple interest benefit basis rate is 7.5%. The simple interest benefit basis rate that applies to your Contract is shown on your Rider Data Page.

For the Simple Interest Benefit to take effect, your Lifetime Benefit Basis with the applicable simple interest benefit basis rate ("Simple Interest Benefit Basis") must be greater than the Lifetime Benefit Basis for that Rider Anniversary. The Simple Interest Benefit Basis on your rider issue date is equal to your Lifetime Benefit Basis as of that date.

If you have a Qualified Contract, you may not be able to take advantage of all 10 years of the Simple Interest Benefit if you are within 10 years of your required minimum distribution beginning date (generally age 70 1/2) at the time you purchase the Contract.

If a Non-Lifetime Withdrawal occurs, we will suspend the Simple Interest Benefit for the rider year in which the withdrawal occurs; the Simple Interest Benefit will resume the following rider year if no additional withdrawals occur.

This benefit will remain in effect until the earliest of:


     o    your first Lifetime Withdrawal following the Rider Issue Date;
     o the 10th Rider Anniversary if no Step-Ups have occurred as of that date;
     o the 10th Step-Up Anniversary of the last Step-Up that occurs on or prior to your 10th Rider Anniversary (but in no event later than the 20th Rider Anniversary); or
     o    the date you violate the allocation restrictions.


Your Simple Interest Benefit Basis may be adversely affected if your Non-Lifetime Withdrawal is also an Excess Withdrawal, as described below.


If you take an Excess Withdrawal, we will reduce your Simple Interest Benefit Basis by an amount equal to the greater of:


              (1) the Excess Withdrawal amount; or

              (2) a proportional adjustment amount that is equal to (A) divided by (B), with the result multiplied by (C), where:

                  (A) = the Excess Withdrawal amount;

                  (B) = the Contract Value before the withdrawal minus the
                        remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.

                  (C) = is the Simple Interest Benefit Basis before the
                        withdrawal.

Examples of how the Simple Interest Benefit Basis works are provided in Appendix C.

Lifetime Benefit Basis Step-Up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically "stepped-up" each year to equal your current Contract Value. Step-Ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the Step-Up date and we are issuing new Guaranteed Lifetime Withdrawal Benefit riders on the date of the Step-Up. A Step-Up in your Lifetime Benefit Basis will increase your GALWA.


Once elected, the Lifetime Benefit Basis will be annually stepped-up until the earliest of the following:

     (a) the date you violate an allocation restriction;
     (b) the Rider Anniversary on or following the youngest Covered Person's 85th birthday;
     (c) the date you change Contract ownership; or
     (d) the date you terminate the option by Written Request.

Step-Ups will begin on the Rider Anniversary following your Written Request for automatic Step-Ups. If you elect the "Step-Up," the start date for the new Benefit Period will be the Step-Up date and the Lifetime Benefit Basis will equal your Contract Value as of the Step-Up date. Following your Step-Up election, you may pay a new current charge each year, up to the maximum charge for your rider, which may be higher. We will notify you 60 days in advance of the Step-Up if the rider fee will increase. If you discontinue the automatic Step-Ups, you may not re-elect the Step-Up option at a later time.


You should not elect a Step-Up under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age
70 1/2) and you expect to take required minimum distributions from the Contract.

Lifetime Benefit increases if both the Simple Interest Benefit and the Step-Up option are in effect. If both the Simple Interest Benefit and the Step-Up option are in effect, we will compare the lifetime benefit increase for a Rider Anniversary to the following amounts:

     (1) the Simple Interest Benefit Basis as of that Rider Anniversary; and
     (2) the current Contract Value as of that Rider Anniversary.

If either (1) or (2) above are greater than the Lifetime Benefit Basis for that Rider Anniversary, the Lifetime Benefit Basis will be increased (stepped-up) by the greater amount. If both (1) and (2) above are lower than the Lifetime Benefit Basis for that Rider Anniversary, there will be no adjustment for that Rider Year and the Lifetime Benefit Basis will not change.


Foundation Account following Step-Up in the Lifetime Benefit Basis. The Benefit Allocation Plan you elect may require you to allocate to the Foundation Account in order to satisfy the rider's allocation restrictions. This amount equals the Lifetime Benefit Basis (of a Step-Up date) multiplied by the Foundation Account allocation percentage by the Benefit Allocation Plan then in effect. If the Lifetime Benefit Basis is Stepped-Up and we require the Foundation Account as part of the Benefit Allocation Plan then in effect, we will transfer Contract Value from your other allocation options to fund any increase in the Foundation Account that then will be required in order to satisfy the rider's allocation restrictions. We will make such transfers first from the Subaccounts on a pro-rata basis, then from the DCA fixed periods, if applicable, from oldest to newest. We reserve the right to waive this requirement. If we do so, we will administer the waiver on a non-discriminatory basis. We are currently waiving this requirement.


Excess Withdrawals. An Excess Withdrawal will affect your Lifetime Benefit Basis and your Simple Interest Benefit Basis, and may cause your Contract and the rider to terminate. If an Excess Withdrawal occurs, we will reset your Lifetime Benefit Basis to equal your previous Lifetime Benefit Basis reduced by the greater of:

      (a) the Excess Withdrawal amount; or
      (b) a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
          (1) = the Excess Withdrawal amount.
          (2) = the Contract Value before the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
          (3) = the Lifetime Benefit Basis before the withdrawal.

If the Lifetime Benefit Basis is reset (reduced), as described above, as a result of the Excess Withdrawal, we then will recalculate and reduce the GALWA. We will send you notice of the amount of your reduced Lifetime Benefit Basis and GALWA within seven days of the date the Excess Withdrawal is made. If your Contract Value is less than the Lifetime Benefit Basis, we will reduce your Lifetime Benefit Basis by an amount greater than the amount of the Excess Withdrawal (as described above). In this case the less your Contract Value is relative to your Lifetime Benefit Basis, the larger the impact of an Excess Withdrawal.

In addition, an Excess Withdrawal will reduce your Simple Interest Benefit Basis. This reduction will equal the greater of:

    o   the amount of your Excess Withdrawal; or
    o a proportionate adjustment to your Simple Interest Benefit Basis equal to (A) divided by (B), with the result multiplied by (C) where:
            > A is the Excess Withdrawal amount;
            > B is your Contract Value before the Excess Withdrawal minus your remaining Guaranteed Annual Lifetime Withdrawal Amount (i.e., the amount you may withdraw without exceeding your Guaranteed Annual Lifetime Withdrawal Amount), if any, at the time of the withdrawal; and
            > C is your Simple Interest Benefit Basis before the Excess
              Withdrawal.

Finally, an Excess Withdrawal that would cause your Contract's Surrender Value to be less than $2,000 will cause your Contract and the Income Later option to end.


If you take a Non-Lifetime Withdrawal that also is an Excess Withdrawal, your Lifetime Benefit Basis and Simple Interest Benefit Basis will be affected and your Contract may terminate, all as described above. In addition, the annual credit under the Simple Interest Benefit, when it resumes will equal the simple interest benefit rate multiplied by the adjusted Lifetime Benefit Basis. The adjusted Lifetime Benefit Basis will be determined based on the following formula: The Lifetime Benefit Basis at the end of the first Rider Year, reduced by the greater of:


    o  the Excess Withdrawal amount; or
    o a proportional adjustment that is equal to (A) divided by (B) with the result multiplied by (C) where:

       (A) is the Excess Withdrawal Amount:
       (B) is your Contract Value before the withdrawal minus any remaining Guaranteed Annual Lifetime Withdrawal Amount; and
       (C) is the Lifetime Benefit Basis at the end of the first Rider Year.

We may waive the Excess Withdrawal treatment described above if the withdrawals are scheduled withdrawals intended to meet IRS required minimum distribution rules. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered Excess Withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. However, we may at a future date decide to consider such withdrawals as Excess Withdrawals.

Appendix C includes an example of how Excess Withdrawals may affect your benefit.


Allocation Restrictions. There are certain allocation restrictions required if you invest in a Guaranteed Lifetime Withdrawal Benefit rider. If you violate these restrictions, your benefit will irrevocably terminate. These restrictions are intended to minimize our risk that we will have to pay Guaranteed Lifetime Withdrawal Settlement Payments. In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from other Subaccount(s) or Fixed Periods, if any, not available under the rider.

The allocation restrictions require you to invest all your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and Contract Value in a Benefit Allocation Plan. However, you may elect the DCA Fixed Period at Contract issue. All of your Contract Value allocated to the DCA Fixed Period will then be invested in a Benefit Allocation Plan. The Benefit Allocation Plan may require that you invest in the Foundation Account.


BENEFIT ALLOCATION PLANS. The Guaranteed Lifetime Withdrawal Benefit rider does not guarantee Contract Value or the performance of any Benefit Allocation Plan. You do not have to elect the Guaranteed Lifetime Withdrawal Benefit rider to use the Benefit Allocation Plan. You should consult your agent to assist you in determining whether these Benefit Allocation Plans are suited for your financial needs and risk tolerance. Subject to approval, notice or consent required by applicable law, we may:

    (i)   add Benefit Allocation Plans without prior notice;
    (ii)  remove or substitute Benefit Allocation Plans; and
    (iii) substitute allocation options within an available Benefit Allocation Plan.

We will notify you in advance of any substitution, removal or change to a Benefit Allocation Plan you elected. If we remove a Benefit Allocation Plan, existing Contracts that are using the Benefit Allocation Plan at the time it is removed may continue to use it. The removed Benefit Allocation Plan will not be available for newly issued Contracts, nor will existing Contracts be able to switch to the removed Benefit Allocation Plan.

The allocation restrictions require that you must allocate your Net Purchase Payments, Credit Value Enhancements, Contract Value Increase Enhancements, and Purchase Payment Credits, if any, and Contract Value to an available Benefit Allocation Plan. In addition, you may allocate your initial purchase payment to the DCA Fixed Period and then dollar-cost average into the Benefit Allocation Plan you elected.


The Benefit Allocation Plans include certain of the asset allocation models described under DESCRIPTION OF THE CONTRACT, Allocation of Net Purchase Payments. The Benefit Allocation Plans are:


     o   Ultra Series Diversified Income Subaccount
     o   Conservative Growth Model
     o   Ultra Series Conservative Allocation Subaccount
     o   Balanced Model
     o   Risk-Managed Funds Model
     o   Moderate Growth Model
     o   Ultra Series Moderate Allocation Subaccount
     o   BlackRock Global Allocation Subaccount
     o   Growth Model
     o   Aggressive Growth Model
     o   Create Your Own Model


See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments for more information about the Benefit Allocation Plans.


The Create Your Own Model permits you create your own Benefit Allocation Plan from a menu of available Subaccounts. Your Create Your Own Model must include at least four Subaccounts, and no more that 25% can be allocated to any Subaccount after the required allocation to the Foundation Account has been made. The currently available Subaccounts are:

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Ultra Series Money Market                  Invesco V.I. Government Securities
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Ultra Series Bond                          BlackRock Global Allocation
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Ultra Series Conservative Allocation       PIMCO VIT Total Return
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Ultra Series Moderate Allocation           PIMCO VIT Global Bond (Unhedged)
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Ultra Series Aggressive Allocation         Franklin High Income Securities
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Ultra Series Diversified Income            Franklin Income Securities
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Ultra Series High Income                   Mutual Global Discovery Securities
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Ultra Series Large Cap Value               Oppenheimer Main Street VA
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Ultra Series Large Cap Growth              Oppenheimer Main Street Small Cap VA
--------------------------------------------------------------------------------
Ultra Series Mid Cap                       Oppenheimer International Growth VA
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Ultra Series Small Cap                     Van Kampen Growth and Income II
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Ultra Series Equity Income                 Van Kampen Mid Cap Growth II
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Ultra Series International Stock
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You may change the allocation of subsequent Net Purchase Payments, Credit Value Increase Enhancements and Purchase Payment Credits, if any, to one of the other available Benefit allocation plans at any time, without charge by Written Request. Written Requests received in good order before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day will receive that day's Accumulation Unit value. Any change will be effective at the time we receive your Written Request. However, your Contract Value at the time of such request must also be transferred to the Benefit Allocation Plan selected.


In order for your benefit to remain in effect, certain Benefit Allocation Plans require you to allocate a specific percentage of your purchase payment(s) to the Foundation Account and we may require a specific dollar amount be allocated to the Foundation Account if a Step-Up occurs or you request a transfer. The specific dollar amount is based on your Lifetime Benefit Basis multiplied by the percentage required to be allocated to the Foundation Account for the Benefit Allocation Plan you elected. Allocations to the Foundation Account occur only at the time of a purchase payment, Step-Up or transfer. Contract Value allocated to the Foundation Account is not re-balanced due to investment performance. The allocation to the Foundation Account is in addition to any allocation to the Ultra Series Bond Fund that may be required by a Benefit Allocation Plan. You should carefully consider whether to choose a Benefit Allocation Plan that requires a Foundation Account because there are additional restrictions associated with the Foundation Account in order for your benefit to remain in effect. These restrictions include the inability to take a partial withdrawal from the Foundation Account until the Contract Value in your other allocation options has been exhausted. The amount required to be allowed in the Foundation Account in each available Benefit Allocation Plan are as follows:

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BENEFIT ALLOCATION PLAN                                  PERCENTAGE OF PURCHASE PAYMENT OR LIFETIME BENEFIT
                                                         BASIS REQUIRED TO BE ALLOCATED TO THE FOUNDATION
                                                         ACCOUNT
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Ultra Series Diversified Income Subaccount                                           0%
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Conservative Growth Model                                                            0%
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Ultra Series Conservative Allocation Subaccount                                      0%
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Ultra Series Balanced Model                                                          0%
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Risk-Managed Funds Model                                                             0%
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Moderate Growth Model                                                               10%
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Ultra Series Moderate Allocation Subaccount                                         10%
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BlackRock Global Allocation Subaccount                                              10%
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Growth Model                                                                        20%
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Aggressive Growth Model                                                             30%
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Create Your Own Model                                                               40%
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We deduct the percentage that we require to be allocated to the Foundation Account from your purchase payment first, and then allocate the remainder according to the Benefit Allocation Plan you elected. For example, if your purchase payment is $100,000, you elect a Guaranteed Lifetime Withdrawal Benefit, and you select the Growth Model, we would allocate 20% ($20,000) to the Foundation Account and then allocate the remaining $80,000 among the Subaccounts in the Growth Model.

If you request a transfer and the Foundation Account is part of the Benefit Allocation Plan you are transferring into, we will require that you allocate a specific dollar amount of Contract Value to the Foundation Account for your benefit to remain in effect. That dollar amount is equal to the Lifetime Benefit Basis as of the transfer date multiplied by the Foundation Account Allocation Percentage required for the Benefit Allocation Plan elected. We first will transfer such required dollar amount into the Foundation Account. We then will transfer your remaining Contract Value (after we deduct the required dollar amount allocated to the Foundation Account) to all other allocation options included in the Benefit Allocation Plan selected in proportion to the allocation percentage required for each allocation option.

         EXAMPLE. Your Lifetime Benefit Basis is $100,000 and you invest in the Create Your Own Model which has an allocation percentage of 40% to the Foundation Account. Your current Contract Value is $90,000 (Foundation Account $40,000; non-Foundation Account amount $50,000. You transfer to the Growth Model. The Growth Model Benefit Allocation Plan requires that you keep 20% or $20,000 in the Foundation Account ($100,000 Lifetime Benefit Basis x 20% required in the Foundation Account). Your total Contract Value of $90,000 would not change as a result of the transfer, but now only $20,000 would be allocated to the Foundation Account and $70,000 would be allocated to the non-Foundation Account allocation options.


Additional examples of how the Foundation Account will work are provided in Appendix C to this prospectus.

We require all Benefit Allocation Plans to participate in the automatic personal portfolio rebalancing service ("rebalancing") if the Benefit Allocation Plan you selected includes two or more Subaccounts other than the Foundation Account for your benefit to remain in effect. With rebalancing, we transfer Contract Value on each Contract Anniversary among the Subaccounts (other than the Foundation Account) to achieve a particular percentage allocation of Contract Value among those Subaccounts.


You will violate an allocation restriction if you transfer your Contract Value to an allocation option other than available Benefit Allocation Plan. If you do so, your Income Now or Income Later rider will terminate unless otherwise prohibited by state law.


Death Benefit. If you elect the Guaranteed Lifetime Withdrawal Benefit on or after October 19, 2009, your Guaranteed Lifetime Withdrawal Benefit generally includes a minimum guaranteed death benefit. However, if you convert from a Guaranteed Minimum Accumulation Benefit to the Guaranteed Lifetime Withdrawal Benefit, your death benefit will be the basic death benefit that is offered in the Contract (unless you have elected one of the optional death benefit riders described above under "Optional Death Benefits"). The death benefit proceeds described below will be reduced by any applicable premium expense charges not previously deducted, as stated above under "Purchase Payment Credits," and reduced by any Purchase Payment Credits applied to your Contract Value within 12 months of the Annuitant's death. Note that Federal tax law generally requires that amounts be distributed upon the death of the Owner (or death/change of an Annuitant if there is a non-natural Owner.) (See DESCRIPTION OF THE CONTRACT, Contract Loans, Death of an Owner, and FEDERAL TAX MATTERS).

The death benefit under the Guaranteed Lifetime Withdrawal Benefit is equal to the greater of:

     (i) the Contract Value less any Purchase Payment Credits applied within 12 months of the Annuitant's death, as of the date we receive Due Proof of Death reduced by any rider charges (calculated in proportion to the number of days since the prior Contract Anniversary for a partial year's charge); or
     (ii) the sum of your Net Purchase Payments made as of the date we receive Due Proof of Death minus an adjustment for each partial withdrawal made as of the date we receive Due Proof of Death.

If there is a partial withdrawal, the death benefit under the Guaranteed Lifetime Withdrawal Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an Excess Withdrawal. If the withdrawal is an Excess Withdrawal, we will adjust the death benefit by (a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:

     (a) = the Excess Withdrawal amount;
     (b) = the Contract Value immediately before the Excess Withdrawal; and
     (c) = the sum of your Net Purchase Payments immediately before the date of the Excess Withdrawal, less any adjustments previously made for prior Excess Withdrawals.

The adjustment for an Excess Withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).

The death benefit proceeds described above will be reduced by any applicable premium expense charges not previously deducted. We will not pay a death benefit if we are making Guaranteed Lifetime Withdrawal Settlement Payments.


Continuation Benefit. The continuation benefit allows an eligible joint Covered Person (who is not a co-Annuitant) to continue the Contract, including the Guaranteed Lifetime Withdrawal Benefit rider, in lieu of receiving death proceeds. Any continuation, however, is subject to the requirements of Code [SEC]72(s). THE ELIGIBLE JOINT COVERED PERSON MUST ELECT TO CONTINUE THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT UNDER THE RIDER IN ORDER TO CONTINUE THE BENEFIT. If the eligible joint Covered Person elects to continue the Contract without electing to continue the rider under this provision, the Guaranteed Lifetime Withdrawal Benefit will not continue.


Under the continuation benefit, a joint Covered Person who is the Covered Person's spouse may continue the Guaranteed Lifetime Withdrawal Benefit if he or she if the sole primary beneficiary of the Contract on the date of death. An eligible joint Covered Person must elect the continuation benefit within 60 days of our receipt of due proof of death of the Covered Person. When elected, the joint Covered Person will continue to receive the benefits of the rider as long as he or she complies with Guaranteed Lifetime Withdrawal Benefit rider's conditions. This benefit may be exercised one time.


The benefit is generally designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act. The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, where required, however, we may be required to allow to civil union and same=sex marriage partners to be designated as a Joint Covered Person. Contact us or your agent for more information. UNDER CURRENT LAW, THE FAVORABLE TAX TREATMENT PROVIDED BY FEDERAL TAX LAW TO A SURVIVING SPOUSE AS DEFINED UNDER DOMA IS NOT AVAILABLE TO A SURVIVING CIVIL UNION PARTNER OR SAME-SEX SPOUSE. FOR MORE INFORMATION REGARDING TAX LAWS, PLEASE CONTACT A TAX ADVISOR.


Joint Covered Person/Co-Annuitant Death. The Contract will continue in the event of the death of a joint Covered Person (i.e., the spouse of the primary Covered Person) who also is a co-Annuitant under the Contract. In the event, the Contract will pay the death benefit under your Guaranteed Lifetime Withdrawal Benefit rider, if applicable, at the death of the surviving Covered Person.

In the Event of Divorce. If you and your spouse divorce, we will not divide the benefit under the Guaranteed Lifetime Withdrawal Benefit rider as part of a divorce settlement or judgment. Any withdrawal in the event of a divorce will be considered a withdrawal under your Guaranteed Lifetime Withdrawal Benefit. You should consult a tax advisor concerning the tax consequences that can arise under your Contract and the Guaranteed Lifetime Withdrawal Benefit rider as a result of divorce.

Termination. You may terminate the Guaranteed Lifetime Withdrawal Benefit rider on any date. However, termination of the rider before the expiration of the Minimum Charge Period of seven years will result in rider charges continuing to be assessed (if permitted in your state) until the Minimum Charge Period is reached. If you terminate the Guaranteed Lifetime Withdrawal Benefit rider, your death benefit (if that option is integrated within the Guaranteed Lifetime Withdrawal Benefit) will also terminate and the basic death benefit that is available under the Contract will go into effect.

In addition, the Guaranteed Lifetime Withdrawal Benefit rider will automatically terminate on the earliest of:


     (a) the Payout Date;
     (b) the date there is a change of ownership of the Contract;
     (c) the date you violate an allocation restriction;
     (d) the date you surrender your Contract;
     (e) the date we receive Due Proof of Death of the last surviving Covered Person; or
     (f) the date we receive Due Proof of Death of the primary Covered Person if:
              1. there is a surviving joint Covered Person (who is not also a co-Annuitant); and

              2. he or she is not eligible to continue the Contract under the continuation benefit or he or she does not elect to continue the Contract under the continuation benefit.


For the Guaranteed Lifetime Withdrawal Benefit rider to remain in effect, all of your Net Purchase Payments, Purchase Payment Credits, Contract Value Increase Enhancements, and Contract Value must be invested in an available Benefit Allocation Plan. You may transfer to another available Benefit Allocation Plan at anytime. However, if you (i) elect to discontinue allocating to an available Benefit Allocation Plan, (ii) take a partial withdrawal from the Foundation Account before Contract Value in other allocation options is exhausted, or (iii) change Contract ownership, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate. If the transfer, partial withdrawal, or ownership change occurs before the expiration of the Minimum Charge Period of seven years, rider charges will continue to be assessed based on the Benefit Basis in effect on the Valuation Day immediately preceding the transfer, partial withdrawal, or ownership change (if permitted in your state) until the Minimum Charge Period is reached.


Guaranteed Lifetime Withdrawal Benefit Charge. If you elect the Guaranteed Lifetime Withdrawal Benefit, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We will not deduct the Guaranteed Lifetime Withdrawal Benefit charge after the Payout Date.

We calculate the amount of the Guaranteed Lifetime Withdrawal Benefit charge annually by multiplying the current annual Guaranteed Lifetime Withdrawal Benefit charge rate by the average daily Lifetime Benefit Basis for the prior Contract Year.

The current annual Guaranteed Lifetime Withdrawal Benefit charge is .95% of the average daily Lifetime Benefit Basis for the prior Contract Year, with a maximum charge of 1.75%.

If you choose to Step-Up your Lifetime Benefit Basis, you may pay a new current charge, up to the maximum charge for your rider, which may be higher. If the rider charge as of the date of the Step-Up is different from the current rider charge, we will notify you at least 60 days in advance of the Step-Up. You have the option not to Step-Up and continue the existing benefits at their current price.

Because the annual charge is determined by multiplying the current annual Guaranteed Lifetime Withdrawal Benefit charge rate by the average daily Lifetime Benefit Basis, making additional purchase payments that increase your Lifetime Benefit Basis, will result in an increase in the annual charge for this rider, even if the charge rate does not change.

If the current rider is not approved in your state or your application for the rider is dated before May 1, 2010, a prior, approved rider may be issued, which has different charges. (See SUMMARY, Charges and Deductions and the Appendices). Information about prior versions of this rider is available in the appendices to this Prospectus.


On each Contract Anniversary during the accumulation period, we will deduct the Guaranteed Lifetime Withdrawal Benefit charge pro-rata from your Contract Value except from Contract Value in the Foundation Account. If there is insufficient Contract Value in all other allocation options, we will deduct the charge from the Contract Value in the Foundation Account. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or the start of payments under an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary.

PRINCIPAL PROTECTOR

Principal Protector is a Guaranteed Minimum Accumulation Benefit rider.

Definitions Before we discuss the Guaranteed Minimum Accumulation Benefit, you need to understand the terms we use to describe those benefit. We use the following definitions to describe how the optional Guaranteed Minimum Accumulation Benefit works:

Benefit Allocation Plan means one or more specific allocation options or purchase payment allocation plans that we will use to provide the guarantee described by this rider. The Benefit Allocation Plan selected is shown on the rider Data Page.

Benefit Basis means the guaranteed minimum contract value under this rider as of the expiration date for the Benefit Period.

Benefit Period means a period of time beginning on a start date and continuing until an expiration date. References to a "Benefit Period" include your initial Benefit Period, a new Benefit Period if you elect to Step-Up and any renewal Benefit Period(s) thereafter.

Foundation Account has the meaning provided in the Glossary.


Monthly Anniversary means the same day in each month as the Rider Issue Date.

Rider Anniversary means the same day and month as the Rider Issue Date for each year that the rider remains in force.

Rider Issue Date means the date shown on your rider Data Page that we use to determine Rider Years and Rider Anniversaries.

Rider Year means any twelve-month period beginning on a Rider Issue Date or a Rider Anniversary and ending one day before the next Rider Anniversary.


Step-Up Anniversary means the same day and month as the Step-Up Date for each year following a Step-Up in the Benefit Basis.

Step-Up Date means the date that a Step-Up in the Benefit Basis occurs.

Window Period means the period of time that additional purchase payments made may be included in the Benefit Basis. The Window Period, if any, is shown on your Rider Data Page.

Benefit Description. Principal Protector is a Guaranteed Minimum Accumulation Benefit rider. For Guaranteed Minimum Accumulation Benefit riders issued on or after the date of this Prospectus, the Guaranteed Minimum Accumulation Benefit is described below. The current version of this rider may not be approved in all states. If it is not, a prior, approved version may be available. Contact your agent or us if you have questions about availability in your state. If a current rider is not approved in your state or your application for a rider is dated before May 1, 2010, a prior, approved version may be issued. The Guaranteed Minimum Accumulation Benefit riders are described in Appendix K (for riders issued on and after October 19, 2009 but before May 1, 2010); Appendix L (for riders issued after April 30, 2009 but before October 19, 2009; Appendix M (for riders issued after November 23, 2008 and before May 1, 2009), Appendix N (for riders issued after October 29, 2006 and before November 24, 2008), and Appendix O (for riders issued before October 30, 2006).


General. We designed the Guaranteed Minimum Accumulation Benefit rider to protect you from poor investment performance during your Contract's accumulation period. The Guaranteed Minimum Accumulation Benefit rider is available for an additional charge, and provides that we will guarantee that on the expiration date of the Benefit Period, your Contract Value will at least equal a Benefit Basis less adjustments for partial withdrawals. We currently offer a 10-year Benefit Period for the Guaranteed Minimum Accumulation Benefit rider. The increase in Contract Value will occur on the rider's expiration date. We will allocate the increase in all allocation options, other than the Foundation Account, on a pro-rata basis and the Contract Value in the Foundation Account, if any, will be transferred to all allocation options, other than the Foundation Account on a pro-rata basis. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the General Minimum Accumulation Benefit, but not both optional benefits. You should not elect the Guaranteed Minimum Accumulation Benefit if you are interested in current payments. Partial withdrawals may reduce the Benefit Basis by more than the withdrawal amount. If you elect the Guaranteed Minimum Accumulation Benefit for a Qualified Contract, tax rules may require you to take withdrawals after a certain date, reducing your Benefit Basis. You should not elect this benefit if you anticipate taking required minimum distributions under this Contract. (See FEDERAL TAX MATTERS, Taxation of Qualified Plans). Consult a tax advisor before purchasing the Guaranteed Minimum Accumulation Benefit rider.

Electing the Guaranteed Minimum Accumulation Benefit Rider. You may elect the Guaranteed Minimum Accumulation Benefit rider if the Annuitant is no more than 85 years old on the Contract Issue Date. This rider, however, is not available if the plan type for the Contract to which the rider is attached is classified a Beneficiary IRA or non-qualified Beneficiary Contract. The terms "Beneficiary IRA" and "non-qualified Beneficiary" Contract refer to the Contract that has been inherited by a spouse Beneficiary or other Beneficiary upon the death of the Owner. We may accept or refuse a request to issue a Guaranteed Minimum Accumulation rider in our sole discretion.

Allocation Restrictions and Benefit Allocation Plans. There are certain allocation restrictions required if you invest in the Guaranteed Minimum Accumulation Benefit rider. If you violate these restrictions, your benefit will irrevocably terminate. The allocation restrictions require for your benefit to remain in effect that you to invest all your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and Contract Value in a Benefit Allocation Plan, and will not permit you to transfer Contract Value to an allocation option that is not available under the rider. However, you may elect the DCA Fixed Account at Contract issue. All of your Contract Value allocated to the DCA Fixed Account will then be invested in a Benefit Allocation Plan. The Benefit Allocation Plan may require that you invest in the Foundation Account.


If you elect the Guaranteed Minimum Accumulation Benefit rider, your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and your Contract Value must be allocated to one or more of the Benefit Allocation Plans. The rider offers Benefit Allocation Plans with pre-selected Subaccounts and percentages that have been established for different types of investors. The Benefit Allocation Plans generally are designed to provide consistent returns by minimizing risks, and may require you to invest in the Foundation Account (which in turn, has certain restrictions). In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from Subaccount(s) or Fixed Periods, if any, are available under the rider. The Guaranteed Minimum Accumulation Benefit rider does not guarantee Contract Value or the performance of any Benefit Allocation Plan. You do not have to elect the Guaranteed Minimum Accumulation Benefit rider to use the Benefit Allocation Plans. You should consult your agent to assist you in determining whether these allocation options are suited for your financial needs and risk tolerance. If you choose to allocate your purchase payments and Contract Value to Benefit Allocation Models that are individual Subaccounts or the Fixed Account, you may allocate 100% of your funds to one Subaccount or the Fixed Account or divide your funds among the Subaccounts. If you choose to allocate your funds to the Fixed Account, you may choose only one Fixed Account option.

Subject to approval, notice or consent required by applicable law, we may:

     (i)   add Benefit Allocation Plans without prior notice;
     (ii)  remove or substitute Benefit allocation plans; and
     (iii) substitute Subaccount(s) or Fixed Periods within an available Benefit Allocation Plan.

We will notify you in advance of any substitution, removal or change to a Benefit Allocation Plan you elected. If we remove a Benefit Allocation Plan, existing Contracts that are using the Benefit Allocation Plan at the time it is removed may continue to use it. The removed Benefit Allocation Plan will not be available for newly issued Contracts, nor will existing Contracts be able to switch to the removed Benefit Allocation Plan.


The allocation restrictions require that you allocate your Net Purchase Payments, Credit Value Enhancements, Contract Value Increase Enhancements, and Purchase Payment Credits, if any, and Contract Value to an available Benefit Allocation Plan. In addition, you may allocate your initial purchase payment to the DCA Fixed Period and then dollar-cost average into the Benefit Allocation Plan you elected.

The Benefit Allocation Plans include certain of the asset allocation models described under DESCRIPTION OF THE CONTRACT, Allocation of Net Purchase Payments. The Benefit Allocation Plans are:

    o    Ultra Series Diversified Income Subaccount
    o    Conservative Growth Model
    o    Ultra Series Conservative Allocation Subaccount
    o    Balanced Model
    o    Risk-Managed Funds Model
    o    Moderate Growth Model
    o    Ultra Series Moderate Allocation Subaccount
    o    BlackRock Global Allocation Subaccount
    o    Growth Model
    o    Aggressive Growth Model
    o    Create Your Own Model

See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments for more information about the Benefit Allocation Plans.

The Create Your Own Model permits you create your own Benefit Allocation Plan from a menu of available Subaccounts. Your Create Your Own Model must include at least four Subaccounts, and no more that 25% can be allocated to any Subaccount after the required allocation to the Foundation Account has been made. The currently available Subaccounts are:

--------------------------------------------------------------------------------
Ultra Series Money Market                    Invesco V.I. Government Securities
--------------------------------------------------------------------------------
Ultra Series Bond                            BlackRock Global Allocation
--------------------------------------------------------------------------------
Ultra Series Conservative Allocation         PIMCO VIT Total Return
--------------------------------------------------------------------------------
Ultra Series Moderate Allocation             PIMCO VIT Global Bond (Unhedged)
--------------------------------------------------------------------------------
Ultra Series Aggressive Allocation           Franklin High Income Securities
--------------------------------------------------------------------------------
Ultra Series Diversified Income              Franklin Income Securities
--------------------------------------------------------------------------------
Ultra Series High Income                     Mutual Global Discovery Securities
--------------------------------------------------------------------------------
Ultra Series Large Cap Value                 Oppenheimer Main Street
--------------------------------------------------------------------------------
Ultra Series Large Cap Growth                Oppenheimer Main Street Small Cap
--------------------------------------------------------------------------------
Ultra Series Mid Cap                         Oppenheimer International Growth
--------------------------------------------------------------------------------
Ultra Series Small Cap                       Van Kampen Growth and Income II
--------------------------------------------------------------------------------
Ultra Series Equity Income                   Van Kampen Mid Cap Growth II
--------------------------------------------------------------------------------
Ultra Series International Stock
--------------------------------------------------------------------------------


You may change the allocation of subsequent Net Purchase Payments, Credit Value Increase Enhancements, and Purchase Payment Credits, if any, to one of the other available Benefit Allocation Plans at any time, without charge by Written Request. Written Requests received in good order before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day will receive that day's Accumulation Unit value. Any change will be effective at the time we receive your Written Request. However, your Contract Value at the time of such request must also be transferred to the Benefit Allocation Plan selected.


In order for your benefit to remain in effect, certain Benefit Allocation Plans require you to maintain allocate a percentage of your purchase payment(s) to the Foundation Account and we may require a specific dollar amount to be allocated to the Foundation Account if a Step-Up occurs or you request a transfer. The specific dollar amount is based on your Benefit Basis multiplied by the percentage required to be allocated to the Foundation Account for the Benefit Allocation Plan you elected. Allocations to the Foundation Account occur only at the time of a purchase payment, Step-Up or transfer. Contract Value allocated to the Foundation Account is not re-balanced due to investment performance. The allocation to the Foundation Account is in addition to any allocation to the Ultra Series Bond Fund that may be required by a Benefit Allocation Plan. You should carefully consider whether to choose a Benefit Allocation Plan that requires a Foundation Account because there are additional restrictions associated with the Foundation Account. These restrictions include the inability to take a partial withdrawal from the Foundation Account until the Contract Value in your other allocation options has been exhausted. We describe the Foundation Account restrictions above and below. The Benefit Allocation Plans that require the Foundation Account and the amount required to be allocated to the Foundation Account are as follows:

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BENEFIT ALLOCATION PLAN                                  PERCENTAGE OF CONTRACT VALUE REQUIRED TO BE
                                                         ALLOCATED TO THE FOUNDATION ACCOUNT WHEN A
                                                         GUARANTEED MINIMUM ACCUMULATION BENEFIT
                                                                        RIDER IS PURCHASED
-----------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Subaccount                                      0%
-----------------------------------------------------------------------------------------------------
Conservative Growth Model                                                      10%
-----------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Subaccount                                10%
-----------------------------------------------------------------------------------------------------
Balanced Model                                                                 20%
-----------------------------------------------------------------------------------------------------
Risk-Managed Funds Model                                                       20%
-----------------------------------------------------------------------------------------------------
Moderate Growth Model                                                          30%
-----------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Subaccount                                    30%
-----------------------------------------------------------------------------------------------------
BlackRock Global Allocation Subaccount                                         30%
-----------------------------------------------------------------------------------------------------
Growth Model                                                                   40%
-----------------------------------------------------------------------------------------------------
Aggressive Growth Model                                                        50%
-----------------------------------------------------------------------------------------------------
Create Your Own Model                                                          50%
-----------------------------------------------------------------------------------------------------


We deduct the percentage that we require to be allocated to the Foundation Account from your purchase payment, and then allocate the remainder according to the Benefit Allocation Plan you elected. For example, if your purchase payment is $100,000, you elect a Guaranteed Lifetime Withdrawal Benefit, and you select the Balanced Model, we would allocate 20% ($20,000) to the Foundation Account and then allocate the remaining $80,000 among the Subaccounts in the Balanced Model.


If you request a transfer and the Foundation Account is part of the Benefit Allocation Plan you are transferring into, we will require that you allocate a specific dollar amount in the Foundation Account. That dollar amount is equal to the Benefit Basis as of the transfer date multiplied by the Foundation Account Allocation Percentage required for the Benefit Allocation Plan you elected. We first will transfer such required dollar amount into the Foundation Account. We then will transfer your remaining Contract Value (after we deduct the required dollar amount allocated to the Foundation Account) to all other allocation options included in the Benefit Allocation Plan selected in proportion to the allocation percentage required for each allocation option.

         EXAMPLE. Your Benefit Basis is $100,000 and you invest in the Growth Model which has an allocation percentage of 40% to the Foundation Account. Your current Contract Value is $90,000 (Foundation Account $40,000; non-Foundation Account amount $50,000). You transfer to the Balanced Model. The Balanced Model Benefit Allocation Plan requires that you keep 20% or $20,000 in the Foundation Account ($100,000 Benefit Basis x 20% required in the Foundation Account). Your total Contract Value of $90,000 would not change as a result of the transfer, but now only $20,000 would be allocated to the Foundation Account and $70,000 would be allocated to the non-Foundation Account allocation options.


We require all Benefit Allocation Plans to participate in the automatic personal portfolio rebalancing service ("rebalancing") for your benefit to remain in effect if the Benefit Allocation Plan you selected includes two or more Subaccounts, other than the Foundation Account. With rebalancing, we transfer Contract Value on each Contract Anniversary among the Subaccounts (other than the Foundation Account) to achieve a particular percentage allocation of Contract Value among those Subaccounts.


You will violate an allocation restriction if you transfer your Contract Value to an allocation option other than available Benefit Allocation Plan. If you do so do, your Guaranteed Minimum Accumulation Benefit will terminate.

Benefit Basis. Your Benefit Basis is equal to your initial Net Purchase Payment. You may increase the Benefit Basis by the amount of Net Purchase Payments. While there is no guaranteed minimum window period, we were offering a 12-month window period as of the effective date of this prospectus. We limit the amount of window purchase payments that count toward your Benefit Basis to the maximum window purchase payment amount, currently up to two times your initial purchase payment, but not to exceed $1,000,000 in total for all purchase payments, including window purchase payments. You should carefully consider whether you want to make purchase payments after the Window Period or in excess of the maximum window purchase payment amount shown on your rider Data Pages. Such purchase payments will increase the Contract Value, but will not contribute to your Guaranteed Minimum Accumulation Benefit rider benefits unless a Step-Up occurs. The Benefit Basis does not represent Contract Value available for withdrawal and is not used to calculate any benefits under the Contract prior to the Guaranteed Minimum Accumulation Benefit rider's expiration date.


Partial Withdrawals. You may make a partial withdrawal from your Contract at anytime. If you make a partial withdrawal while the Guaranteed Minimum Accumulation Benefit rider is in effect, however, we will reduce your Benefit Basis by the greater of:


    (a) the partial withdrawal amount, including associated surrender charges, if any; or
    (b) a proportionate adjustment to your Contract Value withdrawn equal to (1) divided by (2), with the result multiplied by (3), where:


         (1) = the partial withdrawal amount, including associated surrender charges;
         (2)  =  the Contract Value immediately before the partial withdrawal;
                 and
         (3)  =  the Benefit Basis immediately before the partial withdrawal.


Partial withdrawals will reduce your death benefit and are subject to income tax, including a 10% penalty tax if the withdrawals are taken before age
59 1/2. (See FEDERAL TAX MATTERS). Any applicable contingent deferred sales charge will apply to all withdrawals. When you take a partial withdrawal under a Guaranteed Minimum Accumulation Benefit rider, unless you instruct us otherwise, we will reduce all allocation options proportionally other than the Foundation Account until the value in such allocation options is exhausted; only then will we take a partial withdrawal from the Foundation Account. A partial withdrawal from the Foundation Account before the Contract Value in all other allocation options is exhausted will violate the rider's allocation restrictions, and will cause your rider to terminate unless otherwise prohibited by state law.


See Appendix D of this Prospectus for examples of this calculation. If you plan to take required minimum distributions from your Contract, you should not purchase the Guaranteed Minimum Accumulation Benefit.


Step-Up. On or following your third Rider Anniversary (and on any Monthly Anniversary or following each subsequent third rider Step-Up Anniversary), you have the opportunity to "Step-Up" your Benefit Basis to equal your current Contract Value and begin a new Benefit Period of the same duration as the prior Benefit Period. This option is available if we are issuing new Guaranteed Minimum Accumulation Benefit riders on the day you request a Step-Up and provided all of the following conditions are met:

     (1) the expiration date for the new Benefit Period does not extend past the anticipated Payout Date shown on your Contract Data Page;
     (2) the Annuitant (oldest Annuitant, if joint Annuitants) is age 85 or younger as of the Step-Up date;
     (3) your Contract Value is greater than zero;
     (4) your Contract Value is greater than the Benefit Basis as of the Step-Up date;
     (5) we receive your Written Request to Step-Up the Benefit Basis; and
     (6) the benefit provided by the rider has not been revoked due to a violation of the allocation restrictions.


Your Step-Up Date will be the Monthly Anniversary following our receipt of your Written Request.

If you elect the "Step-Up," a new Benefit Period with a start date equal to the Step-Up Date will begin. We also will adjust your Benefit Basis so that it will equal your Contract Value as of the Step-Up Date. A new Minimum Charge Period will begin. We determine the annual charge for the rider by multiplying the rider charge rate by the average daily Benefit Basis; therefore, a "Step-Up" will increase the annual rider charge even if the rider charge rate shown on your rider Data Pages does not change.

See Appendix D for examples of how the Guaranteed Minimum Accumulation Benefit rider will work.


Foundation Account following a "Step-Up" in the Benefit Basis. The Benefit Allocation Plan you elect may require that you allocate a specific dollar amount to the Foundation Account in order for your benefit to remain in effect. This amount equals the Benefit Basis (as the Step-Up date) multiplied by the Foundation Account allocation percentage by the Benefit Allocation Plan you elected. If the Benefit Basis is increased (stepped-up) and we require the Foundation Account as part of the Benefit Allocation Plan you elected, we will transfer Contract Value from your other allocation options to fund any increase in the Foundation Account that then will be required. We will make such transfers first from the Subaccounts on a pro-rata basis, then from the DCA Fixed Periods, if applicable, from oldest to newest. We reserve the right to waive this requirement. If we do so, we will administer the waiver on a non-discriminatory basis. We are currently waiving this requirement.


Termination. You may terminate the Guaranteed Minimum Accumulation Benefit rider on any date. However, termination of the rider before the expiration of the Minimum Charge Period of seven years will result in rider charges continuing to be assessed (if permitted in your state) until the Minimum Charge Period is reached. In addition, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate on the earliest of:


  (1) the expiration date of the Benefit Period, unless you elect to renew the Benefit Period;
  (2) the Payout Date;
  (3) the date Due Proof of Death of the last surviving Annuitant is received;
  (4) the date there is a change of Annuitant for any reason;
  (5) the date you surrender your Contract;

  (6) the date you violate an allocation restriction; or
  (7) the date the ownership of your Contract changes.

For the Guaranteed Minimum Accumulation Benefit rider to remain in effect, all of your Net Purchase Payments, Purchase Payment Credits, Credit Value Increase Enhancements, and Contract Value must be invested in an available Benefit Allocation Plan. You may transfer to another available Benefit Allocation Plan at anytime. However, if you (i) elect to discontinue allocating to an available Benefit Allocation Plan, (ii) take a partial withdrawal from the Foundation Account before Contract Value in other allocation options is exhausted, or (iii) change Contract ownership, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate. If the transfer, partial withdrawal, or ownership change occurs before the expiration of the Minimum Charge Period of seven years, rider charges will continue to be assessed based on the Benefit Basis in effect on the Valuation Day immediately preceding the transfer, partial withdrawal, or ownership change (if permitted in your state) until the Minimum Charge Period is reached.

If the rider terminates, you will not be permitted to Step-Up your Benefit Basis or renew a Benefit Period (described below), and you cannot convert the Guaranteed Minimum Accumulation Benefit to the Guaranteed Lifetime Withdrawal Benefit rider (discussed below). Upon termination (other than on contract surrender or death), we will reallocate any Contract Value in the Foundation Account to the other Subaccounts in the Benefit Allocation Plan you elected on a pro-rata basis.

Renewal and Conversion. You may renew the Guaranteed Minimum Accumulation Benefit as of its expiration date, provided certain conditions are met. The renewal Benefit Period must be the same duration as the expiring Benefit Period, and cannot extend beyond the anticipated Payout Date shown on your Contract's Data Pages. In addition, at the time of renewal, your Benefit Basis must be greater than zero and your Contract Value must be greater than your Benefit Basis. You must not have violated the rider's allocation restrictions. We must receive your Written Request to renew the Benefit Period at our Mailing Address at least 30 days before the expiration date.


As a result of the renewal, the current charge rate for the rider may increase, but will not exceed the maximum charge rate shown on your rider Data Pages. A new Minimum Charge Period of seven years will begin as of the renewal date. You will have to pay for the benefit for at least seven years unless you terminate the Contract.

You may also convert the Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider (if the Guaranteed Lifetime Withdrawal Benefit rider is offered) on a monthly anniversary. To convert the rider, your Benefit Basis must be greater than zero, the Covered Persons (the oldest person designated as the Annuitant under this rider) must be between the age of 55 and 85 as of the date of conversion for the Income Now option and between the age of 50 and 85 for the Income Later option, and we must receive your Written Request for conversion at our Mailing Address.

If you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Lifetime Withdrawal Benefit rider, the date of the conversion will be the Monthly Anniversary following receipt of your request. The Lifetime Benefit Basis for the Guaranteed Lifetime Withdrawal Benefit will equal the greater of your Benefit Basis under the Guaranteed Minimum Accumulation Benefit rider and your Contract Value on the date of conversion. Also, when you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Lifetime Withdrawal Benefit rider, you will not receive the death benefits that are integrated with the Guaranteed Lifetime Withdrawal Benefit rider. You will continue to receive the basic death benefit provided by the Contract and any optional death benefits that were elected, and you will continue to have all death benefits adjusted pro-rata for all withdrawals.

On conversion from a Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider, the withdrawal percentages are established at the time of the first withdrawal after the conversion based on the age of the Covered Person(s) at the time of that withdrawal. Examples of how a conversion works are provided in Appendix D.

You should carefully consider whether to elect a renewal or conversion under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age 70 1/2) and you expect to take required minimum distributions from the Contract.


Expiration Date. If you do not elect to convert or renew your rider, your rider will expire on the expiration date shown on your rider Data Pages and the Contract Value in the Foundation Account, if any, will be transferred to all other allocation options included in your Benefit Allocation Plan on a pro-rata basis.


Guaranteed Minimum Accumulation Benefit Charge. If you elect the Guaranteed Minimum Accumulation Benefit rider, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. The amount of the Guaranteed Minimum Accumulation Benefit charge is calculated by multiplying the current annual Guaranteed Minimum Accumulation Benefit charge percentage by the average daily Benefit Basis for the prior Contract Year. The current annual Guaranteed Minimum Accumulation Benefit charge percentage is 1.05%, with a maximum charge of 1.75%.


This charge percentage will not change unless you choose to Step-Up or renew your Benefit Period. You may pay a new current charge, up to the maximum charge for your rider, which may be higher. We will give you notice regarding the charge prior to any Step-Up or renewal you elect.

On each Contract Anniversary during the accumulation period, we will deduct the Guaranteed Minimum Accumulation Benefit charge pro-rata from your Contract Value except from Contract Value in the Foundation Account. If there is insufficient Contract Value in all other allocation options, we will deduct the charge from the Contract Value in the Foundation Account. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to Step-Up the Benefit Basis, conversion to a Guaranteed Lifetime Withdrawal Benefit rider, termination of the Guaranteed Minimum Accumulation Benefit rider after the expiration of the Minimum Charge Period, payment of death proceeds, or an Income Payout Option, if the surrender, election to Step-Up the Benefit Basis, conversion to Guaranteed Lifetime Withdrawal Benefit rider, termination, payment of death proceeds or the start of payments under an Income Payout Option does not occur on a Contract Anniversary.


Because the annual charge is determined by multiplying the current annual Guaranteed Minimum Accumulation Benefit rider charge percentage by the average daily Benefit Basis, making additional purchase payments that increase your Benefit Basis and electing to step up your Benefit Basis will result in an increase in the annual charge for this rider, even if the rider charge rate does not change.

If the current rider has not been approved in your state or your application is dated before May 1, 2010, a prior, approved version may be issued, which may have different charges. (See SUMMARY, Charges and Deductions and the Appendices.)

                          DISTRIBUTION OF THE CONTRACT
================================================================================

We have entered into a distribution agreement with CBSI for the distribution and sale of the Contract. CBSI is a wholly owned subsidiary of CUNA Mutual Investment Corporation, which is a wholly owned subsidiary of CUNA Mutual Insurance Society. CBSI is a member of FINRA, and offers the Contract through its registered representatives. CBSI may also enter into selling agreements with other broker-dealers ("selling firms") for the sale of the Contract. Registered representatives of CBSI and selling firms who sell the Contracts have been appointed by us as insurance agents.

We pay up-front commissions of up to 7.25% of purchase payments to CBSI and selling firms for sales of the Contracts by their registered representatives. Alternatively, if elected, we may pay a reduced up-front commission in exchange for paying up to 1.00% of Contract Value as ongoing compensation either annually or quarterly for so long as the Contract remains in effect. Under B-Share Class Contracts without Purchase Payment Credits, we pay ongoing compensation annually. Under L-Share Class Contracts and B-Share Class Contracts with Purchase Payment Credits, we pay ongoing compensation quarterly. The greater the amount of compensation paid to CBSI at the time you make a purchase payment, the less we will pay as ongoing compensation.

CBSI and selling firms pay their registered representatives a portion of the compensation received for their sales of the Contracts. CBSI registered representatives and their managers may also be eligible for various cash benefits, such as insurance benefits, and non-cash compensation items that we and/or one or more of our affiliates may provide. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. CBSI's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


In addition to the compensation paid for sales of the Contracts, we pay compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year. This additional compensation can be up to 6.5% of the amount annuitized based upon the income option selected and the length of time the Contract was in force. Any trail commissions for Contract sales will cease upon payments made for Owner's life contingent annuitization. Our compensation practices generally discourage annuitization during the first Contract Year. However, there are exceptions to such general practices (such as when an Owner elects a variable Income Payout Option). Ask your agent for more information.


All of the Funds and/or the principal underwriter for the Funds make payments to CBSI under the Funds' Rule 12b-1 distribution and/or service plans in consideration of services provided by CBSI in distributing shares of those Funds and/or servicing Contract Owners. For the Ultra Series Fund, Rule 12b-1 fees are only paid on Class II shares. These payments may range up to 0.35% of Variable Account assets invested in a particular Fund. Payments under a Fund's Rule 12b-1 plan decrease the Fund's investment return.

A portion of the compensation paid to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your agent for further information about the compensation and other benefits the selling firm for which he or she works receives in connection with your purchase of a Contract.

No specific charge is assessed directly to Owners of the Contracts to cover commissions and other incentives or payments described above. We intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Contracts and other corporate revenue.

                               FEDERAL TAX MATTERS
================================================================================

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION
This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about specific tax implications should consult a competent tax adviser before making a transaction. This discussion is based upon our understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or Income Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although we do not have direct control over the Funds in which the Variable Account invests, we believe that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give Owners investment control over separate account assets, we may modify the Contract as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (1) if any Owner dies on or after the Payout Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (2) if any Owner dies prior to the Payout Date, the entire interest in the Contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated Beneficiary" and which is distributed over the life of such Owner or over a period not extending beyond the life expectancy of that Owner, provided that such distributions begin within one year of that Owner's death. The Owner's "designated Beneficiary" is the person designated by such Owner as an Annuitant and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's "Designated Beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner. If there is a non-natural Owner, the death or change of an Annuitant will be treated as the death of an Owner for these purposes.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

TAXATION OF ANNUITIES
The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. We believe that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as Income Payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

If your Contract contains a Guaranteed Lifetime Withdrawal Benefit rider or Guaranteed Minimum Accumulation Benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your Contract, are not entirely clear. For tax purposes, we intend to treat amounts paid prior to the date of a Guaranteed Lifetime Withdrawal Benefit settlement as withdrawals and any amounts paid out under an Income Payout Option after the Guaranteed Lifetime Withdrawal Benefit settlement as annuity payments. In view of this uncertainty, you should consult a tax advisor before purchasing either of these riders.

Any annuity Owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Surrenders. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

However, if you purchase the Guaranteed Lifetime Withdrawal Benefit rider and you take a withdrawal or other distribution from your Contract (and the Contract Value has not been reduced to zero or less), the amount in excess of the greater of:

     (1) Contract Value, or
     (2) Guaranteed Lifetime Withdrawal Benefit Basis or Lifetime Benefit Basis over your investment in the Contract will be treated by us as a taxable distribution.

Income Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the Contract bears to the expected return at the annuity starting date. For variable Income Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each Income Payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as Income Payments.

Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

     (1) made on or after the taxpayer reaches age 59 1/2;
     (2) made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

     (3) attributable to the taxpayer's becoming disabled;
     (4) as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;
     (5) made under certain annuities issued in connection with structured settlement agreements; and
     (6) made under an annuity contract that is purchased with a single purchase payment when the Payout Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the Income Payment period.

Other tax penalties may apply to certain distributions under a Qualified
Contract.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

We may modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive.

SEPARATE ACCOUNT CHARGES
It is possible that the Internal Revenue Service may take a position that rider charges (e.g. Spouse Beneficiary Death Benefit rider) are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT
A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects. In addition, if you exchange this Contract for a contract issued by someone other than us, we may require that you complete one or more forms provided by us in addition to any forms required by the other insurance company before we consider the exchange request in good order.

WITHHOLDING
Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

"Taxable eligible rollover distributions" from section 401(a) plans, section 403(b) tax-sheltered annuities, and Section 457(b) governmental plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan) except certain distributions such as distributions required by the Code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a "direct rollover" from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a "direct rollover" from the plan to an IRA established by the direct rollover.

MULTIPLE CONTRACTS
All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includable in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

TAXATION OF QUALIFIED PLANS
The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless we consent. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. We will amend the Contract as necessary to conform it to the requirements of such plans.

For qualified plans under Section 401(a), 403(b), and eligible plans under 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent Owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover. If you are attempting to satisfy minimum required distribution rules through partial withdrawals, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed, consult a tax advisor.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRA contributions are limited each year to the lesser of a limit specified in the Code or 100% of the compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. Distributions from certain other types of qualified plans, however, may be "rolled over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA up to the lesser of a limit specified in the Code or 100% of compensation includible in the Owner's gross income for the year. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (Social Security) taxes. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to Loan Amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan. The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser. Effective November 15, 2007, new Contracts are no longer available to be used as funding vehicles for Code Section 403(b) retirement programs. Effective January 1, 2009, we will no longer accept purchase payments that are salary deferrals from Contracts used as funding vehicles for Code Section 403(b) retirement programs.

Certain Deferred Compensation Plans. Code Section 457(b) provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Under a non-governmental plan, all investments, however, are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

POSSIBLE CHARGE FOR OUR TAXES
At the present time, we make no charge to the Subaccounts for any Federal, state, or local taxes that we incur which may be attributable to such Subaccounts or the Contracts. We, however, may in the future charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Subaccounts or to the Contracts.

OTHER TAX CONSEQUENCES
As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus.

Further, the Federal income tax consequences discussed herein reflect our understanding of current law and the law may change.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Federal estate and state and local estate, inheritance and of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

Generation-skipping Transfer Tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Estate, Gift and Generation-Skipping Transfer Taxes in 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre- EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Non-resident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.

In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

                                LEGAL PROCEEDINGS
================================================================================

We, like other life insurance companies, and our subsidiaries may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, us, or CBSI.

                                COMPANY HOLIDAYS
================================================================================

We are closed on the following holidays: New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. We are closed on the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday.

                              FINANCIAL STATEMENTS
================================================================================

Our and the Variable Account's financials are contained in the Statement of Additional Information ("SAI"). Our financial statements should be distinguished from the Variable Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Contracts. For a free copy of these financial statements and/or the SAI, please contact us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or call us at 1-800-798-5500.

                                   APPENDIX A
                              FINANCIAL HIGHLIGHTS
================================================================================


The following information is derived from the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the last ten (or life of the Subaccount) fiscal years ended December 31. The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Funds and the assessment of various charges. Information is not provided for the Ultra Series Class Equity Income Class I, Ultra Series Equity Income Class II, Invesco V.I. Government Securities or BlackRock Global Allocation Subaccounts, because they were first offered May 1, 2010.

B-SHARE CLASS

                                                                                                   Percentage
                                                                                  Accumulation    increase in       Number of units
                                                       Accumulation unit value     unit value      unit value        outstanding at
                  Subaccount/Year                        beginning of period     end of period   during period       end of period
-----------------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Class I
  2006                                                       $10.00(3)              $10.17           1.70%(2)             123,093
  2007                                                        10.17                  10.44           2.65%              2,199,571
  2008                                                        10.44                   8.46        (18.97)%              5,602,997
  2009                                                         8.46                   9.75          15.25%              7,952,702
Ultra Series Conservative Allocation Class II
  2009                                                       $10.00(7)               11.39          13.90%(2)           1,106,479
Ultra Series Moderate Allocation Class I
  2006                                                       $10.00(3)              $10.29           2.90%                782,785
  2007                                                        10.29                  10.72           4.18%(2)           8,292,445
  2008                                                        10.72                   7.38        (31.16)%             13,155,453
  2009                                                         7.39                   8.79          19.11%             14,578,349
Ultra Series Moderate Allocation Class II
  2009                                                       $10.00(7)               11.78           17.80(2)             991,391
Ultra Series Aggressive Allocation Class I
  2006                                                       $10.00(3)              $10.39           3.90%(2)              73,109
  2007                                                        10.39                  11.04           6.26%                444,252
  2008                                                        11.04                   6.42        (41.85)%                920,725
  2009                                                         6.42                   8.11          26.32%              1,089,584
Ultra Series Aggressive Allocation Class II
  2009                                                       $10.00(7)               12.04          20.40%(2)              42,691
Ultra Series Money Market Class I
  2004                                                       $10.00(1)              $10.00           0.00%(2)              41,939
  2005                                                        10.00                  10.15           1.50%              1,174,622
  2006                                                        10.15                  10.47           3.15%              1,439,661
  2007                                                        10.47                  10.82           3.34%              1,425,866
  2008                                                        10.82                  10.87           0.46%              3,369,786
  2009                                                        10.87                  10.73         (1.29)%              2,579,647
Ultra Series Money Market Class II
  2009                                                       $10.00(7)                9.89        (1.10%)(2)               18,736
Ultra Series Bond Class I
  2004                                                       $10.00(1)              $ 9.98        (0.20)%(2)              191,144
  2005                                                        $9.98                  10.10           1.20%              3,021,142
  2006                                                        10.10                  10.36           2.57%              6,703,481
  2007                                                        10.36                  10.75           3.76%              8,309,003
  2008                                                        10.75                  10.91           1.49%              7,479,172
  2009                                                        10.91                  11.47           5.13%              7,406,847
Ultra Series Bond Class II
  2009                                                       $10.00(7)               10.46           4.60%(2)             906,139

                                                                                                   Percentage
                                                                                  Accumulation    increase in       Number of units
                                                       Accumulation unit value     unit value      unit value        outstanding at
                  Subaccount/Year                        beginning of period     end of period   during period       end of period
-----------------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Class I
 2004                                                        $10.00(1)              $10.25           2.50%(2)              68,835
 2005                                                         10.25                  10.38           1.27%              1,090,104
 2006                                                         10.38                  11.19           7.80%              2,256,194
 2007                                                         11.19                  11.27           0.71%              2,765,242
 2008                                                         11.27                   9.49        (15.79)%              2,048,874
 2009                                                          9.49                  12.58          32.56%              1,802,918
Ultra Series High Income Class II
 2009                                                        $10.00(7)               11.65          16.50%(2)              96,209
Ultra Series Diversified Income Class I
 2004                                                        $10.00(1)              $10.62           6.20%(2)             119,533
 2005                                                         10.62                  10.89           2.54%              2,169,035
 2006                                                         10.89                  11.82           8.54%              3,424,692
 2007                                                         11.82                  11.96           1.18%              4,020,570
 2008                                                         11.96                  10.24        (14.38)%              3,612,923
 2009                                                         10.24                  11.20           9.37%              3,830,984
Ultra Series Diversified Income Class II
 2009                                                        $10.00(7)               11.23          12.30%(2)             505,391
Ultra Series Large Cap Value Class I
 2004                                                        $10.00(1)              $10.99           9.90%(2)             144,835
 2005                                                         10.99                  11.45           4.19%              2,659,384
 2006                                                         11.45                  13.63          19.04%              4,913,687
 2007                                                         13.63                  13.53         (0.73)%              5,450,877
 2008                                                         13.53                   8.55        (36.81)%              4,926,897
 2009                                                          8.55                   9.86          15.32%              4,856,823
Ultra Series Large Cap Value Class II
 2009                                                        $10.00(7)               12.50          25.00%(2)             199,080
Ultra Series Large Cap Growth Class I
 2004                                                        $10.00(1)              $10.61           6.10%(2)             253,559
 2005                                                         10.61                  10.73           1.13%              1,136,871
 2006                                                         10.73                  11.42           6.43%              2,561,564
 2007                                                         11.42                  12.67          10.95%              3,093,437
 2008                                                         12.67                   7.85        (38.04)%              3,114,947
 2009                                                          7.85                  10.70          36.31%              3,308,282
Ultra Series Large Cap Growth Class II
 2009                                                        $10.00(7)               12.51          25.10%(2)             465,462
Ultra Series Mid Cap Class I(6)
 2004                                                        $10.00(1)              $11.14          11.40%(2)              53,327
 2005                                                         11.14                  11.96           7.36%                814,644
 2006                                                         11.96                  13.15           9.95%              1,610,620
 2007                                                         13.15                  14.08           7.07%              1,707,968
 2008                                                         14.08                   7.38        (47.59)%              1,571,400
 2009                                                          7.38                  10.73          45.39%              1,441,262
Ultra Series Mid Cap Class II(6)
 2009                                                        $10.00(7)               12.50          25.00%(2)             136,020
Ultra Series Small Cap Class I(6)
 2007                                                        $10.00(4)               $8.96        (10.40)%(2)              39,663
 2008                                                          8.96                   6.59        (26.45)%                144,697
 2009                                                          6.59                   8.55          29.74%                219,242
Ultra Series Small Cap Class II(6)
 2009                                                        $10.00(7)               13.05          30.50%(2)              46,422

                                                                                                   Percentage
                                                                                  Accumulation    increase in       Number of units
                                                       Accumulation unit value     unit value      unit value        outstanding at
                  Subaccount/Year                        beginning of period     end of period   during period       end of period
-----------------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Class I(6)
  2004                                                      $10.00(1)              $11.22          12.20%(2)              28,569
  2005                                                       11.22                  12.91          15.06%                594,014
  2006                                                       12.91                  15.83          22.62%              1,334,155
  2007                                                       15.83                  17.41           9.98%              1,575,524
  2008                                                       17.41                  10.55        (39.40)%              1,541,019
  2009                                                       10.55                  13.32          26.26%              1,585,093
Ultra Series International Stock Class II(6)
  2009                                                      $10.00(7)               13.11          31.10%(2)             294,723
Invesco V.I. Global Real Estate
  2008                                                      $10.00(5)               $5.34        (46.60)%(2)             105,916
  2009                                                        5.34                   6.91          29.40%                571,960
Franklin High Income Securities
  2008                                                      $10.00(5)               $7.44        (25.60)%(2)             219,911
  2009                                                        7.44                  10.45          40.46%              1,183,884
Franklin Income Securities
  2008                                                      $10.00(5)               $6.89        (31.10)%(2)             356,854
  2009                                                        6.89                   9.20          33.53%                866,601
Franklin Mutual Global Discovery Securities
  2008                                                      $10.00(5)               $7.34        (26.60)%(2)             141,357
  2009                                                        7.34                   8.92          21.53%                532,197
Oppenheimer Main Street Small Cap
  2008                                                      $10.00(5)               $6.44        (35.60)%(2)             225,380
  2009                                                        6.44                   8.70          35.09%                876,772
Oppenheimer Main Street
  2008                                                      $10.00(5)               $6.36        (36.40)%(2)             352,155
  2009                                                        6.36                   8.03          26.26%              1,770,701
Oppenheimer International Growth
  2008                                                      $10.00(5)               $5.84        (41.60)%(2)             377,259
  2009                                                        5.84                   8.02          37.33%              1,603,177
PIMCO CommodityRealReturn Strategy
  2008                                                      $10.00(5)               $4.70        (53.00)%(2)             124,787
  2009                                                        4.70                   6.57          39.79%                890,173
PIMCO Total Return
  2008                                                      $10.00(5)              $10.00           0.00%(2)             446,066
  2009                                                       10.00                  11.24          12.40%              2,261,502
PIMCO Global Bond
  2008                                                      $10.00(5)               $9.27         (7.30)%(2)             206,892
  2009                                                        9.27                  10.68          15.21%              1,105,020
Van Kampen Mid Cap Growth
  2008                                                      $10.00(5)               $5.35        (46.50)%(2)             331,497
  2009                                                        5.35                   8.26          54.39%                949,240
Van Kampen Growth and Income
  2008                                                      $10.00(5)               $6.99        (30.10)%(2)             359,835
  2009                                                        6.99                   8.56          22.46%              2,642,469

(1)The inception date was October 11, 2004, with all Subaccounts starting with a $10.00 unit price.
(2)Not annualized.
(3)The inception date was October 30, 2006, with all Subaccounts starting with a $10.00 unit price.
(4)The inception date was May 1, 2007, with all Subaccounts starting with a $10.00 unit price.
(5)The inception date was May 1, 2008, with all Subaccounts starting with a $10.00 unit price.
(6)Effective as of May 1, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Mid Cap Growth Class II, Ultra Series Small Cap Growth Class I, Ultra Series Small Cap Growth Class II, Ultra Series Global Securities Class I and Ultra Series Global Securities Class II Subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Mid Cap Value Class II, Ultra Series Small Cap Value Class I, Ultra Series Small Cap Value Class II, Ultra Series International Stock Class I and Ultra Series International Stock Class II Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and Ultra Series Small Cap Value Subaccounts changed their names to Ultra Series Mid Cap and Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccounts' performance prior to May 1, 2010 is based on their accounting predecessor, the Ultra Series Mid Cap Growth Subaccounts.
(7)The inception date was May 1, 2010, with all Subaccounts starting with a $10.00 unit price.


B-SHARE CLASS WITH PURCHASE PAYMENT CREDIT OPTION*


                                                                                                   Percentage
                                                                                  Accumulation    increase in       Number of units
                                                       Accumulation unit value     unit value      unit value        outstanding at
                  Subaccount/Year                        beginning of period     end of period   during period       end of period
-----------------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Class I
  2007                                                      $10.00(1)               $9.88         (1.20)%(2)             305,834
  2008                                                        9.88                   7.97        (19.33)%                647,602
  2009                                                        7.97                   9.14          14.68%                715,206
Ultra Series Conservative Allocation Class II
  2009                                                      $10.00(1)               10.99           9.90%(2)               3,842
Ultra Series Moderate Allocation Class I
  2007                                                      $10.00(1)               $9.79         (2.10)%(2)             403,229
  2008                                                        9.79                   6.71        (31.46)%              1,067,784
  2009                                                        6.71                   7.94          18.33%                946,642
Ultra Series Moderate Allocation Class II
  2009                                                      $10.00(1)               11.33           13.30(2)              24,360
Ultra Series Aggressive Allocation Class I
  2007                                                      $10.00(1)               $9.89         (1.10)%(2)               2,483
  2008                                                        9.89                   5.72        (42.16)%                 27,950
  2009                                                        5.72                   7.18          25.52%                 16,497
Ultra Series Aggressive Allocation Class II
  2009                                                      $10.00(1)              $10.00            0.00(2)                   -
Ultra Series Money Market Class I
  2007                                                      $10.00                 $10.01           0.10%                  1,040
  2008                                                       10.01(1)               10.00         (0.10)%                 44,544
  2009                                                       10.00                   9.82         (1.80)%                 27,093
Ultra Series Money Market Class II
  2009                                                      $10.00(1)              $10.00            0.00(2)                   -
Ultra Series Bond Class I
  2007                                                      $10.00                 $10.10           1.00%(2)              68,758
  2008                                                       10.10(1)               10.21           1.09%                177,690
  2009                                                       10.21                  10.68           4.60%                186,980
Ultra Series Bond Class II(4)
  2009                                                      $10.00(1)              $10.40           4.00%(2)               8,932
Ultra Series High Income Class I
  2007                                                      $10.00                  $9.87         (1.30)%(2)              10,357
  2008                                                        9.87(1)                8.27        (16.21)%                 31,480
  2009                                                        8.27                  10.90          31.80%                 24,346
Ultra Series High Income Class II(4)
  2009                                                      $10.00                 $11.11          11.10%(1)               1,256
Ultra Series Diversified Income Class I
  2007                                                      $10.00                 $10.00           0.00%(2)                   0
  2008                                                       10.00(1)                8.76        (12.40)%                 58,306
  2009                                                        8.76                   9.53           8.79%                 94,102
Ultra Series Diversified Income Class II(4)
  2009                                                      $10.00(1)              $11.08          10.80%(1)               5,765
Ultra Series Large Cap Value Class I
  2007                                                      $10.00                  $9.79         (2.10)%                 43,979
  2008                                                        9.79(1)                6.16        (37.08)%                146,480
  2009                                                        6.16                   7.06          14.61%                152,007
Ultra Series Large Cap Value Class II
  2009                                                      $10.00                 $11.56          $15.60(1)               1,946

                                                                                                   Percentage
                                                                                  Accumulation    increase in       Number of units
                                                       Accumulation unit value     unit value      unit value        outstanding at
                  Subaccount/Year                        beginning of period     end of period   during period       end of period
-----------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Class I
  2007                                                      $10.00                  $9.79         (2.10)%               20,915
  2008                                                        9.79(1)                6.03        (38.41)%               77,507
  2009                                                        6.03                   8.18          35.66%               79,306
Ultra Series Large Cap Growth Class II(4)
  2009                                                      $10.00                 $11.39         $13.90%(1)             3,659
Ultra Series Mid Cap Class I
  2007                                                      $10.00                  $9.73         (2.70)%               10,432
  2008                                                        9.73(1)                5.08        (47.79)%               42,775
  2009                                                        5.08                   7.34          44.49%(1)            43,072
Ultra Series Mid Cap Class II(4)
  2009                                                      $10.00                 $11.77          17.70%(1)               899
Ultra Series Small Cap Class I
  2007                                                      $10.00                  $9.79         (2.10)%(2)             7,842
  2008                                                        9.79(1)                7.16        (26.86)%               20,703
  2009                                                        7.16                   9.25          29.19%               19,885
Ultra Series Small Cap Class II(4)
  2009                                                      $10.00                 $12.09          20.90%(1)               323
Ultra Series International Stock Class I
  2007                                                      $10.00                  $9.87         (1.30)%               19,251
  2008                                                        9.87(1)                5.95        (39.72)%               71,804
  2009                                                        5.95                   7.47          25.55%               71,086
Ultra Series International Stock Class II(4)
  2009                                                      $10.00                 $11.42          14.20%(1)             2,175
Invesco V.I. Global Real Estate
  2008                                                      $10.00(3)               $5.38        (46.20)%               10,653
  2009                                                        5.38                   6.93          28.81%               30,079
Franklin High Income Securities
  2008                                                      $10.00(3)               $7.43        (25.70)%(2)            20,860
  2009                                                        7.43                  10.39          39.84%               67,141
Franklin Income Securities
  2008                                                      $10.00(3)               $6.88        (31.20)%(2)            45,078
  2009                                                        6.88                   9.15          32.99%               74,255
Franklin Mutual Global Discovery Securities
  2008                                                      $10.00(3)               $7.37        (26.30)%(2)            15,932
  2009                                                        7.37                   8.92          21.03%               38,125
Oppenheimer Main Street Small Cap
  2008                                                      $10.00(3)               $6.41        (35.90)%               24,168
  2009                                                        6.41                   8.61          34.32%               52,486
Oppenheimer Main Street
  2008                                                      $10.00(3)               $6.37        (36.30)%(2)            44,158
  2009                                                        6.37                   8.01          25.75%              133,453
Oppenheimer International Growth
  2008                                                      $10.00(3)               $5.88        (41.20)%(2)            36,663
  2009                                                        5.88                   8.03          36.56%               93,055
PIMCO CommodityRealReturn Strategy
  2008                                                      $10.00(3)               $4.84        (51.60)%(2)            11,985
  2009                                                        4.84                   6.73          39.50%               42,929
PIMCO Total Return
  2008                                                      $10.00(3)               $9.96         (0.40)%(2)            32,817
  2009                                                        9.96                  11.15          11.95%              134,589
PIMCO Global Bond
  2008                                                      $10.00(3)               $9.24         (7.60)%(2)            21,955
  2009                                                        9.24                  10.59          14.61%               63,189

                                                                                                   Percentage
                                                                                  Accumulation    increase in       Number of units
                                                       Accumulation unit value     unit value      unit value        outstanding at
                  Subaccount/Year                        beginning of period     end of period   during period       end of period
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth
  2008                                                      $10.00(3)              $5.40         (46.00)%(2)            33,191
  2009                                                        5.40                  8.30           53.70%               69,208
Van Kampen Growth and Income
  2008                                                      $10.00(3)              $6.94         (30.60)%(2)            37,477
  2009                                                        6.94                  8.46           21.90%              140,566

(1)The inception date was November 1, 2007.
(2)Not annualized
(3)The inception date was May 1, 2008, with all Subaccounts starting with a $10.00 unit price.
(4)Effective as of May 1, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Mid Cap Growth Class II, Ultra Series Small Cap Growth Class I, Ultra Series Small Cap Growth Class II, Ultra Series Global Securities Class I and Ultra Series Global Securities Class II Subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Mid Cap Value Class II, Ultra Series Small Cap Value Class I, Ultra Series Small Cap Value Class II, Ultra Series International Stock Class I and Ultra Series International Stock Class II Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and Ultra Series Small Cap Value Subaccounts changed their names to the Ultra Series Mid Cap and Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccounts' performance prior to May 1, 2010 is based on their accounting predecessor, the Ultra Series Mid Cap Growth Subaccounts.


L-SHARE CLASS*


                                                                                                   Percentage
                                                                                  Accumulation    increase in       Number of units
                                                       Accumulation unit value     unit value      unit value        outstanding at
                  Subaccount/Year                        beginning of period     end of period   during period       end of period
-----------------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Class I
   2007                                                         $10.00(1)           $10.05           0.50%(2)               860
   2008                                                          10.05                8.11        (19.30)%               85,241
   2009                                                           8.11                9.30          14.67%              242,548
Ultra Series Conservative Allocation Class II
  2009(4)                                                       $10.00              $10.95           9.50%(1)            15,543
Ultra Series Moderate Allocation Class I
   2007                                                         $10.00(1)            $9.61         (3.90)%(2)            93,785
   2008                                                           9.61                6.59        (31.43)%              327,339
   2009                                                           6.59                7.81          18.51%              441,824
Ultra Series Moderate Allocation Class II
  2009(4)                                                       $10.00              $11.45          14.50%(1)            16,798
Ultra Series Aggressive Allocation Class I
   2007                                                         $10.00(1)           $10.00           0.00%(2)                 0
   2008                                                          10.00                6.56        (34.40)%                9,334
   2009                                                           6.56                8.25          25.76%                7,923
Ultra Series Aggressive Allocation Class II
  2009(4)                                                       $10.00              $10.00           0.00%(1)                 -
Ultra Series Money Market Class I
   2007                                                         $10.00(1)           $10.00           0.00%                    0
   2008                                                          10.00                9.98         (0.20)%               31,407
   2009                                                           9.98                9.81         (1.70%)               27,290
Ultra Series Money Market Class II
  2009(4)                                                       $10.00              $10.00           0.00%(1)                 -
Ultra Series Bond Class I
   2007                                                         $10.00(1)           $10.10           1.00%(2)               545
   2008                                                          10.10               10.21           1.09%               55,251
   2009                                                          10.21               10.69           4.70%               95,294
Ultra Series Bond Class II
   2009(4)                                                      $10.00              $10.35           3.50%(1)            13,165

                                                                                                   Percentage
                                                                                  Accumulation    increase in       Number of units
                                                       Accumulation unit value     unit value      unit value        outstanding at
                  Subaccount/Year                        beginning of period     end of period   during period       end of period
-----------------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Class I
  2007                                                          $10.00(1)           $10.01           0.10%(2)                91
  2008                                                           10.01                8.39        (16.18)%                9,429
  2009                                                            8.39               11.07          31.94%               42,452
Ultra Series High Income Class II
  2009(4)                                                       $10.00              $11.29          12.90%(1)             1,083
Ultra Series Diversified Income Class I
  2007                                                          $10.00(1)           $10.00           0.00%(2)                 -
  2008                                                           10.00                8.83        (11.70)%               24,459
  2009                                                            8.83                9.60           8.72%               36,741
Ultra Series Diversified Income Class II
  2009(4)                                                       $10.00              $11.22          12.20%(1)            45,986
Ultra Series Large Cap Value Class I
  2007                                                          $10.00(1)            $9.66         (3.40)%                  363
  2008                                                            9.66                6.08         37.06)%               27,671
  2009                                                            6.08                6.98          14.80%               27,172
Ultra Series Large Cap Value Class II
  2009(4)                                                       $10.00              $11.99          19.90%(1)             3,171
Ultra Series Large Cap Growth Class I
  2007                                                          $10.00(1)            $9.73         (2.70)%                  182
  2008                                                            9.73                6.00        (38.34)%               17,730
  2009                                                            6.00                8.14          35.67%               20,250
Ultra Series Large Cap Growth Class II
  2009(4)                                                       $10.00              $11.98          19.80%(1)            10,842
Ultra Series Mid Cap Class I
  2007                                                          $10.00(1)            $9.63         (3.70)%                   91
  2008                                                            9.63                5.02        (47.87)%                8,502
  2009                                                            5.97                7.38          23.62%               13,885
Ultra Series Mid Cap Class II
  2009(4)                                                       $10.00              $12.10          21.00%(1)             3,769
Ultra Series Small Cap Class I
  2007                                                          $10.00(1)            $9.61         (3.90)%(2)                91
  2008                                                            9.61                7.03        (26.85)%                5,994
  2009                                                            5.02                9.09          29.30%                4,840
Ultra Series Small Cap Class II
  2009(4)                                                       $10.00              $12.93          29.30%(1)               475
Ultra Series International Stock Class I
  2007                                                          $10.00(1)            $9.69         (3.10)%                  182
  2008                                                            9.69                5.85        (39.63)%               17,806
  2009                                                            5.85                7.35          25.64%               20,118
Ultra Series International Stock Class II
  2009(4)                                                       $10.00              $11.99          19.90%(1)             5,732
Invesco V.I. Global Real Estate
  2008                                                          $10.00(3)            $6.56        (34.40)%(2)             1,482
  2009                                                            6.56                8.45          28.81%                9,531
Franklin High Income Securities
  2008                                                          $10.00(3)            $7.72        (22.80)%                5,342
  2009                                                            7.72               10.80          39.90%               63,373
Franklin Income Securities
  2008                                                          $10.00(3)            $7.49        (25.10)%(2)             5,074
  2009                                                            7.49                9.96          32.98%                9,060
Franklin Mutual Global Discovery Securities
  2008                                                          $10.00(3)            $8.04        (19.60)%(2)             2,049
  2009                                                            8.04                9.74          21.14%               12,222

                                                                                                   Percentage
                                                                                  Accumulation    increase in       Number of units
                                                       Accumulation unit value     unit value      unit value        outstanding at
                  Subaccount/Year                        beginning of period     end of period   during period       end of period
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap
   2008                                                        $10.00(3)             $6.76        (32.40)%(2)              3,971
   2009                                                          6.76                 9.10          34.62%                18,254
Oppenheimer Main Street
   2008                                                        $10.00(3)             $7.01        (29.90)%(2)              8,310
   2009                                                          7.01                 8.82          25.82%                41,446
Oppenheimer International Growth
   2008                                                        $10.00(3)             $6.35        (36.50)%(2)              6,189
   2009                                                          6.35                 8.68          36.69%                34,342
PIMCO CommodityRealReturn Strategy
   2008                                                        $10.00(3)             $4.40        (56.00)%(2)              3,258
   2009                                                          4.40                 6.13          39.32%                29,047
PIMCO Total Return
   2008                                                        $10.00(3)            $10.16           1.60%(2)             11,770
   2009                                                         10.16                11.38          12.01%               100,235
PIMCO Global Bond
   2008                                                        $10.00(3)             $9.28         (7.20)%(2)              8,072
   2009                                                          9.28                10.64          14.66%                64,343
Van Kampen Mid Cap Growth
   2008                                                        $10.00(3)             $5.76        (42.40)%(2)              5,798
   2009                                                          5.76                 8.85          53.65%                20,722
Van Kampen Growth and Income
   2008                                                        $10.00(3)             $7.68        (23.20)%(2)              9,292
   2009                                                          7.68                 9.37          22.01%                53,749

(1)The inception date was November 1, 2007.
(2)Not annualized.
(3)The inception date was May 1, 2008, with all Subaccounts staring with a $10.00 unit price.
(4)Effective as of May 1, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and Ultra Series Global Securities Class I Subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Small Cap Value Class I and Ultra Series International Stock Class I Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and Ultra Series Small Cap Value Subaccounts changed their names to the Ultra Series Mid Cap and Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccount's performance prior to May 1, 2010 is based on its accounting predecessor, the Ultra Series Mid Cap Growth Subaccount.

                                   APPENDIX B
    EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT AND OPTIONAL DEATH BENEFITS
================================================================================

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

    o In addition to the Minimum Guaranteed Death Benefit, the Owner chooses the Maximum Anniversary Value Death Benefit, the 3% Annual Guarantee Death Benefit, and the Earnings Enhanced Death Benefit.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are provided by a Guaranteed Lifetime Withdrawal Benefit rider - See Appendix C for examples relating to death benefits provided by a Guaranteed Lifetime Withdrawal Benefit rider.


    o At issue the Minimum Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, and the 3% Annual Guarantee Death Benefit are all equal to the $100,000 purchase payment.


EXAMPLE 1 (THE CONTRACT CROSSES THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Contract crosses the first Contract Anniversary. The Contract Value on the anniversary is $107,000.

    o The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
    o The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is greater than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit resets to the Contract Value.
    o The 3% Annual Guarantee Death Benefit is $103,000, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
    o For the Earnings Enhanced Death Benefit, the contract has $7,000 of earnings ($107,000 - $100,000 = $7,000), so the additional amount provided by this rider is $2,800. Therefore the total Earnings Enhanced Death Benefit is $109,800 which is the Contract Value plus the additional benefit provided by the Earnings Enhanced Death Benefit ($107,000 + $2,800 = $109,800).
    o The death benefit amount that would be paid if a death occurred on this day would be $109,800. This is the largest of the death benefit values.

EXAMPLE 2 (THE CONTRACT CROSSES THE SECOND ANNIVERSARY): Starting with the Base Assumptions and the information provided in Example 1, the contract crosses the second Contract Anniversary. The Contract Value on the anniversary is $103,000.

    o The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
    o The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is less than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit does not change.
    o The 3% Annual Guarantee Death Benefit is $106,090, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
    o For the Earnings Enhanced Death Benefit, the contract has $3,000 of earnings ($103,000 - $100,000 = $3,000), so the additional amount provided by this rider is $1,200. Therefore the total Earnings Enhanced Death Benefit is $104,200 which is the Contract Value plus the additional benefit provided by the Earnings Enhanced Death Benefit ($103,000 + $1,200 = $104,200).
    o The death benefit amount that would be paid if a death occurred on this day would be $107,000. This is the largest of the death benefit values.

EXAMPLE 3 (THE CONTRACT CROSSES THE THIRD ANNIVERSARY): Starting with the Base Assumptions and the information provided in Example 1 and Example 2, the Contract crosses the third Contract Anniversary. The Contract Value on the anniversary is $98,000.

    o The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
    o The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is less than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit does not change.
    o The 3% Annual Guarantee Death Benefit is $109,273, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
    o For the Earnings Enhanced Death Benefit, because the Contract Value is lower than the purchase payment, the contract does not have any of earnings. Therefore this rider does not provide any additional amount and the total Earnings Enhanced Death Benefit is $98,000 which is the Contract Value.
    o The death benefit amount that would be paid if a death occurred on this day would be $109,273. This is the largest of the death benefit values.

EXAMPLE 4 (ADDITIONAL PURCHASE PAYMENT): Starting with the BASE ASSUMPTIONS, the Owner makes an additional purchase payment of $50,000 six months into the first Contract Year when the Contract Value is $105,000.

    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.

    o The Maximum Anniversary Value Death Benefit is $150,000, which is the prior Maximum Anniversary Value Death Benefit plus the additional purchase payment.


    o The 3% Annual Guarantee Death Benefit prior to the purchase payment is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the purchase payment. After the purchase payment, the 3% Annual Guarantee Death Benefit is $151,489, which is the prior value increased by the purchase payment.

    o For the Earnings Enhanced Death Benefit, the contract has $5,000 of earnings ($105,000 - $100,000 = $5,000), so the additional amount provided by this rider is $2,000. Therefore the total Earnings Enhanced Death Benefit is $157,000 which is the Contract Value plus the additional purchase payment amount plus the additional benefit provided by the Earnings Enhanced Death Benefit ($105,000 + $50,000 + $2,000 = $157,000).


    o The Death Benefit amount that would be paid if a death occurred on this day would be $157,000. This is the largest of the death benefit values.


EXAMPLE 5 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN PURCHASE PAYMENT BASED DEATH BENEFITS): Starting with the BASE ASSUMPTIONS, the Owner makes a $10,000 withdrawal 6 months into the first Contract Year when the Contract Value is $105,000.


    o The Minimum Guaranteed Death Benefit is reduced by $9,524 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                    ($10,000/ $105,000 * $100,000 = $9,524)
             o The new Minimum Guaranteed Death Benefit after the withdrawal is $90,476 ($100,000 - $9,524 = $90,476). Because the Contract
                Value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.
    o The Maximum Anniversary Value Death Benefit is reduced by $9,524 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                    ($10,000/ $105,000 * $100,000 = $9,524)
             o The new Maximum Anniversary Value Death Benefit after the withdrawal is $90,476 ($100,000 - $9,524 = $90,476). Because the Contract Value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.

    o The 3% Annual Guarantee Death Benefit prior to the purchase payment is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the purchase payment. After the withdrawal, the 3% Annual Guarantee Death Benefit is reduced by $9,666 for the withdrawal.


            o  The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                    ($10,000/ $105,000 * $101,489 = $9,666)
             o The new 3% Annual Guarantee Death Benefit after the withdrawal is $91,823 ($101,489 - $9,666 = $91,823). Because the Contract
                Value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.


    o For the Earnings Enhanced Death Benefit, the contract has $5,000 of earnings before the withdrawal ($105,000 - $100,000 = $5,000). However, withdrawals take earnings first, therefore the withdrawal is made up of $5,000 in earnings in the contract and $5,000 of purchase payments from the contract. Therefore, because the contract no longer has any earnings after the withdrawal, the additional amount provided by this rider is zero. The total Earnings Enhanced Death Benefit is $95,000 which is the Contract Value after the withdrawal. The Earnings Enhanced Death Benefit will continue to provide additional death benefit protection when the contract builds earnings again in the future.
    o The Death Benefit amount that would be paid if a death occurred on this day would be $95,000. This is the Contract Value, which is the largest of the death benefit values.

EXAMPLE 6 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN PURCHASE PAYMENT BASED DEATH BENEFITS): Starting with the BASE ASSUMPTIONS, the Owner makes a $10,000 withdrawal 6 months into the first Contract Year when the Contract Value is $80,000.


    o The Minimum Guaranteed Death Benefit is reduced by $12,500 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                    ($10,000/ $80,000 * $100,000 = $12,500)

             o The new Minimum Guaranteed Death Benefit after the withdrawal is $87,500 ($100,000 - $12,500 = $87,500). Because the
                Contract Value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.
    o The Maximum Anniversary Value Death Benefit is reduced by $12,500 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                    ($10,000/ $80,000 * $100,000 = $12,500)
             o The new Maximum Anniversary Value Death Benefit after the withdrawal is $87,500 ($100,000 - $12,500 = $87,500). Because
                the Contract Value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.

    o The 3% Annual Guarantee Death Benefit prior to the purchase payment is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the purchase payment. After the withdrawal, the 3% Annual Guarantee Death Benefit is reduced by $12,686 for the withdrawal.


             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                    ($10,000/ $80,000 * $101,489 = $12,686)
             o The new 3% Annual Guarantee Death Benefit after the withdrawal is $88,803 ($101,489 - $12,686 = $88,803). Because the
                Contract Value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.


    o For the Earnings Enhanced Death Benefit, the contract does not have any earnings before the withdrawal. So the withdrawal reduces the purchase payment base by $10,000. Because the contract no longer has any earnings after the withdrawal, the additional amount provided by this rider is zero. The total Earnings Enhanced Death Benefit is $70,000 which is the Contract Value after the withdrawal. The Earnings Enhanced Death Benefit will continue to provide additional death benefit protection when the contract builds earnings again in the future.
    o The Death Benefit amount that would be paid if a death occurred on this day would be $88,803. This is the largest of the death benefit values.

                                   APPENDIX C
  EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED ON
                                    AND AFTER
                                   MAY 1, 2010
================================================================================


                              FOUNDATION ACCOUNT

EXAMPLE 1 (INITIAL ALLOCATION): If the Owner purchases a $100,000 Contract with an Income Later Guaranteed Lifetime Withdrawal Benefit and elects the Growth Model that requires 20% in the Foundation Account, we will allocate $20,000 of the purchase payment to the Foundation Account and the remaining $80,000 of the purchase payment to the Subaccounts in the Growth Model. The Lifetime Benefit Basis will equal $100,000. This example assumes that there are no deductions from the initial purchase payment.

EXAMPLE 2 (RIDER CHARGES): At the end of the first, Contract Year, the Contract Value in the Foundation Account has grown to $21,000 and the Contract Value in the Subaccounts that comprise the Growth Model has grown to $86,320 for a total Contract Value before deduction of Income Later rider charges of $107,320. The Income Later Rider charges we deduct at the end of the first Contract Year equals $950 ($100,000 Lifetime Benefit Basis x 0.95%). We deduct that amount proportionately from the Subaccounts that comprise the Growth Model (and any DCA Fixed Period, if applicable). The Contract Value in the Foundation Account now equals $21,000 (no adjustment) but the Contract Value in the Subaccounts that comprise the Growth Model now equals $85,370 ($86,320 - $950) for a total Contract Value of $106,370.

EXAMPLE 3 (RESET AT TRANSFER): Because this is an Income Later Guaranteed Lifetime Withdrawal Benefit, there is a 7.5% simple interest benefit; we will reset the Lifetime Benefit Basis to $107,500 ($100,000 prior Lifetime Benefit Basis + $7,500 ($100,000 x 7.5%)) because this exceeds the Contract Value of $106,370. At this point the Owner decides to transfer to a more aggressive Create Your Own Benefit Allocation Plan that requires 40% in the Foundation Account. At the point of transfer, the Foundation Account requirement is $43,000 ($107,500 Lifetime Benefit Basis x 40% Foundation Account requirement). We allocate $43,000 to the Foundation Account and the remaining Contract Value, $63,370 ($106,370 - $43,000 Foundation Account amount) to the Subaccounts that comprise the Create Your own Model. The total Contract Value remains $106,370, as was the case before transfer.

ExAMPLE 4 (STEP-UP): At the end of the second Contract Year, the Contract Value in the Foundation Account has grown from $43,000, as a result of market performance, to $45,150 and the Contract Value in the Subaccounts that comprise the Create Your Own Model has grown from $63,370, as a result of market performance, to $74,850. We deduct Income Later rider charges at the end of the second Contract Year of $1,021.25 ($107,500 Lifetime Benefit Basis x 0.95%) from the Contract Value that is not allocated to the Foundation Account. The Foundation Account now contains $45,150 (no adjustment) but the Contract Value in the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Period) has been reduced to $73,828.75 ($74,850 - $1,021.25) for a total Contract Value of $118,978.75. Because Contract Value is greater than the Simple Interest Benefit Basis of $115,000 ($107,500 + ($100,000 x 7.5%)) a Step-Up
occurs, and the Foundation Account may be reset (we are currently waiving the requirement that the Foundation Account be reset on Step-Up).

EXAMPLE 5 (RESET DUE TO STEP-UP (THE RESET IS CURRENTLY BEING WAIVED)): Because a step-up has occurred, the Foundation Account requirement is equal $47,591.50 (a new stepped-up Lifetime Benefit Basis of $118,978.75 x 40% the Foundation Account requirement). We allocate the remaining Contract Value of $71,387.25 ($118,978.75 - $47,591.50) to the Subaccounts that comprise the Create Your Own Model. Note: The Foundation Account percentage requirement did not change, but because the Lifetime Benefit Basis increased, a higher Foundation Amount is required.

EXAMPLE 6 (ADVERSE MARKET): At the end of the third Contract Year, the Contract Value in the Foundation Account has fallen from $47,591.50 to $40,000, as a result of market performance, and the Contract Value in the Subaccounts that comprise the Create Your Own Model has fallen from $74,850 to $65,000, as a result of market performance. (These values assume that the requirement to reset the Foundation Account at Step-up was waived.) We deduct Income Later rider charges at the end of the third Contract Year of $1,130.30 ($118,978.75 Lifetime Benefit Basis x 0.95%) from the Contract Value that is not allocated to the Foundation Account. The Foundation Account now contains $40,000 (no adjustment) but the Contract Value in the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Period) has been reduced to $63,869.70 ($65,000 - $1,130.30) for a total Contract Value of $103,869.70. Because the Contract Value is less than the Simple Interest Benefit Basis of $122,500 ($115,000 + ($100,000 x 7.5%)) no Step-Up occurs, and the allocation to the Foundation Account does not change. The Simple Interest Benefit is applied, increasing the Lifetime Benefit Basis to the Simple Interest Benefit Basis of $122,500.

EXAMPLE 7 (WITHDRAWALS): The Owner is 65 and ready to start Lifetime Withdrawals under the Income later Guaranteed Lifetime Withdrawal Benefit rider. The Lifetime Benefit Basis is now $137,500, the total Contract Value is $133,500. The Contract Value in the Foundation Account is $55,092.88 and the remaining Contract Value in the Subaccounts that comprise the Create Your Own Model is $78,407.12. The Owner takes a Lifetime Withdrawal of $6,187.50 ($137,500 x 4.5%). $6,187.50 is deducted proportionately first from the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Account). Thus, after the withdrawal, the Contract Value in the Foundation Account value will equal $55,092.88 and the Contract Value in the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Account) will equal $72,219.62 ($78,407.12 - $6,187.50) for a total Contract Value of $127,312.50.
The Lifetime Benefit Basis will remain $137,500.


                                INCOME NOW OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

    o   The Lifetime Benefit Basis is $100,000.
    o The GALWA is $5,100 if a withdrawal is taken immediately (5.10% rate for withdrawals beginning at attained age 65 * $100,000).
    o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.
    o There are no additional purchase payments during the window period, except where explicitly stated.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o   The GALWA is $7,650, which is 5.10% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,100 = $100,000 * 5.10%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,100 GALWA.
    o The GALWA is $5,100; this does not change because the withdrawal does not exceed the $5,100 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the death benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $94,900, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,100.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.


    o The Lifetime Benefit Basis is $109,000. Under the Simple Interest Benefit, it was increased by 3% of the initial Lifetime Benefit Basis ($3,000) on each of the first three Contract Anniversaries; for a total increase of $9,000 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.


    o The GALWA at this time, prior to the $50,000 withdrawal, is $5,886 (5.40% rate for age 68 times the $109,000 Lifetime Benefit Basis).
    o The new Lifetime Benefit Basis is $64,886, because the $50,000 withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $44,114
                    o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $5,886 ($50,000 - $5,886 =
                        $44,114).
             2. A proportional adjustment of $33,365.43 for the amount of the excess withdrawal calculated as follows:
                    o   The excess withdrawal amount of $44,114,
                    o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $5,886 = $144,114) and
                    o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.
                    o   For an adjustment of $44,114 / $144,114 * $109,000 =
                        $33,365.43.
    o The larger of these adjustments is $44,114, so the new Lifetime Benefit Basis is $64,886 ($109,000 - $44,114 = $64,886).
    o The GALWA is $3,503.84 after the withdrawal, which is 5.40% (the rate for age 68) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows
             1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.

             2. There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 - $5,886 = $44,114).
                    o   $44,114 / $150,000 * $100,000 - $44,114 = -$14,704.67.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,704.67) = $64,704.67.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.


    o The Lifetime Benefit Basis is $109,000. Under the Simple Interest Benefit, it was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries, for a total increase of $9,000.


    o The GALWA at this time (before the $50,000 withdrawal) is $5,886 (5.4% rate for age 68 times the $109,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $44,121.22 because the withdrawal exceeds the $5,886 GALWA. The Lifetime
        Benefit Basis is adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $44,114.
                    o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $5,886 ($50,000 - $5,886
                        = $44,114).
             2. A proportional adjustment of $64,878.78 for the amount of the excess withdrawal calculated as follows:
                    o   The excess withdrawal amount of $44,114.
                    o   Divided by the Contract Value prior to the withdrawal
                        reduced by the GALWA ($80,000 - $5,886 = $74,114).
                    o   Multiplied by the Lifetime Benefit Basis prior to the
                        withdrawal of $109,000.
                    o   For an adjustment of $44,114 / $74,114 * $109,000 =
                        $64,878.78.
    o The larger of these adjustments is $64,878.78, so the new Lifetime Benefit Basis is $44,121.22 ($109,000 - $64,878.78 = $44,121.22).
    o   The GALWA is $2,382.55, which is 5.4% of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 - $5,886 = $44,114).
                    o   $44,114 / $80,000 * $100,000 - $44,114 = $11,028.50.
    o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $11,028.50 = $38,971.50.

EXAMPLE 5 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $125,000.


    o The existing Lifetime Benefit Basis is $109,000. Under the Simple Interest Benefit, it was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries


    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $125,000.
    o The GALWA after the step up is $6,750 (5.40% rate for age 68 times the $125,000 stepped-up Lifetime Benefit Basis).
             NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $5,940 (5.40% rate for age 68 - Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).
             NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

EXAMPLE 7 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $5,100 (5.10% rate for age 65 - the time of the first withdrawal.
    o   Because no step up occurs, the withdrawal percentage does not change.
    o The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

EXAMPLE 8 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $425 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.


    o The Lifetime Benefit Basis before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.


    o The GALWA at this time, prior to the $10,000 withdrawal, is $5,100. There has been a total of $4,250 withdrawn to this point this year
        (10 withdrawals of $425). The remaining lifetime withdrawal for the Contract Year is $850 ($5,100 - $4,250 = $850).
    o The excess withdrawal amount is $9,150 which is the $10,000 withdrawal amount less the $850 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,850 because the $10,000 withdrawal exceeds the $850 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $9,150.
                    o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $850 ($10,000 - $850
                        = $9,150).
             2. A proportional adjustment of $8,785.41 for the amount of the excess withdrawal calculated as follows:
                    o   The excess withdrawal amount of $9,150.
                    o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 -
                        $850 = $104,150).
                    o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
                    o   For an adjustment of $9,150 / $104,150 * $100,000 =
                        $8,785.41.
    o The larger of these adjustments is $9,150, so the new Lifetime Benefit Basis is $90,850 ($100,000 - $9,150 = $90,850).
    o The GALWA is $4,633.35 after the withdrawal, which is 5.10% (the rate for age 65) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $95,750. The initial $100,000 has been reduced a total of $4,250 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $9,150 ($10,000 - $850 = $9,150).
                    o   $9,150 / $105,000 * $95,750 - $9,150 = -$806.07.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $95,750 - $10,000 - (-$806.07) = $86,556.07.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 8, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,850 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $4,633.35. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,459.37 because the $25,000 is an excess withdrawal, Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $25,000.
             2. A proportional adjustment of $28,390.63 for the amount of the excess withdrawal calculated as follows:
                    o   The excess withdrawal amount of $25,000.

                    o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
                    o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,850.
                    o   For an adjustment of $25,000 / $80,000 * $90,850 =
                        $28,390.63.
    o The larger of these adjustments is $28,390.63, so the new Lifetime Benefit Basis is $62,459.37 ($90,850 - $28,390.63 = $62,459.37).
    o The GALWA is $3,185.43, which is 5.10% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $86,556.07, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                 o  $25,000 / $80,000 * $86,556.07 - $25,000 = $2,048.77.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $86,556.07 - $25,000 - $2,048.77 = $59,507.30.

                               INCOME LATER OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

    o   The Lifetime Benefit Basis is $100,000.
    o The GALWA is $4,500 if a withdrawal is taken immediately (4.50% rate for withdrawals beginning at attained age 68 x $100,000).
    o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o   The GALWA is $6,750, which is 4.50% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,500 = $100,000 * 4.50%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $4,500 GALWA.
    o The GALWA is $4,500; this does not change because the withdrawal does not exceed the $4,500 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.

EXAMPLE 3 (A ONE-TIME NON-LIFETIME WITHDRAWAL THEN BEGIN LIFETIME WITHDRAWALS AT A LATER DATE): Starting with the Base Assumptions, the Owner withdraws the $4,500 before the first Contract Anniversary. No additional withdrawals are made until the Owner begins taking lifetime withdrawals after the fifth Contract Anniversary but before the sixth.

    o Because the $4,500 withdrawal in the first year does not exceed the $4,500, GALWA it is not an excess withdrawal, and;
             o   The Lifetime Benefit Basis remains $100,000.
             o   The GALWA remains $4,500.
             o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.
    o On the fifth anniversary the Lifetime Benefit Basis is $130,000. Because there was a Non-lifetime Withdrawal in the first Contract Year, the Benefit Basis does not increase because of the Simple Interest Benefit. Additionally, because the Owner has not taken any additional withdrawals since the initial withdrawal, the Simple Interest Benefit commences with the second Rider Anniversary and the Lifetime Benefit Basis is increased by 7.5% of the initial Lifetime Benefit Basis for each of the rider anniversaries until the first lifetime withdrawal. In this case, four anniversaries ($7,500 * 4 = $30,000) - Assuming that no prior step ups have occurred to increase the Lifetime Benefit Basis.

    o The GALWA is $6,500 which is 5.00% (the rate for age 73) multiplied by the new Lifetime Benefit Basis of $130,000.
    o   The Owner takes a lifetime withdrawal of $6,500.


    o Because the $6,500 withdrawal does not exceed the GALWA, it is not an excess withdrawal, and;


             o   The Lifetime Benefit Basis remains $130,000.
             o   The GALWA remains $6,500.
             o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $89,000, which is the prior Minimum Guaranteed Death Benefit of $95,500 less the withdrawal of $6,500.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.


    o The Lifetime Benefit Basis is $122,500. Under the Simple Interest Benefit, it was increased by 7.5% of the initial Lifetime Benefit Basis ($7,500) on each of the first three Contract Anniversaries; for a total increase of $22,500 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.


    o The GALWA at this time, prior to the $50,000 withdrawal, is $6,125 (5.00% rate for age 71 times the $122,500 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $77,050 because the $50,000 withdrawal exceeds the $6,125 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $43,875.
                    o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,125 ($50,000 - $6,125 =
                        $43,875).
             2. A proportional adjustment of $37,356.65 for the amount of the excess withdrawal calculated as follows:
                    o   The excess withdrawal amount of $43,875.
                    o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $6,125 = $143,875).
                    o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $122,500.
                    o   For an adjustment of $43,875 / $143,875 * $122,500 =
                        $37,356.65.
    o The larger of these adjustments is $43,875, so the new Lifetime Benefit Basis is $78,625 ($122,500 - $43,875 = $78,625).
    o The GALWA is $3,931.25 after the withdrawal, which is 5.00% (the rate for age 71) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $43,875 ($50,000 - $6,125 = $43,875).
                    o   $43,875 / $150,000 * $100,000 - $43,875 = -$14,625.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,625) = $64,625.

EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.


    o The Lifetime Benefit Basis is $122,500. Under the Simple Interest Benefit, it was increased by 7.5% of the initial basis ($7,500) on each of the first three Contract Anniversaries, for a total increase of $22,500.


    o The GALWA at this time (before the $50,000 withdrawal) is $6,125 (5.00% rate for age 71 times the $122,500 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $49,746.19 because the withdrawal exceeds the $6,125 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $43,875.
                    o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,125 ($50,000 - $6,125 =
                        $43,875).
             2. A proportional adjustment of $72,753.81 for the amount of the excess withdrawal calculated as follows:
                    o   The excess withdrawal amount of $43,875.
                    o   Divided by the Contract Value prior to the withdrawal
                        reduced by the GALWA ($80,000 - $6,125 = $73,875).
                    o   Multiplied by the Lifetime Benefit Basis prior to the
                        withdrawal of $122,500.
                    o   For an adjustment of $43,875 / $73,875 * $122,500 =
                        $72,753.81.
    o The larger of these adjustments is $72,753.81, so the new Lifetime Benefit Basis is $49,746.19 ($122,500 - $72,753.81 = $49,746.19).

    o   The GALWA is $2,487.31, which is 5.00% of the new Lifetime Benefit
        Basis.
    o   Because the withdrawal amount exceeds the GALWA, the Minimum
        Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $43,875 ($50,000 - $6,125 = $43,875).
                    o   $43,875 / $80,000 * $100,000 - $43,875 = $10,968.75.
    o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $10,968.75 = $39,031.25.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $145,000.


    o The existing Lifetime Benefit Basis is $122,500. Under the Simple Interest Benefit, it was increased by 7.5% of the initial basis ($7,500) on each of the first three Contract Anniversaries.


    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $145,000.
    o The GALWA after the step up is $7,250 (5.00% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).
             NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $4,950 (4.50% rate for age 68 - the withdrawal percentage is locked in based on the age at the time of the first lifetime withdrawal).
             NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

EXAMPLE 8 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $4,500 (4.50% rate for age 68 - the time of the first withdrawal).
    o   Because no step up occurs, the GALWA does not change.
    o The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdrawals of $375.00 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The GALWA at this time, prior to the $10,000 withdrawal, is $4,500. There has been a total of $3,750 withdrawn to this point this year (10 withdrawals of $375). The remaining lifetime withdrawal for the Contract Year is $750 ($4,500 - $3,750 = $750).
    o The excess withdrawal amount is $9,250 which is the $10,000 withdrawal amount less the $750 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,750 because the $10,000 withdrawal exceeds the $750.00 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $9,250
                    o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $750 ($10,000 -
                        $750 = $9,250)

             2. A proportional adjustment of $8,872.90 for the amount of the excess withdrawal calculated as follows:
                    o   The excess withdrawal amount of $9,250.
                    o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $750 = $104,250).
                    o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
                    o   For an adjustment of $9,250 / $104,250 * $100,000 =
                        $8,872.90.
    o The larger of these adjustments is $9,250, so the new Lifetime Benefit Basis is $90,750 ($100,000 - $9,250 = $90,750).
    o The GALWA is $4,083.75 after the withdrawal, which is 4.50% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $96,250. The initial $100,000 has been reduced a total of $3,750 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $9,250.00 ($10,000 - $750 = $9,250).
                    o   $9,250 / $105,000 * $96,250 - $9,250 = -$770.83
    o   The new Minimum Guaranteed Death Benefit after all adjustments $96,250
        - $10,000 - (-$770.83) = $87,020.83.

EXAMPLE 10 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 9, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,750 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $4,083.75. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,390.62 because the $25,000 is an excess withdrawal, the Lifetime Benefit Basis adjusted by the greater of
        (1) or (2) below:
             1.  The amount of the excess withdrawal: $25,000
             2. A proportional adjustment of $28,359.38 for the amount of the excess withdrawal calculated as follows:
                    o   The excess withdrawal amount of $25,000.
                    o Divided by the contract value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 =
                        $80,000).
                    o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,750.
                    o   For an adjustment of $25,000 / $80,000 * $90,750 =
                        $28,359.38.
    o The larger of these adjustments is $28,359.38, so the new Lifetime Benefit Basis is $62,390.62 ($90,750 - $28,359.38 = $62,390.62).
    o The GALWA is $2,807.58, which is 4.50% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $87,020.83, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                    o   $25,000 / $80,000 * $87,020.83 - $25,000 = $2,194.01.
    o The new Minimum Guaranteed Death Benefit after all adjustments $87,020.83 - $25,000 - $2,194.01 = $59,826.82.

 CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT)
  TO AN INCOME PROTECTOR (GUARANTEED LIFETIME WITHDRAWAL BENEFIT) - INCOME NOW
                                     OPTION


EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 and the Guaranteed Minimum Accumulation Benefit Basis is $100,000 at the time of the conversion. Upon conversion:


    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $6,375 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:


   o The Lifetime Benefit Basis is $143,750 (under the Simple Interest Benefit, it was increased by $3,750 - 3% of $125,000 each year).
    o The GALWA is $8,050 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner may take withdrawals of up to $8,050 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Now examples for illustrations of the effect of a step up on the GALWA.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:


    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $5,100 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:


    o The Lifetime Benefit Basis is $115,000 (under the Simple Interest Benefit, it was increased by $3,000 - 3% of $100,000 each rider year).
    o The GALWA is $6,440 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner may take withdrawals of up to $6,440 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Now examples for illustrations of the effect of a step up on the GALWA.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A contract owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:


    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $3,825 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $80,000 at the time of the first withdrawal, and no step ups have occurred:


    o The Lifetime Benefit Basis is $86,250 (under the Simple Interest Benefit, it was increased by $2,250 - 3% of $75,000 each year).
    o The GALWA is $4,830 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner may take withdrawals of up to $4,830 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Now examples for illustrations of the effect of a step up on the GALWA.

            CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM
        ACCUMULATION BENEFIT) TO AN INCOME PROTECTOR (GUARANTEED LIFETIME
                    WITHDRAWAL BENEFIT) - INCOME LATER OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:


    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the contract value).
    o The GALWA is $5,625 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:


    o The Lifetime Benefit Basis is $171,875 (under the Simple Interest Benefit, it was increased by $9,375 - 7.5% of $125,000 each year).
    o The GALWA is $8,593.75 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner may take withdrawals of up to $8,893.75 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Later examples for illustrations of the effect of a step up on the GALWA.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GMAB BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:


    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $4,500 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:


     o The Lifetime Benefit Basis is $137,500 (under the Simple Interest Benefit, it was increased by $7,500 - 7.5% of $100,000 each year).
     o The GALWA is $6,875 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
     o The Owner may take withdrawals of up to $6,875 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Later examples for illustrations of the effect of a step up on the GALWA.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:


    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $3,375 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $90,000 at the time of the first withdrawal, and no step ups have occurred:


     o The Lifetime Benefit Basis is $103,125 (under the Simple Interest Benefit, it was increased by $5,625 - 7.5% of $75,000 each year).
     o The GALWA is $5,156.25 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
     o The Owner may take withdrawals of up to $5,156.25 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Later examples for illustrations of the effect of a step up on the GALWA.

                                   APPENDIX D
EXAMPLES OF GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED ON
                                    AND AFTER
                                   MAY 1, 2010
--------------------------------------------------------------------------------


                             10-YEAR BENEFIT PERIOD

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charges apply. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount received.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o   The adjustment to the Benefit Basis is $50,000 which is the greater of:
    o   The withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
             1.  partial withdrawal amount: $50,000;
             2.  Contract Value immediately prior to the withdrawal: $150,000;
             3.  the Benefit Basis immediately prior to the withdrawal:
                 $100,000.
    o   So, the proportion of the Benefit Basis withdrawn: ($50,000 / $150,000)
        * $100,000 = $33,333.33.
    o Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o   The adjustment to the Benefit Basis is $62,500 which is the greater of:
    o   The prior Benefit Basis less the withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
             1.  partial withdrawal amount: $50,000;
             2.  Contract Value immediately prior to the withdrawal: $80,000;
             3.  the Benefit Basis immediately prior to the withdrawal:
                 $100,000.
    o   So, the proportion of the Benefit Basis withdrawn: ($50,000 / $80,000)
        * $100,000 = $62,500.
    o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th Rider Anniversary the Contract Value is $135,000.

    o   The existing Benefit Basis is $100,000.
    o The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.
    o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step up date).

    NOTE: If the Owner chooses to step up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

    NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 5 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 10- YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o We will add $25,000 to the Contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS NOT TO RENEW THE BENEFIT
- 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o Since the Contract Value is greater than the Benefit Basis, the benefit expires without value.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 10-YEAR PERIOD - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.


    o   The rider will renew for an additional 10-year Benefit Period.


    o The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 20th Contract Anniversary (10 years from the renewal date).

    NOTE: If the Owner chooses to renew the Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the renewal.

    NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX E
       EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY
           ISSUED ON AND AFTER OCTOBER 19, 2009 BUT BEFORE MAY 1, 2010
--------------------------------------------------------------------------------


Guaranteed Lifetime Withdrawal Benefit riders issued after October 19, 2009 but before May 1, 2010 have the same features described in the Guaranteed Lifetime Withdrawal Benefit rider, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as riders that may be issued on or after May 1, 2010 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed before May 1, 2010.


Current Charges. We currently charge 1.05% for the Guaranteed Lifetime Withdrawal Benefit.

Covered Person. References are to the Annuitant and not the Covered Person.

Amount of your GALWA. The annual lifetime benefit percentages for Annuitants under the Income Later rider is a follows:

--------------------------------------------------------------------------------
                            Attained Age of Annuitant
--------------------------------------------------------------------------------
Age                  55-60      61-64      65-69      70-74      75-79       80+
--------------------------------------------------------------------------------
Percentage            3.75       4.25       4.50       5.00       5.25      5.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Joint Annuitants - Attained Age of Younger Annuitant(1)
--------------------------------------------------------------------------------
Age                  55-60      61-64      65-69      70-74      75-79       80+
--------------------------------------------------------------------------------
Percentage            3.25       3.75       4.00       4.50       4.75      5.00
--------------------------------------------------------------------------------

(1)If only one Annuitant is living at the time of your first withdrawal, the single annuitant rates will apply.

Simple Interest Benefit. Under the Income Later rider, the current Simple Interest Benefit Increase is 7.0% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase).

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the following Benefit Allocation Plans are available if the Contract Owner wishes to change allocation options.


---------------------------------------------------------------------------------------------------
             Model                             Mix                  Subaccounts(1)
---------------------------------------------------------------------------------------------------
Conservative/Moderate Blend                    67%      Ultra Series Conservative Allocation
                                               33%      Ultra Series Moderate Allocation
---------------------------------------------------------------------------------------------------
Conservative I-Model                           40%      Ultra Series Bond
                                               10%      Ultra Series High Income
                                               18%      Ultra Series Large Cap Value
                                               12%      Ultra Series Large Cap Growth
                                                8%      Ultra Series Mid Cap
                                                3%      Ultra Series Small Cap
                                                9%      Ultra Series International Stock
---------------------------------------------------------------------------------------------------
Conservative/Moderate I-Model                  32%      Ultra Series Bond
                                                8%      Ultra Series High Income
                                               17%      Ultra Series Large Cap Value
                                               14%      Ultra Series Large Cap Growth
                                               12%      Ultra Series Mid Cap
                                                4%      Ultra Series Small Cap
                                               13%      Ultra Series International Stock
---------------------------------------------------------------------------------------------------
Moderate I-Model                               24%      Ultra Series Bond
                                                6%      Ultra Series High Income
                                               16%      Ultra Series Large Cap Value
                                               16%      Ultra Series Large Cap Growth
                                               15%      Ultra Series Mid Cap
                                                5%      Ultra Series Small Cap
                                               18%      Ultra Series International Stock
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
             Model                             Mix                  Subaccounts(1)
---------------------------------------------------------------------------------------------------
Moderate/Aggressive I-Model                    16%      Ultra Series Bond
                                                4%      Ultra Series High Income
                                               15%      Ultra Series Large Cap Value
                                               17%      Ultra Series Large Cap Growth
                                               18%      Ultra Series Mid Cap
                                               10%      Ultra Series Small Cap
                                               30%      Ultra Series International Stock
---------------------------------------------------------------------------------------------------
Aggressive I-Model                              8%      Ultra Series Bond
                                                2%      Ultra Series High Income
                                               14%      Ultra Series Large Cap Value
                                               18%      Ultra Series Large Cap Growth
                                                9%      Ultra Series Mid Cap
                                                9%      Ultra Series Mid Cap Growth
                                                6%      Ultra Series Small Cap
                                                4%      Ultra Series Small Cap Growth
                                               10%      Ultra Series Global Securities
                                               20%      Ultra Series International Stock
---------------------------------------------------------------------------------------------------
Conservative R-Model                            5%      Franklin Income Securities
                                               10%      PIMCO Global Bond
                                               10%      Franklin High Income Securities
                                               25%      PIMCO Total Return
                                               13%      Oppenheimer Main Street
                                               16%      Van Kampen Growth and Income
                                                4%      Van Kampen Mid Cap Growth
                                                3%      Oppenheimer Main Street Small Cap
                                                3%      Franklin Mutual Global Discovery Securities
                                                6%      Oppenheimer International Growth
                                                2%      Invesco V.I. Global Real Estate
                                                3%      PIMCO CommodityRealReturn Strategy
---------------------------------------------------------------------------------------------------
Conservative/Moderate R-Model                   5%      Franklin Income Securities
                                                8%      PIMCO Global Bond
                                                8%      Franklin High Income Securities
                                               19%      PIMCO Total Return
                                               15%      Oppenheimer Main Street
                                               15%      Van Kampen Growth and Income
                                                6%      Van Kampen Mid Cap Growth
                                                5%      Oppenheimer Main Street Small Cap
                                                4%      Franklin Mutual Global Discovery Securities
                                                9%      Oppenheimer International Growth
                                                2%      Invesco V.I. Global Real Estate
                                                4%      PIMCO CommodityRealReturn Strategy
---------------------------------------------------------------------------------------------------
Moderate R-Model                                5%      Franklin Income Securities
                                                6%      PIMCO Global Bond
                                                6%      Franklin High Income Securities
                                               13%      PIMCO Total Return
                                               17%      Oppenheimer Main Street
                                               14%      Van Kampen Growth and Income
                                                8%      Van Kampen Mid Cap Growth
                                                6%      Oppenheimer Main Street Small Cap
                                                7%      Franklin Mutual Global Discovery Securities
                                               11%      Oppenheimer International Growth
                                                3%      Invesco V.I. Global Real Estate
                                                4%      PIMCO CommodityRealReturn Strategy
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
             Model                             Mix                  Subaccounts(1)
---------------------------------------------------------------------------------------------------
Moderate/Aggressive R-Model                     5%      PIMCO Global Bond
                                                4%      Franklin High Income Securities
                                               11%      PIMCO Total Return Portfolio
                                               18%      Oppenheimer Main Street
                                               12%      Van Kampen Growth and Income
                                               10%      Van Kampen Mid Cap Growth
                                                8%      Oppenheimer Main Street Small Cap
                                                8%      Franklin Mutual Global Discovery Securities
                                               16%      Oppenheimer International Growth
                                                4%      Invesco V.I. Global Real Estate
                                                4%      PIMCO CommodityRealReturn Strategy
---------------------------------------------------------------------------------------------------
Aggressive R-Model                              5%      Ultra Series Global Bond
                                                2%      Franklin High Income Securities
                                                3%      PIMCO Total Return
                                               20%      Oppenheimer Main Street
                                               12%      Van Kampen Growth and Income Portfolio
                                               10%      Van Kampen Mid Cap Growth Portfolio
                                               10%      Oppenheimer Main Street Small Cap
                                               10%      Franklin Mutual Global Discovery Securities
                                               20%      Oppenheimer International Growth
                                                4%      Invesco V.I. Global Real Estate
                                                4%      PIMCO CommodityRealReturn Strategy
---------------------------------------------------------------------------------------------------
Conservative C-Model                           25%      Ultra Series Bond
                                               10%      Franklin High Income Securities
                                               10%      PIMCO Global Bond
                                                5%      PIMCO Total Return
                                               16%      Van Kampen Growth and Income
                                               10%      Ultra Series Large Cap Growth
                                                8%      Ultra Series Mid Cap
                                                2%      Oppenheimer Main Street Small Cap
                                                7%      Ultra Series International Stock
                                                2%      Oppenheimer International Growth
                                                2%      Invesco V.I. Global Real Estate
                                                3%      PIMCO CommodityRealReturn Strategy
---------------------------------------------------------------------------------------------------
Conservative/Moderate C-Model                  20%      Ultra Series Bond
                                                8%      Franklin High Income Securities
                                                8%      PIMCO Global Bond
                                                4%      PIMCO Total Return
                                               16%      Van Kampen Growth and Income
                                               12%      Ultra Series Large Cap Growth
                                               10%      Ultra Series Mid Cap
                                                3%      Oppenheimer Main Street Small Cap
                                                8%      Ultra Series International Stock
                                                5%      Oppenheimer International Growth
                                                2%      Invesco V.I. Global Real Estate
                                                4%      PIMCO CommodityRealReturn Strategy
---------------------------------------------------------------------------------------------------
Moderate C-Model                               15%      Ultra Series Bond
                                                6%      Franklin High Income Securities
                                                6%      PIMCO Global Bond
                                                3%      PIMCO Total Return
                                               16%      Van Kampen Growth and Income
                                               14%      Ultra Series Large Cap Growth
                                               11%      Ultra Series Mid Cap
                                                4%      Oppenheimer Main Street Small Cap
                                               10%      Ultra Series International Stock
                                                8%      Oppenheimer International Growth
                                                3%      Invesco V.I. Global Real Estate
                                                4%      PIMCO CommodityRealReturn Strategy
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
             Model                             Mix                  Subaccounts(1)
---------------------------------------------------------------------------------------------------
Moderate/Aggressive C-Model                     8%      Ultra Series Bond
                                                4%      Franklin High Income Securities
                                                5%      PIMCO Global Bond
                                                3%      PIMCO Total Return
                                               13%      Van Kampen Growth and Income
                                               17%      Ultra Series Large Cap Growth
                                               11%      Ultra Series Mid Cap
                                                7%      Oppenheimer Main Street Small Cap
                                               14%      Ultra Series International Stock
                                               10%      Oppenheimer International Growth
                                                4%      Invesco V.I. Global Real Estate
                                                4%      PIMCO CommodityRealReturn Strategy
---------------------------------------------------------------------------------------------------
Aggressive C-Model                              3%      Ultra Series Bond
                                                2%      Franklin High Income Securities
                                                5%      PIMCO Global Bond
                                               12%      Van Kampen Growth and Income
                                               18%      Ultra Series Large Cap Growth
                                               12%      Ultra Series Mid Cap
                                               10%      Oppenheimer Main Street Small Cap
                                               17%      Ultra Series International Stock
                                               13%      Oppenheimer International Growth
                                                4%      Invesco V.I. Global Real Estate
                                                4%      PIMCO CommodityRealReturn Strategy
---------------------------------------------------------------------------------------------------

(1)For the Ultra Series Fund, the models are composed of either the Class I or the Class II Subaccount depending on which Subaccount is available for your Contract.


Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Excess Withdrawals under Income Later. If your Non-Lifetime Withdrawal is also an excess withdrawal, your Simple Interest Benefit Basis will be reset to equal the lesser of (a) the Simple Interest Benefit Basis as of the date of the withdrawal, minus the excess withdrawal amount, or (b) the reset Lifetime Benefit Basis. The annual credit to the Simple Interest Benefit Basis, when it resumes, will be equal to the reset Simple Interest Benefit Basis multiplied by the Simple Interest Benefit Increase rate.

Reset Lifetime Benefit Basis. If an excess withdrawal occurs, the Lifetime Benefit Basis will be reset to equal the previous Lifetime Benefit Basis reduced by the greater of:

    a.)      the excess withdrawal amount; or
    b.)      a proportional adjustment amount that is equal to (1) divided by
             (2), with the result multiplied by (3), where:
       (1) = the excess withdrawal amount.
       (2) = the contract value prior to the withdrawal minus the remaining
             GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
       (3) = the Lifetime Benefit Basis prior to the withdrawal.

Reset Simple Interest Benefit Basis If an excess withdrawal occurs, the SIBB will be reset to equal to the lesser of:

    a) the SIBB as of the date of withdrawal, minus the excess withdrawal amount; or
    b) the rest of LLB

                                INCOME NOW OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.
This means:

    o  The Lifetime Benefit Basis is $100,000.
    o The GALWA is $5,100 if a withdrawal is taken immediately (5.10% rate for withdrawals beginning at attained age 65 * $100,000).
    o  The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.

    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.
    o There are no additional purchase payments during the window period, except where explicitly stated.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o  The GALWA is $7,650, which is 5.10% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,100 = $100,000 * 5.10%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,100 GALWA.
    o The GALWA is $5,100; this does not change because the withdrawal does not exceed the $5,100 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the death benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $94,900, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,100.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial Lifetime Benefit Basis ($3,000) on each of the first three Contract Anniversaries; for a total increase of $9,000 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
    o The GALWA at this time, prior to the $50,000 withdrawal, is $5,886 (5.40% rate for age 68 times the $109,000 Lifetime Benefit Basis).
    o The new Lifetime Benefit Basis is $64,886, because the $50,000 withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $44,114
                o The excess withdrawal is the total withdrawal amount of
                  $50,000 less the GALWA of $5,886 ($50,000 - $5,886 = $44,114).
           2. A proportional adjustment of $33,365.43 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $44,114,
                o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $5,886 = $144,114) and
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $109,000.
                o For an adjustment of $44,114 / $144,114 * $109,000
                  = $33,365.43.
    o The larger of these adjustments is $44,114, so the new Lifetime Benefit Basis is $64,886 ($109,000 - $44,114 = $64,886).
    o The GALWA is $3,503.84 after the withdrawal, which is 5.40% (the rate for age 68) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows
           1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 - $5,886 = $44,114).
                o $44,114 / $150,000 * $100,000 - $44,114 = -$14,704.67.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,704.67) = $64,704.67.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries, for a total increase of $9,000.
    o The GALWA at this time (before the $50,000 withdrawal) is $5,886 (5.4% rate for age 68 times the $109,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $44,121.22 because the withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $44,114.

                o The excess withdrawal is the total withdrawal amount of
                  $50,000 less the GALWA of $5,886 ($50,000 - $5,886 = $44,114).
           2. A proportional adjustment of $64,878.78 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $44,114.
                o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 - $5,886 = $74,114).
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $109,000.
                o For an adjustment of $44,114 / $74,114 * $109,000
                  = $64,878.78.
    o The larger of these adjustments is $64,878.78, so the new Lifetime Benefit Basis is $44,121.22 ($109,000 - $64,878.78 = $44,121.22).
    o  The GALWA is $2,382.55, which is 5.4% of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 - $5,886 = $44,114).
                o $44,114 / $80,000 * $100,000 - $44,114 = $11,028.50.
    o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $11,028.50 = $38,971.50.

EXAMPLE 5 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $125,000.

    o The existing Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $125,000.
    o The GALWA after the step up is $6,750 (5.40% rate for age 68 times the $125,000 stepped-up Lifetime Benefit Basis).
           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $5,940 (5.40% rate for age 68 - Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).
           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

EXAMPLE 7 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $5,100 (5.10% rate for age 65 - the time of the first withdrawal.
    o  Because no step up occurs, the withdrawal percentage does not change.
    o The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

EXAMPLE 8 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $425 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.

    o The GALWA at this time, prior to the $10,000 withdrawal, is $5,100. There has been a total of $4,250 withdrawn to this point this year (10 withdrawals of $425). The remaining lifetime withdrawal for the Contract Year is $850 ($5,100 - $4,250 = $850).
    o The excess withdrawal amount is $9,150 which is the $10,000 withdrawal amount less the $850 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,850 because the $10,000 withdrawal exceeds the $850 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $9,150.
                o The excess withdrawal is the total withdrawal amount of
                  $10,000 less the remaining GALWA of $850 ($10,000 - $850
                  = $9150).
           2. A proportional adjustment of $8,785.41 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $9,150.
                o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $850 = $104,150).
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $100,000.
                o For an adjustment of $9,150 / $104,150 * $100,000 = $8,785.41.
    o The larger of these adjustments is $9,150, so the new Lifetime Benefit Basis is $90,850 ($100,000 - $9,150 = $90,850).
    o The GALWA is $4,633.35 after the withdrawal, which is 5.10% (the rate for age 65) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $95,750. The initial $100,000 has been reduced a total of $4,250 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $9,150 ($10,000 - $850 = $9,150).
                o $9,150 / $105,000 * $95,750 - $9,150 = -$806.07.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $95,750 - $10,000 - (-$806.07) = $86,556.07.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 8, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,850 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $4,633.35. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,459.37 because the $25,000 is an excess withdrawal, Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $25,000.
           2. A proportional adjustment of $28,390.63 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $25,000.
                o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $90,850.
                o For an adjustment of $25,000 / $80,000 * $90,850 = $28,390.63.
    o The larger of these adjustments is $28,390.63, so the new Lifetime Benefit Basis is $62,459.37 ($90,850 - $28,390.63 = $62,459.37).
    o The GALWA is $3,185.43, which is 5.10% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $86,556.07, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                o $25,000 / $80,000 * $86,556.07 - $25,000 = $2,048.77.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $86,556.07 - $25,000 - $2,048.77 = $59,507.30.

                               INCOME LATER OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

    o  The Lifetime Benefit Basis is $100,000.
    o The GALWA is $4,500 if a withdrawal is taken immediately (4.50% rate for withdrawals beginning at attained age 68 x $100,000).
    o  The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o  The GALWA is $6,750, which is 4.50% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,500 = $100,000 * 4.50%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $4,500 GALWA.
    o The GALWA is $4,500; this does not change because the withdrawal does not exceed the $4,500 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.

EXAMPLE 3 (A ONE-TIME NON-LIFETIME WITHDRAWAL THEN BEGIN LIFETIME WITHDRAWALS AT A LATER DATE): Starting with the Base Assumptions, the Owner withdraws the $4,500 before the first Contract Anniversary. No additional withdrawals are made until the Owner begins taking lifetime withdrawals after the fifth Contract Anniversary but before the sixth.

    o Because the $4,500 withdrawal in the first year does not exceed the $4,500, GALWA it is not an excess withdrawal, and;
           o The Lifetime Benefit Basis remains $100,000.
           o The GALWA remains $4,500.
           o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.
    o On the fifth anniversary the Lifetime Benefit Basis is $128,000. Because there was a Non-lifetime Withdrawal in the first Contract Year, the Benefit Basis does not increase because of the Simple Interest Benefit. Additionally, because the Owner has not taken any withdrawals Because the initial withdrawal, the Simple Interest Benefit commences with the second Rider Anniversary and the Lifetime Benefit Basis is increased by 7% of the initial Lifetime Benefit Basis for each of the rider anniversaries until the first lifetime withdrawal. In this case, four anniversaries ($7,000 * 4 = $28,000) - Assuming that no prior step ups have occurred to increase the Lifetime Benefit Basis.
    o The GALWA is $6,400 which is 5.00% (the rate for age 73) multiplied by the new Lifetime Benefit Basis of $128,000.
    o  The Owner takes a lifetime withdrawal of $6,400.
    o Because the $6,400 withdrawal does not exceed the GALWA, it is not an excess withdrawal, and;
           o The Lifetime Benefit Basis remains $128,000.
           o The GALWA remains $6,400.
           o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $89,100, which is the prior Minimum Guaranteed Death Benefit of $95,500 less the withdrawal of $6,400.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $121,000. It was increased by 7% of the initial Lifetime Benefit Basis ($7,000) on each of the first three Contract Anniversaries; for a total increase of $21,000 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
    o The GALWA at this time, prior to the $50,000 withdrawal, is $6,050 (5.00% rate for age 71 times the $121,000 Lifetime Benefit Basis).

    o The Lifetime Benefit Basis is adjusted to $77,050 because the $50,000 withdrawal exceeds the $6,050 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $43,950.
                o The excess withdrawal is the total withdrawal amount of
                  $50,000 less the GALWA of $6,050 ($50,000 - $6,050 = $43,950).
           2. A proportional adjustment of $36,943.04 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $43,950.
                o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $6,050 = $143,950).
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $121,000.
                o For an adjustment of $43,950 / $143,950 * $121,000
                  = $36,943.04.
    o The larger of these adjustments is $43,950, so the new Lifetime Benefit Basis is $77,050 ($121,000 - $43,950 = $77,050).
    o The GALWA is $3,852.50 after the withdrawal, which is 5.00% (the rate for age 71) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $43,950 ($50,000 - $6,050 = $43,950).
                o $43,950 / $150,000 * $100,000 - $43,950 = -$14,650.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,650) = $64,650.

EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $121,000. It was increased by 7% of the initial basis ($7,000) on each of the first three Contract
       Anniversaries, for a total increase of $21,000.
    o The GALWA at this time (before the $50,000 withdrawal) is $6,050 (5.00% rate for age 71 times the $121,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $49,087.22 because the withdrawal exceeds the $6,050 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $43,950.
                o The excess withdrawal is the total withdrawal amount of
                  $50,000 less the GALWA of $6,050 ($50,000 - $6,050 = $43,950).
           2. A proportional adjustment of $71,912.78 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $43,950.
                o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 - $6,050 = $73,950).
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $121,000.
                o For an adjustment of $43,950 / $73,950 * $121,000
                  = $71,912.78.
    o The larger of these adjustments is $71,912.78, so the new Lifetime Benefit Basis is $49,087.22 ($121,000 - $71,912.78 = $49,087.22).
    o  The GALWA is $2,454.36, which is 5.00% of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $43,950 ($50,000 - $6,050 = $43,950).
                o $43,950 / $80,000 * $100,000 - $43,950 = $10,987.50.
    o  New Minimum Guaranteed Death Benefit after all adjustments
       $100,000 - $50,000 - $10,987.50 = $39,012.50.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $145,000.

    o The existing Lifetime Benefit Basis is $121,000. It was increased by 7% of the initial basis ($7,000) on each of the first three Contract Anniversaries.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $145,000.
    o The GALWA after the step up is $7,250 (5.00% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).
           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $4,950 (4.50% rate for age 68 - the withdrawal percentage is locked in based on the age at the time of the first lifetime withdrawal).
           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

EXAMPLE 8 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $4,500 (4.50% rate for age 68 - the time of the first withdrawal).
    o  Because no step up occurs, the GALWA does not change.
    o The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdrawals of $375.00 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The GALWA at this time, prior to the $10,000 withdrawal, is $4,500. There has been a total of $3,750 withdrawn to this point this year (10 withdrawals of $375). The remaining lifetime withdrawal for the Contract Year is $750 ($4,500 - $3,750 = $750).
    o The excess withdrawal amount is $9,250 which is the $10,000 withdrawal amount less the $750 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,750 because the $10,000 withdrawal exceeds the $750.00 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $9,250
                o The excess withdrawal is the total withdrawal amount of
                  $10,000 less the remaining GALWA of $750 ($10,000 - $750
                  = $9,250)
           2. A proportional adjustment of $8,872.90 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $9,250.
                o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $750 = $104,250).
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $100,000.
                o For an adjustment of $9,250 / $104,250 * $100,000 = $8,872.90.
    o The larger of these adjustments is $9,250, so the new Lifetime Benefit Basis is $90,750 ($100,000 - $9,250 = $90,750).
    o The GALWA is $4,083.75 after the withdrawal, which is 4.50% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $96,250. The initial $100,000 has been reduced a total of $3,750 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $9,250.00 ($10,000 - $750 = $9,250).
                o $9,250 / $105,000 * $96,250 - $9,250 = -$770.83
    o The new Minimum Guaranteed Death Benefit after all adjustments $96,250 - $10,000 - (-$770.83) = $87,020.83.

EXAMPLE 10 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 9, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,750 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $4,083.75. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,390.62 because the $25,000 is an excess withdrawal, the Lifetime Benefit Basis adjusted by the greater of
       (1) or (2) below:
           1. The amount of the excess withdrawal: $25,000
           2. A proportional adjustment of $28,359.38 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $25,000.
                o Divided by the contract value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $90,750.
                o For an adjustment of $25,000 / $80,000 * $90,750 = $28,359.38.
    o The larger of these adjustments is $28,359.38, so the new Lifetime Benefit Basis is $62,390.62 ($90,750 - $28,359.38 = $62,390.62).
    o The GALWA is $2,807.58, which is 4.50% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $87,020.83, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                o $25,000 / $80,000 * $87,020.83 - $25,000 = $2,194.01.
    o  The new Minimum Guaranteed Death Benefit after all adjustments
       $87,020.83 - $25,000 - $2,194.01 = $59,826.82.

            CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM
        ACCUMULATION BENEFIT) TO AN INCOME PROTECTOR (GUARANTEED LIFETIME
                     WITHDRAWAL BENEFIT) - INCOME NOW OPTION


EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 and the Guaranteed Minimum Accumulation Benefit Basis is $100,000 at the time of the conversion. Upon conversion:


    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $6,375 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $143,750 (it was increased by $3,750 - 3% of $125,000 each year).
    o The GALWA is $8,050 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $8,050, and the GALWA will remain $8,050 unless the Owner steps up the Benefit Basis.


EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:


    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $5,100 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $115,000 (it was increased by $3,000 - 3% of $100,000 each rider year).
    o The GALWA is $6,440 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $6,440, and the GALWA will remain $6,440 unless the Owner steps up the Benefit Basis.


EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A contract owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:


    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $3,825 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $80,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $86,250 (it was increased by $2,250 - 3% of $75,000 each year).
    o The GALWA is $4,830 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $4,830, and the GALWA will remain $4,830 unless the Owner steps up the Benefit Basis.

 CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT) TO AN INCOME PROTECTOR (GUARANTEED LIFETIME WITHDRAWAL BENEFIT) - INCOME LATER
                                     OPTION


EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:


    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the contract value).
    o The GALWA is $5,625 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $168,750 (it was increased by $8,750 - 7% of $125,000 each year).
    o The GALWA is $8,437.50 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $8,437.50, and the GALWA will remain $8,437.50 unless the Owner steps up the Benefit Basis.


EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GMAB BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:


    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $4,500 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $135,000 (it was increased by $7,000 - 7% of $100,000 each year).
    o The GALWA is $6,750 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $6,750, and the GALWA will remain $6,750 unless the Owner steps up the Benefit Basis.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:


    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $3,375 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $90,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $101,250 (it was increased by $5,250 - 7% of $75,000 each year).
    o The GALWA is $5,062.50 (5.00 % - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $5,062.50, and the GALWA will remain $5,062.50 unless the Owner steps up the Benefit Basis.

                                   APPENDIX F
      GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED AFTER
                   APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009
--------------------------------------------------------------------------------

Guaranteed Lifetime Withdrawal Benefit riders issued after April 30, 2009 but before October 19, 2009 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued on or after October 19, 2009 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to October 19, 2009.

Amount of your GALWA. The annual lifetime benefit percentages for Annuitants under the Income Now rider is as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                  Attained Age of Annuitant
----------------------------------------------------------------------------------------------------------------------------
Age           55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    71    72    73
----------------------------------------------------------------------------------------------------------------------------
Percentage   4.2   4.4   4.6   4.8   5.1   5.2   5.3   5.4   5.5   5.6   5.7   5.8   5.9   6.0   6.1   6.2   6.3   6.4   6.5
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Age           74    75    76    77    78    79    80    81    82    83    84    85
----------------------------------------------------------------------------------------------------------------------------
Percentage   6.6   6.7   6.8   6.9   7.0   7.1   7.2   7.3   7.4   7.5   7.6   7.7
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                   Joint Annuitants - Attained Age of Younger Annuitant(1)
----------------------------------------------------------------------------------------------------------------------------
Age           55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    71    72    73
----------------------------------------------------------------------------------------------------------------------------
Percentage   3.2   3.4   3.6   3.8   4.1   4.2   4.3   4.4   4.5   4.6   4.7   4.8   4.9   5.0   5.1   5.2   5.3   5.4   5.5
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Age           74    75    76    77    78    79    80    81    82    83    84    85
----------------------------------------------------------------------------------------------------------------------------
Percentage   5.6   5.7   5.8   5.9   6.0   6.1   6.2   6.3   6.4   6.5   6.6   6.7
----------------------------------------------------------------------------------------------------------------------------

(1)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

The annual lifetime benefit percentages for Annuitants under the Income Later rider is as follows:

--------------------------------------------------------------------------------
                            Attained Age of Annuitant
--------------------------------------------------------------------------------
Age                  55-58         59-64         65-69         70-79         80+
--------------------------------------------------------------------------------
Percentage             4            4.5            5            5.5           6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Joint Annuitants - Attained Age of Younger Annuitant(1)
--------------------------------------------------------------------------------
Age                  55-58         59-64         65-69         70-79         80+
--------------------------------------------------------------------------------
Percentage             3            3.5            4            4.5           5
--------------------------------------------------------------------------------

(1)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

Simple Interest Benefit. Under the Income Later rider, the Simple Interest Benefit increase will equal simple interest of 8% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase).


Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.


Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Excess Withdrawals under Income Later. If your Non-Lifetime Withdrawal is also an excess withdrawal, your Simple Interest Benefit Basis will be reset to equal the lesser of (a) the Simple Interest Benefit Basis as of the date of the withdrawal, minus the excess withdrawal amount, or (b) the reset Lifetime Benefit Basis. The annual credit to the Simple Interest Benefit Basis, when it resumes, will be equal to the reset Simple Interest Benefit Basis multiplied by the Simple Interest Benefit Increase rate.

Continuation Benefit. There is no continuation benefit.

Reset Lifetime Benefit Basis. If an excess withdrawal occurs, the Lifetime Benefit Basis will be reset to equal the previous Lifetime Benefit Basis reduced by the greater of:

    a) the excess withdrawal amount; or
    b) a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
       (4) = the excess withdrawal amount.
       (5) = the contract value prior to the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.

       (6) = the Lifetime Benefit Basis prior to the withdrawal.

Reset Simple Interest Benefit Basis If an excess withdrawal occurs, the SIBB will be reset to equal to the lesser of:

    c) the SIBB as of the date of withdrawal, minus the excess withdrawal amount; or
    d) the reset LBB.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.85% of average daily Benefit Basis for the prior Contract Year.

                               *         *       *

EXAMPLES

                                INCOME NOW OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

    o  The Lifetime Benefit Basis is $100,000.
    o The GALWA is $5,700 if a withdrawal is taken immediately (5.70% rate for withdrawals beginning at attained age 65 * $100,000).
    o  The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o  The GALWA is $8,550, which is 5.70% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,700 = $100,000 * 5.70%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,700 GALWA.
    o The GALWA is $5,700; this does not change because the withdrawal does not exceed the $5,700 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the death benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $94,300, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,700.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial Lifetime Benefit Basis ($3,000) on each of the first three Contract Anniversaries; for a total increase of $9,000 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
    o The GALWA at this time, prior to the $50,000 withdrawal, is $6,540 (6.00% rate for age 68 times the $109,000 Lifetime Benefit Basis).
    o The new Lifetime Benefit Basis is $65,540, because the $50,000 withdrawal exceeds the $6,540 GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $43,460
                o The excess withdrawal is the total withdrawal amount of
                  $50,000 less the GALWA of $6,540 ($50,000 - $6,540 = $43,460).
           2. A proportional adjustment of $33,020.63 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $43,460,
                o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $6,540 = $143,460) and
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $109,000.

                o For an adjustment of $43,460 / $143,460 * $109,000
                  = $33,020.63.
    o The larger of these adjustments is $43,460, so the new Lifetime Benefit Basis is $65,540 ($109,000 - $43,560 = $65,540).
    o The GALWA is $3,932.40 after the withdrawal, which is 6.00% (the rate for age 68) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows
           1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $43,460 ($50,000 - $6,540 = $43,460).
                o $43,460 / $150,000 * $100,000 - $43,460 = -$14,486.67.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,468.67) = $64,486.67.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries, for a total increase of $9,000.
    o The GALWA at this time (before the $50,000 withdrawal) is $6,540 (6.00% rate for age 68 times the $109,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $44,514.02 because the withdrawal exceeds the $6,540 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $43,460.
                o The excess withdrawal is the total withdrawal amount of
                  $50,000 less the GALWA of $6,540 ($50,000 - $6,540 = $43,460).
           2. A proportional adjustment of $33,020.63 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $43,460.
                o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 - $6,540 = $73,460).
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $109,000.
                o For an adjustment of $43,460 / $73,460 * $109,000
                  = $64,485.98.
    o The larger of these adjustments is $64,485.98, so the new Lifetime Benefit Basis is $44,514.02 ($109,000 - $64,485.98 = $44,514.02).
    o  The GALWA is $2,670.84, which is 6.00% of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $43,460 ($50,000 - $6,540 = $43,460).
                o $43,460 / $80,000 * $100,000 - $43,460 = $10,865.
    o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $10,865 = $39,135.

EXAMPLE 5 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $125,000.

    o The existing Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $125,000.
    o The GALWA after the step up is $7,500 (6.00% rate for age 68 times the $125,000 stepped-up Lifetime Benefit Basis).
           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $5,700 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $6,600 (6.00% rate for age 68 - Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).
           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

    o The Minimum Guaranteed Death Benefit would be $82,900, the initial $100,000 reduced for each of the $5,700 withdrawals previously taken.

EXAMPLE 7 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $5,700 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $5,700 (5.70% rate for age 65 - the time of the first withdrawal.
    o  Because no step up occurs, the withdrawal percentage does not change.
    o The Minimum Guaranteed Death Benefit would be $82,900, the initial $100,000 reduced for each of the $5,700 withdrawals previously taken.

EXAMPLE 8 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $475 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The GALWA at this time, prior to the $10,000 withdrawal, is $5,700. There has been a total of $4,750 withdrawn to this point this year (10 withdrawals of $475). The remaining lifetime withdrawal for the Contract Year is $950 ($5,700 - $4,750 = $950).
    o The excess withdrawal amount is $9,050 which is the $10,000 withdrawal amount less the $950 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,950 because the $10,000 withdrawal exceeds the $950 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $9,050.
                o The excess withdrawal is the total withdrawal amount of
                  $10,000 less the remaining GALWA of $950 ($10,000 - $950
                  = $9,050).
           2. A proportional adjustment of $8,697.74 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $9,050.
                o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $950 = $104,050).
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $100,000.
                o For an adjustment of $9,050 / $104,050 * $100,000 = $8,697.74.
    o The larger of these adjustments is $9,050, so the new Lifetime Benefit Basis is $90,950 ($100,000 - $9,050 = $90,950).
    o The GALWA is $5,184.15 after the withdrawal, which is 5.70% (the rate for age 65) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $95,250. The initial $100,000 has been reduced a total of $4,750 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $9,050 ($10,000 - $950 = $9,050).
                o $9,050 / $105,000 * $95,250 - $9,050 = -$840.36.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $95,250 - $10,000 - (-$840.36) = $86,090.36.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 8, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,950 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $5,184.15. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,528.12 because the $25,000 is an excess withdrawal, Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $25,000.
           2. A proportional adjustment of $28,421.88 for the amount of the excess withdrawal calculated as follows:

                o The excess withdrawal amount of $25,000.
                o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $90,950.
                o For an adjustment of $25,000 / $80,000 * $90,950 = $28,421.88.
    o The larger of these adjustments is $28,421.88, so the new Lifetime Benefit Basis is $62,528.12 ($90,950 - $28,421.88 = $62,528.12).
    o The GALWA is $3,564.10, which is 5.70% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $86,090.36, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
              o $25,000 / $80,000 x $86,090.36 - $25,000 = $1,903.24.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $86,090.36 - $25,000 - $1,903.24 = $59,187.12.

                               INCOME LATER OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

    o  The Lifetime Benefit Basis is $100,000.
    o The GALWA is $5,000 if a withdrawal is taken immediately (5.00% rate for withdrawals beginning at attained age 68 * $100,000).
    o  The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o  The GALWA is $7,500, which is 5.00% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 * 5.00%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
    o The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,000, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,000.

EXAMPLE 3 (A ONE-TIME NON-LIFETIME WITHDRAWAL THEN BEGIN LIFETIME WITHDRAWALS AT A LATER DATE): Starting with the Base Assumptions, the Owner withdraws the $5,000 before the first Contract Anniversary. No additional withdrawals are made until the Owner begins taking lifetime withdrawals after the fifth Contract Anniversary but before the sixth.

    o Because the $5,000 withdrawal in the first year does not exceed the $5,000, GALWA it is not an excess withdrawal, and;
          o The Lifetime Benefit Basis remains $100,000.
          o The GALWA remains $5,000.
          o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,000, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,000.
    o On the fifth anniversary the Lifetime Benefit Basis is $132,000. Because there was a Non-lifetime Withdrawal in the first Contract Year, the Benefit Basis does not increase because of the Simple Interest Benefit. Additionally, because the Owner has not taken any withdrawals Because the initial withdrawal, the Simple Interest Benefit commences with the second Rider Anniversary and the Lifetime Benefit Basis is increased by 8% of the initial Lifetime Benefit Basis for each of the rider anniversaries until the first lifetime withdrawal. In this case, four anniversaries ($8,000 * 4 = $32,000) - Assuming that no prior step ups have occurred to increase the Lifetime Benefit Basis.
    o The GALWA is $7,260 which is 5.50% (the rate for age 73) multiplied by the new Lifetime Benefit Basis of $132,000.
    o  The Owner takes a lifetime withdrawal of $7,260.
    o Because the $7,260 withdrawal does not exceed the GALWA, it is not an excess withdrawal, and;
             o  The Lifetime Benefit Basis remains $132,000.
             o  The GALWA remains $7,260.
             o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $87,740, which is the prior Minimum Guaranteed Death Benefit of $95,000 less the withdrawal of $7,260.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial Lifetime Benefit Basis ($8,000) on each of the first three Contract Anniversaries; for a total increase of $24,000 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
    o The GALWA at this time, prior to the $50,000 withdrawal, is $6,820 (5.50% rate for age 71 times the $124,000 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $80,820 because the $50,000 withdrawal exceeds the $6,820 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $43,180.
                o The excess withdrawal is the total withdrawal amount of
                  $50,000 less the GALWA of $6,820 ($50,000 - $6,820 = $43,180).
           2. A proportional adjustment of $37,395.73 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $43,180.
                o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $6,820 = $143,180).
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $124,000.
                o For an adjustment of $43,180 / $143,180 * $124,000 =
                  $37,395.73.
    o The larger of these adjustments is $43,180, so the new Lifetime Benefit Basis is $80,820 ($124,000 - $43,180 = $80,820).
    o The GALWA is $4,445.10 after the withdrawal, which is 5.50% (the rate for age 71) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $43,180 ($50,000 - $6,820 = $43,180).
                o $43,180 / $150,000 * $100,000 - $43,180 = -$14,393.33.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,393.33) = $64,393.33.

EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial basis ($8,000) on each of the first three Contract Anniversaries, for a total increase of $24,000.
    o The GALWA at this time (before the $50,000 withdrawal) is $6,820 (5.50% rate for age 71 times the $124,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $50,833.56 because the withdrawal exceeds the $6,820 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $43,180.
                o The excess withdrawal is the total withdrawal amount of
                  $50,000 less the GALWA of $6,820 ($50,000 - $6,820 = $43,180).
           2. A proportional adjustment of $37,395.73 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $43,180.
                o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 - $6,820 = $73,180).
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $124,000.
                o For an adjustment of $43,180 / $73,180 * $124,000 =
                  $73,166.44.

    o The larger of these adjustments is $73,166.44, so the new Lifetime Benefit Basis is $50,833.56 ($124,000 - $73,166.44 = $50,833.56).
    o  The GALWA is $2,795.85, which is 5.50% of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $43,180 ($50,000 - $6,820 = $43,180).
                o $43,180 / $80,000 * $100,000 -  $43,180 = $10,795.
    o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $10,795 = $39,205.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $145,000.

    o The existing Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial basis ($8,000) on each of the first three Contract Anniversaries.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $145,000.
    o The GALWA after the step up is $7,975 (5.50% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).
           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $5,500 (5.00% rate for age 68 - the withdrawal percentage is locked in based on the age at the time of the first lifetime withdrawal).
           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

EXAMPLE 8 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $5,000 (5.00% rate for age 68 - the time of the first withdrawal).
    o  Because no step up occurs, the GALWA does not change.
    o The Minimum Guaranteed Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $416.67 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The GALWA at this time, prior to the $10,000 withdrawal, is $5,000. There has been a total of $4,166.70 withdrawn to this point this year (10 withdrawals of $416.67). The remaining lifetime withdrawal for the Contract Year is $833.30 ($5,000 - $4,166.70 = $833.30).
    o The excess withdrawal amount is $9,166.70 which is the $10,000 withdrawal amount less the $833.30 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,833.70 because the $10,000 withdrawal exceeds the $833.30 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $9,166.70

                o The excess withdrawal is the total withdrawal amount of
                  $10,000 less the remaining GALWA of $833.30 ($10,000 - $833.30 = $9,166.70)
           2. A proportional adjustment of $8,800.03 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $9,166.70.
                o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $833.30 = $104,166.70).
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $100,000.
                o For an adjustment of $9,166.70 / $104,166.70 * $100,000 =
                  $8,800.03.

    o The larger of these adjustments is $9,166.70, so the new Lifetime Benefit Basis is $90,833.30 ($100,000 - $9,166.70 = $90,833.30).
    o The GALWA is $4,541.67 after the withdrawal, which is 5.00% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $95,833.30. The initial $100,000 has been reduced a total of $4,166.70 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $9,166.70 ($10,000 - $833.30 = $9,166.70).
                o $9,166.70 / $105,000 * $95,833.30 - $9,166.70 = -$820.27
    o  The new Minimum Guaranteed Death Benefit after all adjustments $95,833.30
       - $10,000 - (-$820.27) = $86,633.57.

EXAMPLE 10 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 9, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,833.30 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $4,541.67. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,447.89 because the $25,000 is an excess withdrawal, the Lifetime Benefit Basis adjusted by the greater of
       (1) or (2) below:
           1. The amount of the excess withdrawal: $25,000
           2. A proportional adjustment of $28,385.41 for the amount of the excess withdrawal calculated as follows:
                o The excess withdrawal amount of $25,000.
                o Divided by the contract value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
                o Multiplied by the Lifetime Benefit Basis prior to the
                  withdrawal of $90,833.30.
                o For an adjustment of $25,000 / $80,000 x $90,833.30 =
                  $28,385.41.
    o The larger of these adjustments is $28,385.41, so the new Lifetime Benefit Basis is $62,447.89 ($90,833.30 - $28,385.41 = $62,447.89).
    o The GALWA is $3,122.39, which is 5.00% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $86,633.57, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                o $25,000 / $80,000 x $86,633.57 - $25,000 = $2,072.99.
    o The new Minimum Guaranteed Death Benefit after all adjustments
      $86,633.57 - $25,000 - $2,072.99 = $59,560.58.

 CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT)
  TO AN INCOME PROTECTOR (GUARANTEED LIFETIME WITHDRAWAL BENEFIT) - INCOME NOW
                                     OPTION


EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 and the Guaranteed Minimum Accumulation Benefit Basis is $100,000 at the time of the conversion. Upon conversion:


    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).

    o The GALWA is $7,125 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $143,750 (it was increased by $3,750 - 3% of $125,000 each year).
    o The GALWA is $8,912.50 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $8,912.50, and the GALWA will remain $8,912.50 unless the Owner steps up the Benefit Basis.


EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:


    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $5,700 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $115,000 (it was increased by $3,000 - 3% of $100,000 each rider year).
    o The GALWA is $7,130 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $7,130, and the GALWA will remain $7,130 unless the Owner steps up the Benefit Basis.


EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A contract owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:


    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $4,275 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $80,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $86,250 (it was increased by $2,250 - 3% of $75,000 each year).
    o The GALWA is $5,347.50 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $5,347.50, and the GALWA will remain $5,347.50 unless the Owner steps up the Benefit Basis.

 CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT) TO AN INCOME PROTECTOR (GUARANTEED LIFETIME WITHDRAWAL BENEFIT) - INCOME LATER
                                     OPTION


EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:


    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the contract value).
    o The GALWA is $6,250 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $175,000 (it was increased by $10,000 - 8% of $125,000 each year).

    o The GALWA is $9,625 (5.50% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $9,625, and the GALWA will remain $9,625 unless the Owner steps up the Benefit Basis.


EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GMAB BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:


    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $5,000 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $140,000 (it was increased by $8,000 - 8% of $100,000 each year).
    o The GALWA is $7,700 (5.50% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $7,700, and the GALWA will remain $7,700 unless the Owner steps up the Benefit Basis.


EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:


    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $3,750 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $90,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $105,000 (it was increased by $6,000 - 8% of $75,000 each year).
    o The GALWA is $5,775 (5.50 % - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $5,775, and the GALWA will remain $5,775 unless the Owner steps up the Benefit Basis.

                                   APPENDIX G
      GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED AFTER
                    NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009
================================================================================

Guaranteed Lifetime Withdrawal Benefit riders issued after November 23, 2008 but before May 1, 2009 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued on or after May 1, 2009 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Amount of your GALWA. The annual lifetime benefit percentages for Annuitants under the Income Now rider is as follows:

                    ---------------------------------------
                                          Joint Annuitants
                                           - Attained Age
                     Attained Age of         of Younger
                        Annuitant           Annuitant(1)
                    ---------------------------------------
                      Age    Percentage    Age   Percentage
                    ---------------------------------------
                     55-58      4.75%     55-58     3.75%
                    ---------------------------------------
                     59-64      5.25%     59-64     4.25%
                    ---------------------------------------
                     65-69      5.75%     65-69     4.75%
                    ---------------------------------------
                     70-74      6.25%     70-74     5.25%
                    ---------------------------------------
                     75-79      6.75%     75-79     5.75%
                    ---------------------------------------
                      80+       7.25%      80+      6.25%
                    ---------------------------------------

(1)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

The annual lifetime benefit percentages for Annuitants under the Income Later rider is as follows:

              ----------------------------------------------------
                             Attained Age of Annuitant
              ----------------------------------------------------
              Age                55-58     59-69    70-79     80+
              ----------------------------------------------------
              Percentage          4.5        5        5.5      6
              ----------------------------------------------------

        ---------------------------------------------------------------
              Joint Annuitants - Attained Age of Younger Annuitant(1)
        ---------------------------------------------------------------
        Age                  55-58        59-69        70-79       80+
        ---------------------------------------------------------------
        Percentage            3.5           4           4.5         5
        ---------------------------------------------------------------

(1)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

Extra Credit Plan. The Purchase Payment Credit enhancement of 6% is not available.

Withdrawals in General. The Non-Lifetime Withdrawal is not available.

Excess Withdrawals. Each time there is an excess withdrawal, the Lifetime Benefit Basis will be reset to equal the lesser of:

     (1) the Contract Value immediately following the withdrawal; or
     (2) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if the withdrawal is the first Excess Withdrawal to be made during the rider year, otherwise (ii) the amount of the withdrawal.

Simple Interest Benefit. Under the Income Now rider, the Simple Interest Benefit increase will equal simple interest of 5% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increases).

Under the Income Later rider, the Simple Interest Benefit increase will equal simple interest of 10% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase).


Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.


Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Continuation Benefit. There is no continuation benefit.

Termination. The rider does not terminate upon change of ownership of the Contract.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.70% of average daily Benefit Basis for the prior Contract Year.

                               *        *       *

EXAMPLES

                                INCOME NOW OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 64.

This means:

    o  The Lifetime Benefit Basis is $100,000; and
    o The guaranteed annual lifetime withdrawal amount is $5,250 (GALWA) if a withdrawal is taken immediately (5.25% rate for withdrawals beginning at attained age 64 x $100,000).
    o  The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
    o The guaranteed annual lifetime withdrawal amount is $7,875, which is 5.25% of the new Lifetime Benefit Basis.
    o The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,250 = $100,000 x 5.25%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,250 GALWA; and
    o The GALWA is $5,250; this does not change because the withdrawal does not exceed the $5,250 GALWA.
    o Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $94,750, which is the prior minimum death benefit of $100,000 less the withdrawal of $5,250.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries; for a total increase of $15,000 - assumes that the lifetime basis has not been stepped-up to a higher amount.
    o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,612.50 (5.75% rate for age 67 times the $115,000 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,612.50 GALWA. The adjusted amount is the lesser of (1) or (2) below:
           1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
           2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
    o The GALWA is $3,737.50 after the withdrawal, which is 5.75% (the rate for age 67) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
           1. The death benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $43,387.50 ($50,000 - $6,612.50 = $43,387.50).
                o $43,387.50 / $150,000 * $100,000 - $43,765 = -$14,462.50
    o New death benefit after all adjustments $100,000 - $50,000 - (-$14,462.50) = $64,462.50

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
    o The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,612.50 (5.75% rate for age 67 times the $115,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,612.50 GALWA. The adjusted value is the lesser of (1) or
       (2) below:
           1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
           2. The Contract Value after the withdrawal: $80,000 - $50,000 =
              $30,000
    o  The GALWA is $1,725, which is 5.75% of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
           1. The death benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $43,387.50 ($50,000 - $6,612.50 = $43,387.50).
                o $43,387.50 / $80,000 * $100,000 - $43,387.50 = $10,846.88
    o New death benefit after all adjustments $100,000 - $50,000 - $10,846.88 = $39,153.13

EXAMPLE 5 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $437.50 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The guaranteed annual lifetime withdrawal at this time, prior to the $10,000 withdrawal, is $5,250. There has been a total of $4,375 withdrawn to this point this year (10 withdrawals of $437.50). The remaining lifetime withdrawal for the Contract Year is $875 ($5,250 - $4,375 = $875).
    o Because the prior withdrawals were not excess withdrawals, the excess withdrawal adjustment will use the total withdrawals for the rider year or $14,375, the $4,375 of prior withdrawals plus the $10,000 withdrawal.
    o The Lifetime Benefit Basis is adjusted to $85,625 because the $10,000 withdrawal exceeds the $875 GALWA remaining for the year. The adjusted amount is the lesser of (1) or (2) below:
           1. The prior Lifetime Benefit Basis decreased by total withdrawals for the year: $100,000 - $14,375 = $85,625; or
           2. The Contract Value after the withdrawal: $105,000 - $10,000 = $95,000.
    o The GALWA is $4,495.31 after the withdrawal, which is 5.25% (the rate for age 64) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The death benefit before the withdrawal is $95,625. The initial $100,000 has been reduced a total of $4,375 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
           1. The death benefit will be reduced by $10,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $9,125 ($10,000 - $875 = $9,125).
                o $9,125 / $105,000 * $95,625 - $9,125 = $-814.73
    o New death benefit after all adjustments $95,625 - $10,000 - ($-814.73) = $86,439.73

EXAMPLE 6 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 6, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $85,625 as adjusted for the previous excess withdrawal.
    o The guaranteed annual lifetime withdrawal at this time, prior to this withdrawal, is $4,495.31. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because there was a prior excess withdrawal this year, the excess withdrawal adjustment will use amount of this withdrawal.
    o The Lifetime Benefit Basis is adjusted to $55,000 because the withdrawal is an excess withdrawal. The adjusted value is the lesser of (1) or (2) below:
           1. The prior Lifetime Benefit Basis less the withdrawal: $85,625 - $25,000 = $60,625; or
           2. The Contract Value after the withdrawal: $80,000 - $25,000 =
              $55,000
    o The GALWA is $2,887.50, which is 5.25% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The death benefit before the withdrawal is $86,439.73, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
           1. The death benefit will be reduced by $25,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                o $25,000 / $80,000 * $86,439.73 - $25,000 = $2,012.42

    o New death benefit after all adjustments $86,439.73 - $25,000 - $2,012.42 = $59,427.31

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Value of the Contract on the third Contract Anniversary is $125,000.

    o The existing Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $125,000.
    o The guaranteed annual lifetime withdrawal after the step up is $7,187.50 (5.75% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).

           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

    o The Minimum Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 8 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,250 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The guaranteed annual lifetime withdrawal after the step up is $6,325 (5.75% rate for age 67 - Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).

           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

    o The Minimum Death Benefit would be $84,250, the initial $100,000 reduced for each of the $5,250 withdrawals previously taken.

EXAMPLE 9 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving their $5,250 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The guaranteed annual lifetime withdrawal remains at $5,250 (5.25% rate for age 64 - the time of the first withdrawal.
    o  Because no step up occurs, the withdrawal percentage does not change.
    o The Minimum Death Benefit would be $84,250, the initial $100,000 reduced for each of the $5,250 withdrawals previously taken.

                               INCOME LATER OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

    o  The Lifetime Benefit Basis is $100,000; and
    o The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5.00% rate for withdrawals beginning at attained age 68 x $100,000).
    o  The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
    o The guaranteed annual lifetime withdrawal amount is $7,500, which is 5.00% of the new Lifetime Benefit Basis.
    o The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5.00%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
    o The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
    o Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $95,000, which is the prior minimum death benefit of $100,000 less the withdrawal of $5,000.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial Lifetime Benefit Basis ($10,000) on each of the first three Contract Anniversaries; for a total increase of $30,000 - assumes that the lifetime basis has not been stepped-up to a higher amount.
    o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $7,150 (5.50% rate for age 71 times the $130,000 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $80,000 because the $50,000 withdrawal exceeds the $7,150 GALWA. The adjusted amount is the lesser of
       (1) or (2) below:
           1. The prior Lifetime Benefit Basis less the withdrawal: $130,000 - $50,000 = $80,000; or
           2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
    o The GALWA is $4,400 after the withdrawal, which is 5.50% (the rate for age 71) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
           1. The death benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $42,850 ($50,000 - $7,150 = $42,850).
                o $42,850 / $150,000 * $100,000 - $42,850 = $-13,500
    o New death benefit after all adjustments $100,000 - $50,000 - ($-13,500) = $63,500

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial basis ($10,000) on each of the first three Contract Anniversaries, for a total increase of $30,000.
    o The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $7,150 (5.50% rate for age 71 times the $130,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $7,150 GALWA. The adjusted value is the lesser of (1) or (2) below:
           1. The prior Lifetime Benefit Basis less the withdrawal: $130,000 - $50,000 = $80,000; or
           2. The Contract Value after the withdrawal: $80,000 - $50,000 =
              $30,000
    o  The GALWA is $1,650, which is 5.50% of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
           1. The death benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $42,850 ($50,000 - $7,150 = $42,850).
                o $42,850 / $80,000 * $100,000 - $42,850 = $10,875
    o New death benefit after all adjustments $100,000 - $50,000 - $10,875 = $39,125

EXAMPLE 5 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $416.67 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The guaranteed annual lifetime withdrawal at this time, prior to the $10,000 withdrawal, is $5,000. There has been a total of $4,166.70 withdrawn to this point this year (10 withdrawals of $416.67). The remaining lifetime withdrawal for the Contract Year is $833.30 ($5,000 - $4,166.70 = $833.30).
    o Because the prior withdrawals were not excess withdrawals, the excess withdrawal adjustment will use the total withdrawals for the rider year or $14,166.70, the $4,166.70 of prior withdrawals plus the $10,000 withdrawal.

    o The Lifetime Benefit Basis is adjusted to $85,833.30 because the $10,000 withdrawal exceeds the $875 GALWA remaining for the year. The adjusted amount is the lesser of (1) or (2) below:
           1. The prior Lifetime Benefit Basis decreased by total withdrawals for the year: $100,000 - $14,166.70 = $85,833.30; or
           2. The Contract Value after the withdrawal: $105,000 - $10,000 = $95,000.
    o The GALWA is $4,291.66 after the withdrawal, which is 5.00% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The death benefit before the withdrawal is $95,833.30. The initial $100,000 has been reduced a total of $4,166.70 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
           1. The death benefit will be reduced by $10,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $9,166.70 ($10,000 - $833.30 = $9,166.70).
                o $9,166.70 / $105,000 * $95,833.30 - $9,166.70 = $-820.27
    o New death benefit after all adjustments $95,833.30 - $10,000 - ($-820.27) = $86,633.57

EXAMPLE 6 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 6, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $85,833.30 as adjusted for the previous excess withdrawal.
    o The guaranteed annual lifetime withdrawal at this time, prior to this withdrawal, is $4,291.66. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because there was a prior excess withdrawal this year, the excess withdrawal adjustment will use amount of this withdrawal.
    o The Lifetime Benefit Basis is adjusted to $55,000 because the withdrawal is an excess withdrawal. The adjusted value is the lesser of (1) or (2) below:
           1. The prior Lifetime Benefit Basis less the withdrawal: $85,833.30 - $25,000 = $60,833.30; or
           2. The Contract Value after the withdrawal: $80,000 - $25,000 =
              $55,000
    o The GALWA is $2,750, which is 5.00% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The death benefit before the withdrawal is $86,633.57, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
           1. The death benefit will be reduced by $25,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                o $25,000 / $80,000 * $86,633.57 - $25,000 = $2,072.99
    o New death benefit after all adjustments $86,633.57 - $25,000 - $2,072.99 = $59,560.58

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Value of the Contract on the third Contract Anniversary is $145,000.

    o The existing Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial basis ($10,000) on each of the first three Contract Anniversaries.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $145,000.
    o The guaranteed annual lifetime withdrawal after the step up is $7,975 (5.50% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).

           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

    o The Minimum Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 8 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The guaranteed annual lifetime withdrawal after the step up is $5,000 (5.00% rate for age 68 - The withdrawal percentage is established based on current age at the time of the first withdrawal, and does not change once withdrawals have started).

           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

    o The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

EXAMPLE 9 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The guaranteed annual lifetime withdrawal remains at $5,000 (5.00% rate for age 68 - the time of the first withdrawal.
    o Because no step up occurs, the lifetime withdrawal amount does not change.
    o The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

                                   APPENDIX H
       GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED AFTER
                  OCTOBER 28, 2007 BUT BEFORE NOVEMBER 24, 2008
================================================================================

Guaranteed Minimum Withdrawal Benefit riders issued after October 28, 2007 but before November 24, 2008 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued on or after November 24, 2008 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Excess Withdrawal. Each time there is an excess withdrawal, the Lifetime Benefit Basis will be reset to equal the lesser of:

    (1) the Contract Value immediately following the withdrawal; or
    (2) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if the withdrawal is the first excess withdrawal to be made during the rider year, otherwise (ii) the amount of the withdrawal.

Maximum Anniversary Death Benefit. An optional Maximum Anniversary Death Benefit is offered. Before the Annuitant's age 85 Contract Anniversary, the death benefit payable under the Guaranteed Minimum Withdrawal Benefit will be the greater of the Maximum Anniversary Value and the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, less any premium expense charge not previously deducted. On or after the Annuitant's 85th Contract Anniversary, the amount that will be payable under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit will be the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, less any premium expense charge not previously deducted.

On the rider issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:

(1)     the date an additional purchase payment is received by us;
(2)     the date of payment of a partial withdrawal; and
(3)     on each Rider Anniversary.

When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

Under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit, if there is a partial withdrawal, the Guaranteed Minimum Withdrawal Benefit with Maximum Withdrawal Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an excess withdrawal. If the withdrawal is an excess withdrawal, we will adjust the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit by (a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:

    (a) = the excess withdrawal amount;
    (b) = the Contract Value immediately before the excess withdrawal; and
    (c) = the most recently calculated Maximum Anniversary Value immediately before the date of the excess withdrawal, less any adjustments previously made for prior excess withdrawals.

The adjustment for an excess withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).

The Maximum Anniversary Value on each Rider Anniversary is equal to the greater of the most recently calculated Maximum Anniversary Value or your Contract Value.

Extra Credit Plan. The Purchase Payment Credit enhancement of 6% is not available.

Age Requirements. The rider is subject to the eligibility requirements described below.

--------------------------------------------------------------------------------
       Type of Contract                Age Requirements At Rider Issue Date
--------------------------------------------------------------------------------
Single Owner                         Owner must be between ages 45-85
--------------------------------------------------------------------------------
Single Owner/Non-Natural Owner       Each Annuitant must be between ages 45-85
--------------------------------------------------------------------------------
Jointly Owned Contract               Joint Owner must both be between ages 45-85
                                     on the rider issue date
--------------------------------------------------------------------------------

Amount of your GALWA. These riders did not offer two options designed for whether you expect to begin withdrawals now or later. The table shows the annual lifetime benefit percentages allowed for these riders.

--------------------------------------------------------------------------------
  Attained Age of Annuitant        Joint Annuitants -- Attained Age of Younger
   at First Withdrawa(l)                 Annuitant at First Withdrawal*
--------------------------------------------------------------------------------
    Age          Percentage             Age                    Percentage
--------------------------------------------------------------------------------
   45-58             4%                 45-58                     3%
--------------------------------------------------------------------------------
   59-64             5%                 59-64                     4%
--------------------------------------------------------------------------------
   65-69            5.5%                65-69                    4.5%
--------------------------------------------------------------------------------
   70-74             6%                 70-74                     5%
--------------------------------------------------------------------------------
    75+             6.5%                75+                      5.5%
--------------------------------------------------------------------------------

*If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

Withdrawals in General. The Non-Lifetime Withdrawal is not available.

Simple Interest Benefit. The restart of the Simple Interest Benefit on step up is not available. The Simple Interest Benefit increase will equal simple interest of 5% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increases). The benefit is in effect on each of the first 10 rider anniversaries, provided no withdrawals have occurred since the rider issue date.

Lifetime Benefit Basis Step Up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically "stepped up" each year to equal your current Contract Value. Step ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the Step-Up date.


Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.


Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period. The rider does not terminate upon change of ownership of the Contract.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Continuation Benefit. There is no continuation benefit.

Rider Charge. The maximum and current annual Guaranteed Minimum Withdrawal Benefit charge percentages are as follows:

    o 0.65% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit. The maximum charge is 1.00%;

    o 0.80% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Value Death Benefit, with the maximum charge being 1.15%; and

    o 0.65% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit (without any inherent death benefit), with the maximum charge of 1.00%.

                               *       *        *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 64.

This means:

    o  The Lifetime Benefit Basis is $100,000; and
    o The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 * $100,000).
    o  The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the Contract Value and result in additional adjustments to the Lifetime Benefit Basis and minimum death benefit, unless the Owner chooses to have those charges deducted from the amount they receive.
    o Assumes the Guaranteed Minimum Withdrawal Benefit with the Minimum Guaranteed Death Benefit option is chosen. The death benefit adjustment calculations described here only apply to the death benefit provided by the Guaranteed Minimum Withdrawal Benefit rider. They do not apply to other optional death benefits riders.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
    o The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new Lifetime Benefit Basis.
    o The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 * 5%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
    o The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
    o Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $145,000.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred and no prior Step-Ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries; for a total increase of $15,000 - assumes that the lifetime basis has not been stepped-up to a higher amount.
    o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,325 GALWA. The adjusted amount is the lesser of
       (1) or (2) below:
           1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
           2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
    o  The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age
       67) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
           1. The death benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $43,675 ($50,000 - $6,325 = $43,675).
           3. $43,675 / $150,000 * $100,000 - $43,675 = $-14,558
    o New death benefit after all adjustments $100,000 - $50,000 - ($-14,558) = $64,558

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or Step-Ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
    o The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,325 GALWA. The adjusted value is the lesser of (1) or (2) below:
           1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
           2. The Contract Value after the withdrawal: $80,000 - $50,000 =
              $30,000
    o  The GALWA is $1,650, which is 5.5% of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
           1. The death benefit will be reduced by $6,325 for the withdrawal within the GALWA limits.
           2. There will be an additional adjustment for the excess withdrawal amount of $43,675 ($50,000 - $6,325 = $43,675).
           3. $43,675 / $80,000 * $100,000 - $43,675 = $10,919
    o New death benefit after all adjustments $100,000 - $50,000 - $10,919 = $39,081

EXAMPLE 5 (STEP-UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior Step-Ups have occurred, and the Value of the Contract on the third Contract Anniversary is $125,000.

    o The existing Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
    o The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $125,000.
    o The guaranteed annual lifetime withdrawal after the Step-Up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).

           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

    o The Minimum Death Benefit remains $100,000 - it is not impacted by a Step-Up.

EXAMPLE 6 (STEP-UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior Step-Ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase.
    o The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The guaranteed annual lifetime withdrawal at after the Step-Up is $5,500 (5% rate for age 64 - the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up Lifetime Benefit Basis).

           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

    o The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

                                   APPENDIX I
       GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED AFTER
                  OCTOBER 29, 2006 BUT BEFORE OCTOBER 29, 2007
================================================================================

Guaranteed Minimum Withdrawal Benefit riders issued after October 29, 2006 but before October 29, 2007 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as riders that may be issued after October 29, 2007 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Age Requirements. These riders are subject to the eligibility requirements described below.

--------------------------------------------------------------------------------------------------------------------------------
     Type of Contract              Age Requirements At Rider Issue Date                         Annuitant Requirements
--------------------------------------------------------------------------------------------------------------------------------
Single Owner                Owner must be between ages 45-85                         Annuitant must be between ages 45-85
--------------------------------------------------------------------------------------------------------------------------------
Single Owner/Non-           Each Annuitant must be between ages 45-85                Annuitant must be a natural person between
Natural Owner                                                                        ages 45-85 on the rider issue date
--------------------------------------------------------------------------------------------------------------------------------
Jointly Owned Contract      Joint Owners must be spouses; each spouse must be        Annuitants must be natural persons between
                            between ages 45-85 on the rider issue date               ages 45-85 on the rider issue date
--------------------------------------------------------------------------------------------------------------------------------


Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.


Withdrawals in General. Under the rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first rider issue date, you may make guaranteed withdrawals each rider year up to the GALWA. The Non-Lifetime Withdrawal is not available.

Excess Withdrawals. If a partial withdrawal taken during a rider year is more than the current GALWA, an excess withdrawal occurs. The GALWA, Lifetime Benefit Basis will be reset to equal the lesser of:

    (a) the Contract Value immediately following the withdrawal; or
    (b) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

Simple Interest Benefit. If you do not take any withdrawals, your GALWA will increase annually on each Rider Anniversary until the earliest of:

    o  the date of your first withdrawal; or
    o the 10th Rider Anniversary (or the 10th Step-Up anniversary, if a Step-Up is elected).

Each increase will be equal to five percent (5%) of the Lifetime Benefit Basis as of your first Rider Anniversary (or Step-Up anniversary if a Step-Up is elected). The restart of the Simple Interest Benefit on step up is not available.

Extra Credit Plan. The Purchase Payment Credit enhancement is not available.

Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date. Terminating the rider prior to the expiration of the Minimum Charge Period of 7 years will result in rider charges continuing to be assessed (based on individual state regulations) until the Minimum Charge Period is reached. In addition, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate on the earliest of:

    (a) the Payout Date;
    (b) the date Due Proof of Death of the Annuitant (last remaining Annuitant, if joint Annuitants) is received;
    (c) the date there is a change of Annuitant for any reason; or
    (d) the date you surrender your Contract.

If you violate the allocation restrictions, your rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider. The rider does not terminate on change of ownership.

Amount of your GALWA. We determine your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage. These riders did not offer two options designed for whether you expect to begin withdrawals now or later. The table shows the annual lifetime benefit percentages allowed for these riders.

--------------------------------------------------------------------------
                          Joint Annuitants (age    Joint Annuitants (age
                            difference 5 yrs or    difference over 5 yrs)
                          less) Attained Age of       Attained Age of
Attained Age at First       Oldest Annuitant at     Oldest Annuitant at
     Withdrawal            First Withdrawal(1)      First Withdrawal(2)
--------------------------------------------------------------------------
 Age      Percentage        Age      Percentage    Age      Percentage
--------------------------------------------------------------------------
45-58          4%          45-58          3%       45-58         2%
--------------------------------------------------------------------------
59-64          5%          59-64          4%       59-64         3%
--------------------------------------------------------------------------
65-69         5.5%         65-69         4.5%      65-69        3.5%
--------------------------------------------------------------------------
70-74          6%          70-74          5%       70-74         4%
--------------------------------------------------------------------------
 75+          6.5%          75+          5.5%       75+         4.5%
--------------------------------------------------------------------------

(1)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.
(2)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 2%.

Step-Up. On any monthly anniversary (a monthly anniversary is the same day each month as your rider issue date) on or following your third Rider Anniversary (and on any monthly anniversary or following each subsequent third rider Step-Up anniversary), you may, subject to certain conditions, "Step-Up" the Lifetime Benefit Basis to equal your current Contract Value.

You may Step-Up the Lifetime Benefit Basis provided:

    (a) your Contract Value is greater than zero;
    (b) your Contract Value is greater than the Lifetime Benefit Basis as of the Step-Up date;
    (c) the Annuitant (or oldest Annuitant, if there are joint Annuitants) is age 85 or younger as of the Step-Up date; and
    (d) we receive your Written Request to Step-Up the Lifetime Benefit Basis at our Mailing Address.

The Step-Up date will be the monthly anniversary following the receipt of your Written Request. An automatic step up option is not available.

Rider Charge. The maximum annual charge is 1.00% and the current annual charge is 0.60% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the rider charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to Step-Up the Lifetime Benefit Basis, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or the start of payments under an Income Payout Option, does not occur on a Contract Anniversary. Even if you do not choose to make withdrawals under the rider, the rider charges will not be refunded.

                               *        *        *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 64.

This means:

    o  The Lifetime Benefit Basis is $100,000; and
    o The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 * $100,000).
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the Contract Value and result in additional adjustments to the Lifetime Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
    o The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new Lifetime Benefit Basis.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 * 5%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
    o The GALWA is $5,000. This does not change because the withdrawal does not exceed the $5,000 GALWA.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred.

    o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $1 5,000.
    o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,325 GALWA. The adjusted amount is the lesser of
       (1) or (2) below:
           1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 -$50,000 = $65,000; or
           2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
    o  The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age
       67) of the new Lifetime Benefit Basis.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o The Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
    o The guaranteed minimum withdrawal at this time (before the $50,000 withdrawal) is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,325 GALWA. The adjusted value is the lesser of (1) or (2) below:
           1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 -$50,000 = $65,000; or
           2. The Contract Value after the withdrawal: $80,000 - $50,000 =
              $30,000
    o  The GALWA is $1,650, which is 5.5% of the new Lifetime Benefit Basis.

EXAMPLE 5 (STEP-UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken and the value of the Contract on the third Contract Anniversary is $125,000.

    o The existing Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
    o The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $125,000.
    o The guaranteed annual lifetime withdrawal at after the Step-Up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).

    NOTE: If the Owner chooses to Step-Up the Lifetime Benefit Basis a new seven -year Minimum Charge Period will begin starting on the date of the Step-Up. Also, following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 6 (STEP-UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional no withdrawals have been taken. The Value of the Contract on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase.
    o The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The guaranteed annual lifetime withdrawal at after the Step-Up is $5,500 (5% rate for age 64 -- the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up Lifetime Benefit Basis).

NOTE: If the Owner chooses to Step-Up the Lifetime Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the Step-Up. Also, following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX J
   GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ISSUED BEFORE OCTOBER 30, 2006
================================================================================

Guaranteed Minimum Withdrawal Benefit riders issued before October 30, 2006 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is only applicable to riders issued before October 30, 2006 as well as riders issued after October 30, 2006 but before November 24, 2008 in states that had not approved a more current version of this rider. We are no longer issuing riders in this form.

General. The rider is available only when you purchase the Contract.

Age Requirements. These riders are subject to the eligibility requirements described below.

-------------------------------------------------------------------------------------------------------------------------------
   Type of Contract                 Age Requirements At Rider Issue Date                    Annuitant Requirements
-------------------------------------------------------------------------------------------------------------------------------
Single Owner                 Owner must be between ages 45-85                      Annuitant must be between ages 45-85
-------------------------------------------------------------------------------------------------------------------------------
Single Owner/Non-            Each Annuitant must be between ages 45-85             Annuitant must be a natural person between
Natural Owner                                                                      ages 45-85 on the rider issue date
-------------------------------------------------------------------------------------------------------------------------------
Jointly Owned Contract       Joint Owners must be spouses; each spouse must        Annuitants must be natural persons
                             be between ages 45-85 on the rider issue date         between ages 45-85 on the rider issue date
-------------------------------------------------------------------------------------------------------------------------------


Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.


Simple Interest Benefit. The restart of the Simple Interest Benefit is not available.

Extra Credit Plan. The Purchase Payment Credit enhancement is not available.

Withdrawals in General. Under the rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first Rider Anniversary, you may make guaranteed withdrawals each rider year up to the guaranteed annual withdrawal amount ("GAWA") (under the annual withdrawal option) or the GALWA (under the annual lifetime benefit option). Guaranteed withdrawals up to the GALWA will not impact the Benefit Basis or the Lifetime Benefit Basis. Guaranteed withdrawals up to the GAWA will not impact the Benefit Basis, but will impact the Lifetime Benefit Basis, if the withdrawal exceeds the GALWA. If you choose to receive only a part of, or none of, your GAWA or GALWA in any given rider year, your GAWA and GALWA is not cumulative and will not increase. For example, if your GALWA is $1,500 and you withdraw $1,000 one year, your GALWA will not increase next year by the $500 you did not withdraw. In general, you may switch from one withdrawal option to the other without prior notification to us. Rather, the actual amount of the guaranteed withdrawal during a rider year will determine which of the withdrawal options is applicable for that rider year. However, if payments are made under a Guaranteed Minimum Withdrawal Benefit settlement, we will require you to choose the withdrawal option and withdrawal amount for any remaining guaranteed withdrawals. The Non-Lifetime Withdrawal is not available.

If you extend the Payout Date beyond the Contract Anniversary following the Annuitant's (primary Annuitant, if joint Annuitants) 85th birthday (or 10 years from the Contract Issue Date if later), you must elect to receive withdrawals under either the annual withdrawal benefit option or annual lifetime benefit option.

Excess Withdrawals more than the GAWA. Within each rider year, you may also withdraw more than the GAWA or the GALWA. The portion of any withdrawal which is in excess of the GAWA or the GALWA in effect at the time of the withdrawal request is referred to as an "excess withdrawal." In addition, an excess withdrawal may occur when the amount withdrawn, when added to prior withdrawals during a rider year, exceeds the GAWA or the GALWA. Any partial withdrawal before the first Rider Anniversary is an excess withdrawal. Excess withdrawals will reduce your Benefit Basis and/or Lifetime Benefit Basis, and may do so by more than the actual amount of the excess withdrawal.

If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current GAWA, we will make the following adjustments:

    (a) reduce the remaining withdrawal amount to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous remaining withdrawal amount reduced dollar for dollar by the amount of the withdrawal;
    (b) reset the Benefit Basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous Benefit Basis reduced dollar for dollar by the amount of the withdrawal; and (c) reset the Lifetime Benefit Basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If we reduce the resulting Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GAWA. If the Company reduces the resulting Lifetime Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GALWA.

Excess Withdrawals more than the GALWA. If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current GALWA but less than the current GAWA, we will make the following adjustments:

    (a) reduce the remaining withdrawal amount dollar for dollar by the amount of the withdrawal; and
    (b) reset the Lifetime Benefit Basis to equal the lesser of: (1) the Contract Value immediately following the withdrawal; or (2) reduce the previous Lifetime Benefit Basis dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If we reduce the Lifetime Benefit Basis as a result of the excess withdrawal, we will also reduce the GALWA. Required minimum distributions from a Contract that are greater than GAWA or GALWA are considered excess withdrawals.

Conversion from the Guaranteed Minimum Accumulation Benefit rider. Conversions are only available on a Contract Anniversary. Per the rider terms, conversions are based on Contract Value. However, we have elected to process conversions based on the greater of Benefit Basis or Contract Value.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period of seven years. In addition, the rider will automatically terminate on the earliest of:


    (a) the date the remaining withdrawal amount is reduced to zero and there are no further guaranteed withdrawals allowed under the annual lifetime benefit option;
    (b) the Payout Date;
    (c) the date Due Proof of Death of the Annuitant is received;
    (d) the date there is a change of Annuitant for any reason; or
    (e) the date you surrender your Contract.

If you violate the allocation restrictions, your rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider. The rider does not terminate on change of ownership.


Amount of your GAWA and GALWA. We determine your GAWA by multiplying the Benefit Basis by the current annual withdrawal benefit percentage of 7%. Similarly, We determine your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage shown on your Rider Data Page. The annual lifetime benefit percentage currently is 4% for Annuitant less than age 60 on the rider date and it currently is 5% for Annuitants age 60 or more on the rider date. Any change in the Benefit Basis or Lifetime Benefit Basis will also result in a change in the GAWA or GALWA, as appropriate. These riders did not offer two options designed for whether you expect to begin withdrawals now or later.

Step-Up. On your fifth Rider Anniversary (and any subsequent fifth Rider Anniversary following a Step-Up), you may, subject to certain conditions, "Step-Up" the Benefit Basis and Lifetime Benefit Basis to equal your current Contract Value. You may Step-Up the Benefit Basis and Lifetime Benefit Basis provided:

    (a) you have not taken any withdrawals since the start date for the current Benefit Period;
    (b) your Contract Value is greater than zero;
    (c) your Contract Value is greater than the Benefit Basis as of the Step-Up date;
    (d) the Annuitant is age 85 or younger as of the Step-Up date; and
    (e) we receive your Written Request to Step-Up the Benefit Basis and Lifetime Benefit Basis at our Mailing Address at least thirty (30) days prior to the end of the fifth (5th) rider year for the current Benefit Period. The Step-Up date will be the Rider Anniversary as of the end of that rider year.

If you elect the "Step-Up," the start date for the new Benefit Period will be the Step-Up date, and the Benefit Basis and Lifetime Benefit Basis will equal your Contract Value as of the Step-Up date. A new Minimum Charge Period will begin. The charge for the new Benefit Period may differ from the prior charge, but will not exceed the maximum rider charge of 1% of the average monthly Contract Value for the prior year. An automatic Step-Up feature is not available.

Rider Charge. The maximum annual charge is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary. Even if you do not choose to make withdrawals under the rider, the rider charges will not be refunded.

                                *       *       *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means:

    o  the Benefit Basis is $100,000;
    o  the remaining withdrawal amount is $100,000;
    o  the GAWA is $7,000;
    o  the Lifetime Benefit Basis is $100,000; and
    o  the guaranteed annual lifetime withdrawal amount (GALWA) is $4,000.

Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis and Lifetime Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o the Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment;
    o the remaining withdrawal amount is $150,000, which is the prior remaining withdrawal amount plus the additional purchase payment;
    o  the GAWA is $10,500, which is 7% of the new Benefit Basis;
    o the Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
    o  the GALWA is $6,000, which is 4% of the new Lifetime Benefit Basis.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN AFTER THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,000) after the first Contract Anniversary.

    o the Benefit Basis is $100,000, this does not change because the withdrawal is less then the $7,000 GAWA;
    o the remaining withdrawal amount is $96,000, the prior remaining withdrawal amount minus the $4,000 lifetime withdrawal;
    o the GAWA is $7,000, this does not change because the withdrawal is less then the $7,000 GAWA;
    o the Lifetime Benefit Basis is $100,000, this does not change because the lifetime withdrawal does not exceed the $4,000 GALWA; and
    o the GALWA is $4,000. This does not change because the lifetime withdrawal does not exceed the $4,000 GALWA.

EXAMPLE 3 (GUARANTEED ANNUAL WITHDRAWALS START AFTER THE FIRST ANNIVERSARY):
Starting with the Base Assumptions, the Owner withdraws the GAWA ($7,000) after the first Contract Anniversary and Contract Value is $110,000 at the time of the withdrawal.

    o The Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $7,000 GAWA;
    o The remaining withdrawal amount is $93,000, the prior remaining lifetime withdrawal amount minus the $7,000 withdrawal;
    o The GAWA is $7,000, this does not change because the lifetime withdrawal does not exceed the $7,000 GAWA;
    o the Lifetime Benefit Basis is adjusted to $93,000 Because the lifetime withdrawal exceeds the $4,000 GALWA, this value is adjusted to be the lesser of (1) or (2) below:
           1. the prior Lifetime Benefit Basis less the withdrawal: $100,000 - $7,000 = $93,000; or
           2. the Contract Value after the withdrawal: $110,000 - $7,000 = $103,000.
    o  The GALWA is $3,720, which is 4% of the new Lifetime Benefit Basis.

    NOTE: While this withdrawal amount is allowed under the terms of the GAWA, it is an excess withdrawal under the terms of the GALWA.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE EXCEEDS THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o The Benefit Basis is adjusted to $50,000 because the lifetime withdrawal exceeds the $7,000 GALWA. The adjusted value is calculated as the lesser of (1) or (2) below:
           1. The prior Benefit Basis less the withdrawal: $100,000 - $50,000 = $50,000; or
           2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
    o The remaining withdrawal amount is adjusted to $50,000 because the lifetime withdrawal exceeds the $7,000 GAWA. The adjustment is calculated as the lesser of (1) or (2) below:
           1. The prior remaining withdrawal amount less the withdrawal:
              $100,000 - $50,000 = $50,000; or
           2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
    o  The GAWA is $3,500, which is 7% of the new Benefit Basis;
    o The Lifetime Benefit Basis is adjusted to $50,000 because the lifetime withdrawal exceeds the $4,000 GALWA. The adjusted amount is the lesser of
       (1) or (2) below:

           1. The prior Lifetime Benefit Basis less the withdrawal: $100,000 - $50,000 = $50,000; or
           2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
    o  The GALWA is $2,000, which is 4% of the new Lifetime Benefit Basis.

EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o The Benefit Basis is adjusted to $30,000 because the lifetime withdrawal exceeds the $7,000 GALWA. The adjusted basis is the lesser of (1) or (2) below:
           1. The prior Benefit Basis less the withdrawal: $100,000 - $50,000 = 50,000; or
           2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000.
    o The remaining withdrawal amount is adjusted to $30,000 because the lifetime withdrawal exceeds the $7,000 GAWA. The value is adjusted to be the lesser of (1) or (2) below:
           1. The prior remaining withdrawal amount less the withdrawal:
              $100,000 - $50,000 = $50,000; or
           2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000.
    o  The GAWA is $2,100, which is 7% of the new Benefit Basis;
    o The Lifetime Benefit Basis is adjusted to $30,000 because the lifetime withdrawal exceeds the $4,000 GALWA. The adjusted value is the lesser of
       (1) or (2) below:
           1. The prior Lifetime Benefit Basis less the withdrawal: $100,000 - $50,000 = $50,000; or
           2. The Contract Value after the withdrawal: $80,000 - $50,000 =
              $30,000
    o  The GALWA is $1,200, which is 4% of the new Lifetime Benefit Basis.

                                   APPENDIX K
 EXAMPLES OF GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED ON
                AND AFTER OCTOBER 19, 2009 BUT BEFORE MAY 1, 2010
================================================================================

                             10-YEAR BENEFIT PERIOD

Guaranteed Minimum Accumulation Benefit riders issued after October 19, 2009 but before May 1, 2010 have the same features described in the Guaranteed Minimum Accumulation Benefit rider, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as riders that may be issued on or after May 1, 2010 in states that have not approved a more current version of this rider that may be issued in connection with applications signed before May 1, 2010.


Termination. The rider does not terminate upon change of ownership of the Contract.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Models do not include the Foundation Account.

                               *         *       *

EXAMPLES


BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charges apply. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount received.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o  The adjustment to the Benefit Basis is $50,000 which is the greater of:
    o  The withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
           1. partial withdrawal amount: $50,000;
           2. Contract Value immediately prior to the withdrawal: $150,000;
           3. the Benefit Basis immediately prior to the withdrawal: $100,000.
    o So, the proportion of the Benefit Basis withdrawn: ($50,000 / $150,000) * $100,000 = $33,333.33.
    o Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o  The adjustment to the Benefit Basis is $62,500 which is the greater of:
    o  The prior Benefit Basis less the withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
           1. partial withdrawal amount: $50,000;
           2. Contract Value immediately prior to the withdrawal: $80,000;
           3. the Benefit Basis immediately prior to the withdrawal: $100,000.
    o So, the proportion of the Benefit Basis withdrawn: ($50,000 / $80,000) * $100,000 = $62,500.
    o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th Rider Anniversary the Contract Value is $135,000.

    o  The existing Benefit Basis is $100,000.
    o The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.
    o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step up date).

    NOTE: If the Owner chooses to step up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

    NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 5 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o  The existing Benefit Basis is $100,000.
    o We will add $25,000 to the Contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RECEIVE A REFUND OF THE CHARGES - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o  The existing Benefit Basis is $100,000.


    o We will add an amount equal to the total charges collected for the current 10-year Benefit Period to the Contract Value.
    o This will add $10,500 to the Contract - the $100,000 Benefit Basis times a 1.05% annual charge for the 10-year Benefit Period.


    o  So the Contract Value will be $115,500 after the refund of charges.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 10-YEAR PERIOD - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o  The existing Benefit Basis is $100,000.


    o  The rider will renew for an additional 10-year Benefit Period.


    o The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 20th Contract Anniversary (10 years from the renewal date).
    o  No charges will be refunded for the 10-year period that is expiring.

    NOTE: If the Owner chooses to renew the Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the renewal.

    NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX L
      GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED AFTER
                   APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009
================================================================================

Guaranteed Minimum Accumulation Benefit riders issued after April 30, 2009 but before October 19, 2009 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to April 30, 2009.


Termination. The rider does not terminate upon change of ownership of the Contract.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Models do not include the Foundation Account.

Expiration Date. If the rider terminates at the expiration date, we will increase your Contract Value by the amount of all rider charges deducted during the most recent Benefit Period. We will allocate this increase according to your purchase payment allocation designation on file.


Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.80% of average daily Benefit Basis for the prior Contract Year.

                              *        *         *

EXAMPLES

                             10-YEAR BENEFIT PERIOD

Base Assumptions: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charges apply. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount received.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o  The adjustment to the Benefit Basis is $50,000 which is the greater of:
    o  The withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
           1. partial withdrawal amount: $50,000;
           2. Contract Value immediately prior to the withdrawal: $150,000;
           3. the Benefit Basis immediately prior to the withdrawal: $100,000.
    o  So, the proportion of the Benefit Basis withdrawn:
       ($50,000/$150,000)*$100,000 = $33,333.33.
    o Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o  The adjustment to the Benefit Basis is $62,500 which is the greater of:
    o  The prior Benefit Basis less the withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
           1. partial withdrawal amount: $50,000;
           2. Contract Value immediately prior to the withdrawal: $80,000;
           3. the Benefit Basis immediately prior to the withdrawal: $100,000.
    o  So, the proportion of the Benefit Basis withdrawn:
       ($50,000/$80,000)*$100,000 = $62,500.
    o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th Rider Anniversary the Contract Value is $135,000.

    o  The existing Benefit Basis is $100,000.
    o The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.
    o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step up date).

    NOTE: If the Owner chooses to step up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

    NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 5 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o  The existing Benefit Basis is $100,000.
    o We will add $25,000 to the Contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RECEIVE A REFUND OF THE CHARGES - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o  The existing Benefit Basis is $100,000.


    o We will add an amount equal to the total charges collected for the current 10-year Benefit Period to the Contract Value.
    o This will add $8,000 to the Contract - the $100,000 Benefit Basis times an 0.80% annual charge for the 10-year Benefit Period.


    o  So the Contract Value will be $113,000 after the refund of charges.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 10-YEAR PERIOD - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o  The existing Benefit Basis is $100,000.


    o  The rider will renew for an additional 10-year Benefit Period.


    o The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 20th Contract Anniversary (10 years from the renewal date).
    o  No charges will be refunded for the 10-year period that is expiring.

    NOTE: If the Owner chooses to renew the Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the renewal.

    NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX M
      GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED AFTER
                    NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009
================================================================================


Guaranteed Minimum Accumulation Benefit riders issued after November 23, 2008 but before May 1, 2009 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009, except that the 7-year Benefit Period is no longer available in any state.

General. A 7-year Benefit Period was available. For the rider with the 7-year Benefit Period, if your Contract Value is greater than your Benefit Basis on the rider's expiration date, and you do not renew the Benefit Period or convert the rider to the Guaranteed Lifetime Withdrawal Benefit, there will be no increase to your Contract Value.


Benefit Basis. The Benefit Basis is the amount upon which your Guaranteed Minimum Accumulation Benefit is based.


Termination. The rider does not terminate upon change of ownership of the Contract.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Expiration Date. If the rider terminates at the expiration date, we will increase your Contract Value by the amount of all rider charges deducted during the most recent Benefit Period. We will allocate this increase according to your purchase payment allocation designation on file.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.65% of average daily Benefit Basis for the prior Contract Year. The 7-year Benefit Period charges will not be refunded.


                               *        *        *

EXAMPLES

                            10 - YEAR BENEFIT PERIOD

EXAMPLE 6 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RECEIVE A REFUND OF THE CHARGES - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o  The existing Benefit Basis is $100,000.


    o We will add an amount equal to the total charges collected for the current 10-year Benefit Period to the Contract Value.
    o This will add $6,500 to the Contract - the $100,000 Benefit Basis times a 0.65% annual charge for the 10-year Benefit Period.


    o  So, the Contract Value will be $111,500 after the refund of charges.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

                              7-YEAR BENEFIT PERIOD

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o  The adjustment to the Benefit Basis is $50,000 which is the greater of:
    o  The withdrawal of $50,000; or

    o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
           1. partial withdrawal amount: $50,000;
           2. Contract Value immediately prior to the withdrawal: $150,000;
           3. the Benefit Basis immediately prior to the withdrawal: $100,000.
    o So, the proportion of the Benefit Basis withdrawn: ($50,000 / $150,000) *$100,000 = $33,333.33.
    o Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o  The adjustment to the Benefit Basis is $62,500 which is the greater of:
    o  The prior Benefit Basis less the withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
           1. partial withdrawal amount: $50,000;
           2. Contract Value immediately prior to the withdrawal: $80,000;
           3. the Benefit Basis immediately prior to the withdrawal: $100,000.
    o  So, the proportion of the Benefit Basis withdrawn:
       ($50,000/$80,000)*$100,000 = $62,500.
    o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th Rider Anniversary the Contract Value is $135,000.

    o  The existing Benefit Basis is $100,000.
    o The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.
    o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 11th Contract Anniversary (7 years from the step up date).

    NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 5 (GMAB MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 7-YEAR PERIOD): Starting with the Base Assumptions, on the 7th Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o  The existing Benefit Basis is $100,000.
    o We will add $25,000 to the contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GMAB MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS - 7-YEAR PERIOD): Starting with the Base Assumptions, on the 7th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o  The existing Benefit Basis is $100,000.
    o Because the Contract Value is larger than the amount guaranteed by the Benefit Basis, no value is added to the Contract.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GMAB MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 7-YEAR PERIOD - 7-YEAR PERIOD):
Starting with the Base Assumptions, on the 7th Contract anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o  The existing Benefit Basis is $100,000.


    o  The rider will renew for an additional 7-year Benefit Period.


    o The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 14th Contract Anniversary (7 years from the renewal date).

    NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX N
      GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED AFTER
                  OCTOBER 29, 2006 BUT BEFORE NOVEMBER 24, 2008
================================================================================

Guaranteed Minimum Accumulation Benefit riders issued after October 29, 2006 but before November 24, 2008 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.


Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use the Benefit Allocation Plan. However, the Benefit Allocation Plans described in Appendix E are available if the Contract owner wishes to change allocation options.


Benefit Basis. Because the rider charge is calculated based on the Contract Value purchase payments made during the window period will increase the cost of the rider. Additionally by increasing the Contract Value without increasing the Benefit Basis, such payments could negatively impact your rider benefits.

Conversion. To convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, your Benefit Basis must be greater than zero, the Annuitant (oldest Annuitant, if join Annuitants) must be age 85 or younger as of the date of conversion, and we must receive your Written Request for conversion at our Mailing Address.


Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period. If you elect to discontinue using the available Benefit Allocation Plans, the rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider. The rider does not terminate upon change of ownership of the Contract. Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Expiration Date. If the rider terminates at the expiration date, we will increase your Contract Value by the amount of all rider charges deducted during the most recent Benefit Period. We will allocate this increase according to your purchase payment allocation designation on file.


Rider Charge. The maximum annual charge for these riders is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. Annual charges for these riders are non-refundable.

                              *        *         *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o  The adjustment to the Benefit Basis is $50,000 which is the greater of:
    o  The withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
           1. partial withdrawal amount: $50,000;
           2. Contract Value immediately prior to the withdrawal: $150,000;
           3. the Benefit Basis immediately prior to the withdrawal: $100,000;
    o So the proportion of the Benefit Basis withdrawn: ($50,000/ $150,000)*$100,000 = $33,333.33
    o Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o  The adjustment to the Benefit Basis is $62,500 which is the greater of:

    o  The prior Benefit Basis less the withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
           1. partial withdrawal amount: $50,000;
           2. Contract Value immediately prior to the withdrawal: $80,000;
           3. the Benefit Basis immediately prior to the withdrawal: $100,000;
    o So the proportion of the Benefit Basis withdrawn: ($50,000/ $80,000)*$100,000 = $62,500
    o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP-UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th anniversary the Contract Value is $135,000.

    o  The existing Benefit Basis is $100,000.
    o The Owner chooses to Step-Up the Benefit Basis to the Contract Value of $135,000.
    o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the Step-Up date).

NOTE: If the Owner chooses to Step-Up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the Step-Up.

NOTE: The charge for the rider at Step-Up will be the current charge for new issues of the rider. If we are no longer issuing the rider, we will set the charge.

                                   APPENDIX O
  GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS ISSUED BEFORE OCTOBER 30, 2006
================================================================================

Guaranteed Minimum Accumulation Benefit riders issued before October 30, 2006 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued before October 30, 2006 as well as riders issued after October 30, 2006 but before November 24, 2008 in states where a more current rider had not been approved. We are no longer issuing riders in this form.

General. The rider is available only when you purchase your Contract.


Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use the Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.


Benefit Basis. Your Benefit Basis is equal to your initial purchase payment plus any purchase payments received during window period currently, the first 12 months after the issue date, minus adjustments for partial withdrawals. Because the rider charge is calculated based on the Contract Value such purchase payments will increase the cost of the rider. Additionally by increasing the Contract Value without increasing the Benefit Basis, such payments could negatively impact your rider benefits.


Step-Up. On your fifth Rider Anniversary (and each subsequent fifth Rider Anniversary for a renewal Benefit Period, or new Benefit Period following a Step-Up) you have the one time opportunity to "Step-Up" your Benefit Basis to equal your current Contract Value and begin a new Benefit Period of the same duration as the prior Benefit Period. This option is available provided all of the following four conditions are met:

    (1) the expiration date for the new Benefit Period does not extend past the Contract Anniversary following the Annuitant's 85th birthday or 10 years from the Contract Issue Date, if later;
    (2) your Benefit Basis is greater than zero;
    (3) your Contract Value is greater than the Benefit Basis as of the Step-Up date; and
    (4) the Company receives your Written Request to Step-Up the benefit by its Mailing Agent at least thirty (30) days before the end of the fifth
       (5th) rider year for the Benefit Period. The Step-Up date will be the Rider Anniversary as of the end of that rider year.


Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period of seven years. In addition, the rider will automatically terminate on the earliest of:


    (a) the expiration date of the Benefit Period;
    (b) the Payout Date;
    (c) the date Due Proof of Death of the Annuitant is received;
    (d) the date there is a change of Annuitant for any reason; or
    (e) the date you surrender your Contract.


If you elect to discontinue using the available Benefit Allocation Plans, the rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider.

Conversion. You may also convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, if available, on a Rider Anniversary. To convert the rider, your Benefit Basis must be greater than zero, the Annuitant must be age 85 or younger as of the date of conversion, and we must receive your Written Request for conversion at our Mailing Address at least thirty (30) days before a Rider Anniversary.

If you convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, the date of the conversion will be the Rider Anniversary date following receipt of your request. Per the rider terms, conversions are based on Contract Value. However, we have elected to process conversions based on the greater of Benefit Basis or Contract Value.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Change of Ownership. The Guaranteed Minimum Accumulation Benefit will not end if you change owners.

Rider Charge. The maximum annual charge for these riders is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. Annual charges for these riders are non-refundable.

On each Contract Anniversary during the accumulation period, the Company will deduct the GMAB charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.

                             *        *         *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE EXCEEDS THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o  The adjustment to the Benefit Basis is $50,000 which is the greater of:
    o  The withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
           1. partial withdrawal amount: $50,000;
           2. Contract Value immediately prior to the withdrawal: $150,000
           3. the Benefit Basis immediately prior to the withdrawal: $100,000
    o So the proportion of the Benefit Basis withdrawn: ($50,000 / $150,000) * $100,000 = $33,333.33
    o Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o  The adjustment to the Benefit Basis is $62,500 which is the greater of:
    o  The prior Benefit Basis less the withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
           1. partial withdrawal amount: $50,000;
           2. Contract Value immediately prior to the withdrawal: $80,000
           3. the Benefit Basis immediately prior to the withdrawal: $100,000
    o So the proportion of the Benefit Basis withdrawn: ($50,000 / $80,000) * $100,000 = $62,500
    o Therefore the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS
================================================================================

ADDITIONAL CONTRACT PROVISIONS

   The Contract

   Incontestability

   Misstatement of Age or Gender

   Participation

   Section 403(b) Contract Loans

PRINCIPAL UNDERWRITER

VARIABLE INCOME PAYMENTS

   Assumed Investment Rate

   Amount of Variable Income Payments

   Income Unit Value

OTHER INFORMATION

EXPERTS

FINANCIAL STATEMENTS

You may obtain a copy of the Statement of Additional Information free of charge by writing to us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or calling us at 1-800-798-5500.

                       STATEMENT OF ADDITIONAL INFORMATION

                          CUNA MUTUAL INSURANCE SOCIETY
                                2000 Heritage Way
                               Waverly, Iowa 50677
                                 (800) 798-5500

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                         MEMBERS(R) VARIABLE ANNUITY III

         Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information ("SAI") contains additional information to that already provided in the Prospectus for the Contract offered by CUNA Mutual Insurance Society.

This SAI is not a prospectus, and it should be read only in conjunction with the Prospectus for the Contract dated May 1, 2010. Terms used, but not defined, in this SAI have the meaning given to them in the Prospectus.

You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

                                   May 1, 2010

                                TABLE OF CONTENTS

                                                                            Page
ADDITIONAL CONTRACT PROVISIONS ................................................1

   The Contract ...............................................................1
   Incontestability............................................................1
   Misstatement of Age or Gender ..............................................1
   Participation ..............................................................1
   Section 403(b) Contract Loans ..............................................1

PRINCIPAL UNDERWRITER .........................................................2

VARIABLE INCOME PAYMENTS ......................................................2

   Assumed Investment Rate ....................................................2
   Amount of Variable Income Payments .........................................2
   Income Unit Value ..........................................................3

OTHER INFORMATION .............................................................3

EXPERTS .......................................................................4

FINANCIAL STATEMENTS ..........................................................4

                         ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT
The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

INCONTESTABILITY
We will not contest the Contract.

MISSTATEMENT OF AGE OR GENDER
If the age or gender (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and gender (if applicable).

PARTICIPATION
The Contract may participate in our divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Payout Date would be paid with each income payment.

SECTION 403(b) CONTRACT LOANS

Loan Amounts. Generally, Owners of Contracts issued in connection with Code
Section 403(b) retirement programs may borrow up to the lesser of (1) the maximum loan permitted under the Code, or (2) 100% of the Surrender Value of their Contract unless a lower minimum is required by law. Loans in excess of the maximum amount permitted under the Code may be treated as a taxable distribution rather than a loan and could cause disqualification of a Section 403(b) contract. The Owner should consult a tax adviser to determine the maximum 403(b) loan permitted under the Contract. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with the applicable requirements of the Code. We will only make Contract loans after approving a Written Request by the Owner. The written consent of all irrevocable beneficiaries must be obtained before a loan will be given. Loans are not permitted in connection with 403(b) retirement programs that are subject to the provisions of Title I of the Employee Retirement Income Security Act of 1974.

Loan Processing. When a loan is made, we transfer an amount equal to the amount borrowed from the Variable Contract Value or Fixed Contract Value to the Loan Account. The Loan Account is part of our General Account and Contract Value in the Loan Account does not participate in the investment experience of any Subaccount or the Fixed Account. The Owner must indicate in the loan application from which Subaccount or Fixed Account the Contract Value is to be transferred to the Loan Account, and in what amounts. Loans may be repaid by the Owner at any time before the Payout Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Fixed Account as requested by the Owner. Any transfer to the Fixed Account must be at least $1,000. A request to transfer less will be transferred to the Money Market Subaccount. Loan repayments are not allowed to be allocated to the DCA one-year Fixed Period.

Loan Interest. We charge interest on Contract loans at an effective annual rate of 6.5%. We pay interest on the Contract Value in the Loan Account at rates it determines from time to time but never less than an effective annual rate of 3.0%. This rate may change at our discretion and Owners should request current interest rate information from us. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid from time to time on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value to the Loan Account. This transfer will therefore increase the loan amount.

Additional Loan Terms and Loan Default. If at any time, the loan amount causes the Surrender Value to be equal to or less than zero, the Contract will be in default. In this event, we will send a Written Request of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 61 days, from the day the notice is mailed, to pay the stated amount. If we do not receive the required loan repayment within 61 days, it will terminate the Contract without value. Principal and interest must be repaid in substantially level payments either monthly or quarterly over a five-year period (or, if the loan is used to acquire the Owner's principal residence, a 10, 15 or 20-year period but not beyond the year the Owner attains age 70 1/2). The Owner is allowed a 61-day grace period from the installment due date. If the amount due by the end of the grace period is not received the outstanding loan would default and a taxable distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Code Section 403(b).

Effect of Death on Loan. Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid. In addition, a Contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Variable Account does not apply to the portion of the Contract Value transferred to the Loan Account. The longer the loan remains outstanding, the greater this effect is likely to be.

                              PRINCIPAL UNDERWRITER

The Contract is offered to the public on a continuous basis. We anticipate continuing to offer the Contract, but may discontinue the offering.

CUNA Brokerage Services, Inc. ("CBSI") serves as principal underwriter for the Contract. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. CBSI offers the Contract through its registered representatives. CBSI also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

CBSI and the selling firms pay their registered representatives a portion of the commissions received for their sales of Contract. Registered representatives may also be eligible for various cash benefits and non-cash compensation programs, such as conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, where sales of the Contract help such registered representatives qualify. We may pay certain selling firms additional amounts for promoting the Contract and/or educating their registered representatives about the Contract. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

CBSI received sales compensation with respect to the Contract in the following amounts during the periods indicated:


---------------------------------------------------------------------------------------------
                                                        Aggregate Amount of Commissions
  Fiscal Year     Aggregate Amount of Commissions    Retained by CBSI After Payments to its
                            Paid to CBSI              Registered Persons and Selling Firms
---------------------------------------------------------------------------------------------
2009                                   $16,763,673                                $4,023,282
---------------------------------------------------------------------------------------------
2008                                   $12,417,763                                $1,365,954
---------------------------------------------------------------------------------------------
2007                                   $14,916,590                                  $447,498
---------------------------------------------------------------------------------------------


In addition to the compensation paid for sales of the Contracts, we pay compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year.

                            VARIABLE INCOME PAYMENTS

ASSUMED INVESTMENT RATE
The discussion concerning the amount of variable income payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. THIS RATE DOES NOT BEAR ANY RELATIONSHIP TO THE ACTUAL NET INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT OR OF ANY SUBACCOUNT.

AMOUNT OF VARIABLE INCOME PAYMENTS
The amount of the first variable income payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable income payment as of the Payout Date, the Income Payout Option selected, and the age and gender (if, applicable) of the Annuitant. The Contracts contain tables indicating the dollar amount of the first income payment under each Income Payout Option for each $1,000 applied at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.

The portion of the first monthly variable income payment derived from a Subaccount is divided by the Income Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Income Units for Income Units of another Subaccount.

In any subsequent month, for any Contract, the dollar amount of the variable income payment derived from each Subaccount is determined by multiplying the number of Income Units of that Subaccount attributable to that Contract by the value of such Income Unit at the end of the Valuation Period immediately preceding the date of such payment.

The Income Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable income payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of income payments after the first will vary with the amount by which the net investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable income payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first income payment in the next year will be approximately 1 1/2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first income payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year. (See also INCOME PAYOUT OPTIONS, Variable Income Payments in the Prospectus.)

INCOME UNIT VALUE
The value of an Income Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See DESCRIPTION OF THE CONTRACT, Contract Value in the Prospectus.) The Income Unit value for each Subaccount's first Valuation Period was set at $100. The Income Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

            (1) is the Accumulation Unit value for the current Valuation Period;
            (2) is the Accumulation Unit value for the immediately preceding
                Valuation Period;
            (3) is the Income Unit value for the immediately preceding Valuation
                Period; and
            (4) is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable income payment.

The following illustrations show, by use of hypothetical examples, the method of determining the Income Unit value and the amount of several variable income payments based on one Subaccount.

Illustration of Calculation of Income Unit Value
1.   Accumulation Unit value for current Valuation Period 12.56
2.   Accumulation Unit value for immediately preceding Valuation Period 12.55
3.   Income Unit value for immediately preceding Valuation Period 103.41
4.   Factor to compensate for the assumed investment rate of 3.5% 0.99990575
5.   Income Unit value of current Valuation Period ((1)/(2)) x (3) x (4)103.48

Illustration of Variable Income Payments
1.   Number of Accumulation Units at Annuity Date 1,000.00
2.   Accumulation Unit value $18.00
3.   Adjusted Contract Value (1) x (2) $18,000.00
4.   First monthly income payment per $1,000 of adjusted Contract Value $5.63
5.   First monthly income payment (3) x (4) / 1,000 $101.34
6.   Income Unit value $98.00
7.   Number of Income Units (5) / (6) 1.034
8.   Assume Income Unit value for second month equal to $99.70
9.   Second monthly income payment (7) x (8) $103.09
10.  Assume Income Unit value for third month equal to $95.30
11.  Third monthly income payment (7) x (10) $98.54

                                OTHER INFORMATION

A registration statement ("Registration Statement") has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this SAI. Not all the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this SAI. Statements contained in this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

The Variable Account was established as a separate account of CUNA Mutual Life Insurance Company on December 14, 1993. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society as of December 31, 2007.

                                     EXPERTS

The financial statements of the Subaccounts comprising the CUNA Mutual Variable Annuity Account as of December 31, 2009 and for each of the two years in the period ended December 31, 2009, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 15, 2010, appearing herein. Such financial statements are included herein in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of CUNA Mutual Insurance Society and Subsidiaries (the Company) as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, dated March 26, 2010, appearing herein. Such report (1) expresses an unqualified opinion, (2) includes an explanatory paragraph related to the change in method of accounting and reporting for other-than-temporary impairments in 2009 and the fair value measurement of financial instruments in 2008, and (3) states that (a) Deloitte & Touche LLP did not audit the consolidated financial statements of the CUMIS Group Limited and Subsidiaries, CMG Mortgage Insurance Company, and CMG Mortgage Assurance Company, all which were audited by other auditors whose reports have been furnished to Deloitte & Touche LLP, and (b) their opinion, insofar as it relates to the balances of these companies included in the consolidated financial statements, is based solely on the reports of other auditors. The Company's equity interest in The CUMIS Group Limited and Subsidiaries as of December 31, 2008 and for each of the three years in the period ended December 31, 2009 (not presented separately herein) are included within discontinued operations in the consolidated financial statements of the Company and have been audited by KPMG LLP, independent auditors, as stated in their report, dated February 9, 2010. The financial position and results of operations of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 (not presented separately herein) are reflected using the equity method in the consolidated financial statements of the Company and have been audited by Ernst & Young LLP, independent auditors, as stated in their reports, dated March 5, 2010. The financial statements of the Company are included herein in reliance upon the respective reports of the foregoing firms given upon their authority as experts in accounting and auditing.


                              FINANCIAL STATEMENTS

Our and the Variable Account's financial statements are contained in this SAI. Our financial statements should be distinguished from the Variable Account's financial statements and you should consider our financial statements only as bearing on our ability to meet our obligations under your Contract.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
           STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

----------------------------------------------------------------------------------------------------------------------------------
                                                            CONSERVATIVE   CONSERVATIVE     MODERATE      MODERATE     AGGRESSIVE
                                                             ALLOCATION     ALLOCATION     ALLOCATION    ALLOCATION    ALLOCATION
                                                               CLASS I       CLASS II       CLASS I       CLASS II       CLASS I
                                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
   Conservative Allocation Fund, Class I, 12,693,720
   shares at net asset value of $9.61 per share
   (cost $125,315,319) ...................................  $ 121,983,017  $         --  $          --  $         --  $         --
   Conservative Allocation Fund, Class II, 1,334,929
   shares at net asset value of $9.61 per share
   (cost $12,513,807) ....................................             --    12,829,217             --            --            --
   Moderate Allocation Fund, Class I, 21,510,182
   shares at net asset value of $8.87 per share
   (cost $220,402,615) ...................................             --            --    190,725,060            --            --
   Moderate Allocation Fund, Class II, 1,371,589
   shares at net asset value of $8.87 per share
   (cost $11,608,739) ....................................             --            --             --    12,162,151            --
   Aggressive Allocation Fund, Class I, 2,201,032
   shares at net asset value of $8.30 per share
   (cost $21,208,508) ....................................             --            --             --            --    18,260,497
                                                            -------------  ------------  -------------  ------------  ------------
      Total assets .......................................    121,983,017    12,829,217    190,725,060    12,162,151    18,260,497
                                                            -------------  ------------  -------------  ------------  ------------
LIABILITIES:
Accrued adverse mortality and expense charges ............        118,442        11,606        185,529        11,118        17,803
Other accrued expenses ...................................         14,947         1,593         22,928         1,630         1,506
                                                            -------------  ------------  -------------  ------------  ------------
      Total liabilities ..................................        133,389        13,199        208,457        12,748        19,309
                                                            -------------  ------------  -------------  ------------  ------------
      Total net assets ...................................  $ 121,849,628  $ 12,816,018  $ 190,516,603  $ 12,149,403  $ 18,241,188
                                                            =============  ============  =============  ============  ============
NET ASSETS:
   Contracts in accumulation period (note 6) .............  $ 121,849,628  $ 12,816,018  $ 190,212,973  $ 12,149,403  $ 18,229,161
   Contracts in annuitization period (note 2 and note 6) .              -             -        303,630             -        12,027
                                                            -------------  ------------  -------------  ------------  ------------
      Total net assets ...................................  $ 121,849,628  $ 12,816,018  $ 190,516,603  $ 12,149,403  $ 18,241,188
                                                            =============  ============  =============  ============  ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                             AGGRESSIVE       MONEY          MONEY
                                                             ALLOCATION       MARKET         MARKET         BOND         BOND
                                                              CLASS II       CLASS I        CLASS II       CLASS I     CLASS II
                                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
   Aggressive Allocation Fund, Class II, 62,003
   shares at net asset value of $8.30 per share
   (cost $483,615) .......................................  $     514,428  $         --  $          --  $          --  $        --
   Money Market Fund, Class I, 78,933,890
   shares at net asset value of $1.00 per share
   (cost $78,933,890) ....................................             --    78,933,890             --             --           --
   Money Market Fund, Class II, 185,306
   shares at net asset value of $1.00 per share
   (cost $185,306) .......................................             --            --        185,306             --           --
   Bond Fund, Class I, 20,711,834 shares at net
   asset value of $10.14 per share (cost $213,752,848) ...             --            --             --    209,978,399           --
   Bond Fund, Class II, 958,618 shares at net
   asset value of $10.14 per share (cost $9,840,582) .....             --            --             --             --    9,719,089
                                                            -------------  ------------  -------------  -------------  -----------
      Total assets .......................................        514,428    78,933,890        185,306    209,978,399    9,719,089
                                                            -------------  ------------  -------------  -------------  -----------
LIABILITIES:
Accrued adverse mortality and expense charges ............            481        80,274             11        210,208        8,936
Other accrued expenses ...................................             63         5,870              1         16,139        1,257
                                                            -------------  ------------  -------------  -------------  -----------
      Total liabilities ..................................            544        86,144             12        226,347       10,193
                                                            -------------  ------------  -------------  -------------  -----------
      Total net assets ...................................  $     513,884  $ 78,847,746  $     185,294  $ 209,752,052  $ 9,708,896
                                                            =============  ============  =============  =============  ===========
NET ASSETS:
   Contracts in accumulation period (note 6) .............  $     513,884  $ 78,843,538  $     185,294  $ 209,627,459  $ 9,708,896
   Contracts in annuitization period (note 2 and note 6) .             --         4,208             --        124,593           --
                                                            -------------  ------------  -------------  -------------  -----------
      Total net assets ...................................  $     513,884  $ 78,847,746  $     185,294  $ 209,752,052  $ 9,708,896
                                                            =============  ============  =============  =============  ===========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                HIGH           HIGH       DIVERSIFIED   DIVERSIFIED   LARGE CAP
                                                               INCOME         INCOME        INCOME         INCOME       VALUE
                                                              CLASS I        CLASS II       CLASS I       CLASS II     CLASS I
                                                             SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
   High Income Fund, Class I, 6,600,798
   shares at net asset value of $9.11 per share
   (cost $63,979,434) ....................................  $  60,112,521  $         --  $          --  $        --  $          --
   High Income Fund, Class II, 126,034
   shares at net asset value of $9.11 per share
   (cost $1,123,110) .....................................             --     1,147,854             --           --             --
   Diversified Income Fund, Class I, 13,973,964
   shares at net asset value of $15.37 per share
   (cost $246,982,315) ...................................             --            --    214,782,106           --             --
   Diversified Income Fund, Class II, 407,312
   shares at net asset value of $15.37 per share
   (cost $6,088,890) .....................................             --            --             --    6,260,674             --
   Large Cap Value Fund, Class I, 9,319,120
   shares at net asset value of $22.17 per share
   (cost $265,512,522) ...................................             --            --             --           --    206,634,171
                                                            -------------  ------------  -------------  -----------  -------------
      Total assets .......................................     60,112,521     1,147,854    214,782,106    6,260,674    206,634,171
                                                            -------------  ------------  -------------  -----------  -------------
LIABILITIES:
Accrued adverse mortality and expense charges ............         59,089         1,059        216,283        5,684        208,574
Other accrued expenses ...................................          3,881           148         15,301          963         16,590
                                                            -------------  ------------  -------------  -----------  -------------
      Total liabilities ..................................         62,970         1,207        231,584        6,647        225,164
                                                            -------------  ------------  -------------  -----------  -------------
      Total net assets ...................................  $  60,049,551  $  1,146,647  $ 214,550,522  $ 6,254,027  $ 206,409,007
                                                            =============  ============  =============  ===========  =============
NET ASSETS:
   Contracts in accumulation period (note 6) .............  $  60,015,209  $  1,146,647  $ 213,722,815  $ 6,254,027  $ 206,077,324
   Contracts in annuitization period (note 2 and note 6) .         34,342            --        827,707           --        331,683
                                                            -------------  ------------  -------------  -----------  -------------
      Total net assets ...................................  $  60,049,551  $  1,146,647  $ 214,550,522  $ 6,254,027  $ 206,409,007
                                                            =============  ============  =============  ===========  =============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                              LARGE CAP       LARGE CAP     LARGE CAP     MID CAP       MID CAP
                                                                VALUE          GROWTH        GROWTH        VALUE         VALUE
                                                              CLASS II        CLASS I       CLASS II      CLASS I       CLASS II
                                                             SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
   Large Cap Value Fund, Class II, 115,079
   shares at net asset value of $22.17 per share
   (cost $2,363,607) ...................................... $   2,551,781  $          --  $         --  $         --  $         --
   Large Cap Growth Fund, Class I, 7,026,199
   shares at net asset value of $19.87 per share
   (cost $135,061,828) ....................................            --    139,607,538            --            --            --
   Large Cap Growth Fund, Class II, 302,083
   shares at net asset value of $19.87 per share
   (cost $5,471,557) ......................................            --             --     6,002,633            --            --
   Mid Cap Value Fund, Class I, 6,947,593
   shares at net asset value of $11.83 per share
   (cost $105,335,086) ....................................            --             --            --    82,193,785            --
   Mid Cap Value Fund, Class II, 259,343
   shares at net asset value of $11.83 per share
   (cost $2,840,821) ......................................            --             --            --            --     3,068,368
                                                            -------------  -------------  ------------  ------------  ------------
      Total assets ........................................     2,551,781    139,607,538     6,002,633    82,193,785     3,068,368
                                                            -------------  -------------  ------------  ------------  ------------
LIABILITIES:
Accrued adverse mortality and expense charges .............         2,358        139,766         5,437        81,930         2,782
Other accrued expenses ....................................           331         11,061           774         5,390           388
                                                            -------------  -------------  ------------  ------------  ------------
      Total liabilities ...................................         2,689        150,827         6,211        87,320         3,170
                                                            -------------  -------------  ------------  ------------  ------------
      Total net assets .................................... $   2,549,092  $ 139,456,711  $  5,996,422  $ 82,106,465  $  3,065,198
                                                            =============  =============  ============  ============  ============
NET ASSETS:
   Contracts in accumulation period (note 6) .............. $   2,549,092  $ 139,353,180  $  5,996,422  $ 82,058,709  $  3,065,198
   Contracts in annuitization period (note 2 and note 6) ..            --        103,531            --        47,756            --
                                                            -------------  -------------  ------------  ------------  ------------
      Total net assets .................................... $   2,549,092  $ 139,456,711  $  5,996,422  $ 82,106,465  $  3,065,198
                                                            =============  =============  ============  ============  ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                              MID CAP         MID CAP      SMALL CAP     SMALL CAP     SMALL CAP
                                                              GROWTH           GROWTH        VALUE         VALUE        GROWTH
                                                              CLASS I         CLASS II      CLASS I       CLASS II      CLASS I
                                                             SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
   Mid Cap Growth Fund, Class I, 13,045,074
   shares at net asset value of $4.44 per share
   (cost $76,163,817) ....................................  $  57,887,020  $         --  $          --  $         --  $         --
   Mid Cap Growth Fund, Class II, 393,799
   shares at net asset value of $4.43 per share
   (cost $1,592,393) .....................................             --     1,744,663             --            --            --
   Small Cap Value Fund, Class I, 406,997
   shares at net asset value of $8.54 per share
   (cost $3,101,731) .....................................             --            --      3,474,445            --            --
   Small Cap Value Fund, Class II, 72,195
   shares at net asset value of $8.54 per share
   (cost $547,235) .......................................             --            --             --       616,357            --
   Small Cap Growth Fund, Class I, 180,363
   shares at net asset value of $6.59 per share
   (cost $1,369,565) .....................................             --            --             --            --     1,189,487
                                                            -------------  ------------  -------------  ------------  ------------
      Total assets .......................................     57,887,020     1,744,663      3,474,445       616,357     1,189,487
                                                            -------------  ------------  -------------  ------------  ------------
LIABILITIES:
Accrued adverse mortality and expense charges ............         57,647         1,586          3,378           569         1,179
Other accrued expenses ...................................          4,217           223            375            78            97
                                                            -------------  ------------  -------------  ------------  ------------
      Total liabilities ..................................         61,864         1,809          3,753           647         1,276
                                                            -------------  ------------  -------------  ------------  ------------
      Total net assets ...................................  $  57,825,156  $  1,742,854  $   3,470,692  $    615,710  $  1,188,211
                                                            =============  ============  =============  ============  ============
NET ASSETS:
   Contracts in accumulation period (note 6) .............  $  57,788,846  $  1,742,854  $   3,470,692  $    615,710  $  1,188,211
   Contracts in annuitization period (note 2 and note 6) .         36,310            --             --            --            --
                                                            -------------  ------------  -------------  ------------  ------------
      Total net assets ...................................  $  57,825,156  $  1,742,854  $   3,470,692  $    615,710  $  1,188,211
                                                            =============  ============  =============  ============  ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                             SMALL CAP     INTERNATIONAL INTERNATIONAL    GLOBAL        GLOBAL
                                                               GROWTH         STOCK          STOCK       SECURITIES    SECURITIES
                                                              CLASS II       CLASS I        CLASS II      CLASS I       CLASS II
                                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
   Small Cap Growth Fund, Class II, 1,095
   shares at net asset value of $6.58 per share
   (cost $6,666) .........................................  $       7,209  $         --  $          --  $         --  $         --
   International Stock Fund, Class I, 5,844,677
   shares at net asset value of $9.53 per share
   (cost $68,032,944) ....................................             --    55,679,224             --            --            --
   International Stock Fund, Class II, 415,900
   shares at net asset value of $9.53 per share
   (cost $3,763,489) .....................................             --            --      3,962,446            --            --
   Global Securities Fund, Class I, 2,567,719
   shares at net asset value of $7.04 per share
   (cost $26,814,345) ....................................             --            --             --    18,077,837            --
   Global Securities Fund, Class II, 101,316
   shares at net asset value of $7.04 per share
   (cost $650,111) .......................................             --            --             --            --       713,340
                                                            -------------  ------------  -------------  ------------  ------------
      Total assets .......................................          7,209    55,679,224      3,962,446    18,077,837       713,340
                                                            -------------  ------------  -------------  ------------  ------------
LIABILITIES:
Accrued adverse mortality and expense charges ............              7        55,576          3,627        17,945           666
Other accrued expenses ...................................              1         4,049            509         1,310            92
                                                            -------------  ------------  -------------  ------------  ------------
      Total liabilities ..................................              8        59,625          4,136        19,255           758
                                                            -------------  ------------  -------------  ------------  ------------
      Total net assets ...................................  $       7,201  $ 55,619,599  $   3,958,310  $ 18,058,582  $    712,582
                                                            =============  ============  =============  ============  ============
NET ASSETS:
   Contracts in accumulation period (note 6) .............  $       7,201  $ 55,596,155  $   3,958,310  $ 18,046,536  $    712,582
   Contracts in annuitization period (note 2 and note 6) .             --        23,444             --        12,046            --
                                                            -------------  ------------  -------------  ------------  ------------
      Total net assets ...................................  $       7,201  $ 55,619,599  $   3,958,310  $ 18,058,582  $    712,582
                                                            =============  ============  =============  ============  ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         FRANKLIN       FRANKLIN
                                                                AIM          FRANKLIN      FRANKLIN    MUTUAL GLOBAL    DEVLOPING
                                                               GLOBAL       HIGH INCOME     INCOME       DISCOVERY       MARKETS
                                                             REAL ESTATE    SECURITIES    SECURITIES    SECURITIES     SECURITIES
                                                             SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN AIM VARIABLE INSURANCE FUNDS:
   Global Real Estate Fund--Series II shares, 394,325
   shares at net asset value of $11.93 per share
   (cost $4,227,749) .....................................  $   4,704,296  $         --  $          --  $         --  $         --
INVESTMENTS IN FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST:
   Franklin High Income Securities Class 4, 2,426,704
   shares at net asset value of $6.22 per share
   (cost $13,377,074) ....................................             --    15,094,096             --            --            --
   Franklin Income Securities Class 4, 799,558
   shares at net asset value of $14.33 per share
   (cost $10,483,716) ....................................             --            --     11,457,659            --            --
   Franklin Mutual Global Discovery Securities, 345,852
   shares at net asset value of $19.02 per share
   (cost $6,316,846) .....................................             --            --             --     6,578,103            --
   Developing Market Securities Fund, 220,042
   shares at net asset value of $9.78 per share
   (cost $1,733,845) .....................................             --            --             --            --     2,152,015
                                                            -------------  ------------  -------------  ------------  ------------
      Total assets .......................................      4,704,296    15,094,096     11,457,659     6,578,103     2,152,015
                                                            -------------  ------------  -------------  ------------  ------------
LIABILITIES:
Accrued adverse mortality and expense charges ............          4,424        14,355         11,205         6,215         2,261
Other accrued expenses ...................................            607         1,978          1,516           807           271
                                                            -------------  ------------  -------------  ------------  ------------
      Total liabilities ..................................          5,031        16,333         12,721         7,022         2,532
                                                            -------------  ------------  -------------  ------------  ------------
      Total net assets ...................................  $   4,699,265  $ 15,077,763  $  11,444,938  $  6,571,081  $  2,149,483
                                                            =============  ============  =============  ============  ============
NET ASSETS:
   Contracts in accumulation period (note 6) .............  $   4,695,854  $ 15,077,763  $  11,440,924  $  6,567,079  $  2,149,483
   Contracts in annuitization period (note 2 and note 6) .          3,411            --          4,014         4,002            --
                                                            -------------  ------------  -------------  ------------  ------------
      Total net assets ...................................  $   4,699,265  $ 15,077,763  $  11,444,938  $  6,571,081  $  2,149,483
                                                            =============  ============  =============  ============  ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                               MFS          OPPENHEIMER   OPPENHEIMER   OPPENHEIMER  OPPENHEIMER
                                                             STRATEGIC         HIGH       MAIN STREET      MAIN     INTERNATIONAL
                                                              INCOME          INCOME       SMALL CAP       STREET       GROWTH
                                                            SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN MFS VARIABLE INSURANCE TRUST:
   Strategic Income Series, 149,232
   shares at net asset value of $9.68 per share
   (cost $1,490,736) .....................................  $   1,444,563  $         --  $          --  $         --  $         --
INVESTMENTS IN OPPENHEIMER VARIABLE ACCOUNT FUNDS:
   High Income Fund/VA, 681,430
   shares at net asset value of $1.98 per share
   (cost $6,322,534) .....................................             --     1,349,231             --            --            --
   Main Street Small Cap Fund/VA, 617,878
   shares at net asset value of $14.28 per share
   (cost $7,628,280) .....................................             --            --      8,823,299            --            --
   Main Street Fund/VA, 919,494
   shares at net asset value of $18.04 per share
   (cost $14,806,844) ....................................             --            --             --    16,587,675            --
INVESTMENTS IN PANORAMA SERIES FUND, INC.:
   International Growth Fund/VA, 8,680,760
   shares at net asset value of $1.71 per share
   (cost $12,855,015) ....................................             --            --             --            --    14,844,099
                                                            -------------  ------------  -------------  ------------  ------------
      Total assets .......................................      1,444,563     1,349,231      8,823,299    16,587,675    14,844,099
                                                            -------------  ------------  -------------  ------------  ------------
LIABILITIES:
Accrued adverse mortality and expense charges ............          1,543         1,435          8,296        15,715        14,061
Other accrued expenses ...................................            185           172          1,198         2,351         2,022
                                                            -------------  ------------  -------------  ------------  ------------
      Total liabilities ..................................          1,728         1,607          9,494        18,066        16,083
                                                            -------------  ------------  -------------  ------------  ------------
      Total net assets ...................................  $   1,442,835  $  1,347,624  $   8,813,805  $ 16,569,609  $ 14,828,016
                                                            =============  ============  =============  ============  ============
NET ASSETS:
   Contracts in accumulation period (note 6) .............  $   1,439,781  $  1,337,878  $   8,813,805  $ 16,569,609  $ 14,828,016
   Contracts in annuitization period (note 2 and note 6) .          3,054         9,746             --            --            --
                                                            -------------  ------------  -------------  ------------  ------------
      Total net assets ...................................  $   1,442,835  $  1,347,624  $   8,813,805  $ 16,569,609  $ 14,828,016
                                                            =============  ============  =============  ============  ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                              PIMCO
                                                            COMMODITY         PIMCO          PIMCO      T. ROWE PRICE  VAN KAMPEN
                                                            REALRETURN         TOTAL         GLOBAL     INTERNATIONAL  GROWTH AND
                                                             STRATEGY         RETURN          BOND          STOCK        INCOME
                                                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN PIMCO VARIABLE INSURANCE TRUST:
   Commodity RealReturn Strategy Porfolio, 857,531
   shares at net asset value of $8.64 per share
   (cost $7,263,675) .....................................  $   7,409,072  $         --  $          --  $         --  $         --
   Total Return Portfolio, 3,289,790
   shares at net asset value of $10.82 per share
   (cost $35,448,952) ....................................             --    35,595,529             --            --            --
   Global Bond Portfolio (Unhedged), 1,191,227
   shares at net asset value of $12.72 per share
   (cost $15,360,181) ....................................             --            --     15,152,408            --            --
INVESTMENTS IN T. ROWE PRICE INTERNATIONAL SERIES, INC:
   International Stock Portfolio, 858,714
   shares at net asset value of $12.27 per share
   (cost $11,453,928) ....................................             --            --             --    10,536,419            --
INVESTMENTS IN VAN KAMPEN LIFE INVESTMENT TRUST:
   Growth and Income Portfolio Class II Shares, 1,579,096
   shares at net asset value of $16.39 per share
   (cost $22,976,064) ....................................             --            --             --            --    25,881,383
                                                            -------------  ------------  -------------  ------------  ------------
      Total assets .......................................      7,409,072    35,595,529     15,152,408    10,536,419    25,881,383
                                                            -------------  ------------  -------------  ------------  ------------
LIABILITIES:
Accrued adverse mortality and expense charges ............          6,940        34,038         14,694        11,185        24,433
Other accrued expenses ...................................            888         4,181          1,972         1,342         3,462
                                                            -------------  ------------  -------------  ------------  ------------
      Total liabilities ..................................          7,828        38,219         16,666        12,527        27,895
                                                            -------------  ------------  -------------  ------------  ------------
      Total net assets ...................................  $   7,401,244  $ 35,557,310  $  15,135,742  $ 10,523,892  $ 25,853,488
                                                            =============  ============  =============  ============  ============
NET ASSETS:
   Contracts in accumulation period (note 6) .............  $   7,401,244  $ 35,557,310  $  15,135,742  $ 10,499,867  $ 25,849,633
   Contracts in annuitization period (note 2 and note 6) .             --            --             --        24,025         3,855
                                                            -------------  ------------  -------------  ------------  ------------
      Total net assets ...................................  $   7,401,244  $ 35,557,310  $  15,135,742  $ 10,523,892  $ 25,853,488
                                                            =============  ============  =============  ============  ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

---------------------------------------------------------------------------------
                                                                     VAN KAMPEN
                                                                       MID CAP
                                                                       GROWTH
                                                                     SUBACCOUNT
---------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN VAN KAMPEN LIFE INVESTMENT TRUST:
   Mid Cap Growth Portfolio Class II Shares, 2,938,052
   shares at net asset value of $3.19 per share
   (cost $7,845,139) ......................................       $     9,372,386
                                                                  ---------------
      Total assets ........................................             9,372,386
                                                                  ---------------
LIABILITIES:
Accrued adverse mortality and expense charges .............                 8,953
Other accrued expenses ....................................                 1,305
                                                                  ---------------
      Total liabilities ...................................                10,258
                                                                  ---------------
      Total net assets ....................................       $     9,362,128
                                                                  ===============
NET ASSETS:
   Contracts in accumulation period (note 6) ..............       $     9,362,128
   Contracts in annuitization period (note 2 and note 6) ..                    --
                                                                  ---------------
      Total net assets ....................................       $     9,362,128
                                                                  ===============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

----------------------------------------------------------------------------------------------------------------------------------
                                                            CONSERVATIVE   CONSERVATIVE      MODERATE      MODERATE    AGGRESSIVE
                                                             ALLOCATION     ALLOCATION      ALLOCATION    ALLOCATION   ALLOCATION
                                                              CLASS I        CLASS II        CLASS I       CLASS II     CLASS I
                                                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income .......................................   $  3,335,890   $    223,887   $   3,920,998  $   158,375   $   229,349
  Mortality and expense charges (note 3) ................     (1,182,308)       (41,334)     (1,953,268)     (44,051)     (174,326)
  Administrative charges ................................       (145,640)        (5,608)       (238,830)      (6,390)      (14,741)
                                                            ------------   ------------   -------------  -----------   -----------
  Net investment income (loss) ..........................      2,007,942        176,945       1,728,900      107,934        40,282
                                                            ------------   ------------   -------------  -----------   -----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares ...........     (2,169,108)           861      (6,645,593)      19,140    (1,195,013)
  Realized gain distributions ...........................             --             --              --           --            --
                                                            ------------   ------------   -------------  -----------   -----------
  Net realized gain (loss) on investments ...............     (2,169,108)           861      (6,645,593)      19,140    (1,195,013)
NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS .........................     15,480,343        315,410      35,545,234      553,412     4,740,135
                                                            ------------   ------------   -------------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............................   $ 15,319,177   $    493,216   $  30,628,541  $   680,486   $ 3,585,404
                                                            ============   ============   =============  ===========   ===========

----------------------------------------------------------------------------------------------------------------------------------
                                                             AGGRESSIVE       MONEY           MONEY
                                                             ALLOCATION       MARKET          MARKET        BOND          BOND
                                                              CLASS II       CLASS I         CLASS II      CLASS I      CLASS II
                                                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income .......................................   $      4,716   $      4,750   $          --  $ 9,265,394   $   239,898
  Mortality and expense charges (note 3) ................         (1,717)    (1,180,135)            (53)  (2,560,400)      (32,422)
  Administrative charges ................................           (224)       (82,481)             (7)    (187,748)       (4,582)
                                                            ------------   ------------   -------------  -----------   -----------
  Net investment income (loss) ..........................          2,775     (1,257,866)            (60)   6,517,246       202,894
                                                            ------------   ------------   -------------  -----------   -----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares ...........             54             --              --   (1,500,477)        1,560
  Realized gain distributions ...........................             --             --              --           --            --
                                                            ------------   ------------   -------------  -----------   -----------
  Net realized gain (loss) on investments ...............             54             --              --   (1,500,477)        1,560
NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS .........................         30,813             --              --    5,960,601      (121,493)
                                                            ------------   ------------   -------------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............................   $     33,642   $ (1,257,866)  $         (60) $10,977,370   $    82,961
                                                            ============   ============   =============  ===========   ===========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                              HIGH            HIGH       DIVERSIFIED    DIVERSIFIED    LARGE CAP
                                                             INCOME          INCOME        INCOME         INCOME         VALUE
                                                             CLASS I        CLASS II       CLASS I       CLASS II       CLASS I
                                                           SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income .......................................  $  4,612,570   $     54,824   $   8,572,254  $   141,616   $  4,290,905
  Mortality and expense charges (note 3) ................      (686,699)        (4,092)     (2,518,034)     (22,322)    (2,290,136)
  Administrative charges ................................       (42,828)          (571)       (172,988)      (3,750)      (178,671)
                                                           ------------   ------------   -------------  -----------   ------------
  Net investment income (loss) ..........................     3,883,043         50,161       5,881,232      115,544      1,822,098
                                                           ------------   ------------   -------------  -----------   ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares ...........    (2,747,616)           403     (13,412,289)       5,760    (21,412,300)
  Realized gain distributions ...........................            --             --              --           --             --
                                                           ------------   ------------   -------------  -----------   ------------
  Net realized gain (loss) on investments ...............    (2,747,616)           403     (13,412,289)       5,760    (21,412,300)
NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS .........................    15,568,588         24,744      25,063,347      171,784     46,011,458
                                                           ------------   ------------   -------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............................  $ 16,704,015   $     75,308   $  17,532,290  $   293,088   $ 26,421,256
                                                           ============   ============   =============  ===========   ============

----------------------------------------------------------------------------------------------------------------------------------
                                                            LARGE CAP      LARGE CAP      LARGE CAP      MID CAP        MID CAP
                                                              VALUE         GROWTH         GROWTH         VALUE          VALUE
                                                             CLASS II       CLASS I        CLASS II      CLASS I        CLASS II
                                                           SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income .......................................  $     22,315   $    904,175   $      15,228  $   835,203   $     13,240
  Mortality and expense charges (note 3) ................        (9,116)    (1,511,764)        (19,545)    (906,795)       (10,023)
  Administrative charges ................................        (1,270)      (116,191)         (2,791)     (57,773)        (1,406)
                                                           ------------   ------------   -------------  -----------   ------------
  Net investment income (loss) ..........................        11,929       (723,780)         (7,108)    (129,365)         1,811
                                                           ------------   ------------   -------------  -----------   ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares ...........         1,359     (4,923,263)          1,432   (9,661,562)         1,282
  Realized gain distributions ...........................            --             --              --           --             --
                                                           ------------   ------------   -------------  -----------   ------------
  Net realized gain (loss) on investments ...............         1,359     (4,923,263)          1,432   (9,661,562)         1,282
NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS .........................       188,174     45,295,930         531,076   26,613,796        227,547
                                                           ------------   ------------   -------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............................  $    201,462   $ 39,648,887   $     525,400  $16,822,869   $    230,640
                                                           ============   ============   =============  ===========   ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                              MID CAP        MID CAP       SMALL CAP     SMALL CAP      SMALL CAP
                                                              GROWTH         GROWTH         VALUE          VALUE         GROWTH
                                                              CLASS I        CLASS II       CLASS I       CLASS II       CLASS I
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income .......................................  $      1,586   $         --   $      17,763  $       809   $         --
  Mortality and expense charges (note 3) ................      (620,313)        (5,849)        (34,021)      (2,231)       (13,504)
  Administrative charges ................................       (44,242)          (825)         (3,575)        (305)        (1,071)
                                                           ------------   ------------   -------------  -----------   ------------
  Net investment income (loss) ..........................      (662,969)        (6,674)        (19,833)      (1,727)       (14,575)
                                                           ------------   ------------   -------------  -----------   ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares ...........    (8,564,172)           615        (146,714)         388       (221,483)
  Realized gain distributions ...........................            --             --              --           --             --
                                                           ------------   ------------   -------------  -----------   ------------
  Net realized gain (loss) on investments ...............    (8,564,172)           615        (146,714)         388       (221,483)
NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS .........................    28,998,084        152,270       1,031,992       69,121        414,926
                                                           ------------   ------------   -------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............................  $ 19,770,943   $    146,211   $     865,445  $    67,782   $    178,868
                                                           ============   ============   =============  ===========   ============

----------------------------------------------------------------------------------------------------------------------------------
                                                             SMALL CAP    INTERNATIONAL   INTERNATIONAL    GLOBAL        GLOBAL
                                                              GROWTH          STOCK           STOCK      SECURITIES    SECURITIES
                                                              CLASS II       CLASS I         CLASS II      CLASS I      CLASS II
                                                            SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income .......................................  $         --   $  1,043,657   $      63,227  $   220,995   $      6,371
  Mortality and expense charges (note 3) ................           (28)      (590,850)        (13,362)    (190,739)        (2,604)
  Administrative charges ................................            (4)       (41,461)         (1,879)     (13,233)          (355)
                                                           ------------   ------------   -------------  -----------   ------------
  Net investment income (loss) ..........................           (32)       411,346          47,986       17,023          3,412
                                                           ------------   ------------   -------------  -----------   ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares ...........             3     (5,622,791)          1,584   (3,076,548)           514
  Realized gain distributions ...........................            --             --              --           --             --
                                                           ------------   ------------   -------------  -----------   ------------
  Net realized gain (loss) on investments ...............             3     (5,622,791)          1,584   (3,076,548)           514
NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS .........................           543     17,183,419         198,957    6,290,581         63,229
                                                           ------------   ------------   -------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............................  $        514   $ 11,971,974   $     248,527  $ 3,231,056   $     67,155
                                                           ============   ============   =============  ===========   ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FRANKLIN       FRANKLIN
                                                              AIM          FRANKLIN       FRANKLIN    MUTUAL GLOBAL   DEVELOPING
                                                             GLOBAL       HIGH INCOME      INCOME       DISCOVERY       MARKETS
                                                           REAL ESTATE     SECURITIES     SECURITIES    SECURITIES     SECURITIES
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income .......................................  $         --   $    471,677   $     609,632  $    57,188   $     82,903
  Mortality and expense charges (note 3) ................       (26,961)       (92,066)        (89,782)     (42,813)       (22,894)
  Administrative charges ................................        (3,685)       (12,436)        (11,625)      (5,380)        (2,747)
                                                           ------------   ------------   -------------  -----------   ------------
  Net investment income (loss) ..........................       (30,646)       367,175         508,225        8,995         57,262
                                                           ------------   ------------   -------------  -----------   ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares ...........       (20,933)        24,520         (71,336)     (27,514)       (22,285)
  Realized gain distributions ...........................            --             --              --      113,065          8,005
                                                           ------------   ------------   -------------  -----------   ------------
  Net realized gain (loss) on investments ...............       (20,933)        24,520         (71,336)      85,551        (14,280)
NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS .........................       900,130      2,149,508       2,001,949      672,281        943,539
                                                           ------------   ------------   -------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............................  $    848,551   $  2,541,203   $   2,438,838  $   766,827   $    986,521
                                                           ============   ============   =============  ===========   ============

----------------------------------------------------------------------------------------------------------------------------------
                                                                MFS       OPPENHEIMER    OPPENHEIMER   OPPENHEIMER   OPPENHEIMER
                                                             STRATEGIC       HIGH        MAIN STREET      MAIN      INTERNATIONAL
                                                              INCOME        INCOME        SMALL CAP      STREET        GROWTH
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income .......................................  $    143,399   $         --   $      17,969  $    77,665   $     51,412
  Mortality and expense charges (note 3) ................       (17,607)       (16,203)        (55,908)    (101,980)       (91,927)
  Administrative charges ................................        (2,113)        (1,944)         (7,979)     (14,608)       (13,019)
                                                           ------------   ------------   -------------  -----------   ------------
  Net investment income (loss) ..........................       123,679        (18,147)        (45,918)     (38,923)       (53,534)
                                                           ------------   ------------   -------------  -----------   ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares ...........       (32,958)    (1,603,537)         (1,906)     (13,309)         3,118
  Realized gain distributions ...........................            --             --              --           --             --
                                                           ------------   ------------   -------------  -----------   ------------
  Net realized gain (loss) on investments ...............       (32,958)    (1,603,537)         (1,906)     (13,309)         3,118
NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS .........................       195,249      1,889,396       1,755,883    2,561,065      2,850,240
                                                           ------------   ------------   -------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............................  $    285,970   $    267,712   $   1,708,059  $ 2,508,833   $  2,799,824
                                                           ============   ============   =============  ===========   ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                              PIMCO
                                                            COMMODITY         PIMCO          PIMCO     T. ROWE PRICE   VAN KAMPEN
                                                            REALRETURN        TOTAL         GLOBAL     INTERNATIONAL   GROWTH AND
                                                             STRATEGY        RETURN          BOND          STOCK         INCOME
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income .......................................  $    286,941   $    860,119   $     250,535  $   236,244   $    458,627
  Mortality and expense charges (note 3) ................       (42,017)      (212,914)        (97,942)    (116,339)      (145,906)
  Administrative charges ................................        (5,112)       (25,443)        (12,616)     (13,961)       (19,985)
                                                           ------------   ------------   -------------  -----------   ------------
  Net investment income (loss) ..........................       239,812        621,762         139,977      105,944        292,736
                                                           ------------   ------------   -------------  -----------   ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares ...........        (4,697)        46,740          69,590     (639,281)         1,190
  Realized gain distributions ...........................       565,386      1,017,903       1,218,409           --             --
                                                           ------------   ------------   -------------  -----------   ------------
  Net realized gain (loss) on investments ...............       560,689      1,064,643       1,287,999     (639,281)         1,190
NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS .........................       563,412        154,375        (123,733)   4,402,986      3,499,739
                                                           ------------   ------------   -------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............................  $  1,363,913   $  1,840,780   $   1,304,243  $ 3,869,649   $  3,793,665
                                                           ============   ============   =============  ===========   ============

----------------------------------------------------------------------------------------------------------------------------------
                                                            VAN KAMPEN
                                                              MID CAP
                                                              GROWTH
                                                            SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income .......................................  $         --
  Mortality and expense charges (note 3) ................       (63,942)
  Administrative charges ................................        (9,136)
                                                           ------------
  Net investment income (loss) ..........................       (73,078)
                                                           ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares ...........        20,635
  Realized gain distributions ...........................            --
                                                           ------------
  Net realized gain (loss) on investments ...............        20,635
NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS .........................     2,479,007
                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............................  $  2,426,564
                                                           ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   CONSERVATIVE                    CONSERVATIVE
                                                                                    ALLOCATION,                     ALLOCATION,
                                                                                CLASS I SUBACCOUNT              CLASS II SUBACCOUNT
                                                                            YEAR ENDED         YEAR ENDED            YEAR ENDED
                                                                         DECEMBER 31, 2009  DECEMBER 31, 2008     DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $    2,007,942      $    1,686,362        $      176,945
  Net realized gain (loss) on investments .............................      (2,169,108)           (912,692)                  861
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................      15,480,343         (18,093,019)              315,410
                                                                         --------------      --------------        --------------
     Net increase (decrease) in net assets from operations ............      15,319,177         (17,319,349)              493,216
                                                                         --------------      --------------        --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................       6,197,492          19,420,052             8,076,675
  Transfers between subaccounts (including fixed accounts), net .......      25,873,761          47,352,643             4,384,370
  Payment for contract benefits and terminations ......................     (10,040,763)        (10,600,382)             (134,701)
  Contract charges and fees ...........................................        (394,970)           (261,705)               (3,542)
  Adjustments to net assets allocated to contracts in payout period ...              --                  --                    --
                                                                         --------------      --------------        --------------
     Net increase (decrease) in net assets from contract transactions .      21,635,520          55,910,608            12,322,802
                                                                         --------------      --------------        --------------
  Total increase (decrease) in net assets .............................      36,954,697          38,591,259            12,816,018
NET ASSETS:
  Beginning of period .................................................      84,894,931          46,303,672                    --
                                                                         --------------      --------------        --------------
  End of period .......................................................  $  121,849,628      $   84,894,931        $   12,816,018
                                                                         ==============      ==============        ==============

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                MODERATE ALLOCATION,           MODERATE ALLOCATION,
                                                                                CLASS I SUBACCOUNT             CLASS II SUBACCOUNT
                                                                            YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $    1,728,900      $    1,283,883        $      107,934
  Net realized gain (loss) on investments .............................      (6,645,593)           (182,763)               19,140
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................      35,545,234         (63,427,464)              553,412
                                                                         --------------      --------------        --------------
     Net increase (decrease) in net assets from operations ............      30,628,541         (62,326,344)              680,486
                                                                         --------------      --------------        --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................       9,383,486          37,304,462             8,331,931
  Transfers between subaccounts (including fixed accounts), net .......      11,198,286          57,880,977             3,198,397
  Payment for contract benefits and terminations ......................     (13,019,944)        (16,423,469)              (61,386)
  Contract charges and fees ...........................................        (798,633)           (774,972)                  (25)
  Adjustments to net assets allocated to contracts in payout period ...           4,454             (38,515)                   --
                                                                         --------------      --------------        --------------
     Net increase (decrease) in net assets from contract transactions .       6,767,649          77,948,483            11,468,917
                                                                         --------------      --------------        --------------
  Total increase (decrease) in net assets .............................      37,396,190          15,622,139            12,149,403
NET ASSETS:
  Beginning of period .................................................     153,120,413         137,498,274                    --
                                                                         --------------      --------------        --------------
  End of period .......................................................  $  190,516,603      $  153,120,413        $   12,149,403
                                                                         ==============      ==============        ==============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               AGGRESSIVE ALLOCATION,        AGGRESSIVE ALLOCATION,
                                                                                CLASS I SUBACCOUNT             CLASS II SUBACCOUNT
                                                                           YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                                        DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $       40,282      $      (67,637)     $        2,775
  Net realized gain (loss) on investments .............................      (1,195,013)           (400,519)                 54
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................       4,740,135          (7,520,528)             30,813
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from operations ............       3,585,404          (7,988,684)             33,642
                                                                         --------------      --------------      --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................       1,035,601           3,267,713             340,385
  Transfers between subaccounts (including fixed accounts), net .......       1,832,133           9,466,322             139,857
  Payment for contract benefits and terminations ......................      (1,190,732)         (1,524,196)                 --
  Contract charges and fees ...........................................         (30,508)            (30,328)                 --
  Adjustments to net assets allocated to contracts in payout period ...             180                (447)                 --
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from contract transactions .       1,646,674          11,179,064             480,242
                                                                         --------------      --------------      --------------
  Total increase (decrease) in net assets .............................       5,232,078           3,190,380             513,884
NET ASSETS:
  Beginning of period .................................................      13,009,110           9,818,730                  --
                                                                         --------------      --------------      --------------
  End of period .......................................................  $   18,241,188      $   13,009,110      $      513,884
                                                                         ==============      ==============      ==============

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   MONEY MARKET,                   MONEY MARKET,
                                                                                CLASS I SUBACCOUNT             CLASS II SUBACCOUNT
                                                                            YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $   (1,257,866)     $      474,075      $          (60)
  Net realized gain (loss) on investments .............................              --                  --                  --
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................              --                  --                  --
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from operations ............      (1,257,866)            474,075                 (60)
                                                                         --------------      --------------      --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................       2,705,370           5,095,556             183,109
  Transfers between subaccounts (including fixed accounts), net .......        (324,662)         78,557,694               9,352
  Payment for contract benefits and terminations ......................     (61,680,738)        (40,378,738)             (7,107)
  Contract charges and fees ...........................................        (602,256)           (314,726)                 --
  Adjustments to net assets allocated to contracts in payout period ...              65                  64                  --
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from contract transactions .     (59,902,221)         42,959,850             185,354
                                                                         --------------      --------------      --------------
  Total increase (decrease) in net assets .............................     (61,160,087)         43,433,925             185,294
NET ASSETS:
  Beginning of period .................................................     140,007,833          96,573,908                  --
                                                                         --------------      --------------      --------------
  End of period .......................................................  $   78,847,746      $  140,007,833      $      185,294
                                                                         ==============      ==============      ==============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      BOND,                            BOND,
                                                                                CLASS I SUBACCOUNT              CLASS II SUBACCOUNT
                                                                             YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                                         DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $    6,517,246      $    8,584,990      $      202,894
  Net realized gain (loss) on investments .............................      (1,500,477)         (1,173,577)              1,560
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................       5,960,601          (3,961,326)           (121,493)
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from operations ............      10,977,370           3,450,087              82,961
                                                                         --------------      --------------      --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................       6,828,626           9,337,231           6,996,930
  Transfers between subaccounts (including fixed accounts), net .......        (858,582)        (26,659,321)          2,768,943
  Payment for contract benefits and terminations ......................     (38,143,407)        (41,396,339)           (136,293)
  Contract charges and fees ...........................................        (687,509)           (680,579)             (3,645)
  Adjustments to net assets allocated to contracts in payout period ...           1,686               1,858                  --
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from contract transactions .     (32,859,186)        (59,397,150)          9,625,935
                                                                         --------------      --------------      --------------
  Total increase (decrease) in net assets .............................     (21,881,816)        (55,947,063)          9,708,896
NET ASSETS:
  Beginning of period .................................................     231,633,868         287,580,931                  --
                                                                         --------------      --------------      --------------
  End of period .......................................................  $  209,752,052      $  231,633,868      $    9,708,896
                                                                         ==============      ==============      ==============

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    HIGH INCOME,                   HIGH INCOME,
                                                                                CLASS I SUBACCOUNT             CLASS II SUBACCOUNT
                                                                            YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                                         DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $    3,883,043      $    4,781,419      $       50,161
  Net realized gain (loss) on investments .............................      (2,747,616)         (4,067,180)                403
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................      15,568,588         (13,645,539)             24,744
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from operations ............      16,704,015         (12,931,300)             75,308
                                                                         --------------      --------------      --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................         866,935           2,255,130             861,588
  Transfers between subaccounts (including fixed accounts), net .......      (5,305,082)        (17,910,910)            229,714
  Payment for contract benefits and terminations ......................      (9,489,057)        (10,747,236)            (19,627)
  Contract charges and fees ...........................................        (158,748)           (203,892)               (336)
  Adjustments to net assets allocated to contracts in payout period ...             629                 588                  --
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from contract transactions .     (14,085,323)        (26,606,320)          1,071,339
                                                                         --------------      --------------      --------------
  Total increase (decrease) in net assets .............................       2,618,692         (39,537,620)          1,146,647
NET ASSETS:
  Beginning of period .................................................      57,430,859          96,968,479                  --
                                                                         --------------      --------------      --------------
  End of period .......................................................  $   60,049,551      $   57,430,859      $    1,146,647
                                                                         ==============      ==============      ==============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                DIVERSIFIED INCOME,             DIVERSIFIED INCOME,
                                                                                CLASS I SUBACCOUNT              CLASS II SUBACCOUNT
                                                                            YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $    5,881,232      $    8,695,219      $      115,544
  Net realized gain (loss) on investments .............................     (13,412,289)        (10,166,375)              5,760
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................      25,063,347         (45,714,077)            171,784
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from operations ............      17,532,290         (47,185,233)            293,088
                                                                         --------------      --------------      --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................       3,512,029           6,779,594           4,443,231
  Transfers between subaccounts (including fixed accounts), net .......      (6,576,870)        (40,075,613)          1,558,303
  Payment for contract benefits and terminations ......................     (36,437,953)        (58,942,114)            (40,595)
  Contract charges and fees ...........................................        (385,912)           (528,988)                 --
  Adjustments to net assets allocated to contracts in payout period ...         (73,097)              5,919                  --
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from contract transactions .     (39,961,803)        (92,761,202)          5,960,939
                                                                         --------------      --------------      --------------
  Total increase (decrease) in net assets .............................     (22,429,513)       (139,946,435)          6,254,027
NET ASSETS:
  Beginning of period .................................................     236,980,035         376,926,470                  --
                                                                         --------------      --------------      --------------
  End of period .......................................................  $  214,550,522      $  236,980,035      $    6,254,027
                                                                         ==============      ==============      ==============

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  LARGE CAP VALUE,               LARGE CAP VALUE,
                                                                                CLASS I SUBACCOUNT             CLASS II SUBACCOUNT
                                                                            YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $    1,822,098      $    3,315,225      $       11,929
  Net realized gain (loss) on investments .............................     (21,412,300)        (13,076,096)              1,359
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................      46,011,458        (134,747,419)            188,174
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from operations ............      26,421,256        (144,508,290)            201,462
                                                                         --------------      --------------      --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................       2,333,467           7,766,330           1,884,359
  Transfers between subaccounts (including fixed accounts), net .......      (6,774,651)        (39,121,098)            506,659
  Payment for contract benefits and terminations ......................     (27,969,382)        (56,971,180)            (42,462)
  Contract charges and fees ...........................................        (419,875)           (668,216)               (926)
  Adjustments to net assets allocated to contracts in payout period ...           7,703               2,964                  --
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from contract transactions .     (32,822,738)        (88,991,200)          2,347,630
                                                                         --------------      --------------      --------------
  Total increase (decrease) in net assets .............................      (6,401,482)       (233,499,490)          2,549,092
NET ASSETS:
  Beginning of period .................................................     212,810,489         446,309,979                  --
                                                                         --------------      --------------      --------------
  End of period .......................................................  $  206,409,007      $  212,810,489      $    2,549,092
                                                                         ==============      ==============      ==============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 LARGE CAP GROWTH,               LARGE CAP GROWTH,
                                                                                CLASS I SUBACCOUNT              CLASS II SUBACCOUNT
                                                                            YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $     (723,780)     $   (1,208,094)     $       (7,108)
  Net realized gain (loss) on investments .............................      (4,923,263)           (398,137)              1,432
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................      45,295,930         (80,435,003)            531,076
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from operations ............      39,648,887         (82,041,234)            525,400
                                                                         --------------      --------------      --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................       3,549,711           5,022,592           3,927,854
  Transfers between subaccounts (including fixed accounts), net .......      (6,986,178)        (18,668,867)          1,612,444
  Payment for contract benefits and terminations ......................     (16,674,486)        (26,869,352)            (66,898)
  Contract charges and fees ...........................................        (269,604)           (348,424)             (2,378)
  Adjustments to net assets allocated to contracts in payout period ...              67               1,922                  --
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from contract transactions .     (20,380,490)        (40,862,129)          5,471,022
                                                                         --------------      --------------      --------------
  Total increase (decrease) in net assets .............................      19,268,397        (122,903,363)          5,996,422
NET ASSETS:
  Beginning of period .................................................     120,188,314         243,091,677                  --
                                                                         --------------      --------------      --------------
  End of period .......................................................  $  139,456,711      $  120,188,314      $    5,996,422
                                                                         ==============      ==============      ==============

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  MID CAP VALUE,                  MID CAP VALUE,
                                                                                CLASS I SUBACCOUNT             CLASS II SUBACCOUNT
                                                                            YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                                         DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $     (129,365)     $      206,617      $        1,811
  Net realized gain (loss) on investments .............................      (9,661,562)        (10,426,796)              1,282
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................      26,613,796         (46,786,669)            227,547
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from operations ............      16,822,869         (57,006,848)            230,640
                                                                         --------------      --------------      --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................       2,146,786           3,137,032           2,034,772
  Transfers between subaccounts (including fixed accounts), net .......      (6,847,139)        (23,947,600)            835,534
  Payment for contract benefits and terminations ......................      (9,915,202)        (18,484,312)            (34,447)
  Contract charges and fees ...........................................        (162,352)           (286,980)             (1,301)
  Adjustments to net assets allocated to contracts in payout period ...             891               1,086                  --
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from contract transactions .     (14,777,016)        (39,580,774)          2,834,558
                                                                         --------------      --------------      --------------
  Total increase (decrease) in net assets .............................       2,045,853         (96,587,622)          3,065,198
NET ASSETS:
  Beginning of period .................................................      80,060,612         176,648,234                  --
                                                                         --------------      --------------      --------------
  End of period .......................................................  $   82,106,465      $   80,060,612      $    3,065,198
                                                                         ==============      ==============      ==============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  MID CAP GROWTH,                  MID CAP GROWTH,
                                                                                CLASS I SUBACCOUNT              CLASS II SUBACCOUNT
                                                                            YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                                         DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $     (662,969)     $   (1,033,717)     $       (6,674)
  Net realized gain (loss) on investments .............................      (8,564,172)         (7,526,112)                615
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................      28,998,084         (40,952,676)            152,270
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from operations ............      19,770,943         (49,512,505)            146,211
                                                                         --------------      --------------      --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................         907,461           2,092,000           1,178,354
  Transfers between subaccounts (including fixed accounts), net .......      (4,955,355)        (12,791,437)            440,946
  Payment for contract benefits and terminations ......................      (6,227,562)        (10,987,240)            (21,914)
  Contract charges and fees ...........................................        (128,052)           (168,545)               (743)
  Adjustments to net assets allocated to contracts in payout period ...             431                 500                  --
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from contract transactions .     (10,403,077)        (21,854,722)          1,596,643
                                                                         --------------      --------------      --------------
  Total increase (decrease) in net assets .............................       9,367,866         (71,367,227)          1,742,854
NET ASSETS:
  Beginning of period .................................................      48,457,290         119,824,517                  --
                                                                         --------------      --------------      --------------
  End of period .......................................................  $   57,825,156      $   48,457,290      $    1,742,854
                                                                         ==============      ==============      ==============

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 SMALL CAP VALUE,                SMALL CAP VALUE,
                                                                                CLASS I SUBACCOUNT             CLASS II SUBACCOUNT
                                                                             YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                                         DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $      (19,833)     $       (1,401)     $       (1,727)
  Net realized gain (loss) on investments .............................        (146,714)           (111,303)                388
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................       1,031,992            (594,754)             69,121
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from operations ............         865,445            (707,458)             67,782
                                                                         --------------      --------------      --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................         243,889             778,006             450,110
  Transfers between subaccounts (including fixed accounts), net .......           1,569           1,541,884             108,408
  Payment for contract benefits and terminations ......................        (202,482)           (120,131)            (10,328)
  Contract charges and fees ...........................................          (8,321)             (5,298)               (262)
  Adjustments to net assets allocated to contracts in payout period ...              --                  --                  --
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from contract transactions .          34,655           2,194,461             547,928
                                                                         --------------      --------------      --------------
  Total increase (decrease) in net assets .............................         900,100           1,487,003             615,710
NET ASSETS:
  Beginning of period .................................................       2,570,592           1,083,589                  --
                                                                         --------------      --------------      --------------
  End of period .......................................................  $    3,470,692      $    2,570,592      $      615,710
                                                                         ==============      ==============      ==============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 SMALL CAP GROWTH,               SMALL CAP GROWTH,
                                                                                CLASS I SUBACCOUNT              CLASS II SUBACCOUNT
                                                                             YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                                         DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $      (14,575)     $      (17,781)     $          (32)
  Net realized gain (loss) on investments .............................        (221,483)           (312,461)                  3
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................         414,926            (590,981)                543
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from operations ............         178,868            (921,223)                514
                                                                         --------------      --------------      --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................          29,300             192,778               6,643
  Transfers between subaccounts (including fixed accounts), net .......           5,031             953,307                  44
  Payment for contract benefits and terminations ......................        (159,207)            (93,170)                 --
  Contract charges and fees ...........................................          (1,568)             (2,840)                 --
  Adjustments to net assets allocated to contracts in payout period ...              --                  --                  --
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from contract transactions .        (126,444)          1,050,075               6,687
                                                                         --------------      --------------      --------------
  Total increase (decrease) in net assets .............................          52,424             128,852               7,201
NET ASSETS:
  Beginning of period .................................................       1,135,787           1,006,935                  --
                                                                         --------------      --------------      --------------
  End of period .......................................................  $    1,188,211      $    1,135,787      $        7,201
                                                                         ==============      ==============      ==============

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                INTERNATIONAL STOCK,           INTERNATIONAL STOCK,
                                                                                CLASS I SUBACCOUNT             CLASS II SUBACCOUNT
                                                                             YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $      411,346      $      652,085      $       47,986
  Net realized gain (loss) on investments .............................      (5,622,791)         (1,326,900)              1,584
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................      17,183,419         (38,399,228)            198,957
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from operations ............      11,971,974         (39,074,043)            248,527
                                                                         --------------      --------------      --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................       1,881,322           3,766,070           2,668,895
  Transfers between subaccounts (including fixed accounts), net .......      (2,865,553)        (13,164,118)          1,085,350
  Payment for contract benefits and terminations ......................      (6,011,607)        (10,034,568)            (42,880)
  Contract charges and fees ...........................................        (128,345)           (176,258)             (1,582)
  Adjustments to net assets allocated to contracts in payout period ...             461                 637                  --
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from contract transactions .      (7,123,722)        (19,608,237)          3,709,783
                                                                         --------------      --------------      --------------
  Total increase (decrease) in net assets .............................       4,848,252         (58,682,280)          3,958,310
NET ASSETS:
  Beginning of period .................................................      50,771,347         109,453,627                  --
                                                                         --------------      --------------      --------------
  End of period .......................................................  $   55,619,599      $   50,771,347      $    3,958,310
                                                                         ==============      ==============      ==============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                GLOBAL SECURITIES,            GLOBAL SECURITIES,
                                                                                CLASS I SUBACCOUNT           CLASS II SUBACCOUNT
                                                                            YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................  $       17,023      $      962,993      $        3,412
  Net realized gain (loss) on investments .............................      (3,076,548)         (2,883,190)                514
  Net change in unrealized appreciation or (depreciation)
     on investments ...................................................       6,290,581         (10,550,340)             63,229
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from operations ............       3,231,056         (12,470,537)             67,155
                                                                         --------------      --------------      --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............................         397,258           1,237,098             530,077
  Transfers between subaccounts (including fixed accounts), net .......        (747,466)         (3,996,359)            129,001
  Payment for contract benefits and terminations ......................      (2,020,840)         (3,098,420)            (13,293)
  Contract charges and fees ...........................................         (49,465)            (75,996)               (358)
  Adjustments to net assets allocated to contracts in payout period ...             260                 356                  --
                                                                         --------------      --------------      --------------
     Net increase (decrease) in net assets from contract transactions .      (2,420,253)         (5,933,321)            645,427
                                                                         --------------      --------------      --------------
  Total increase (decrease) in net assets .............................         810,803         (18,403,858)            712,582
NET ASSETS:
  Beginning of period .................................................      17,247,779          35,651,637                  --
                                                                         --------------      --------------      --------------
  End of period .......................................................  $   18,058,582      $   17,247,779      $      712,582
                                                                         ==============      ==============      ==============

-----------------------------------------------------------------------------------------------------------------------------------
                                                           AIM GLOBAL REAL ESTATE                     FRANKLIN HIGH INCOME
                                                                 SUBACCOUNT                          SECURITIES SUBACCOUNT
                                                       YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31, 2009   DECEMBER 31, 2008  DECEMBER 31, 2009    DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ....................  $       (30,646)    $       53,031      $      367,175       $      29,156
  Net realized gain (loss) on investments .........          (20,933)            25,956              24,520             (23,704)
  Net change in unrealized appreciation or
     (depreciation) on investments ................          900,130           (423,582)          2,149,508            (432,486)
                                                     ---------------     --------------      --------------       -------------
     Net increase (decrease) in net assets from
       operations .................................          848,551           (344,595)          2,541,203            (427,034)
                                                     ---------------     --------------      --------------       -------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..........        1,730,122            525,809           6,186,687           1,521,497
  Transfers between subaccounts (including fixed
     accounts), net ...............................        1,449,086            633,361           4,621,132           1,225,793
  Payment for contract benefits and terminations ..         (117,298)           (15,184)           (498,709)            (69,703)
  Contract charges and fees .......................           (6,438)              (648)            (20,599)             (2,504)
  Adjustments to net assets allocated to
     contracts in payout period ...................               54             (3,555)                 --                  --
                                                     ---------------     --------------      --------------       -------------
     Net increase (decrease) in net assets
       from contract transactions .................        3,055,526          1,139,783          10,288,511           2,675,083
                                                     ---------------     --------------      --------------       -------------
  Total increase (decrease) in net assets .........        3,904,077            795,188          12,829,714           2,248,049
NET ASSETS:
  Beginning of period .............................          795,188                 --           2,248,049                  --
                                                     ---------------     --------------      --------------       -------------
  End of period ...................................  $     4,699,265     $      795,188      $   15,077,763       $   2,248,049
                                                     ===============     ==============      ==============       =============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                             FRANKLIN INCOME                    FRANKLIN MUTUAL GLOBAL DISCOVERY
                                                          SECURITIES SUBACCOUNT                      SECURITIES SUBACCOUNT
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009    DECEMBER 31, 2008
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ...................   $      508,225      $      26,153       $        8,995       $      24,970
  Net realized gain (loss) on investments ........          (71,336)           (60,532)              85,551              26,098
  Net change in unrealized appreciation or
     (depreciation) on investments ...............        2,001,949         (1,028,006)             672,281            (411,024)
                                                     --------------      -------------       --------------       -------------
     Net increase (decrease) in net assets from
        operations ...............................        2,438,838         (1,062,385)             766,827            (359,956)
                                                     --------------      -------------       --------------       -------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners .........        3,044,906          2,034,527            2,271,803             898,183
  Transfers between subaccounts (including fixed
    accounts), net ...............................        2,602,284          3,391,795            1,998,232           1,314,996
  Payment for contract benefits and terminations .         (812,200)          (154,344)            (236,817)            (63,624)
  Contract charges and fees ......................          (31,062)            (3,920)             (12,357)             (2,197)
  Adjustments to net assets allocated to
    contracts in payout period ...................               65             (3,566)                  73              (4,082)
                                                     --------------      -------------       --------------       -------------
     Net increase (decrease) in net assets
        from contract transactions ...............        4,803,993          5,264,492            4,020,934           2,143,276
                                                     --------------      -------------       --------------       -------------
  Total increase (decrease) in net assets ........        7,242,831          4,202,107            4,787,761           1,783,320
NET ASSETS:
  Beginning of period ............................        4,202,107                 --            1,783,320                  --
                                                     --------------      -------------       --------------       -------------
  End of period ..................................   $   11,444,938      $   4,202,107       $    6,571,081       $   1,783,320
                                                     ==============      =============       ==============       =============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                        FRANKLIN DEVELOPING MARKETS                      MFS STRATEGIC
                                                            SECURITIES SUBACCOUNT                      INCOME SUBACCOUNT
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009    DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ...................   $        57,262     $       37,557      $      123,679       $       89,881
  Net realized gain (loss) on investments ........           (14,280)           800,768             (32,958)             (21,600)
  Net change in unrealized appreciation or
    (depreciation) on investments ................           943,539         (2,851,693)            195,249             (300,521)
                                                     ---------------     --------------      --------------       --------------
     Net increase (decrease) in net assets from
       operations ................................           986,521         (2,013,368)            285,970             (232,240)
                                                     ---------------     --------------      --------------       --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners .........                --                 --                  --                   --
  Transfers between subaccounts (including fixed
    accounts), net ...............................          (123,387)          (134,402)            (25,359)             (45,449)
  Payment for contract benefits and terminations .          (291,879)          (547,604)           (221,486)            (334,500)
  Contract charges and fees ......................            (2,088)            (1,875)             (1,548)              (1,387)
  Adjustments to net assets allocated to
    contracts in payout period ...................                --                 --              (1,226)                 110
                                                     ---------------     --------------      --------------       --------------
     Net increase (decrease) in net assets
       from contract transactions ................          (417,354)          (683,881)           (249,619)            (381,226)
                                                     ---------------     --------------      --------------       --------------
  Total increase (decrease) in net assets ........           569,167         (2,697,249)             36,351             (613,466)
NET ASSETS:
  Beginning of period ............................         1,580,316          4,277,565           1,406,484            2,019,950
                                                     ---------------     --------------      --------------       --------------
  End of period ..................................   $     2,149,483     $    1,580,316      $    1,442,835       $    1,406,484
                                                     ===============     ==============      ==============       ==============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                           OPPENHEIMER HIGH INCOME                 OPPENHEIMER MAIN STREET
                                                                  SUBACCOUNT                         SMALL CAP SUBACCOUNT
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009    DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ...................   $       (18,147)    $      470,182      $      (45,918)      $       (9,047)
  Net realized gain (loss) on investments ........        (1,603,537)        (1,579,332)             (1,906)             (18,529)
  Net change in unrealized appreciation or
    (depreciation) on investments ................         1,889,396         (4,883,602)          1,755,883             (560,864)
                                                     ---------------     --------------      --------------       --------------
     Net increase (decrease) in net assets from
       operations ................................           267,712         (5,992,752)          1,708,059             (588,440)
                                                     ---------------     --------------      --------------       --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners .........                --                 --           3,103,400            1,451,770
  Transfers between subaccounts (including fixed
    accounts), net ...............................           (88,430)          (722,635)          2,357,299            1,131,460
  Payment for contract benefits and terminations .          (231,976)        (2,101,316)           (277,341)             (54,640)
  Contract charges and fees ......................            (1,321)            (4,177)            (15,866)              (1,896)
  Adjustments to net assets allocated to
    contracts in payout period ...................            (2,920)               428                  --                   --
                                                     ---------------     --------------      --------------       --------------
     Net increase (decrease) in net assets
       from contract transactions ................          (324,647)        (2,827,700)          5,167,492            2,526,694
                                                     ---------------     --------------      --------------       --------------
  Total increase (decrease) in net assets ........           (56,935)        (8,820,452)          6,875,551            1,938,254
NET ASSETS:
  Beginning of period ............................         1,404,559         10,225,011           1,938,254                  --
                                                     ---------------     --------------      --------------       --------------
  End of period ..................................   $     1,347,624     $    1,404,559      $    8,813,805       $    1,938,254
                                                     ===============     ==============      ==============       ==============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                            OPPENHEIMER MAIN STREET               OPPENHEIMER INTERNATIONAL
                                                                  SUBACCOUNT                         GROWTH SUBACCOUNT
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009    DECEMBER 31, 2008
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ...................   $       (38,923)    $      (14,643)     $      (53,534)      $      (13,458)
  Net realized gain (loss) on investments ........           (13,309)           (43,720)              3,118              (34,651)
  Net change in unrealized appreciation or
     (depreciation) on investments ...............         2,561,065           (780,234)          2,850,240             (861,156)
                                                     ---------------     --------------      --------------       --------------
     Net increase (decrease) in net assets from
       operations ................................         2,508,833           (838,597)          2,799,824             (909,265)
                                                     ---------------     --------------      --------------       --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners .........         6,816,750          2,052,067           5,584,975            2,160,802
  Transfers between subaccounts (including fixed
    accounts), net ...............................         4,543,782          2,171,518           3,925,924            1,765,013
  Payment for contract benefits and terminations .          (559,414)           (95,035)           (383,088)             (89,063)
  Contract charges and fees ......................           (27,910)            (2,385)            (23,790)              (3,316)
  Adjustments to net assets allocated to
    contracts in payout period ...................                --                 --                  --                   --
                                                     ---------------     --------------      --------------       --------------
     Net increase (decrease) in net assets
       from contract transactions ................        10,773,208          4,126,165           9,104,021            3,833,436
                                                     ---------------     --------------      --------------       --------------
  Total increase (decrease) in net assets ........        13,282,041          3,287,568          11,903,845            2,924,171
NET ASSETS:
  Beginning of period ............................         3,287,568                 --           2,924,171                   --
                                                     ---------------     --------------      --------------       --------------
  End of period ..................................   $    16,569,609     $    3,287,568      $   14,828,016       $    2,924,171
                                                     ===============     ==============      ==============       ==============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                               PIMCO COMMODITY                        PIMCO TOTAL RETURN
                                                        REALRETURN STRAGETY SUBACCOUNT                    SUBACCOUNT
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009    DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ...................   $       239,812     $       30,117      $      621,762       $       74,088
  Net realized gain (loss) on investments ........           560,689           (223,030)          1,064,643              106,038
  Net change in unrealized appreciation or
     (depreciation) on investments ...............           563,412           (418,015)            154,375               (7,799)
                                                     ---------------     --------------      --------------        -------------
     Net increase (decrease) in net assets from
       operations ................................         1,363,913           (610,928)          1,840,780              172,327
                                                     ---------------     --------------      --------------        -------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners .........         2,850,462            640,262          12,938,462            1,984,636
  Transfers between subaccounts (including fixed
    accounts), net ...............................         2,424,175          1,058,332          14,433,047            6,397,377
  Payment for contract benefits and terminations .          (284,400)           (29,908)         (1,276,240)            (853,712)
  Contract charges and fees ......................           (10,046)              (618)            (38,747)             (40,620)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                  --                   --
                                                     ---------------     --------------      --------------        -------------
     Net increase (decrease) in net assets
       from contract transactions ................         4,980,191          1,668,068          26,056,522            7,487,681
                                                     ---------------     --------------      --------------        -------------
  Total increase (decrease) in net assets ........         6,344,104          1,057,140          27,897,302            7,660,008
NET ASSETS:
  Beginning of period ............................         1,057,140                 --           7,660,008                   --
                                                     ---------------     --------------      --------------        -------------
  End of period ..................................   $     7,401,244     $    1,057,140      $   35,557,310       $    7,660,008
                                                     ===============     ==============      ==============        =============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                               PIMCO GLOBAL BOND                 T. ROWE PRICE INTERNATIONAL
                                                                  SUBACCOUNT                           STOCK SUBACCOUNT
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009    DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ...................   $       139,977     $       26,485      $      105,944       $       57,667
  Net realized gain (loss) on investments ........         1,287,999            (36,636)           (639,281)             590,544
  Net change in unrealized appreciation or
     (depreciation) on investments ...............          (123,733)           (84,039)          4,402,986          (10,062,732)
                                                     ---------------     --------------      --------------       --------------
     Net increase (decrease) in net assets from
       operations ................................         1,304,243            (94,190)          3,869,649           (9,414,521)
                                                     ---------------     --------------      --------------       --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners .........         6,357,063          1,402,333                  --                   --
  Transfers between subaccounts (including fixed
    accounts), net ...............................         4,965,717          2,255,556            (726,333)            (769,246)
  Payment for contract benefits and terminations .          (736,478)          (289,480)         (1,145,353)          (3,208,790)
  Contract charges and fees ......................           (22,602)            (6,420)            (10,185)             (12,042)
  Adjustments to net assets allocated to
    contracts in payout period ...................                --                 --                 217                  258
                                                     ---------------     --------------      --------------       --------------
     Net increase (decrease) in net assets
       from contract transactions ................        10,563,700          3,361,989          (1,881,654)          (3,989,820)
                                                     ---------------     --------------      --------------       --------------
  Total increase (decrease) in net assets ........        11,867,943          3,267,799           1,987,995          (13,404,341)
NET ASSETS:
  Beginning of period ............................         3,267,799                 --           8,535,897           21,940,238
                                                     ---------------     --------------      --------------       --------------
  End of period ..................................   $    15,135,742     $    3,267,799      $   10,523,892       $    8,535,897
                                                     ===============     ==============      ==============       ==============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 VAN KAMPEN                              VAN KAMPEN
                                                         GROWTH AND INCOME SUBACCOUNT            MID CAP GROWTH SUBACCOUNT
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2009    DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)....................   $       292,736     $      (15,121)     $      (73,078)      $      (11,887)
  Net realized gain (loss) on investments ........             1,190            (27,648)             20,635              (32,913)
  Net change in unrealized appreciation or
     (depreciation) on investments ...............         3,499,739           (594,420)          2,479,007             (951,760)
                                                     ---------------     --------------      --------------       --------------
     Net increase (decrease) in net assets from
       operations ................................         3,793,665           (637,189)          2,426,564             (996,560)
                                                     ---------------     --------------      --------------       --------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners .........        11,038,830          2,266,025           2,830,506            1,945,661
  Transfers between subaccounts (including fixed
     accounts), net ..............................         8,109,794          2,094,465           2,018,142            1,530,645
  Payment for contract benefits and terminations .          (680,607)           (96,198)           (296,782)             (70,368)
  Contract charges and fees ......................           (32,422)            (2,962)            (19,634)              (2,842)
  Adjustments to net assets allocated to
   contracts in payout period ....................                66                 21                  --               (3,204)
                                                     ---------------     --------------      --------------       --------------
     Net increase (decrease) in net assets
       from contract transactions ................        18,435,661          4,261,351           4,532,232            3,399,892
                                                     ---------------     --------------      --------------       --------------
  Total increase (decrease) in net assets ........        22,229,326          3,624,162           6,958,796            2,403,332
NET ASSETS:
  Beginning of period ............................         3,624,162                --            2,403,332                   --
                                                     ---------------     --------------      --------------       --------------
  End of period ..................................   $    25,853,488     $    3,624,162      $    9,362,128       $    2,403,332
                                                     ===============     ==============      ==============       ==============

                 See accompanying Notes to Financial Statements.

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

    The CUNA Mutual Variable Annuity Account (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940, as amended, with the Securities Exchange Commission (SEC). The Variable Account was established as a separate account of CUNA Mutual Insurance Society (CMIS or the Company), a mutual life insurance company, to receive and invest net premiums paid by the policyholders to CMIS under variable annuity policies issued by CMIS (Contracts).

    Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account are attributable to the Contracts and are segregated and may not be used to satisfy other liabilities arising out of any other business which the Company may conduct. The net assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Contracts. The Company has the right to transfer to the general account any assets of the Variable Account which are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

    The Variable Account currently includes four variable annuity products:
    MEMBERS Variable Annuity, MEMBERS Variable Annuity II, MEMBERS Choice Variable Annuity and MEMBERS Variable Annuity III.

    The accompanying financial statements include only the contract owner deposits applicable to the variable portions of the Contracts and exclude deposits for fixed dollar benefits, which are included in the general account of the Company.

    The Variable Account is divided into a number of subaccounts from which the policyholder makes elections as to which subaccounts to participate in. The Variable Account may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying open-end management investment company or unit investment trust. (The term fund is used to mean an investment portfolio, e.g., Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, AIM Variable Insurance Funds, PIMCO Variable Insurance Trust, Van Kampen Life Investment Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The net investment income, and realized and unrealized gains and losses, from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

    The Variable Account invests in shares of certain funds within the Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, AIM Variable Insurance Funds, PIMCO Variable Insurance Trust, and Van Kampen Life Investment Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

    Ultra Series Fund currently has fifteen funds available (Class I and Class II), as investment options under the Contracts. Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust each have four funds available as investment options under the Contracts. PIMCO Variable Insurance Trust has three funds available under the Contract and Van Kampen Life Investment Trust has two funds available under the Contracts. T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), and AIM Variable Insurance Funds each have one fund available as an investment option under the Contracts. The T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the Contracts. These fund companies may, in the future, create additional funds or classes that may or may not be available as investment options under the Contracts.

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    Madison Asset Management, LLC, with which the Company has an alliance, serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. The Company receives a percentage of the advisory fees charged by the alliance. Prior to June 30, 2009, MEMBERS Capital Advisors, Inc., a wholly owned subsidiary of the Company, served as the Ultra Series Fund's investment advisor.

    Invesco AIM Advisors, Inc. serves as the investment adviser to the AIM Variable Insurance Funds and manages its assets in accordance with general policies and guidelines established by the board of the AIM Variable Insurance Funds.

    Franklin Advisors, Inc. and Franklin Mutual Advisers LLC serve as investment advisers to the Franklin Templeton Variable Insurance Products Trust and each manages its assets in accordance with general policies and guidelines established by the board of the Franklin Templeton Variable Insurance Products Trust.

    Massachusetts Financial Services Company serves as the investment adviser to the MFS(R) Variable Insurance Trust(SM) and manages its assets in accordance with general policies and guidelines established by the board of MFS(R) Variable Insurance Trust(SM).

    Oppenheimer Funds, Inc. serves as the investment adviser to the Oppenheimer Variable Account Funds and the Panorama Series Funds, Inc., and manages their assets in accordance with general policies and guidelines established by the board of the Oppenheimer Variable Account Funds or the Panorama Series Funds, Inc., as applicable.

    Pacific Investment Management Company LLC serves as the investment adviser to the PIMCO Variable Insurance Trust and manages its assets in accordance with general policies and guidelines established by the board of the PIMCO Variable Insurance Trust.

    T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

    Van Kampen Asset Management serves as the investment adviser to the Van Kampen Life Investment Trust and manages its assets in accordance with general policies and guidelines established by the board of the Van Kampen Life Investment Trust.

    Each of these investment advisors may have retained one or more investment sub-advisors to manage some or all of a fund's portfolio.

(2) SIGNIFICANT ACCOUNTING POLICIES

    Investment Valuation

    Investments in shares of the funds are stated at fair value of the funds, which is the net asset value per share as determined by the funds. Transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using cost calculated on an average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund.

    Federal Income Taxes

    The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under current provisions of the IRC the Company does not expect to incur federal income taxes on recorded earnings or the

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    realized capital gains attributed to the Variable Account to the extent these earnings are credited to the contracts. Accordingly, no charge for income tax is currently recorded. If such taxes are incurred by the Company in the future, a charge to the Variable Account may be assessed.

    In September 2008, the Company determined that the assets of the Ultra Series Money Market Fund (the Fund) failed the diversification tests set forth in Section 817(h) of the IRC. The Company undertook corrective actions to adequately diversify the Fund's assets and satisfy the IRC 817(h) requirements effective September 30, 2008. The Company intends to file a closing agreement with the Internal Revenue Service in accordance with published procedures which will serve to resolve the issue for Federal income tax purposes for the Company and its affected policyholders. It is expected that a payment will be made by the Company to the IRS along with the closing agreement. The cost of this payment will be borne by the Company.

    Annuity Reserves

    Annuity reserves, which are included in "contracts in annuitization period", are computed for contracts in the payout stage according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 3.5%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater than expected longevity of annuitants. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

    Use of Estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) FEES AND CHARGES

    Contract Charges

    SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE): At the time purchase payments are paid, no charge is deducted for sales expenses. However, a surrender charge is deducted upon surrender or partial withdrawal of purchase payments within the first 7 years of the contract and, in certain circumstances, upon payment of a death benefit or the election of certain annuity payment options.

    For purchase payments withdrawn or surrendered within the first year of the contract, the charge is 7% to 9% of the amount of the payment withdrawn or surrendered depending on the product version chosen. The surrender charge decreases by 1% for each full year that has elapsed since the purchase payment was recorded. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than 7 years prior to the withdrawal or surrender. No surrender charge is assessed on purchase payments made more than 4 years prior to the withdrawal or surrender for the L-Share option of the MEMBERS Variable Annuity III product.

    Subject to certain restrictions in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the Contracts. These charges are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    ANNUAL CONTRACT FEE. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts an annual contract fee of $30 from the variable contract value. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a Contract except on a contract anniversary when the full fee is deducted. The Company currently waives this fee for contracts with $25,000 or more of contract value. The contract fee is waived for contracts with $50,000 or more of contract value for the MEMBERS Variable Annuity III product. These fees are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    DEATH BENEFIT RIDER CHARGES. Optional death benefit riders are available on MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity contracts. The Maximum Anniversary Value Death Benefit and 5% Annual Guarantee Death Benefit Riders are available for issue ages 0 to 75. The Minimum Death Benefit Guarantee Rider is available for issue ages 76 to 85.

    On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.20% of average assets during the prior contract year. These expenses are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    Optional death benefit riders are also available on MEMBERS Variable Annuity III contracts. The Maximum Anniversary Value Death Benefit, 3% Annual Guarantee Death Benefit and Earnings Enhanced Death Benefit Riders are available for issue ages 0 to 75. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts the applicable rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.35% of average assets during the prior contract year. These charges are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    LIVING BENEFIT RIDERS. Optional living benefit riders, such as Guaranteed Minimum Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit, and Guaranteed Minimum Accumulation Benefit are available. Charges for these benefits range from 0.50% to 1.05%. Generally, prior to November 24, 2008, subject to state availability, this charge is assessed on the average monthly contract value for the prior contract year. After this date, the charge is assessed on the average benefit basis for the prior contract year. These charges are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    TRANSFER FEE. No charge is generally made for transfers between subaccounts. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a Contract year. These charges are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    PREMIUM TAXES. If state or other premium taxes are applicable to a Contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal,
    (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes. These charges are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    Variable Account Charges

    MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Variable Account at an annual rate of 1.15% to 1.60%. These charges are included in the Mortality and Expense Charges in the accompanying Statement of Operations.

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    ADMINISTRATIVE CHARGE. The Company deducts a daily administrative charge to compensate it for certain expenses it incurs in administration of MEMBERS Variable Annuity and MEMBERS Variable Annuity III contracts. The charge is deducted from the assets of the Variable Account at an annual rate of 0.15%. These charges are included in the Mortality and Expense Charges in the Statement of Operations.

(4) FAIR VALUE MEASUREMENT

    The Company follows the guidance of Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (FASB ASC 820). FASB ASC 820 defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and enhances disclosures about fair value measurements. FASB ASC 820 provides guidance on how to measure fair value when required under existing accounting standards.

    The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. In accordance with FASB ASC 820, we have categorized our financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

    o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date (for example, U.S. Government securities and active exchange-traded equity securities).

    o Level 2: Inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets,
       (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means. (for example, certain corporate and municipal bonds and certain preferred stocks).

    o Level 3: Inputs are unobservable inputs reflecting the Company's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (for example, certain structured securities and privately held investments).

    The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Variable Account's assets that are measured at fair value on a recurring basis as of December 31, 2009. All of the Variable Account's assets consist of mutual funds that have daily quoted net asset values at which the Variable Account could transact.

--------------------------------------------------------------------------------
ASSETS, AT FAIR VALUE                             LEVEL 2             TOTAL
--------------------------------------------------------------------------------
Investments in funds ......................   $1,707,986,746      $1,707,986,746
                                              --------------      --------------
Total assets ..............................   $1,707,986,746      $1,707,986,746
                                              ==============      ==============

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(5) PURCHASE AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2009 were as follows:

-----------------------------------------------------------------------------------------------------
                                                                           PURCHASES       SALES
-----------------------------------------------------------------------------------------------------
Conservative Allocation, Class I Fund ..................................  $37,945,391   $14,264,008
Conservative Allocation, Class II Fund .................................   12,716,728       203,781
Moderate Allocation, Class I Fund ......................................   28,484,204    19,949,594
Moderate Allocation, Class II Fund .....................................   12,921,808     1,332,209
Aggressive Allocation, Class I Fund ....................................    4,285,821     2,593,463
Aggressive Allocation, Class II Fund ...................................      484,501           941
Money Market, Class I Fund .............................................   27,631,240    88,849,651
Money Market, Class II Fund ............................................      270,669        85,363
Bond, Class I Fund .....................................................   28,093,411    54,474,256
Bond, Class II Fund ....................................................    9,924,445        85,424
High Income, Class I Fund ..............................................    6,534,254    16,735,280
High Income, Class II Fund .............................................    1,135,861        13,154
Diversified Income, Class I Fund .......................................   18,271,026    52,390,131
Diversified Income, Class II Fund ......................................    6,243,373       160,243
Large Cap Value, Class I Fund ..........................................   10,265,700    41,281,994
Large Cap Value, Class II Fund .........................................    2,387,142        24,894
Large Cap Growth, Class I Fund .........................................    7,538,184    28,627,722
Large Cap Growth, Class II Fund ........................................    5,500,037        29,913
Mid Cap Value, Class I Fund ............................................    3,926,187    18,834,351
Mid Cap Value, Class II Fund ...........................................    2,856,005        16,466
Mid Cap Growth, Class I Fund ...........................................    1,945,990    13,004,659
Mid Cap Growth, Class II Fund ..........................................    1,599,546         7,769
Small Cap Value, Class I Fund ..........................................      921,830       905,722
Small Cap Value, Class II Fund .........................................      551,752         4,905
Small Cap Growth, Class I Fund .........................................      461,845       602,872
Small Cap Growth, Class II Fund ........................................        6,703            39
International Stock, Class I Fund ......................................    4,797,152    11,505,002
International Stock, Class II Fund .....................................    3,781,608        19,704
Global Securities, Class I Fund ........................................    1,461,686     3,864,149
Global Securities, Class II Fund .......................................      655,650         6,053
AIM Global Real Estate II Fund .........................................    3,126,544        97,410
Franklin High Income Securities Fund ...................................   11,184,448       514,670
Franklin Income Securities Fund ........................................    6,218,680       898,132
Franklin Mutual Global Discovery Securities Fund .......................    4,362,643       214,539
Franklin Developing Markets Securities Fund ............................       91,032       442,555
MFS Strategic Income Fund ..............................................      142,735       268,726
Oppenheimer High Income Fund ...........................................        1,940       344,872
Oppenheimer Main Street Small Cap Fund .................................    5,415,366       286,223
Oppenheimer Main Street Fund ...........................................   11,355,978       606,902
Oppenheimer International Growth Fund ..................................    9,436,855       373,210
PIMCO Commodity RealReturn Strategy Fund ...............................    6,086,966       294,636
PIMCO Total Return Fund ................................................   29,565,435     1,839,087
PIMCO Global Bond Fund .................................................   13,326,171     1,390,775
T. Rowe Price International Stock Fund .................................      236,426     2,009,981
Van Kampen Growth & Income Fund ........................................   19,278,378       525,493
Van Kampen Mid Cap Growth Fund .........................................    4,865,718       398,832

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(6) CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the years ended December 31, 2009 and 2008 were as follows:

-------------------------------------------------------------------------------------------------------------------
                                            CONSERVATIVE    CONSERVATIVE   MODERATE        MODERATE      AGGRESSIVE
                                             ALLOCATION      ALLOCATION   ALLOCATION      ALLOCATION     ALLOCATION
                                               CLASS I         CLASS II     CLASS I        CLASS II       CLASS I
                                             SUBACCOUNT      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                             ----------      ----------   -----------     ----------     ----------
Units outstanding at December 31, 2007 ...    4,530,893             --    13,151,299             --         931,692
Units issued .............................    9,629,382             --    14,419,427             --       2,000,032
Units redeemed ...........................   (3,936,871)            --    (6,269,073)            --        (801,158)
                                             ----------      ---------    ----------      ---------      ----------
Units outstanding at December 31, 2008 ...   10,223,404             --    21,301,653             --       2,130,566
Units issued .............................    6,908,580      1,167,492     7,917,670      1,065,113         875,428
Units redeemed ...........................   (4,440,272)       (41,629)   (7,014,650)       (32,564)       (647,393)
                                             ----------      ---------    ----------      ---------      ----------
Units outstanding at December 31, 2009 ...   12,691,712      1,125,863    22,204,673      1,032,549       2,358,601
                                             ==========      =========    ==========      =========      ==========

-------------------------------------------------------------------------------------------------------------------
                                             AGGRESSIVE        MONEY         MONEY
                                             ALLOCATION       MARKET        MARKET         BOND            BOND
                                              CLASS II       CLASS I       CLASS II       CLASS I        CLASS II
                                             SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                             ----------    -----------    ----------    -----------     -----------
Units outstanding at December 31, 2007 ...           --      8,321,650            --     22,436,264             --
Units issued .............................           --     12,958,725            --     19,183,453             --
Units redeemed ...........................           --     (9,199,560)           --    (23,531,544)            --
                                             ----------    -----------    ----------    -----------      ---------
Units outstanding at December 31, 2008 ...           --     12,080,815            --     18,088,173             --
Units issued .............................       42,691      4,801,627        19,448     13,317,130        942,838
Units redeemed ...........................           --     (9,938,908)         (712)   (15,622,237)       (14,602)
                                             ----------    -----------    ----------    -----------      ---------
Units outstanding at December 31, 2009 ...       42,691      6,943,534        18,736     15,783,066        928,236
                                             ==========    ===========    ==========    ===========      =========

-------------------------------------------------------------------------------------------------------------------
                                                HIGH            HIGH       DIVERSIFIED    DIVERSIFIED    LARGE CAP
                                               INCOME          INCOME        INCOME         INCOME         VALUE
                                               CLASS I         CLASS II      CLASS I        CLASS II       CLASS I
                                             SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                             ----------      ----------  ------------    -----------   ------------
Units outstanding at December 31, 2007 ...    7,363,041             --    26,487,401             --      28,222,177
Units issued .............................    5,431,479             --    11,201,651             --      18,695,026
Units redeemed ...........................   (7,584,981)            --   (18,057,345)            --     (25,432,480)
                                             ----------      ---------   -----------     ----------     -----------
Units outstanding at December 31, 2008 ...    5,209,539             --    19,631,707             --      21,484,723
Units issued .............................    3,614,548        101,400     8,378,061        577,551      15,968,846
Units redeemed ...........................   (4,664,535)        (2,852)  (11,696,853)       (20,409)    (19,381,617)
                                             ----------      ---------   -----------     ----------     -----------
Units outstanding at December 31, 2009 ...    4,159,552         98,548    16,312,915        557,142      18,071,952
                                             ==========      =========   ===========     ==========     ===========

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------
                                             LARGE CAP       LARGE CAP      LARGE CAP      MID CAP        MID CAP
                                               VALUE          GROWTH         GROWTH         VALUE          VALUE
                                              CLASS II        CLASS I       CLASS II       CLASS I        CLASS II
                                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                           ------------    ------------    ----------    -----------    -----------
Units outstanding at December 31, 2007 ...           --     18,171,413            --     10,369,882              --
Units issued .............................           --     13,628,783            --      7,182,737              --
Units redeemed ...........................           --    (17,293,547)           --     (9,899,950)             --
                                             ----------    -----------      --------     ----------     -----------
Units outstanding at December 31, 2008 ...           --     14,506,649            --      7,652,669              --
Units issued .............................      209,490     10,858,457       487,698      6,157,907         252,054
Units redeemed ...........................       (5,294)   (13,228,428)       (7,734)    (7,408,473)         (3,159)
                                             ----------    -----------      --------     ----------     -----------
Units outstanding at December 31, 2009 ...      204,196     12,136,678       479,964      6,402,103         248,895
                                             ==========    ===========      ========     ==========     ===========

-------------------------------------------------------------------------------------------------------------------
                                              MID CAP        MID CAP        SMALL CAP     SMALL CAP      SMALL CAP
                                              GROWTH         GROWTH          VALUE          VALUE         GROWTH
                                              CLASS I        CLASS II       CLASS I       CLASS II       CLASS I
                                            SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                           ------------    ------------    ----------    -----------    -----------
Units outstanding at December 31, 2007 ...   11,068,226             --       120,682             --         104,677
Units issued .............................    7,317,490             --       475,028             --         330,135
Units redeemed ...........................   (9,931,453)            --      (206,437)            --        (223,513)
                                             ----------    -----------      --------     ----------     -----------
Units outstanding at December 31, 2008 ...    8,454,263             --       389,273             --         211,299
Units issued .............................    5,985,164        141,764       415,356         48,073         219,870
Units redeemed ...........................   (7,635,562)        (2,202)     (400,116)          (854)       (238,691)
                                             ----------    -----------      --------     ----------     -----------
Units outstanding at December 31, 2009 ...    6,803,865        139,562       404,513         47,219         192,478
                                             ==========    ===========      ========     ==========     ===========

-------------------------------------------------------------------------------------------------------------------
                                             SMALL CAP    INTERNATIONAL    INTERNATIONAL   GLOBAL          GLOBAL
                                              GROWTH          STOCK           STOCK      SECURITIES      SECURITIES
                                             CLASS II        CLASS I        CLASS II      CLASS I         CLASS II
                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                            -----------   -------------    ------------  ----------     ------------
Units outstanding at December 31, 2007 ...           --      6,028,378             --     2,271,556              --
Units issued .............................           --      4,188,692             --     2,199,413              --
Units redeemed ...........................           --     (5,555,881)            --    (2,645,239)             --
                                             ----------    -----------       ---------   ----------     -----------
Units outstanding at December 31, 2008 ...           --      4,661,189             --     1,825,730              --
Units issued .............................          852      3,445,586         307,525    1,909,291          54,894
Units redeemed ...........................         (211)    (4,060,685)         (4,895)  (2,146,068)         (1,067)
                                             ----------    -----------      ----------   ----------     -----------
Units outstanding at December 31, 2009 ...          641      4,046,090         302,630    1,588,953          53,827
                                             ==========    ===========      ==========   ==========     ===========

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------------------------------------------
                                                                                           FRANKLIN       FRANKLIN
                                                AIM          FRANKLIN        FRANKLIN    MUTUAL GLOBAL   DEVELOPING
                                               GLOBAL       HIGH INCOME       INCOME       DISCOVERY       MARKETS
                                             REAL ESTATE    SECURITIES      SECURITIES    SECURITIES     SECURITIES
                                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                             -----------    -----------     ----------   -------------   -----------
Units outstanding at December 31, 2007 ...           --             --              --           --         244,261
Units issued .............................      187,115        340,441         737,336      288,063              --
Units redeemed ...........................      (39,453)       (38,463)       (128,249)     (45,606)        (50,706)
                                             ----------     ----------      ----------   ----------     -----------
Units outstanding at December 31, 2008 ...      147,662        301,978         609,087      242,457         193,555
Units issued .............................      725,543      1,604,367       1,388,364      798,815              --
Units redeemed ...........................     (197,411)      (465,865)       (761,714)    (306,757)        (38,908)
                                             ----------     ----------      ----------   ----------     -----------
Units outstanding at December 31, 2009 ...      675,794      1,440,480       1,235,737      734,515         154,647
                                             ==========     ==========      ==========   ==========     ===========

---------------------------------------------------------------------------------------------------------------------
                                                 MFS        OPPENHEIMER     OPPENHEIMER  OPPENHEIMER    OPPENHEIMER
                                              STRATEGIC        HIGH         MAIN STREET     MAIN       INTERNATIONAL
                                               INCOME         INCOME        SMALL CAP      STREET         GROWTH
                                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                            -----------    ------------    ------------  ----------     ------------
Units outstanding at December 31, 2007 ...      122,472        706,807              --           --              --
Units issued .............................          206          1,110         330,650      588,657         540,853
Units redeemed ...........................      (24,358)      (245,730)        (30,062)     (73,079)        (42,287)
                                             ----------    -----------      ----------   ----------     -----------
Units outstanding at December 31, 2008 ...       98,320        462,187         300,588      515,578         498,566
Units issued .............................            3          2,032       1,124,063    2,273,411       2,004,893
Units redeemed ...........................      (16,013)      (105,392)       (412,630)    (730,444)       (659,413)
                                             ----------    -----------      ----------   ----------     -----------
Units outstanding at December 31, 2009 ...       82,310        358,827       1,012,021    2,058,545       1,844,046
                                             ==========    ===========      ==========   ==========     ===========

--------------------------------------------------------------------------------------------------------------------
                                                PIMCO
                                             COMMODITY         PIMCO          PIMCO     T. ROWE PRICE    VAN KAMPEN
                                             REALRETURN        TOTAL          GLOBAL    INTERNATIONAL    GROWTH AND
                                              STRATEGY        RETURN           BOND        STOCK           INCOME
                                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                             ----------    ------------     ----------  -------------   ------------
Units outstanding at December 31, 2007 ...           --             --              --    1,068,590              --
Units issued .............................      330,255      1,073,270         441,177          107         582,849
Units redeemed ...........................     (104,391)      (306,987)        (88,625)    (246,639)        (66,085)
                                             ----------    -----------      ----------   ----------     -----------
Units outstanding at December 31, 2008 ...      225,864        766,283         352,552      822,058         516,764
Units issued .............................    1,186,466      3,177,663       1,551,133          673       3,297,819
Units redeemed ...........................     (282,860)      (781,919)       (486,162)    (148,395)       (800,315)
                                             ----------    -----------      ----------   ----------     -----------
Units outstanding at December 31, 2009 ...    1,129,470      3,162,027       1,417,523      674,336       3,014,268
                                             ==========    ===========      ==========   ==========     ===========

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
                                                                    VAN KAMPEN
                                                                      MID CAP
                                                                      GROWTH
                                                                    SUBACCOUNT
                                                                    ----------
Units outstanding at December 31, 2007 ........................            --
Units issued ..................................................       490,555
Units redeemed ................................................       (43,130)
                                                                    ---------
Units outstanding at December 31, 2008 ........................       447,425
Units issued ..................................................     1,255,848
Units redeemed ................................................      (573,006)
                                                                    ---------
Units outstanding at December 31, 2009 ........................     1,130,267
                                                                    =========

------------
* This fund not available in this product type.

(7) FINANCIAL HIGHLIGHTS

    The table below provides per unit information of each subaccount.

--------------------------------------------------------------------------------------------------------------------------------
                                        AT DECEMBER 31                               FOR THE YEAR ENDED DECEMBER 31,
                 --------------------------------------------------   ----------------------------------------------------------
                  UNITS             UNIT FAIR VALUE      NET ASSETS   INVESTMENT(1)     EXPENSE RATIO(2)     TOTAL RETURN(3)
                 (000'S)           LOWEST TO HIGHEST      (000'S)     INCOME RATIO     LOWEST TO HIGHEST    LOWEST TO HIGHEST
--------------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION, CLASS I SUBACCOUNT:
2009             12,692              $9.40 to $9.14       $121,850         3.22%         1.15% to 1.80%      15.34% to 14.68%
2008             10,223               8.15 to 7.97          84,895         3.44%         1.15% to 1.80%     (18.82%) to (19.33%)
2007              4,531             10.04* to 10.05*        46,304         4.92%         1.15% to 1.80%      0.40%* to 0.50%*
2006                123                 10.17***             1,252         1.56%              1.30%               1.70%***

CONSERVATIVE ALLOCATION, CLASS II SUBACCOUNT:
2009              1,126          $11.39^^ to $10.99^^     $ 12,816         5.40%         1.30% to 1.80%     13.90%^^ to 9.90%^^

MODERATE ALLOCATION, CLASS I SUBACCOUNT:
2009             22,205            $8.25 to $7.94         $190,517         2.30%         1.15% to 1.80%      19.22% to 18.33%
2008             21,302             6.92 to 6.71           153,120         2.05%         1.15% to 1.80%     (31.08%) to (31.46%)
2007             13,151            10.04* to 9.61*         137,498         3.25%         1.15% to 1.80%     0.40%* to (3.90%)*
2006                783               10.29***               8,053         2.41%              1.30%               2.90%***

MODERATE ALLOCATION, CLASS I SUBACCOUNT:
2009              1,033          $11.78^^ to $11.33^^     $ 12,149         3.66%         1.30% to 1.80%     17.80%^^ to 13.30%^^

AGGRESSIVE ALLOCATION, CLASS I SUBACCOUNT:
2009              2,359             $7.42 to $7.18        $ 18,241         1.51%         1.15% to 1.80%      26.41% to 25.52%
2008              2,131              5.87 to 5.72           13,009         0.81%         1.15% to 1.80%     (41.77%) to (42.16%)
2007                932            10.08* to 10.00**         9,819         2.25%         1.15% to 1.80%      0.80%* to 0.00%**
2006                 73                 10.39***               760         1.78%              1.30%               3.90%***

AGGRESSIVE ALLOCATION, CLASS I SUBACCOUNT:
2009                 43                 $12.04^^          $    514         2.77%              1.30%               20.4%^^

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------------
                              AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31,
         --------------------------------------------------    -----------------------------------------------------------------
          UNITS             UNIT FAIR VALUE      NET ASSETS    INVESTMENT(1)     EXPENSE RATIO(2)          TOTAL RETURN(3)
         (000'S)           LOWEST TO HIGHEST       (000'S)     INCOME RATIO     LOWEST TO HIGHEST         LOWEST TO HIGHEST
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET SUBACCOUNT, CLASS I:
2009       6,944             $11.12 to $9.82      $ 78,848        0.00%          1.15% to 1.80%            (1.07%) to (1.80%)
2008      12,081              11.24 to 10.00       140,008        1.65%          1.15% to 1.80%             .54% to (0.10%)
2007       8,322             11.18 to 10.00**       96,574        4.52%          1.15% to 1.80%            3.52% to 0.00%**
2006       7,852              10.80 to 13.40        88,973        4.33%          1.15% to 1.40%             3.35% to 3.08%
2005       6,419              10.45 to 13.00        71,365        2.74%          1.15% to 1.40%             1.65% to 1.33%

MONEY MARKET SUBACCOUNT, CLASS II:
2009      18,736                 $9.89^^          $    185        0.00%               1.30%                     (1.10%)^^

BOND SUBACCOUNT, CLASS I:
2009      15,783             $14.29 to $10.68     $209,752        4.22%          1.15% to 1.80%             5.31% to 4.60%
2008      18,088              13.57 to 10.21       231,634        4.49%          1.15% to 1.80%             1.72% to 1.09%
2007      22,436             13.34 to 10.10*       287,581        4.02%          1.15% to 1.80%             3.81% to 1.00%*
2006      22,806              12.85 to 16.63       289,940        4.62%          1.15% to 1.40%             2.80% to 2.59%
2005      20,429              12.50 to 16.21       265,644        4.14%          1.15% to 1.40%             1.38% to 1.12%

BOND SUBACCOUNT, CLASS II:
2009         928           $10.46^^ to $10.40^^   $  9,709        7.38%          1.30% to 1.80%           4.60%^^ to 4.00%^^

HIGH INCOME SUBACCOUNT, CLASS I:
2009       4,160             $16.30 to $10.90     $ 60,050        7.76%          1.15% to 1.80%            32.74% to 31.80%
2008       5,210              12.28 to 8.27         57,431        7.30%          1.15% to 1.80%           (15.72% to (16.21%)
2007       7,363             14.57 to 10.01*        96,968        7.69%          1.15% to 1.80%             1.30% to 0.10%*
2006       7,598              14.43 to 12.68       100,797        7.29%          1.15% to 1.40%             7.93% to 7.73%
2005       6,655              13.37 to 11.77        83,896        6.56%          1.15% to 1.40%             1.36% to 1.12%

HIGH INCOME SUBACCOUNT, CLASS II:
2009          99           $11.65^^ to $11.11^^   $  1,147       13.51%          1.30% to 1.80%          16.50%^^ to 11.10%^^

DIVERSIFIED INCOME SUBACCOUNT, CLASS I:
2009      16,313             $10.99 to $9.53      $214,551        4.05%          1.15% to 1.80%             9.46% to 8.79%
2008      19,632              10.04 to 8.76        236,980        4.14%          1.15% to 1.80%           (14.19%) to (12.40%)
2007      26,487             11.70 to 10.00**      376,926        3.81%          1.15% to 1.80%            1.30% to 0.00%**
2006      31,068              11.55 to 22.26       450,501        2.49%          1.15% to 1.40%             8.76% to 8.48%
2005      35,144              10.62 to 20.52       490,164        2.22%          1.15% to 1.40%             2.71% to 2.45%

DIVERSIFIED INCOME SUBACCOUNT, CLASS II:
2009         557            $11.23^^ to $11.08^^  $  6,254        6.50%          1.30% to 1.80%          12.30%^^ to 10.80%^^

LARGE CAP VALUE SUBACCOUNT, CLASS I:
2009      18,072              $8.35 to $7.06      $206,409        2.24%          1.15% to 1.80%            15.49% to 14.61%
2008      21,485               7.23 to 6.16        212,810        2.30%          1.15% to 1.80%           (36.75%) to (37.08%)
2007      28,222              11.43 to 9.66*       446,310        1.80%          1.15% to 1.80%           (0.52%) to (3.40%)*
2006      32,480              11.49 to 31.10       537,699        1.85%          1.15% to 1.40%            19.19% to 18.88%
2005      33,688              9.64 to 26.16        498,121        1.71%          1.15% to 1.40%             4.33% to 4.14%

LARGE CAP VALUE SUBACCOUNT, CLASS II:
2009         204           $12.50^^ to $11.56^^   $  2,549        2.49%          1.30% to 1.80%           25.00%^^ to 15.60%^^

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------------
                              AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31,
         --------------------------------------------------    -----------------------------------------------------------------
          UNITS             UNIT FAIR VALUE      NET ASSETS    INVESTMENT(1)     EXPENSE RATIO(2)       TOTAL RETURN(3)
         (000'S)           LOWEST TO HIGHEST       (000'S)     INCOME RATIO     LOWEST TO HIGHEST      LOWEST TO HIGHEST
--------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH SUBACCOUNT, CLASS I:
2009      12,137            $8.00 to $8.18       $139,457         0.71%          1.15% to 1.80%         36.29% to 35.66%
2008      14,507             5.87 to 6.03         120,188         0.63%          1.15% to 1.80%        (37.88%) to (38.41%)
2007      18,171             9.45 to 9.73*        243,092         0.34%          1.15% to 1.80%        11.05% to (2.70%)*
2006      19,948             8.51 to 27.06        250,210         0.36%          1.15% to 1.40%          6.64% to 6.41%
2005      20,474             7.98 to 25.43        256,021         0.89%          1.15% to 1.40%          1.27% to 0.99%

LARGE CAP GROWTH SUBACCOUNT, CLASS II:
2009         480         $12.51^^ to $11.39^^    $  5,996         0.78%          1.30% to 1.80%       25.10%^^ to 13.90%^^

MID CAP VALUE SUBACCOUNT, CLASS I:
2009       6,402            $13.27 to $7.48      $ 82,106         1.08%          1.15% to 1.80%         24.25% to 23.43%
2008       7,653             10.68 to 6.06         80,061         1.42%          1.15% to 1.80%        (37.21%) to (37.59%)
2007      10,370            17.01 to 9.56*        176,648         0.94%          1.15% to 1.80%        (0.87%) to (4.40%)*
2006      11,317            17.16 to 22.79        199,548         0.99%          1.15% to 1.40%         15.63% to 15.33%
2005      11,200            14.84 to 19.76        177,360         0.64%          1.15% to 1.40%          9.04% to 8.81%

MID CAP VALUE SUBACCOUNT, CLASS II:
2009         249         $12.32^^ to $11.63^^    $  3,065         1.33%          1.30% to 1.80%       23.20%^^ to 16.30%^^

MID CAP GROWTH SUBACCOUNT, CLASS I:
2009       6,804            $6.29 to $7.34       $ 57,825         0.00%          1.15% to 1.80%         45.60% to 44.49%
2008       8,454             4.32 to 5.08          48,457         0.08%          1.15% to 1.80%        (47.51%) to (47.79%)
2007      11,068             8.23 to 9.63*        119,825         0.00%          1.15% to 1.80%         7.16% to (3.70%)*
2006      12,629             7.68 to 16.53        129,763         0.00%          1.15% to 1.40%          10.19% to 9.83%
2005      12,600             6.97 to 15.05        119,814         0.00%          1.15% to 1.40%          7.56% to 7.27%

MID CAP GROWTH SUBACCOUNT, CLASS I:
2009         140         $12.50^^ to $11.77^^    $  1,743         0.00%          1.30% to 1.80%       25.00%^^ to 17.70%^^

SMALL CAP VALUE SUBACCOUNT, CLASS I:
2009         405            $8.52 to $9.25       $  3,471         0.60%          1.15% to 1.80%         30.08% to 29.19%
2008         389             6.55 to 7.16           2,571         1.14%          1.15% to 1.80%        (26.40%) to (26.86%)
2007         121            8.90^ to 9.61*          1,084         2.21%          1.15% to 1.80%       (11.05%)^ to (3.90%)*

SMALL CAP VALUE SUBACCOUNT, CLASS II:
2009          47         $13.05^^ to $12.09^^    $    616         0.37%          1.30% to 1.80%       30.50%^^ to 20.90%^^

SMALL CAP GROWTH SUBACCOUNT, CLASS I:
2009         192            $6.28 to $7.21       $  1,188         0.00%          1.15% to 1.80%         15.87% to 15.18%
2008         211             5.42 to 6.26           1,136         0.01%          1.15% to 1.80%        (44.12%) to (37.40%)
2007         105           9.70^ to 10.00**         1,007         0.20%          1.15% to 1.80%       (3.00%)^ to (0.00%)**

SMALL CAP GROWTH SUBACCOUNT, CLASS II:
2009         0.6               11.23^^           $      7         0.00%               1.30%                  12.3%^^

INTERNATIONAL STOCK SUBACCOUNT, CLASS I:
2009       4,046           $13.41 to $7.47       $ 55,620         2.06%          1.15% to 1.80%         26.51% to 25.55%
2008       4,661             10.60 to 5.95         50,771         2.06%          1.15% to 1.80%       (39.36%) to (39.72%)
2007       6,028            17.48 to 9.69*        109,454         2.19%          1.15% to 1.80%        10.14% to (3.10%)*
2006       5,772            15.87 to 21.78         96,517         1.58%          1.15% to 1.40%         22.83% to 22.50%
2005       4,141            12.92 to 17.78         57,109         1.47%          1.15% to 1.40%         15.25% to 14.93%

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------------
                              AT DECEMBER 31                                       FOR THE YEAR ENDED DECEMBER 31,
         --------------------------------------------------    -----------------------------------------------------------------
          UNITS             UNIT FAIR VALUE      NET ASSETS    INVESTMENT(1)     EXPENSE RATIO(2)         TOTAL RETURN(3)
         (000'S)           LOWEST TO HIGHEST       (000'S)     INCOME RATIO     LOWEST TO HIGHEST        LOWEST TO HIGHEST
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCK SUBACCOUNT, CLASS I:
2009         303         $13.11^^ to $11.42^^       $  3,958        4.79%         1.30% to 1.80%           31.1%^^ to 14.20%^^

GLOBAL SECURITIES SUBACCOUNT, CLASS I:
2009       1,589            $11.56 to $7.11         $ 18,059        1.34%         1.15% to 1.80%            21.17% to 20.51%
2008       1,826              9.54 to 5.90            17,248        5.00%         1.15% to 1.80%           (38.85%) to (39.30%)
2007       2,272             15.60 to 9.59*           35,652        1.99%         1.15% to 1.80%            4.56% to (4.10%)*
2006       2,254             14.92 to 21.25           34,259        1.26%         1.15% to 1.40%            16.02% to 15.74%
2005       1,729             12.86 to 18.36           22,996        0.82%         1.15% to 1.40%            12.71% to 12.43%

GLOBAL SECURITIES SUBACCOUNT, CLASS II:
2009          54         $13.26^^ to $11.78^^       $    713        2.49%         1.30% to 1.80%          32.60%^^ to 17.80%^^

AIM GLOBAL REAL ESTATE SUBACCOUNT:
2009         676             $7.13 to $8.45         $  4,699        0.00%         1.15% to 1.80%            29.64% to 28.81%
2008         148        $5.50**** to $5.38****           795       11.21%         1.15% to 1.80%      (45.00%)**** to (46.20%)****

FRANKLIN HIGH INOCME SECURITES SUBACCOUNT:
2009       1,440           $10.49 to $10.39         $ 15,078        5.63%         1.15% to 1.80%            40.81% to 39.84%
2008         302         7.45**** to 7.43****          2,248        3.30%         1.15% to 1.80%      (25.50%)**** to (25.70)%****

FRANKLIN INCOME SECURITIES SUBACCOUNT:
2009       1,236             $9.25 to $9.15         $ 11,445        7.75%         1.15% to 1.80%            33.86% to 32.99%
2008         609         6.91**** to 6.88****          4,202        1.88%         1.15% to 1.80%      (30.90%)**** to (31.20%)****

FRANKLIN MUTUAL GLOBAL DISCOVERY SECURITIES SUBACCOUNT:
2009         735             $8.97 to $8.92         $  6,571        1.47%         1.15% to 1.80%            21.88% to 21.03%
2008         242         7.36**** to 7.37****          1,783        3.19%         1.15% to 1.80%      (26.40%)**** to (26.30%)****

FRANKLIN DEVELOPING MARKETS SECURITIES SUBACCOUNT: (4)
2009         155                $13.90              $  2,149        4.51%              1.40%                     70.34%
2008         194                  8.16                 1,580        2.76%              1.40%                    (53.40%)
2007         244                 17.51                 4,278        2.28%              1.40%                     26.98%
2006         311                $13.79                 4,293        1.13%              1.40%                     26.40%
2005         415                 10.91                 4,533        1.31%              1.40%                     25.69%

MFS STRATEGIC INCOME SUBACCOUNT: (4)
2009          82                $17.53              $  1,443       10.16%              1.40%                     22.50%
2008          98                 14.31                 1,406        6.57%              1.40%                    (13.22%)
2007         122                 16.49                 2,020        4.98%              1.40%                      2.23%
2006         148                 16.13                 2,386        5.69%              1.40%                      5.22%
2005         209                 15.33                 3,202        7.09%              1.40%                      0.46%

OPPENHEIMER HIGH INCOME SUBACCOUNT: (4)
2009         359                 $3.76              $  1,348        0.00%              1.40%                     23.68%
2008         462                  3.04                 1,405        8.62%              1.40%                    (78.99%)
2007         707                 14.47                10,225        8.02%              1.40%                     (1.50%)
2006       1,089                 14.69                15,998        8.27%              1.40%                      7.94%
2005       1,583                 13.61                21,539        6.90%              1.40%                      0.89%

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------------
                              AT DECEMBER 31                                       FOR THE YEAR ENDED DECEMBER 31,
         --------------------------------------------------    -----------------------------------------------------------------
          UNITS             UNIT FAIR VALUE      NET ASSETS     INVESTMENT(1)    EXPENSE RATIO(2)         TOTAL RETURN(3)
         (000'S)           LOWEST TO HIGHEST       (000'S)      INCOME RATIO    LOWEST TO HIGHEST        LOWEST TO HIGHEST
--------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP SUBACCOUNT:
2009      1,012               $8.67 to $8.61       $  8,814         0.36%        1.15% to 1.80%             35.34% to 34.32%
2008        301           6.48**** to 6.41****        1,938         0.00%        1.15% to 1.80%      (35.20%)**** to (35.90%)****

OPPENHEIMER MAIN STREET SUBACCOUNT:
2009      2,059               $8.09 to $8.01       $ 16,570         0.84%        1.15% to 1.80%             26.60% to 25.75%
2008        516           6.39**** to 6.37****        3,288         0.00%        1.15% to 1.80%      (36.10%)**** to (36.30%)****

OPPENHEIMER INTERNATIONAL GROWTH SUBACCOUNT:
2009      1,844               $8.16 to $8.03       $ 14,828         0.61%        1.15% to 1.80%             37.61% to 36.56%
2008        499           5.93**** to 5.88****        2,924         0.00%        1.15% to 1.80%      (40.70%)**** to (41.20%)****

PIMCO COMMODITY REALRETURN SUBACCOUNT:
2009      1,129               $6.49 to $6.73        $ 7,401         7.36%        1.15% to 1.80%             39.87% to 39.05%
2008        226           4.64**** to 4.84****        1,057         5.98%        1.15% to 1.80%      (53.60%)**** to (51.60%)****

PIMCO TOTAL RETURN SUBACCOUNT:
2009      3,162              $11.25 to $11.15      $ 35,557         4.43%        1.15% to 1.80%             12.61% to 11.95%
2008        766           9.99**** to 9.96****        7,660         2.91%        1.15% to 1.80%       (0.10%)**** to (0.40%)****

PIMCO GLOBAL BOND SUBACCOUNT:
2009      1,418              $10.70 to $10.59      $ 15,136         2.83%        1.15% to 1.80%             15.30% to 14.61%
2008        353           9.28**** to 9.24****        3,268         2.34%        1.15% to 1.80%       (7.20%)**** to (7.60%)****

T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT: (4)
2009        674               $15.61               $ 10,524         2.53%             1.40%                       50.39%
2008        822                10.38                  8,536         1.80%             1.40%                      (49.44%)
2007      1,069                20.53                 21,940         1.27%             1.40%                       11.45%
2006      1,401                18.42                 25,807         1.04%             1.40%                       17.47%
2005      1,856                15.68                 29,096         1.47%             1.40%                       14.45%

VAN KAMPEN GROWTH AND INCOME SUBACCOUNT:
2009      3,014               $8.69 to $8.46       $ 25,853         3.41%        1.15% to 1.80%             22.74% to 21.90%
2008        517           7.08**** to 6.94****        3,624         0.00%        1.15% to 1.80%      (29.20%)**** to (30.60%)****

VAN KAMPEN MID CAP GROWTH SUBACCOUNT:
2009      1,130               $8.37 to $8.30       $  9,362         0.00%        1.15% to 1.80%             54.71% to 53.70%
2008        447           5.41**** to 5.40****        2,403         0.00%        1.15% to 1.80%      (45.90%)**** to (46.00%)****

------------------------
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded. Prior to 2004, only two products were available; therefore, these two products represent the low and high values of the range presented for those years. An additional product was added in 2004 with an expense ratio of 1.30%.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(4) This subaccount is available in the MEMBERS Variable Annuity product only.

                    CUNA MUTUAL VARIABLE LIFE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

*    For the period November 1, 2007 to December 31, 2007

** The VA2007 Purchase Option was introduced on November 1, 2007 and for several accounts there is no activity at the end of the period

***  For the period of October 30, 2006 to December 31, 2006

**** For the period of May 1, 2008 to December 31, 2008

^    For the period of May 1, 2007 to December 31, 2007

^^   For the period of May 1, 2009 to December 31, 2009

(8) SUBSEQUENT EVENT

    The Company evaluated subsequent events through February 15, 2010, the issuance date of these financial statements. During this period, there were no significant subsequent events that required adjustments to or disclosure in the accompanying financial statements.

[LOGO OF Deloitte]                                       DELOITTE & TOUCHE LLP
     DELOITTE                                            111 S.Wacker Drive
                                                         Chicago, IL 60606-4301
                                                         USA

                                                         Tel: +1 312 486 1000
                                                         Fax: +1 312 486 1486
                                                         www.deloitte.com

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CUNA Mutual Insurance Society and Contract Owners of CUNA Mutual Variable Annuity Account:

We have audited the accompanying statements of assets and liabilities of the Conservative Allocation Class I, Conservative Allocation Class II, Moderate Allocation Class I, Moderate Allocation Class II, Aggressive Allocation Class I, Aggressive Allocation Class II, Money Market Class I, Money Market Class II, Bond Class I, Bond Class II, High Income Class I, High Income Class II, Diversified Income Class I, Diversified Income Class II, Large Cap Value Class I, Large Cap Value Class II, Large Cap Growth Class I, Large Cap Growth Class II , Mid Cap Value Class I, Mid Cap Value Class II, Mid Cap Growth Class I, Mid Cap Growth Class II, Small Cap Value Class I, Small Cap Value Class II, Small Cap Growth Class I, Small Cap Growth Class II, International Stock Class I, International Stock Class II, Global Securities Class I, Global Securities Class II, AIM Global Real Estate, Franklin High Income Securities, Franklin Income Securities, Franklin Mutual Global Discovery Securities, Franklin Developing Markets Securities, MFS Strategic Income, Oppenheimer High Income, Oppenheimer Main Street Small Cap, Oppenheimer Main Street, Oppenheimer International Growth, PIMCO Commodity RealReturn Strategy, PIMCO Total Return, PIMCO Global Bond, T. Rowe Price International Stock, Van Kampen Growth and Income, and Van Kampen Mid Cap Growth Subaccounts (the "Subaccounts") comprising CUNA Mutual Variable Annuity Account (the "Account") of CUNA Mutual Insurance Society as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets for the each of the two years in the period ended December 31, 2009, and the financial highlights for each of the periods presented in the period ended December 31, 2009. These financial statements and the financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Subaccounts comprising CUNA Mutual Variable Annuity Account of the CUNA Mutual Insurance Society as of December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period ended December 31, 2009, and the financial highlights for each of the periods presented in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 15, 2010
                                                       Member of
                                                       Deloitte Touche Tohmatsu

     CUNA MUTUAL INSURANCE
     SOCIETY AND SUBSIDIARIES
     CONSOLIDATED FINANCIAL STATEMENTS
     AS OF DECEMBER 31, 2009 AND 2008 AND FOR THE
     THREE YEARS ENDED DECEMBER 31, 2009
     AND INDEPENDENT AUDITORS' REPORT

                                    INDEX TO
                      CONSOLIDATED FINANCIAL STATEMENTS OF
                 CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
--------------------------------------------------------------------------------

Independent Auditors' Report ................................................  1

Consolidated Balance Sheets at December 31, 2009 and 2008 ...................  2

Consolidated Statements of Operations for the Years Ended
  December 31, 2009, 2008 and 2007 ..........................................  4

Consolidated Statements of Policyholders' Surplus and Comprehensive
  Income (Loss) for the Years Ended December 31, 2009, 2008 and 2007 ........  5

Consolidated Statements of Cash Flows for the Years Ended
  December 31, 2009, 2008 and 2007 ..........................................  6

Notes to the Consolidated Financial Statements

    Note 1--Nature of Business ..............................................  8

    Note 2--Summary of Significant Accounting Policies ......................  8

    Note 3--Investments, Debt Securities .................................... 21

    Note 3--Investments, Equity Securities .................................. 22

    Note 3--Investments, Equity in Unconsolidated Affiliates ................ 23

    Note 3--Investments, Mortgage Loans...................................... 23

    Note 3--Investments, Real Estate ........................................ 25

    Note 3--Investments, Short-Term Investments.............................. 26

    Note 3--Investments, Limited Partnerships ............................... 26

    Note 3--Investments, Net Investment Income .............................. 27

    Note 3--Investments, Net Realized Investment Losses ..................... 28

    Note 3--Investments, Other-Than-Temporary Investment Impairments ........ 28

    Note 3--Investments, Net unrealized Investment Gains (Losses) ........... 32

    Note 3--Investments, Investment Credit Risk ............................. 39

    Note 3--Investments, Derivative Financial Instruments ................... 40

    Note 3--Investments, Embedded Derivatives ............................... 46

    Note 3--Investments, Fair Value Measurement ............................. 46

    Note 3--Investments, Fair Value Option and Student Loans ................ 54

    Note 3--Investments, Securities on Deposit/Assets Designated ............ 54

    Note 3--Investments, Asset Restrictions ................................. 55

    Note 4--Income Tax ...................................................... 55

    Note 5--Related Party Transactions ...................................... 59

    Note 6--Reinsurance ..................................................... 60

    Note 7--Deferred Policy Acquisition Costs ............................... 61

    Note 8--Liability for Claim Reserves .................................... 62

    Note 9--Benefit Plans ................................................... 63

    Note 10--Statutory Financial Data and Dividend Restrictions ............. 68

    Note 11--Commitments and Contingencies .................................. 69

    Note 12--Notes Payable .................................................. 71

    Note 13--Accumulated Other Comprehensive Income ......................... 72

    Note 14--Fair Value Measurement of Other Financial Instruments .......... 73

    Note 15--Discontinued Operations ........................................ 74

    Note 16--Acquisition of Controlling and Noncontrolling Interests ........ 77

    Note 17--Mutual Fund Alliance ........................................... 80

    Note 18--Subsequent Event ............................................... 80

 [LOGO OF DELOITTE]                                       DELOITTE & TOUCHE LLP
     DELOITTE o                                           111 S. Wacker Drive
                                                          Chicago, IL 60606-4301
                                                          USA

                                                          Tel: +1 312 486 1000
                                                          Fax: +1 312 486 1486
                                                          www.deloitte.com

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of CUNA Mutual Insurance Society and Subsidiaries:

We have audited the accompanying consolidated balance sheets of CUNA Mutual Insurance Society and its subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, policyholders' surplus and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the consolidated financial statements of The CUMIS Group Limited and subsidiaries ("CUMIS"), the Company's 87%-owned Canadian subsidiary, which was sold on December 31, 2009 and which has been accounted for as a discontinued operation in the accompanying consolidated financials statements as discussed in
Note 15. We also did not audit the financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which are accounted for under the equity method. The Company's equity investment in CMG's net assets was $121 million and $122 million at December 31, 2009 and 2008, respectively. The Company's equity in the net income (loss) of CMG was ($7) million, $4 million, and $15 million for the years ended December 31, 2009, 2008, and 2007, respectively. The financial statements of CUMIS and CMG were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included in the consolidated financial statements for CUMIS and CMG, is based solely on the reports of such other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based upon our audits and the reports of the other auditors, such financial statements present fairly, in all material respects, the consolidated financial position of CUNA Mutual Insurance Society and subsidiaries at December 31, 2009 and 2008, and the results of their operations and cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 of the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments in 2009 and the fair value measurement of financial instruments in 2008.

/s/ Deloitte & Touche LLP
March 26, 2010

                                                        MEMBER OF
                                                        DELOITTE TOUCHE TOHMATSU

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2009 and 2008
(000s omitted)

====================================================================================================

                                  ASSETS                                  2009             2008
----------------------------------------------------------------------------------------------------
CASH AND INVESTMENTS
   Debt securities, available for sale, at fair value
     (amortized cost 2009 - $6,390,278; 2008 - $5,697,669)             $ 6,109,533      $ 4,918,570
   Equity securities, available for sale, at fair value
     (amortized cost 2009 - $181,759; 2008 - $254,023)                     180,366          196,615
   Mortgage loans                                                          755,044          744,805
   Real estate, at cost less accumulated depreciation
     (2009 - $6,445; 2008 - $6,145)                                         15,928            9,190
   Real estate held-for-sale, at cost less accumulated depreciation
     (2009 - $26,074; 2008 - $27,917)                                       21,189           21,221
   Policy loans                                                            104,495          104,339
   Short-term investments                                                    8,066          221,312
   Equity in unconsolidated affiliates                                     125,829          142,582
   Limited partnerships                                                    353,028          329,684
   Other invested assets                                                    87,731           61,345
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                        7,761,209        6,749,663

   Cash and cash equivalents                                               376,281          251,271
----------------------------------------------------------------------------------------------------

TOTAL CASH AND INVESTMENTS                                               8,137,490        7,000,934

   Accrued investment income                                                81,488           70,213
   Premiums receivable, net                                                160,599          275,279
   Reinsurance recoverables                                                273,573          119,477
   Federal income taxes recoverable                                         10,990              773
   Deferred policy acquisition costs                                       596,003          659,366
   Office properties, equipment and computer software at cost less
     accumulated depreciation (2009 - $322,897; 2008 - $306,810)           169,860          179,085
   Deferred tax asset, net                                                 322,431          510,407
   Goodwill and other intangibles, net                                      90,648           19,521
   Other assets and receivables                                            295,691          230,597
   Receivable from the FCIC                                                257,234                -
   Separate account assets                                               4,049,659        3,284,611
   Assets of discontinued operations                                             -          870,411
----------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                           $14,445,666      $13,220,674
====================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   2

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets, continued
December 31, 2009 and 2008
(000s omitted)

====================================================================================================

                  LIABILITIES AND POLICYHOLDERS' SURPLUS                  2009             2008
----------------------------------------------------------------------------------------------------
LIABILITIES
   Claim and policy benefit reserves - life and health                 $ 2,305,830      $ 2,185,357
   Loss and loss adjustment expense reserves - property and casualty       453,707          432,945
   Policyholder account balances                                         4,484,635        3,979,256
   Unearned premiums                                                       510,235          523,524
   Notes payable                                                           113,852          100,000
   Dividends payable to policyholders                                       16,659           16,012
   Reinsurance payable                                                     271,467           68,275
   Accrued postretirement benefit liability                                 34,956           30,488
   Accrued pension liability                                               145,285          199,489
   Accounts payable and other liabilities                                  449,946          369,746
   Separate account liabilities                                          4,049,659        3,284,611
   Liabilities of discontinued operations                                        -          801,972
----------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                       12,836,231       11,991,675
----------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

POLICYHOLDERS' SURPLUS
   Retained earnings                                                     1,903,352        1,804,996
   Accumulated other comprehensive loss, net
     of tax (2009 - ($133,115); 2008 - ($306,081))                        (304,261)        (600,643)
----------------------------------------------------------------------------------------------------

TOTAL CUNA MUTUAL POLICYHOLDERS' SURPLUS                                 1,599,091        1,204,353
   Noncontrolling interests                                                 10,344           24,646
----------------------------------------------------------------------------------------------------

TOTAL POLICYHOLDERS' SURPLUS                                             1,609,435        1,228,999

TOTAL LIABILITIES AND POLICYHOLDERS' SURPLUS                           $14,445,666      $13,220,674
====================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   3

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Operations
Years Ended December 31, 2009, 2008 and 2007
(000s omitted)

=================================================================================================================

                                                                                         2008            2007
                                                                         2009         (Note 15)       (Note 15)
-----------------------------------------------------------------------------------------------------------------
REVENUES:
  Life and health premiums                                           $ 1,211,450     $ 1,188,588     $ 1,172,061
  Contract charges                                                        82,669          88,518          81,835
  Property and casualty premiums                                         852,639         866,625         695,535
  Net investment income                                                  404,864         357,919         440,091
  Net realized investment losses:
    Total other-than-temporary impairment losses                        (325,736)       (441,035)       (148,301)
    Portion of other-than-temporary impairment losses
       recognized in accumulated other comprehensive loss                 85,347               -               -
                                                                     --------------------------------------------
       Net other-than-temporary impairment losses
         recognized in operations                                       (240,389)       (441,035)       (148,301)
    Sales and other realized investment gains (losses)                    23,105         (20,122)         51,960
                                                                     --------------------------------------------
       Total net realized investment losses                             (217,284)       (461,157)        (96,341)

  Other income                                                           212,112         215,361         261,849
-----------------------------------------------------------------------------------------------------------------

TOTAL REVENUES                                                         2,546,450       2,255,854       2,555,030
-----------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
  Life and health insurance claims and benefits                          769,740         720,658         714,775
  Property and casualty insurance loss and loss adjustment
    expenses                                                             644,316         563,327         410,691
  Interest credited to policyholder account balances                     165,416         148,988         150,710
  Policyholder dividends                                                  30,638          30,385          30,173
  Operating and other expenses                                         1,048,231       1,036,827       1,092,185
-----------------------------------------------------------------------------------------------------------------

TOTAL BENEFITS AND EXPENSES                                            2,658,341       2,500,185       2,398,534
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
  AND EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES              (111,891)       (244,331)        156,496

  Income tax expense (benefit)                                           (39,987)        (89,356)         36,320
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
  EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES                   (71,904)       (154,975)        120,176

  Equity in income (loss) of unconsolidated affiliates, net of tax
    expense (benefit) (2009 - ($4,741); 2008 - $3,193; 2007 - $200)       (8,840)          5,930          14,984
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS                                 (80,744)       (149,045)        135,160

  Gain (loss) from discontinued operations, net of tax
    (2009 - $33,870; 2008 - $15,022; 2007 - $19,006) (Note 15)           135,477            (775)         48,467
-----------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS)                                                         54,733        (149,820)        183,627

  Less: net income (loss) attributable to noncontrolling interests         3,315            (909)              -
-----------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS) ATTRIBUTABLE TO CUNA MUTUAL                        $    51,418     $  (148,911)    $   183,627
=================================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   4

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Policyholders' Surplus and Comprehensive Income
(Loss)
Years Ended December 31, 2009, 2008 and 2007
(000s omitted)

===================================================================================================================================

                                                              CUNA Mutual Policyholders' Surplus
                                                           ---------------------------------------
                                                            Accumulated
                                                              other                                                      Total
                                           Comprehensive   comprehensive    Retained                Noncontrolling   policyholders'
                                           income (loss)   income (loss)    earnings       Total      interests         surplus
-----------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2006                                 $     114,055   $1,769,071   $1,883,126  $            -   $   1,883,126

Net income                                 $     183,627               -      183,627      183,627               -         183,627
Cumulative effect of change in
   accounting for income taxes                         -               -          400          400               -             400
Cumulative effect of change in accounting
   for pension obligations, net of
   tax - ($32,059)                                     -         (59,190)           -      (59,190)              -         (59,190)
Foreign currency translation adjustment,
   net of tax - ($1,601)                             159             159            -          159               -             159
Change in unrealized losses, net of
   tax - ($93,696)                              (169,612)       (169,612)           -     (169,612)              -        (169,612)
Reclassification adjustment for (gains)
   included in net income, net of
   tax - ($19,523)                               (37,841)        (37,841)           -      (37,841)              -         (37,841)
Change in pension liability, net of
   tax - $5,169                                    8,360           8,360            -        8,360               -           8,360
Change in discontinued operations                (12,780)        (12,780)           -      (12,780)              -         (12,780)
                                           --------------
Comprehensive loss attributable to
   CUNA Mutual                             $     (28,087)
                                           ==============
                                                           ------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2007                                      (156,849)   1,953,098    1,796,249               -       1,796,249

Net loss                                   $    (148,911)              -     (148,911)    (148,911)           (909)       (149,820)
Cumulative effect of change in accounting
   for fair value measurment, net of
   tax - $435                                          -               -          809          809               -             809
Foreign currency translation adjustment,
   net of tax - $3,239                             9,640           9,640            -        9,640               -           9,640
Change in unrealized losses, net of
   tax - ($181,109)                             (372,813)       (372,813)           -     (372,813)              -        (372,813)
Reclassification adjustment for losses
   included in net loss, net of
   tax - $7,665                                   14,236          14,236            -       14,236               -          14,236
Change in pension liability, net of
   tax - ($31,628)                               (58,739)        (58,739)           -      (58,739)              -         (58,739)
Change in discontinued operations                (36,118)        (36,118)           -      (36,118)              -         (36,118)
                                           --------------
Comprehensive loss attributable to
   CUNA Mutual                             $    (592,705)
                                           ==============
Noncontrolling interest attributable to
   acquisition of subsidiary                                           -            -            -          46,529          46,529
Acquisition of noncontrolling interests                                -            -            -         (20,974)        (20,974)
                                                           ------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2008                                      (600,643)   1,804,996    1,204,353          24,646       1,228,999

Net income                                 $      51,418               -       51,418       51,418           3,315          54,733
Cumulative effect of change in accounting
   for other-than-temporary-impairments,
   net of tax - ($17,197)                              -         (31,938)      46,938       15,000               -          15,000
Foreign currency translation adjustment,
   net of tax - ($7,102)                         (10,934)        (10,934)           -      (10,934)              -         (10,934)
Change in unrealized gains, net of
   tax - $77,252                                 170,701         170,701            -      170,701               -         170,701
Reclassification adjustment for losses
   included in net loss, net of
   tax - $88,085                                 163,587         163,587            -      163,587               -         163,587
Change in pension liability, net of
   tax - $7,565                                   14,050          14,050            -       14,050               -          14,050
Reclassification of accumulated other
   comprehensive income of discontinued
   operations at date of sale                     (9,084)         (9,084)           -       (9,084)              -          (9,084)
                                           --------------
 Comprehensive income attributable to
   CUNA Mutual                             $     379,738
                                           ==============
Acquisition of noncontrolling interests                                -            -            -         (17,617)        (17,617)
                                                           ------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2009                                 $    (304,261)  $1,903,352   $1,599,091  $       10,344   $   1,609,435
===================================================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   5

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2009, 2008 and 2007
(000s omitted)

==================================================================================================

                                                                            2008           2007
                                                            2009         (Note 15)      (Note 15)
--------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Income (loss) from continuing operations              $  (80,744)    $  (149,045)   $   135,160
     Adjustments to reconcile net income (loss) to
       net cash provided by operating activities:
     Undistributed (earnings) losses of
        unconsolidated subsidiaries                          9,562            (319)        (8,304)
     Amortization of deferred policy acquisition
        costs                                              334,863         327,292        272,216
     Policy acquisition costs deferred                    (345,661)       (335,919)      (284,706)
     Depreciation of office properties, equipment,
        software and real estate                            37,354          42,880         41,652
     Amortization of bond premium and discount              11,493          42,154         (2,478)
     Net realized investment losses                        217,284         461,157         96,341
     Policyholder assessments on investment-
        type contracts                                     (24,500)        (26,580)       (27,954)
     Interest credited to policyholder account
        balances                                           165,416         148,988        162,143
     Gain on sale of operations                            (21,741)              -              -
     Impairment of computer software                        10,241          15,725              -
  Changes in other assets and liabilities:
     Accrued investment income                             (11,153)         (3,345)         3,639
     Reinsurance recoverables                               72,251          15,866        (82,828)
     Premiums receivable                                    75,463         (65,877)       (91,876)
     Other assets and receivables                         (279,647)        (33,737)        70,574
     Deferred tax asset, net                                37,689         (93,638)         1,943
     Insurance reserves                                    177,556         144,681        206,391
     Unearned premiums                                      41,265          17,475        (12,525)
     Accrued income taxes                                     (440)         (6,159)        13,450
     Accounts payable and other liabilities                (91,541)        (61,519)       (57,207)
--------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY CONTINUING OPERATING ACTIVITIES       335,010         440,080        435,631
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   6

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2009, 2008 and 2007
(000s omitted)

==================================================================================================

                                                                           2008           2007
                                                            2009         (Note 15)      (Note 15)
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of investments:
     Debt securities                                    $ (3,756,319)  $ (2,297,481)  $ (1,510,770)
     Equity securities                                       (66,609)      (284,111)      (336,353)
     Mortgage loans                                          (98,403)       (98,418)      (270,064)
     Real estate                                              (7,633)        (2,894)        (2,634)
     Short-term investments                                   (8,126)      (414,498)      (240,597)
     Other invested assets                                  (744,441)      (610,696)      (269,226)
  Proceeds on sale or maturity of investments:
     Debt securities                                       3,028,717      1,510,899      1,868,647
     Equity securities                                        70,471        381,876        449,060
     Mortgage loans                                           89,644         51,266         73,883
     Real estate                                               1,642         53,841         12,350
     Short-term investments                                  222,599        215,814        362,657
     Other invested assets                                   564,735        487,640         79,490
  Purchases of office properties, equipment, and
     computer software, net                                  (27,405)       (40,107)       (59,422)
  Proceeds from sale of discontinued operations              199,935              -         75,260
  Proceeds from sale to mutual fund alliance                  10,312              -              -
  Proceeds (distribution) from sale of
     unconsolidated affiliate                                 (4,323)         1,312              -
  Cash paid for acquisitions                                 (49,148)             -              -
  Cash acquired in acquisition                                77,292              -              -
  Change in policy loans and other, net                         (101)         6,103          1,435
---------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES         (497,161)    (1,039,454)       233,716
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholder account deposits                            1,032,472      1,146,125      1,079,225
  Policyholder account withdrawals                          (669,716)      (936,470)    (1,404,777)
  Change in bank overdrafts                                  (28,010)        18,403         (5,485)
  Repurchase of noncontrolling interests                     (17,617)       (20,974)             -
  Notes payable - borrowings                                 107,000        102,643              -
  Notes payable - repayments                                (122,000)        (3,572)          (810)
---------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES          302,129        306,155       (331,847)
---------------------------------------------------------------------------------------------------

CASH FLOW FROM DISCONTINUED OPERATIONS (NOTE 15)             (21,838)        63,578        (75,132)
EFFECT OF FOREIGN EXCHANGE RATE ON CASH BALANCES               6,870          2,497          1,697
CHANGE IN CASH AND CASH EQUIVALENTS                          139,978       (293,219)       337,500
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR               251,271        478,415        214,350
---------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS AT END OF YEAR                $    376,281   $    251,271   $    478,415
===================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION:
  Cash paid during the year for interest                $      2,484   $      1,845   $        595
  Cash paid (received) during the year
     for income taxes, net of refunds                        (40,588)        16,658         49,265
===================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   7

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 1: NATURE OF BUSINESS

CUNA Mutual Insurance Society ("CUNA Mutual" or the "Company") is a mutual life insurance company organized under the laws of Iowa for the purpose of serving the insurance needs of credit unions and their members. Its primary products include group credit life and group credit disability sold to credit unions; retirement plans, and group life and disability products for credit union employees; and life, health and annuity policies for credit union members. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company's subsidiaries and affiliates are also engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance, and other businesses useful to credit unions and their members, multi-peril crop insurance (through the federal government) and crop hail insurance directly written by the Company.

CUNA Mutual is licensed to sell insurance in all 50 states and the District of Columbia and most of its revenue and the revenues of its affiliated companies are generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represent a significant concentration of the Company's business.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of CUNA Mutual and companies in which the Company directly or indirectly has a controlling financial interest. All intercompany accounts and transactions have been eliminated. The Company consolidates Variable Interest Entities ("VIE") in which it is the primary beneficiary. A primary beneficiary of a VIE is one that will absorb a majority of the expected losses or receive a majority of the VIE's expected returns, or both. The Company began consolidating CU System Funds ("CUSF"), a VIE, after it became the primary beneficiary in 2008. CUSF invests primarily in commercial mortgage loans issued by credit unions.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations, determinations of other-than-temporary impairments, deferred policy acquisition costs, capitalized internally developed software, goodwill and intangible assets, deferred tax asset valuation, insurance reserves, premiums receivable, reinsurance balances, pension and post-retirement obligations and accrued expenses are most affected by the use of estimates and assumptions.

INVESTMENTS OTHER THAN INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in debt securities, including bonds and redeemable preferred stocks, and investments in equity securities, including common stocks and non-redeemable preferred stocks, are classified as available for sale and are carried at fair value.

Unrealized gains and losses on investments in debt and equity securities, net of any deferred federal income taxes, are included in accumulated other comprehensive loss as a separate component of policyholders' surplus unless designated as a hedged item in a fair value hedge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Debt securities are considered other-than-temporarily impaired, and their cost basis written down to fair value with the impairment loss being included in net realized investment losses, when management plans to sell or it is more likely than not it will be required to sell the security before it recovers or management does not expect to recover its cost. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity and duration of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the intent of the Company to hold the investment until the fair value has recovered. See Recent Accounting Standards-Adopted below and Note 3 for a more detailed discussion.

Equity securities are considered other-than-temporarily impaired, and their cost basis written down to fair value with the impairment loss being included in net realized investment losses, when management expects the cost not to be recoverable. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity and duration of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered. See Note 3 for a more detailed discussion.

Mortgage loans held for investment are generally carried at their aggregate unpaid principal balance, net of valuation allowances. Mortgage loans are considered to be impaired when management, based on assessments performed on a loan-by-loan basis, finds it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowance, if any, are recorded in net realized investment losses. The Company carries certain investments in mortgage loans that are owned by an investment company at fair value.

Investments in real estate, including real estate held-for-sale are carried at cost net of accumulated depreciation. The cost of real estate is adjusted for impairment whenever events or circumstances indicate the carrying value of the asset will not be recoverable. Impairments are determined when the carrying value of the real estate investment exceeds the sum of the undiscounted cash flows expected to result from the investment. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment losses. Certain investments in real estate were reclassified to held-for-sale in 2008. These investments have not been depreciated after that date. The Company continues its efforts to actively market and sell these properties.

Policy loans are reported at their unpaid principal balance.

Short-term investments include debt securities with maturities from date of purchase under one year and are reported at amortized cost, which approximates fair value.

Limited partnerships represent interests in companies that primarily invest in debt and equity securities of other corporations. Investments in limited partnerships are accounted for using the equity method. The portfolios of these limited partnerships frequently include non-investment grade debt and private equity securities of smaller, privately held companies, which are significantly less liquid than public securities. As such, the market valuations reported to the Company by the limited partnerships are subject to market-related risks and uncertainties and the risk inherent in estimating the fair value of such securities.

Other invested assets primarily represent derivatives and student loans receivable. Derivative financial instruments are accounted for at fair value. See "Derivative Financial Instruments" below for a detailed discussion of the Company's derivatives. Student loans receivable are also carried at fair value and changes in fair value are reported in net realized investment losses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Interest income is recognized on an accrual basis. For mortgage-backed and other structured securities, income is recognized using a constant effective yield, based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Such adjustments are reflected in net investment income. Prepayment assumptions for loan-backed bonds and structured securities are obtained from industry survey values or internal estimates. Discounts and premiums on debt securities are amortized over the estimated lives of the respective securities on an effective yield basis. Dividends are recorded at the ex-dividend date. Investment income is also derived from real estate investments, limited partnerships, student loans receivable and derivative activity. Income from real estate investments and student loans receivable is accounted for on the accrual basis. Income from investments in limited partnership interests accounted for under the equity method of accounting is recognized based on the reported financial results of the entity and Company's proportionate interest, and is generally recognized on a three-month lag basis as a result of the typical delays in reporting by the limited partnerships. Income from derivatives is recognized when the cash settlement is received.

Realized gains and losses on the sale of investments are determined on a specific identification basis and are recorded on the trade date.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative instruments, such as interest rate swaps, equity options, cross currency swaps and foreign currency futures and forwards, to manage exposure to various currency and market risks. All such derivatives are recorded in the consolidated balance sheets at estimated fair value.

Derivatives embedded within non-derivative host contracts must be separated from the host instrument when the embedded derivative is not clearly and closely related to the host instrument. Embedded derivative instruments subject to bifurcation are also accounted for at estimated fair value. Examples include certain guarantees contained in variable annuity policies and equity indexed annuities.

When derivatives meet specific criteria, the Company may classify them as fair value hedges, cash flow hedges or hedges of net investment. At inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to measure the ineffectiveness and assesses the effectiveness of the hedging relationship and records any ineffectiveness in net realized investment losses.

Fair Value Hedges: The Company designates certain interest rate swaps and foreign currency futures and forward contracts as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item. The changes in fair value of the hedging instruments used in fair value hedges are recorded in net realized investment losses. The changes in fair value of the hedged item, attributable to the risk being hedged, are also recorded in net realized investment losses. The difference between the changes in fair value of the hedging instrument and the changes in fair value of the hedged item represents the ineffectiveness in an otherwise effective hedging relationship.

Cash Flow Hedges: The Company designates cross currency swaps and interest rate swaps as cash flow hedges when the hedging instrument is highly effective in offsetting the hedged risk of variability in cash flows that could affect net income. The changes in fair value of the swaps attributable to hedged risk are recorded in accumulated other comprehensive loss to the extent it is effective. Amounts are reclassified from accumulated other comprehensive loss to net investment income when the hedged item is included in determining earnings.

Hedges of Net Investments: The Company uses foreign currency futures to hedge a portion of the outstanding after tax equity in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

comprehensive loss. Any ineffectiveness, in an otherwise effective hedging relationship, is recorded currently in net realized investment losses.

Non-Hedge Derivatives: Changes in fair value, income and expense associated with derivatives that are not classified as qualified hedges are recorded in net realized investment losses.

EQUITY IN UNCONSOLIDATED AFFILIATES

Equity in unconsolidated affiliates includes investments in companies in which the Company can exercise significant influence over the operating and financial policies of the investee. Generally, this occurs when the Company's ownership ranges from 20% to 50%. The Company accounts for these investments using the equity method whereby the Company's proportionate share of the net income of these unconsolidated affiliates is reported in the consolidated statement of operations, net of related income taxes.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include unrestricted deposits in financial institutions, money market mutual funds, and U.S. Treasury bills, money market instruments, and commercial paper with maturities at the date of purchase of 90 days or less.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Credit life and disability coverages are issued on either a single premium or monthly premium basis and revenue is recognized in relation to anticipated benefits to policyholders. Generally, individual and group life and health insurance premiums are recognized as earned on a monthly pro rata basis over the time period to which the premiums relate. Property and casualty insurance premiums are generally earned ratably over the periods to which the premiums relate. Premiums for crop insurance are recorded on the later of the effective date of the contract or when they can be reasonably estimated, and are earned on a pro rata basis over the period of risk. Certain property and casualty contracts insure lenders against losses related to loan collateral. For these types of policies, the Company recognizes the premium over the expected period of exposure, usually two to six years; such premium is recognized on an accelerated basis compared to the pro rata method to reflect the pattern of declining exposure to loss. An unearned premium reserve is established for the unexpired portion of credit, property and casualty, health, and certain other insurance premiums.

Term-life and whole-life insurance premiums are recognized as premium income when due. Related policy benefits and expenses for these products are recognized in relation to the premiums so as to result in the recognition of profits over the expected lives of the policies and contracts.

Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to mortality or longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). A deferred profit liability is established for the excess of the gross premium collected over the sum of acquisition expenses incurred plus the initial benefit and maintenance expense reserve established. The deferred profits are recognized over the expected benefit payment period.

Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenues for investment contracts principally consist of net investment income and contract charges such as expense and surrender charges. Expenses for investment contracts consist of interest credited to contracts, benefits incurred in excess of related policyholder account balances and policy maintenance costs.

Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated statements of operations,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

consist of fees assessed against policyholder account balances for surrender charges, cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in excess of related policyholder account balances.

OTHER INCOME

Until June 30, 2009 when the Company sold its mutual fund advisory practice to a newly formed alliance in which the Company has a 30% non-voting equity interest (see Note 17 for a detailed description of this transaction), the Company acted as an advisor for mutual funds and recognized investment advisory fees when earned in accordance with the underlying agreements. After the sale the Company will receive 30% of advisory fees earned by the alliance. CUNA Mutual also acts as an investment advisor and administrator for employee benefit plans. Revenues for advisory services are recognized pro rata, largely based upon contractual rates applied to the market value of the customer's portfolio. Fees received for performance of recordkeeping and reporting services for benefit plans are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service. The Company sells non-proprietary insurance products and recognizes commission income on the policy effective date, net of an allowance for refunds on expected cancellations. Service fee income is recognized ratably over the period of service.

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Costs: The costs of acquiring insurance business that vary with, and are primarily related to, the production of new and renewal business are deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and sales costs, premium taxes, and certain policy issuance and underwriting costs. In addition, the Company reimburses credit unions for certain administrative expenses they incur from the production of new and renewal business sold by the Company. These expenses primarily relate to credit life and credit disability policies as well as property and casualty products sold to credit unions and credit union members, products of other insurers sold on a brokered basis, and certain investment products. Such reimbursements totaled $205,195, $203,801 and $194,821 for the periods ended December 31, 2009, 2008 and 2007, respectively. These expenses are also deferred unless the expenses are associated with non-insurance products or brokered business, or do not vary with production.

Amortization of Costs: Costs deferred on property and casualty insurance products and credit life and credit disability policies are amortized over the term of the related policies in proportion to the premium recognized as earned. For term-life and whole-life insurance products, deferred policy acquisition costs are amortized in proportion to the ratio of the annual premium to the total anticipated premiums generated by the deferred acquisition costs. For investment contracts (primarily deferred annuities) and universal life-type products, deferred policy acquisition costs are amortized principally over the expected contract life and in any one period in proportion to the relationship of actual gross profits for the period to the present value of all estimated gross profits from mortality, investment, and expense margins. The deferred policy acquisition cost assets for investment contracts and universal life-type products are adjusted retrospectively for changes in the present value of estimated gross profits. Such adjustments are recorded in the period that the change in the present value of future years' gross profits becomes apparent. An additional adjustment to deferred acquisition costs on investment contracts is made and allocated to accumulated other comprehensive income for the effect on deferred acquisition costs that would occur if the unrealized gains and losses on investments related to these contracts were realized. Deferred policy acquisition costs on participating insurance contracts are amortized over the life of the participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. The primary assumptions for determining the amount of the estimated gross profits are future investment returns, including capital gains and losses, on assets supporting contract liabilities, interest crediting rates to contract holders, and the effects of future persistency, mortality, expenses, and hedges, if any. Recent economic turmoil, particularly the volatility of the financial markets and the impairment of securities,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

increases the variability and risk of estimating gross profits, which in turn could impact amortization of the deferred acquisition costs.

Recoverability and Loss Recognition: Deferred acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, deferred acquisition costs would be written off in the consolidated statement of operations to the extent that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Internal Replacements: An internal replacement is defined as the modification of product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement or rider, or by election of a feature or coverage within a contract. When an internal replacement occurs that results in a substantial change to a policy, unamortized deferred policy acquisition costs, unearned revenues and deferred sales inducements are written off to expense. Acquisition costs, sales inducements, and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. An internal replacement that is not a substantial change to the initial policy is accounted for as a continuation of the existing contract and the existing deferred acquisition costs, sales inducements and unearned revenue are carried over to the replacement contract.

Sales Inducements: The costs of sales inducements offered on sales to new policyholders are deferred and recorded in other assets. These costs are primarily related to deferred annuities and are in the form of additional credits to the policyholder's account balance or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts. Deferred sales inducements are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment and expense margins.

OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and purchased software is generally three to seven years. The useful life of capitalized, internally developed software ranges from three to ten years, while for office properties it is generally 20 years. The following table provides a summary of office properties, equipment, and computer software.

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Office properties                                                      $   205,206     $   201,074
Office equipment                                                           128,718         117,392
Computer software                                                          158,833         167,429
---------------------------------------------------------------------------------------------------
Total cost of office properties, equipment, and computer software          492,757         485,895
Accumulated depreciation                                                  (322,897)       (306,810)
---------------------------------------------------------------------------------------------------

Office properties, equipment and computer
   software at cost less accumulated depreciation                      $   169,860     $   179,085
===================================================================================================

Depreciation expense totaled $37,054, $40,159, and $36,774 in 2009, 2008, and 2007, respectively. In July 2009 the Company entered into an alliance with State National Insurance Company, Inc. ("State National"). Under the terms of the alliance, collateral protection insurance sales leads, which are generated by the Company and for which the Company earns a commission, are written and administered by State National with approximately 50% of such business ceded to the Company. As a result of this alliance the Company determined that a portion of its internally developed software related to its collateral protection insurance product was impaired, as it does not

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

expect the useful life of the software to extend past 2010 when it will no longer directly write this coverage. The Company recorded an expense included in operating and other expenses of $10,241 in 2009 for this impairment and $15,725 in 2008, also related to this software.

GOODWILL AND OTHER INTANGIBLES

Goodwill and indefinite-lived intangible assets are not amortized but are subject to an impairment test annually, or whenever events or circumstances indicate the carrying amount may not be recoverable. Finite-lived intangible assets are subject to an impairment test whenever events or circumstances indicate the carrying amount may not be recoverable. Based on impairment tests in 2009 and 2007 there were no impairment charges required. See Note 16 for a description of the 2008 impairment charged to expense. Finite-lived intangible assets are amortized over their estimated useful lives, ranging from two to twenty years. Amortization is based on the pattern in which the economic benefits are expected to be used up, when that is determinable; otherwise, straight line amortization is used. Goodwill and other intangible assets are set forth in the following table.

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Goodwill, net                                                          $      49,278   $    18,472
---------------------------------------------------------------------------------------------------

Indefinite-lived intangible asset                                             26,000             -
Intangible assets                                                             16,790         5,402
Accumulated amortization on intangible assets                                 (1,420)       (4,353)
---------------------------------------------------------------------------------------------------
Intangible assets, net                                                        41,370         1,049
---------------------------------------------------------------------------------------------------

Total goodwill and other intangibles, net                              $      90,648   $    19,521
===================================================================================================

Amortization expense of other intangible assets was $975, $1,338, and $999 for the years ended December 31, 2009, 2008, and 2007, respectively. The Company completed a number of transactions in 2009 whereby it sold or purchased subsidiaries, resulting in reductions or additions of goodwill and other intangible assets. See Notes 15 and 16 for further descriptions of these transactions.

The Company completed a number of transactions in 2009 whereby it sold or purchased other companies, resulting in write-offs or additions of goodwill and other intangible assets. The following is a summary of the impact of these transactions on goodwill and other intangible assets.

===================================================================================================
                                                              EFFECT OF TRANSACTION ON BALANCE AT
                                                                       TRANSACTION DATE
                                                            ---------------------------------------
                                                                                        OTHER
COMPANY SOLD OR ACQUIRED                                        GOODWILL          INTANGIBLE ASSETS
---------------------------------------------------------------------------------------------------
Sale of IRA Services (1)                                    $        (1,805)      $               -
Sale of Lending Call Center Services, LLC (1)                          (364)                      -
Purchase of CPI Qualified Plan Consultants, Inc.                     22,478                  12,347
Purchase of Producers AG Insurance Group, Inc.                        8,490                  29,000
---------------------------------------------------------------------------------------------------

Total impact of transactions                                $        28,799       $          41,347
===================================================================================================

(1) Accounted for as discontinued operations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table is a summary of the estimated aggregate amortization expense for the next five years and thereafter.

================================================================================

ESTIMATED AGGREGATE AMORTIZATION EXPENSE FOR INTANGIBLE ASSETS
--------------------------------------------------------------------------------
   2010                                                          $        1,208
   2011                                                                   1,256
   2012                                                                   1,539
   2013                                                                   1,775
   2014                                                                   1,691
   Thereafter                                                             8,110
--------------------------------------------------------------------------------

Total estimated amortization expense                             $       15,579
================================================================================

SEPARATE ACCOUNTS

Separate accounts represent customer accounts that are related to certain contracts issued by the Company, such as variable annuities, variable life insurance policies, and certain other contracts, where investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. In some contracts the Company provides certain guarantees. Such guarantees may include a minimum return or account value upon death, partial withdrawal or specified contract anniversary date. The liabilities for these guarantees are not included in the separate accounts. See Note 3, Investments--Embedded Derivatives, for a discussion of these guarantees. Contract holders are able to invest in investment funds managed for their benefit. More than 47% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission. In 2008 the Company acted as the investment advisor for more than 85% of the funds invested in the unit investment trusts and recorded $26,569 of fee income. In 2009 the Company entered an agreement with a third party whereby the third party is now the investment advisor for these unit investment trusts and the Company receives a fee based on the investments attributable to the insurance products generated by the Company.

Separate account assets are carried at fair value. Separate account assets are legally segregated and may only be used to settle separate account liabilities. Separate account liabilities are equal to the separate account assets and represent contract holders' claims to the related assets. Contract holder deposits to and withdrawals from the separate accounts are recorded directly to the separate account assets and liabilities and are not included in the Company's consolidated statement of operations or accumulated other comprehensive income.

Charges made by the Company to the contract holders' balances include fees for maintenance, administration, cost of insurance, and surrenders of contracts prior to the contractually specified dates. Such fees are reflected as revenues (contract charges) by the Company when they are assessed to the contract holder.

INSURANCE RESERVES

Life and health reserves consist principally of future policy benefit reserves and reserves for estimates of future payments on incurred claims reported and unreported but not yet paid. Such estimates are developed using actuarial principles and assumptions based on past experience adjusted for current trends. Any change in the probable ultimate liabilities is reflected in net income in the period in which the change in probable ultimate liabilities is determined.

For non-participating term-life and whole-life insurance products, or participating products for which no policyholder dividends are expected to be paid, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

withdrawals and expenses. For participating term-life and whole-life insurance products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals and expenses at the date of policy issuance. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 2.5% to 9.5%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption where deemed necessary.

For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates used range from 4.8% to 7.0%.

Reserves for property and casualty products represent the estimated claim cost and loss adjustment expense necessary to cover the ultimate cost of investigating and settling all losses incurred and unpaid as of the balance sheet date. Similar reserves are also recorded for unpaid life and accident and health benefits. Certain claims, usually resulting from a disability, are discounted. Such estimates are based on individual case estimates for reported losses and estimates for incurred but not reported losses based on past experience and are stated net of estimated salvage and subrogation recoverables of $34,241 and $33,702 at December 31, 2009 and 2008, respectively. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the consolidated statements of operations in the period the change is determined to be necessary. Such adjustments could possibly be significant.

POLICYHOLDER ACCOUNT BALANCES

The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 3.3% to 4.2% in 2009 and 3.4% to 4.3% in 2008. Future minimum guaranteed interest rates during the life of the contracts vary from 1.3% to 4.5%.

REINSURANCE

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies that have been ceded and the terms of the reinsurance contracts. Premiums and insurance claims and benefits in the consolidated statements of operations are reported net of the amounts ceded to other companies under such reinsurance contracts. Reinsurance recoverables are recorded as an asset for the portion of benefits paid and insurance reserves that have been ceded. A prepaid reinsurance asset is also recorded for the portion of unearned premiums that relate to policies that have been ceded. Any contracts that do not effectively transfer the risk of loss are recorded using the deposit method of accounting.

Most crop insurance policies are written pursuant to a federal government program, for which the government establishes guidelines, subsidizes a portion of the premium and assumes part of the risk. Participating insurers receive an administrative and operating subsidy from the program based on written premium volume, which offsets the cost of selling and serving the policies. The subsidy is deferred and recognized as a reduction to expense in relation to the premiums earned.

RECEIVABLE FROM THE FCIC

Under the federal crop reinsurance agreement with the Federal Crop Insurance Corporation ("FCIC"), all multi peril crop insurance ("MPCI") premiums collected are settled and paid to the government and all losses are funded by the government. The Company estimates the net amount due to or due from the FCIC for each crop

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

year (premiums less losses) and reports the net underwriting gain or loss as a separate asset or liability in the consolidated balance sheets.

BENEFIT PLANS

The Company recognizes costs for its defined benefit pension plans and postretirement benefits on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost and expected return on plan assets. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years' benefit costs due to plan amendments or initiation of new plans. The Company uses a December 31 measurement date for all pension and other postretirement benefit plans.

The Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that have not been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive loss. Changes in funded status each period is charged, net of income tax, to other comprehensive loss.

Calculations of benefit obligations for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Postretirement medical benefits are generally funded on a pay-as-you-go basis. These benefits were eliminated effective December 31, 2008 for non-represented employees and those represented employees who retired prior to June 1, 2005. See
Note 9 for a further discussion of these changes. The cost of benefits provided to former or inactive employees after employment, but before retirement, is recognized during an employee's service years if certain requirements are met.

INCOME TAXES

The Company recognizes taxes payable or refundable currently and deferred taxes for the tax consequences of differences between financial reporting and the tax basis of assets and liabilities. Deferred tax assets and liabilities are measured by applying the enacted tax rates to the difference between the financial statement and tax basis of assets and liabilities. Deferred income tax assets can be realized through future earnings, including but not limited to the generation of future income, reversal of existing temporary differences and available tax planning strategies. The Company records a valuation allowance for deferred tax assets if it determines it is more likely than not that the asset will not be realized. See Note 4 for a further discussion.

The Company is subject to tax-related audits in the normal course of operations. These audits may result in additional tax assets or liabilities. The Company accounts for such contingent liabilities and reports a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return.

FOREIGN EXCHANGE

The Company's financial statements are impacted by changes in foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies.

The accounts of significant foreign-based subsidiaries and branch operations are measured using the local currency as the functional currency. Revenues and expenses of these operations are translated into U.S. dollars at the average exchange rate for the period. Assets and liabilities of these operations are translated at the exchange rate as of the end of the reporting period. The resulting gains or losses from translating foreign currency are included in accumulated other comprehensive loss as a separate component of policyholders' surplus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The foreign exchange impacts of investment holdings classified as available for sale are included in accumulated other comprehensive loss as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as transaction gains and losses in operating and other expenses in the Company's consolidated statements of operations.

RECENT ACCOUNTING STANDARDS - ADOPTED

On July 1, 2009, FASB Accounting Standards Codification(TM) ("ASC") became the sole source of authoritative GAAP literature recognized by the Financial Accounting Standards Board for financial statements issued for interim and annual periods ending after September 15, 2009. ASC did not change GAAP, but rather combined the sources of GAAP and the framework for selecting among those sources into a single source. Accordingly, the adoption of ASC had no impact on the financial results of the Company.

Prior to the adoption of ASC, the Company adopted various standards which have been codified into ASC. A discussion of these standards, along with a reference to the ASC topics into which they have been codified, and the effect of adoption on the Company, follows.

In April 2009, the Financial Account Standards Board ("FASB") issued amendments to FASB Accounting Standards Codification 320, Investments--Debt and Equity Securities ("FASB ASC 320"), effective for interim and annual periods ending after June 15, 2009. The amendments provide recognition guidance for debt securities classified as available-for-sale and subject to other-than-temporary impairment ("OTTI"). If the fair value of a debt security is less than its amortized cost basis, which is its cost adjusted for accretion, amortization and previously recorded OTTI losses, at the reporting date, an entity shall assess whether the impairment is an OTTI. FASB ASC 320 requires an OTTI loss equal to the difference between fair value and amortized cost to be recognized in earnings if the Company intends to sell the debt security or if it is more likely than not the Company will be required to sell the debt security before recovery of its amortized cost basis or management does not expect to recover its cost.

The remaining debt securities in an unrealized loss position are evaluated to determine if a credit loss exists, even if it does not intend to sell the security and it is not more likely than not that it would be required to sell the security before recovery of its amortized cost basis. If the Company does not expect to recover the entire amortized cost basis of a debt security, the security is deemed to have an OTTI for credit reasons. For these securities, the Company must bifurcate the OTTI loss into a credit component and a non-credit component. The credit component is recognized in earnings and represents the difference between the present value of the future cash flows that the Company expects to collect and a debt security's amortized cost basis ("credit loss"). The non-credit component is recognized in accumulated other comprehensive loss and represents the difference between fair value and the present value of the future cash flows that the Company expects to collect.

The amendments to FASB ASC 320 expand the disclosure requirements for both debt and equity securities and require a more detailed, risk-oriented breakdown of security types and related information. In addition, new disclosures are required about significant inputs used in determining credit losses as well as a rollforward of credit losses each period. The disclosures are not required for earlier periods presented for comparative purposes. Application of the FASB ASC 320 amendments apply to existing and new investments held as of the beginning of the interim period of adoption. See Note 3, Other-Than-Temporary Investment Impairments, for expanded disclosures.

The Company adopted the provisions of FASB ASC 320 as of April 1, 2009. The adoption resulted in the reclassification of $49,135 of previously recorded OTTI write-downs from retained earnings to accumulated other comprehensive loss. The cumulative effect of adoption was an increase in retained earnings of $46,938 and a decrease in accumulated other comprehensive loss of $31,938 with a net benefit to equity of $15,000. The benefit to equity resulted from a decrease in a deferred tax asset valuation allowance, which had been established in the first quarter of 2009 by a charge to operations, the reversal of which was not permitted to be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

recorded in operations. The adoption did not have an impact on the Company's Consolidated Statement of Operations.

The FASB revised FASB ASC 805, Business Combinations, effective prospectively from January 1, 2009. Some of the significant provisions include: a clear definition of the acquirer in a business combination; full recognition of all assets acquired and liabilities assumed at their fair values on the acquisition date, including certain contingencies; expensing acquisition-related costs; and recognition of a bargain purchase as a gain in earnings. Because the new statement was adopted prospectively, there was no impact upon the Company's consolidated financial statements on the adoption date. The Company applied the new guidance to the 2009 business combinations described in Note 16.

The FASB amended FASB ASC 810, Consolidation, effective in 2009. The new guidance clarifies that a noncontrolling interest in a subsidiary is an ownership interest that should be reported in equity; requires disclosure in the income statement of the amounts of consolidated net income attributed to both the parent and the noncontrolling interest; establishes a single method of accounting for changes in a parent's ownership interest in a subsidiary that do not result in deconsolidation; and requires a parent to recognize a gain or loss in net income when a subsidiary is deconsolidated. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance.
The adoption resulted in $36,932 of noncontrolling interest being reclassified to total equity on the December 31, 2008 consolidated balance sheet, which included $12,286 that was reclassified to liabilities of discontinued operations in 2009. The adoption did not have a material effect on the Company's results of operations.

The FASB amended FASB ASC 815, Derivatives and Hedging, requiring enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The amended guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Because it only requires additional disclosures, it had no impact on the Company's consolidated balance sheets and statements of operations, and cash flows (see Note 3).

The FASB issued interpretive guidance specific to accounting for financial guarantee insurance contracts, effective in 2009. The Company does not issue financial guarantee insurance contracts and therefore it had no impact on its consolidated financial statements.

The FASB modified the disclosure requirements for postretirement benefit plan assets effective for fiscal years ending after December 15, 2009. The main objectives of the new guidance are to expand information about benefit plan assets and provide detail about determination of fair values of plan assets consistent with FASB ASC 820. The Company implemented the increased disclosures but adoption had no impact on the Company's consolidated balance sheets and statements of operations.

FASB Accounting Standards Update ("ASU") 2009-05, Measuring Liabilities at Fair Value, updated Topic 820 Fair Value Measurements and Disclosures and became effective in 2009. This update clarified some issues related to measuring the fair value of liabilities, which can be difficult because observable market information is scarce, restrictions often prevent transfers of liabilities, and it may be difficult to compare non-performance risk. If a quoted price of a liability is not available, the quoted price for the liability traded as an asset may be used. The Company did not change its methods for estimating the fair values of liabilities as a result of adopting ASU 2009-05.

FASB ASU 2009-12, Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) became effective in 2009. It applies to reporting entities that hold an investment that is required or permitted to be measured or disclosed at fair value, such as hedge or private equity funds. It allows entities to use net asset value as a practical expedient for estimating fair value. The Company reports its investments in such entities using the equity method, not at fair value. Accordingly, the new standard did not affect its consolidated financial

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

statements. There are some expanded disclosure requirements related to investment attributes, redemption restrictions and fund investment strategies which the Company added.

FASB ASC 855, Subsequent Events, was adopted for 2009 reporting. The only change to existing guidance was to require entities to disclose the date through which subsequent events have been evaluated for issued and reissued financial statements.

RECENT ACCOUNTING STANDARDS - PENDING

FASB ASU 2009-13, Multiple Deliverable Revenue Arrangements, will be effective for new or substantially modified arrangements with multiple deliverables in 2011. The new guidance establishes a selling price hierarchy for determining the selling price of a deliverable and establishes that the allocation of revenue is based on entity specific assumptions rather than those of a market place participant. Disclosures are also significantly expanded. The Company has not determined the impact of ASU 2009-13 on its consolidated financial statements.

FASB ASU 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities, replaces the quantitative-based risk and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity and which owner is the primary beneficiary and thus must consolidate it. The new guidance is more qualitative and also creates new disclosure requirements; it is effective for 2010. The Company has not determined the impact of ASU 2009-17 on its consolidated financial statements.

FASB ASU 2010-06, Improving Disclosures about Fair Value Measurements, will provide a greater level of disaggregated information and more robust disclosures about valuation techniques and inputs to fair value measurements. It will be effective for 2010 financial statements except that new details required about purchases, sales, issuances, and settlements in the roll forward of activity in level 3 fair value measurements will be effective in 2011.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 3: INVESTMENTS

DEBT SECURITIES

The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2009 are as follows:

================================================================================================

                                         AMORTIZED          GROSS UNREALIZED          ESTIMATED
                                            COST          GAINS          LOSSES      FAIR VALUE
------------------------------------------------------------------------------------------------
U.S. government and agencies            $   118,316    $     1,327    $   (14,236)   $   105,407
States and political subdivisions           437,997          4,390         (5,788)       436,599
Foreign government securities                73,192          7,948           (516)        80,624
Domestic corporate securities             3,346,520        100,855        (55,682)     3,391,693
Mortgage-backed securities:
   Residential mortgage-backed            1,064,561          4,001       (122,972)       945,590
   Commercial mortgage-backed               347,765            525       (125,934)       222,356
Non-mortgage asset-backed securities:
   Collateralized debt obligations          122,102             74        (94,662)        27,514
   Other                                    103,502          1,260         (3,491)       101,271
Foreign corporate securities                776,323         30,537         (8,381)       798,479
------------------------------------------------------------------------------------------------

Total debt securities                   $ 6,390,278    $   150,917    $  (431,662)   $ 6,109,533
================================================================================================

The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2008 are as follows:

================================================================================================

                                         AMORTIZED          GROSS UNREALIZED          ESTIMATED
                                            COST          GAINS          LOSSES      FAIR VALUE
------------------------------------------------------------------------------------------------
U.S. government and agencies            $   451,149    $     9,359    $    (2,371)   $   458,137
States and political subdivisions           348,691          1,339        (22,345)       327,685
Foreign government securities               101,472          5,260         (5,936)       100,796
Domestic corporate securities             2,358,712         22,538       (275,302)     2,105,948
Mortgage-backed securities:
   Residential mortgage-backed            1,084,999         12,347       (178,647)       918,699
   Commercial mortgage-backed               437,880          1,670       (136,573)       302,977
Non-mortgage asset-backed securities:
   Collateralized debt obligations          160,743              -       (116,212)        44,531
   Other                                    100,621            101        (12,490)        88,232
Foreign corporate securities                653,402          2,481        (84,318)       571,565
------------------------------------------------------------------------------------------------

Total debt securities                   $ 5,697,669    $    55,095    $  (834,194)   $ 4,918,570
================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The amortized cost and estimated fair values of investments in debt securities at December 31, 2009, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage, asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

================================================================================================

                                                                 AMORTIZED            ESTIMATED
                                                                    COST             FAIR VALUE
------------------------------------------------------------------------------------------------
Due in one year or less                                        $     188,972       $     191,816
Due after one year through five years                              1,229,348           1,274,379
Due after five years through ten years                             2,343,795           2,386,174
Due after ten years                                                  990,234             960,434
Mortgage-backed securities:
  Residential mortgage-backed                                      1,064,561             945,590
  Commercial mortgage-backed                                         347,765             222,356
Non-mortgage asset-backed securities:
  Collateralized debt obligations                                    122,102              27,514
  Other                                                              103,501             101,270
------------------------------------------------------------------------------------------------

Total debt securities                                          $   6,390,278       $   6,109,533
================================================================================================

EQUITY SECURITIES

The cost, gross unrealized gains and losses, and estimated fair value of investments in available for sale equity securities at December 31 are as follows:

================================================================================================

                                                     GROSS UNREALIZED                 ESTIMATED
                             COST                GAINS              LOSSES           FAIR VALUE
------------------------------------------------------------------------------------------------
2009                     $    181,759        $       8,438       $     (9,831)      $    180,366
2008                          254,023                2,497            (59,905)           196,615
================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

EQUITY IN UNCONSOLIDATED AFFILIATES

The carrying value, ownership percentage and summarized financial information of significant unconsolidated affiliates for the years ended and at December 31 are set forth in the table below:

================================================================================================================

           NAME OF AFFILIATE                 CUNA MUTUAL                     CUNA MUTUAL SHARE OF NET
           AND THE COMPANY'S               CARRYING VALUE                    INCOME (LOSS), AFTER TAX
         OWNERSHIP PERCENTAGE           2009            2008            2009            2008            2007
----------------------------------------------------------------------------------------------------------------
CMG Mortgage Insurance
  Company (50%)                     $   109,650     $   117,903     $     (6,070)    $     4,233    $    15,321
CMG Mortgage Assurance
  Company (50%)                          11,823           4,324           (1,412)            (94)          (138)
CMG Mortgage Reinsurance
  Company (50%) (1)                           -           9,501                -              48          1,083
All other affiliates (various
  ownership percentages)                  4,356          10,854           (1,358)          1,743         (1,282)
----------------------------------------------------------------------------------------------------------------

Total                               $   125,829     $   142,582     $     (8,840)    $     5,930    $    14,984
================================================================================================================

(1)In 2009 CMG Mortgage Reinsurance Company became a wholly-owned subsidiary of CMG Mortgage Assurance Company.

The total assets and liabilities for significant unconsolidated affiliates at December 31, 2009 and 2008 are set forth in the table below:

================================================================================================================

                                                 ASSETS         LIABILITIES         ASSETS         LIABILITIES
                                                  2009             2009              2008             2008
----------------------------------------------------------------------------------------------------------------
CMG Mortgage Insurance Company                 $    406,167     $   186,867       $   339,431      $   103,625
CMG Mortgage Assurance Company                       47,704          24,058             9,344              696
CMG Mortgage Reinsurance Company (1)                      -               -            30,577           11,575
================================================================================================================

(1)In 2009 CMG Mortgage Reinsurance Company became a wholly-owned subsidiary of CMG Mortgage Assurance Company.

MORTGAGE LOANS

The Company's mortgage loan portfolio consists mainly of commercial mortgage loans made to borrowers throughout the United States. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2009, the commercial mortgage loan portfolio had an average remaining life of 5.5 years, with all principal due prior to 2027. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. No loan to a single borrower represented more than 4.28% of the aggregate mortgage loan portfolio balance. The Company recorded a valuation allowance of $5,005 in 2009 when it became probable the Company would be unable to collect the total contractual amounts due on certain mortgages. The mortgage loan investment on which the Company recorded the valuation allowance was $14,600 at December 31, 2009. The Company had a mortgage loan restructure in 2009 that was considered a troubled

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

debt restructuring. The terms of the restructure did not result in the recognition of an allowance in the current period and the value of the loan was $7,465 at December 31, 2009. The Company has no commitments to lend additional funds to mortgagees whose terms have been restructured in a troubled debt restructuring at December 31, 2009. There were no delinquencies and no valuation allowances as of December 31, 2008. The determination of the need for and level of a mortgage valuation allowance is an estimation process, which requires significant management judgments. Management has recorded its best estimate as of the balance sheet date based on its best estimate and interpretation of the facts. The ultimate outcome may vary from the Company's current evaluation, and as further facts emerge and future events occur, management may change its assessment. Any such change in estimate, which could be significant to income in any single period, would be recorded at the time it becomes evident based on the then available facts and interpretation that the valuation allowance requires adjustment.

The Company's mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

===============================================================================

                                                        2009              2008
-------------------------------------------------------------------------------
California                                              13.6%             15.1%
Texas                                                    9.2               8.0
Florida                                                  7.4               5.8
Illinois                                                 7.1               8.3
Kansas                                                   6.8               7.3
Missouri                                                 5.7               6.4
New Jersey                                               5.6                 -
Ohio                                                     5.2               5.9
Washington                                               4.4               5.1
New York                                                 1.0               5.4
===============================================================================

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

===============================================================================

                                                        2009              2008
-------------------------------------------------------------------------------
Industrial                                              30.5%             26.1%
Office                                                  27.1              31.7
Retail                                                  25.2              23.2
Apartment                                                8.8               9.6
Other                                                    8.4               9.4
-------------------------------------------------------------------------------

Total                                                  100.0%            100.0%
===============================================================================

The average loan to value was 58.3% and 53.8% for December 31, 2009 and 2008, respectively. Valuations are performed on a regular basis using third party appraisals or data and internal models. In 2009 the Company took ownership of one real estate parcel with a fair value of $7,000 in lieu of foreclosure; there were no foreclosures in 2009 or 2008.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

REAL ESTATE

Real estate investments consisted of the following at December 31:

================================================================================

                                                        2009             2008
--------------------------------------------------------------------------------
Real estate held for the production of income       $    22,373      $   15,335

Accumulated depreciation                                 (6,445)         (6,145)
--------------------------------------------------------------------------------

Net real estate held for the production of income   $    15,928      $    9,190
================================================================================

Real estate held-for-sale                           $    47,263      $   49,138

Accumulated depreciation                                (26,074)        (27,917)
--------------------------------------------------------------------------------

Net real estate held-for-sale                       $    21,189      $   21,221
================================================================================

Depreciation expense on investments in real estate totaled $300, $2,721 and $4,878 for the years ended December 31, 2009, 2008 and 2007, respectively. There were no impairments required to be recognized on real estate in 2009, 2008 or 2007.

Real estate investments were categorized as follows at December 31:

=====================================================================================================

                                                            2009                        2008
                                                 ----------------------------------------------------
                                                    AMOUNT        PERCENT       AMOUNT        PERCENT
-----------------------------------------------------------------------------------------------------
Real estate held for the production of income:
  Office                                         $   12,163         76.4%     $    5,425        59.0%

  Land                                                3,765         23.6           3,765        41.0
-----------------------------------------------------------------------------------------------------
Total real estate investments                    $   15,928        100.0%     $    9,190       100.0%
=====================================================================================================

Real estate held-for-sale:
  Office                                         $   20,092         94.8%     $   20,164        95.0%

  Retail                                              1,097          5.2           1,057         5.0
-----------------------------------------------------------------------------------------------------
Total real estate investments                    $   21,189        100.0%     $   21,221       100.0%
=====================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

SHORT-TERM INVESTMENTS

The details of short-term investments at amortized cost, which approximates fair value as of December 31, are as follows:

====================================================================================================

                                                                          2009             2008
----------------------------------------------------------------------------------------------------
U.S. government and agencies                                          $          -     $     211,605
Foreign government securities                                                    -             3,525
Domestic corporate securities                                                4,569             1,001
Certificates of deposit                                                      3,497             4,381
Foreign corporate securities                                                     -               800
----------------------------------------------------------------------------------------------------

Total short-term investments                                          $      8,066     $     221,312
====================================================================================================

LIMITED PARTNERSHIPS

The Company accounts for its investments in limited partnerships using the equity method. Accordingly, the Company's investments in these limited partnerships are carried at cost plus or minus the Company's equity in the undistributed earnings or losses as reported by the partnerships. As a result of normal delays in the reporting of results by the partnerships, the Company generally records its equity interests on a one quarter lag basis, which means the partnership results for the fourth quarter are not recorded until the first quarter of the following year.

The cost and carrying values of limited partnerships by type were as follows at December 31:

===================================================================================================

                                              2009                                2008
                                      COST       CARRYING VALUE         COST         CARRYING VALUE
---------------------------------------------------------------------------------------------------
Energy funds                      $     25,764   $       20,800     $     16,189     $       15,237
Mezzanine                              155,846          147,144          130,464            125,348
Private equity                         186,223          162,000          151,977            144,290
Real estate                             56,737           23,084           43,087             18,241
Other                                        -                -           31,279             26,568
---------------------------------------------------------------------------------------------------

Total limited partnerships        $    424,570   $      353,028     $    372,996     $      329,684
===================================================================================================

The Company funded additional investments in limited partnerships of $98,532 in 2009 and $177,926 in 2008, respectively. See Note 11 for further discussion on the Company's funding commitments to limited partnerships.

As a general rule, the limited partnerships owned were designed to be liquidated in eight to twelve years after full funding at the discretion of the general partners, and investors do not have the option to redeem their interests. For the Company's investments, most of the liquidations are expected to occur in 2015 to 2018.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NET INVESTMENT INCOME

Sources of net investment income for the years ended December 31 are summarized as follows:

===================================================================================================

                                                     2009              2008                2007
---------------------------------------------------------------------------------------------------
Gross investment income (loss):
    Debt securities, available for sale          $   355,996       $   328,465         $   358,528
    Equity securities, available for sale              6,116            11,237              32,225
    Mortgage loans                                    45,380            45,456              37,711
    Real estate                                       11,044            15,774              18,848
    Policy loans                                       7,193             7,106               7,223
    Limited partnerships
      Equity in change in market value               (27,886)          (47,226)             (2,414)
      Equity in other income                          20,357            12,285               4,151
    Derivative financial instruments                   1,158               673                 229
    Short-term investments and other                   7,686            14,333              16,871
---------------------------------------------------------------------------------------------------

Total gross investment income                        427,044           388,103             473,372
Investment expenses                                  (22,180)          (30,184)            (33,281)
---------------------------------------------------------------------------------------------------

Net investment income                            $   404,864       $   357,919         $   440,091
===================================================================================================

Additional net investment income of $8,740, $14,733 and $18,590 in 2009, 2008 and 2007, respectively, has been included with the results of discontinued operations. See Note 15 for a detailed discussion.

Limited partnerships generally carry their investments at fair value. Changes in market value are a component of the results of operations reported by the partnerships and are therefore included in the Company's recorded share of income. This accounting policy contributes to potentially significant fluctuations in the operating results of the Company's interests in limited partnerships. In addition, determinations of the fair value of such investments by the limited partnerships are highly judgmental given the nature of the investments held by these limited partnerships, the fact that observable market data is frequently not available, and the current illiquid markets. Accordingly, the values assigned are subject to risks of variability. See discussion of "Fair Value Measurement" which is included in this Note.

The Company's equity in the change in market value of its limited partnerships for each of the past three years, by partnership type is summarized below:

===================================================================================================

                                                     2009              2008                2007
---------------------------------------------------------------------------------------------------
Energy funds                                     $    (4,012)      $      (480)        $      (472)
Mezzanine                                             (3,585)           (2,961)             (2,111)
Private equity                                       (16,434)          (15,905)              1,846
Real estate                                           (8,802)          (23,132)             (1,713)
Other                                                  4,947            (4,748)                 36
---------------------------------------------------------------------------------------------------

Total change in equity in market value           $   (27,886)      $   (47,226)        $    (2,414)
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NET REALIZED INVESTMENT LOSSES

Realized investment losses for the years ended December 31 are summarized as follows:

===================================================================================================

                                                     2009              2008                2007
---------------------------------------------------------------------------------------------------
Debt securities:
   Gross gains on sales                          $    130,998      $     40,250        $    13,629
   Gross losses on sales                              (25,898)          (42,283)           (32,353)
   Other                                                6,561           (19,891)            10,988
   Other than temporary impairment losses            (204,178)         (421,853)          (143,335)
Equity securities:
   Gross gains on sales                                 7,835            23,240             92,660
   Gross losses on sales                              (18,232)          (21,531)           (13,880)
   Other                                               (3,212)           (1,436)              (225)
   Other than temporary impairment losses             (31,206)          (19,182)            (4,966)
Real estate                                             1,158            31,194              1,927
Mortgage loans:
   Other                                                6,562            (1,593)             6,441
   Other than temporary impairment losses              (5,005)                -                  -
Derivative financial instruments                      (72,625)          (11,866)           (22,278)
Derivative financial instruments - embedded            (8,367)           (5,424)                 -
Other                                                  (1,675)          (10,782)            (4,949)
---------------------------------------------------------------------------------------------------

Net realized investment losses                   $   (217,284)     $   (461,157)       $   (96,341)
===================================================================================================

Additional net realized investment gains of $132,063, $373 and $45,999 in 2009, 2008 and 2007, respectively, have been reported in the results of discontinued operations. See Note 15.

Proceeds from the sale of debt securities were $2,789,942, $982,121 and $1,397,887 in 2009, 2008 and 2007, respectively. Proceeds from the sale of equity securities were $59,010, $287,143 and $434,471 in 2009, 2008 and 2007, respectively.

OTHER-THAN-TEMPORARY INVESTMENT IMPAIRMENTS

Investment securities are reviewed for other-than-temporary impairment on an ongoing basis. The Company creates a watchlist of securities based on the fair value of an investment security relative to its amortized cost. When the fair value drops below 95% of the Company's cost, the Company monitors the security for impairment. When the fair value drops below 80% of the Company's cost or amortized cost or the potential impairment is greater than $1,000, the Company performs a full analysis to determine if the decline in fair value qualifies as an other-than-temporary impairment. The determination of other-than-temporary impairment requires significant judgment on the part of the Company and depends on several factors, including:

   o   The existence of any plans to sell the investment security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

   o The duration and extent to which fair value has been less than book value.

   o The reason for the decline in fair value (credit concerns, interest rates, etc.).

   o The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and implications of rating agency actions.

   o The Company's intent to retain its investment in debt securities for a period of time sufficient to allow for an anticipated recovery in fair value.

   o The Company's intent and ability to retain its investment in equity securities for a period of time sufficient to allow for an anticipated recovery in fair value.

   o The Company's ability to recover all amounts due according to the contractual terms of the agreements.

   o The Company's collateral position, in the case of bankruptcy or restructuring.

Determinations of other-than-temporary impairments are made by a combination of financial accounting and investment professionals after consideration of all of the relevant factors, including but not limited to those noted above. These determinations are estimates which are subject to risks and uncertainties of variability. The Company's best estimate of expected future cash flows used to determine the credit loss amount on its debt securities is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the security. The Company's best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical default and recovery rates, credit ratings, current delinquency rates, and loan-to-value ratios. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral.

For impaired debt securities (i.e. debt securities whose fair value is less than amortized cost), where either the Company has the intent to sell the securities before the fair value recovers or the Company believes it is more likely than not that it will be required to sell the securities before the fair values recovers, the impairment is determined to be an other-than-temporary impairment ("OTTI"). At the time such determination is made, the Company records a realized loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis.

For impaired debt securities, where the Company does not have the intent to sell or does not believe it is more likely than not that it will be required to sell such debt securities, but where the Company believes it is probable it will not recover its amortized cost, the difference between the fair value and amortized cost is an OTTI. For these impairments the Company must bifurcate that portion of the loss that is attributable to credit and that portion which is considered non-credit. The credit portion of the OTTI is the difference between the present value of the expected future cash flows and amortized cost. The gross OTTI is displayed on the statement of operations, with the non-credit portion shown as subtracted and reallocated to accumulated other comprehensive loss, resulting in only the credit portion of the OTTI being charged to income.

For those equity securities where the decline in the fair value is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the impairment becomes the security's new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are systematically restricted from trading.

In early 2010, management made the decision to sell substantially all of its publicly traded equity securities, which had a fair value on December 31, 2009 of $71,339. Because the Company no longer had the intent to hold these

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

securities until the price recovered, CUNA Mutual recognized an impairment loss in the 2009 consolidated financial statements of $20,663. Subsequent 2010 sales of those securities did not result in significant realized investment gains or losses.

For certain securitized financial assets with contractual cash flows, the Company is required to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge is recognized. The Company also considers its intent to retain a temporarily impaired security until recovery. Estimating future cash flows is a judgment process involving both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

A rollforward of the amount of the credit component of OTTI related to debt securities recognized in retained earnings is presented in the following table:

============================================================================================

                                                                                CREDIT OTTI
--------------------------------------------------------------------------------------------
Beginning balance of credit losses on debt securities at April 1, 2009         $   (439,879)

Additions for credit impairments recognized on:
    Securities not previously impaired                                              (75,531)
    Securities previously impaired                                                  (50,225)
Reductions for credit impairments previously recognized:
    Securities that matured or were sold during the period                          172,909
--------------------------------------------------------------------------------------------

Ending balance at December 31, 2009                                            $   (392,726)
============================================================================================

The provision for other-than-temporary impairments in 2009 ($240,389) was less than the provision in 2008 ($441,035) and greater than the provision in 2007 ($148,301). As shown in the table on the next page the vast majority of the Company's charges for other-than-temporary impairments have been attributable to residential mortgage-backed securities and, to a lesser extent, commercial mortgage-backed securities and non-mortgage, asset-backed securities and other securities. The significant increase in the provision for these losses over the past three years, and particularly in 2008, is due to a number of significant factors and downward trends in the general economy and financial markets, which have negatively affected the values of virtually all financial investments. The most significant factor contributing to the losses in 2009, 2008 and 2007 is the severe decrease in residential real estate values.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2009. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and greater understanding of economic trends develop. However, interpreting the effects and extent of the current market turmoil--particularly the decline in residential home values, the nature and effect of the government's actions, the overall employment trends, and the availability of credit--is a very complex estimation process and the predictive usefulness of historical trends is not known. Consistent with the Company's past practices, additional loss provisions will be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

recorded as appropriate and as determined by the Company's regular monitoring procedures of additional facts. In light of the variables involved, such additional provisions could be material.

The following table identifies the Company's other-than-temporary impairments by type of investment as of December 31:

===================================================================================================

                                                     2009               2008               2007
---------------------------------------------------------------------------------------------------
Domestic corporate securities                    $    (18,650)     $    (27,590)       $    (3,024)
Foreign government securities                               -                 -               (261)
States and Political subdivisions                           -               (27)                 -
Mortgage-backed securities:
   Residential mortgage-backed
        Prime                                         (16,241)             (844)              (938)
        Alt-A                                         (87,463)         (120,608)           (18,978)
        Sub-prime                                     (19,902)          (59,871)           (76,162)
        Other                                            (203)           (3,995)              (974)
Commercial mortgage-backed                                (30)                -             (1,900)
Non-mortgage asset-backed securities
        Collateralized debt obligations               (34,025)         (199,968)           (40,600)
        Other                                         (27,664)           (1,113)               (74)
Foreign corporate securities                                -            (7,837)              (424)
---------------------------------------------------------------------------------------------------
Total debt securities                                (204,178)         (421,853)          (143,335)

Equity securities                                     (31,206)          (19,182)            (4,966)
Mortgage loans                                         (5,005)                -                  -
---------------------------------------------------------------------------------------------------

Total other than temporary
   impairment losses                             $   (240,389)     $   (441,035)       $  (148,301)
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NET UNREALIZED INVESTMENT GAINS (LOSSES)

The components of net unrealized investment gains (losses) included in accumulated other comprehensive loss at December 31 were as follows:

===================================================================================================

                                                     2009               2008               2007
---------------------------------------------------------------------------------------------------
Debt securities                                  $   (280,745)     $   (779,099)       $  (241,270)
Equity securities                                      (1,393)          (57,408)            25,249
Derivatives                                             6,352            56,988             (2,471)
Deferred policy acquisition cost adjustments              423            56,740             16,984
Deferred income taxes                                  91,340           239,085             67,060
Other, including minority interest                     (1,368)           (4,047)             5,284
---------------------------------------------------------------------------------------------------

Net unrealized investment gains (losses)         $   (185,391)     $   (487,741)       $  (129,164)
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table presents fair value and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2009.

=================================================================================================================================

                                       MONTHS IN UNREALIZED LOSS POSITION
                            ---------------------------------------------------------
                                  LESS THAN                        TWELVE
                                TWELVE MONTHS                 MONTHS OR GREATER                      TOTAL
---------------------------------------------------------------------------------------------------------------------------------
                                            UNREALIZED                    UNREALIZED                    UNREALIZED    UNREALIZED
DEBT SECURITIES              FAIR VALUE        LOSS        FAIR VALUE        LOSS        FAIR VALUE        LOSS       OTTI LOSSES
---------------------------------------------------------------------------------------------------------------------------------
U.S. government
   and agencies             $     37,601   $      2,620   $     35,715   $     11,616   $     73,316   $     14,236   $         -
States and political
   subdivisions                  168,620          2,704         42,309          3,084        210,929          5,788             -
Foreign government
   securities                      4,163            399          4,043            117          8,206            516             -
Domestic corporate
   securities                    661,525         13,391        385,116         42,291      1,046,641         55,682         2,641

Mortgage-backed
   securities:
     Residential
       mortgage-backed           482,667         21,705        247,689        101,267        730,356        122,972        62,152
     Commercial
       mortgage-backed            51,809            444        122,031        125,490        173,840        125,934         6,754

Asset backed non-
   mortgage-backed
   securities:
     Collateralized debt
       obligations                   207          2,587         27,125         92,075         27,332         94,662        13,800
     Other                             -              -         28,193          3,491         28,193          3,491             -

Foreign corporate
   securities                    182,693          4,960         36,970          3,421        219,663          8,381             -
---------------------------------------------------------------------------------------------------------------------------------

Total of debt securities    $  1,589,285   $     48,810   $    929,191   $    382,852   $  2,518,476   $    431,662   $    85,347
=================================================================================================================================

Equity securities           $      2,928   $      2,424   $     33,286   $      7,407   $     36,214   $      9,831   $         -
=================================================================================================================================

Total temporarily
   impaired securities      $  1,592,213   $     51,234   $    962,477   $    390,259   $  2,554,690   $    441,493   $    85,347
=================================================================================================================================

At December 31, 2009, the Company owned 955 debt securities with a fair value of $2,518,476 in an unrealized investment loss position. Of these, 542, with a fair value of $929,191, have been in an unrealized loss position for twelve or more months. The $382,852 unrealized loss for debt securities with a loss period twelve months or greater represents an aggregate 29.2% price impairment. The price impairment on the remaining 413 debt securities is 3.0%. The total fair value of debt securities, which reflect an unrealized loss at December 31, 2009 and which are rated "investment grade," is $2,186,805 or 86.8% of the total fair value of all debt securities which reflect an unrealized loss at December 31, 2009. For these purposes "investment grade" is defined by the Company to be securities rated BBB or greater.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

At December 31, 2009, the Company owned 29 stocks with a fair value of $36,214 in an unrealized loss position. Of these, 21 with a fair value of $33,286 have been in an unrealized position for more than twelve months; the unrealized loss on these securities represents an 18.2% price impairment.

Commercial mortgage-backed securities ("CMBS") represent the largest unrealized loss for twelve months or greater at December 31, 2009. The Company has performed forward-looking stress scenarios on its CMBS portfolio. As of December 31, 2009, based on these analyses, the Company did not take impairments on this portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table presents fair value and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2008.

===================================================================================================================

                                       MONTHS IN UNREALIZED LOSS POSITION
                            ---------------------------------------------------------
                                  LESS THAN                        TWELVE
                                TWELVE MONTHS                 MONTHS OR GREATER                      TOTAL
-------------------------------------------------------------------------------------------------------------------
                                            UNREALIZED                    UNREALIZED                    UNREALIZED
DEBT SECURITIES              FAIR VALUE        LOSS        FAIR VALUE        LOSS        FAIR VALUE        LOSS
-------------------------------------------------------------------------------------------------------------------
U.S. government
  and agencies              $   255,552    $      2,371   $          -   $          -   $    255,552   $      2,371
States and political
  subdivisions                  260,438          20,008          7,192          2,337        267,630         22,345
Foreign government
  securities                     48,034           5,936              -              -         48,034          5,936
Domestic corporate
  securities                  1,388,306         211,317        114,516         63,985      1,502,822        275,302

Mortgage-backed
  securities:
     Residential
       mortgage-backed          298,682          76,586         78,359        102,061        377,041        178,647
     Commercial
       mortgage-backed          223,613          69,161         34,218         67,412        257,831        136,573

Asset backed non-
  mortgage-backed
  securitites
     Collateralized debt
       obligations               19,784          36,390         21,463         79,822         41,247        116,212
     Other                       66,565           6,496          9,033          5,994         75,598         12,490

Foreign corporate
  securities                    417,042          68,551         35,249         15,767        452,291         84,318
-------------------------------------------------------------------------------------------------------------------

Total of debt securities    $ 2,978,016    $    496,816   $    300,030   $    337,378   $  3,278,046   $    834,194
===================================================================================================================

Equity securities           $    91,931    $     46,491   $     19,725   $     13,414   $    111,656   $     59,905
===================================================================================================================

Total temporarily
  impaired securities       $ 3,069,947    $    543,307   $    319,755   $    350,792   $  3,389,702   $    894,099
===================================================================================================================

At December 31, 2008, the Company owned 1,715 debt securities with a fair value of $3,278,046 in an unrealized investment loss position. Of these, 270, with a fair value of $300,030, have been in an unrealized loss position for twelve or more months. The $337,378 unrealized loss for debt securities with a loss period twelve months or greater represents an aggregate 52.9% price impairment. The price impairment on the remaining 1,445 debt securities is 14.3%. The total fair value of debt securities, which reflect an unrealized loss at December 31, 2008

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

and which are rated "investment grade," is $2,985,436 or 91.1% of the total fair value of all debt securities which reflect an unrealized loss at December 31, 2008. For these purposes "investment grade" is defined by the Company to be securities rated BBB or greater.

At December 31, 2008, the Company owned 76 stocks with a fair value of $111,656 in an unrealized loss position. Of these, 13 with a fair value of $19,725 have been in an unrealized position for more than twelve months; the unrealized loss on these securities represents a 40.5% price impairment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table summarizes the amortized cost and fair value of the Company's mortgage and asset-backed securities ("structured securities") which have an unrealized loss at December 31, 2009. The table further shows the number of months the structured securities have been in an unrealized loss position and the extent of impairment (percent of impairment=unrealized loss/amortized cost). Also shown are the number of structured securities involved.

================================================================================================================

                                                             FAIR VALUE BY PERCENT OF IMPAIRMENT
                                             -------------------------------------------------------------------
                                AMORTIZED                                                             GREATER
                                   COST         TOTAL       UNDER 20%       20-49%       50-80%       THAN 80%
----------------------------------------------------------------------------------------------------------------
Residential
  mortgage-backed:
    Six months or less        $    476,185   $   462,195   $   460,151   $       805   $    1,026   $        213
    Greater than six
      to twelve months              28,187        20,472        17,721           366        2,385              -
    Greater than
      twelve months                348,956       247,689       140,508        94,816        9,219          3,146
----------------------------------------------------------------------------------------------------------------
Total residential
  mortgage-backed                  853,328       730,356       618,380        95,987       12,630          3,359
----------------------------------------------------------------------------------------------------------------
  Number of securities                               134            77            29           15             13
Commercial
  mortgage-backed:
    Six months or less              49,219        48,821        48,821             -            -              -
    Greater than six
      to twelve months               3,034         2,988         2,988             -            -              -
    Greater than
      twelve months                247,521       122,031        47,821        33,891       37,513          2,806
----------------------------------------------------------------------------------------------------------------
Total commercial
  mortgage-backed                  299,774       173,840        99,630        33,891       37,513          2,806
----------------------------------------------------------------------------------------------------------------
  Number of securities                                41            14             6           13              8
Collateralized debt
  obligations
    Greater than six
      to twelve months               2,794           207             -             -           39            168
    Greater than
      twelve months                119,200        27,125           251        12,388        8,500          5,986
----------------------------------------------------------------------------------------------------------------
Total Collateralized debt
  obligations                      121,994        27,332           251        12,388        8,539          6,154
----------------------------------------------------------------------------------------------------------------
  Number of securities                                22             1             3            5             13
Other structured
  securities
    Greater than
      twelve months                 31,684        28,193        17,844        10,349            -              -
----------------------------------------------------------------------------------------------------------------
Total Other structured
  securities                        31,684        28,193        17,844        10,349            -              -
----------------------------------------------------------------------------------------------------------------
  Number of securities                                 5             3             2            -              -
Total:
  Six months or less               525,404       511,016       508,972           805        1,026            213
  Greater than six
    to twelve months                34,015        23,667        20,709           366        2,424            168
  Greater than
    twelve months                  747,361       425,038       206,424       151,444       55,232         11,938
----------------------------------------------------------------------------------------------------------------
  Total number of securities                         202            95            40           33             34

  Total                       $  1,306,780   $   959,721   $   736,105   $   152,615   $   58,682   $     12,319
================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table summarizes the amortized cost and fair value of the Company's mortgage and asset-backed securities ("structured securities") which have an unrealized loss at December 31, 2008. The table further shows the number of months the structured securities have been in an unrealized loss position and the extent of impairment (percent of impairment=unrealized loss/amortized cost). Also shown are the number of structured securities involved.

================================================================================================================

                                                             FAIR VALUE BY PERCENT OF IMPAIRMENT
                                             -------------------------------------------------------------------
                                AMORTIZED                                                             GREATER
                                   COST         TOTAL       UNDER 20%       20-49%       50-80%       THAN 80%
----------------------------------------------------------------------------------------------------------------
Residential
  mortgage-backed:
    Six months or less        $    177,834   $   157,744   $   120,795   $    36,949   $        -   $          -
    Greater than six
      to twelve months             197,434       140,938        46,135        90,984        3,819              -
    Greater than
      twelve months                180,420        78,359        22,869        30,372       19,265          5,853
----------------------------------------------------------------------------------------------------------------
Total residential
  mortgage-backed                  555,688       377,041       189,799       158,305       23,084          5,853
----------------------------------------------------------------------------------------------------------------
  Number of securities                               100            55            30            9             6
Commercial
  mortgage-backed:
    Six months or less             225,656       183,909       154,268        18,329       10,888            424
    Greater than six
      to twelve months              67,118        39,704         6,161        26,147        6,768            628
    Greater than
      twelve months                101,630        34,218             -        17,817       10,576          5,825
----------------------------------------------------------------------------------------------------------------
Total commercial
  mortgage-backed                  394,404       257,831       160,429        62,293       28,232          6,877
----------------------------------------------------------------------------------------------------------------
  Number of securities                                55            25            11           12             7
Collateralized debt
  obligations
    Six months or less              21,915         4,961         2,155             -            -          2,806
    Greater than six
      to twelve months              34,259        14,823             -         9,791        3,529          1,503
    Greater than
      twelve months                101,285        21,463             -             -       16,500          4,963
----------------------------------------------------------------------------------------------------------------
Total non-mortgage
  asset-backed securities          157,459        41,247         2,155         9,791       20,029          9,272
----------------------------------------------------------------------------------------------------------------
  Number of securities                                28             6             2            9             11
Non-mortgage
  asset-backed securities:
    Six months or less              73,061        66,565        60,484         6,081            -              -
    Greater than
      twelve months                 15,027         9,033             -         9,033            -              -
----------------------------------------------------------------------------------------------------------------
Total non-mortgage
  asset-backed securities           88,088        75,598        60,484        15,114            -              -
----------------------------------------------------------------------------------------------------------------
  Number of securities                                27            24             2            1              -
Total:
  Six months or less               498,466       413,179       337,702        61,359       10,888          3,230
  Greater than six
    to twelve months               298,811       195,465        52,296       126,922       14,116          2,131
  Greater than
    twelve months                  398,362       143,073        22,869        57,222       46,341         16,641
----------------------------------------------------------------------------------------------------------------
  Total number of securities                         210           110            45           31             24

  Total                       $  1,195,639   $   751,717   $   412,867   $   245,503   $   71,345   $     22,002
================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

INVESTMENT CREDIT RISK

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established exposure limits, diversification standards, and review procedures to mitigate credit risk. The Company's largest ten exposures by fair value to a single credit exposure, other than the United States government or agencies backed by the full faith and credit of the United States government, at December 31, 2009 are as follows:

======================================================================================

                                       AVERAGE            AMORTIZED
                                    CREDIT RATING           COST           FAIR VALUE
--------------------------------------------------------------------------------------
American Capital Strategies               B             $    31,417       $    31,224
BP Capital Markets PLC                   AA+                 30,377            30,727
Spartech Corporation                     BBB-                29,272            30,327
Procter & Gamble Co                      AA-                 26,883            27,767
United Parcel Service                    AA-                 21,250            22,328
Oracle Corp                               A                  21,355            21,524
Coca-Cola Co                              A+                 20,589            21,189
Chevron Corp                              AA                 19,988            21,021
Cisco Systems                             A+                 21,399            20,868
Shell International Finance              AA+                 20,015            20,776
-------------------------------------------------------------------------------------
                                                         $  242,545       $   247,751
=====================================================================================

The Company's largest ten unrealized loss positions, at December 31, 2009 are as follows:

======================================================================================

                                         AMORTIZED COST   FAIR VALUE   UNREALIZED LOSS
--------------------------------------------------------------------------------------
G-Force LLC 2005                         $       19,999   $    4,329   $      (15,671)
Capital Trust Re CDO 2005-3A                     20,978        8,711          (12,267)
Greenwich Capital Comm Fndg 2006-RR1             15,285        3,358          (11,927)
JER CDO 2005-1A                                  10,987          928          (10,058)
Alesco Preferred Funding 10X                      9,998          131           (9,867)
Morgan Stanley Capital 2005-6                    12,454        3,200           (9,254)
Bank of America Alt. Loan Trust 2005-6           22,098       12,887           (9,210)
Wachovia Bank Comm Mtg Tr 2004-C14               14,284        5,149           (9,135)
Multi-Security Asset Trust 2005-RR4A             12,551        4,662           (7,890)
Morgan Stanley Capital 2005-RR6                   8,070          597           (7,472)
--------------------------------------------------------------------------------------
                                         $      146,704   $   43,952   $     (102,751)
======================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

DERIVATIVE FINANCIAL INSTRUMENTS

Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; to reduce interest rate risks of long-term assets; to manage exposure to various credit, currency and market risks; and to manage exposure to various equity and fixed income market sectors.

The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments at December 31, 2009:

=======================================================================================================================

                                                                            BALANCE                           BALANCE
                                   FAIR        NOTIONAL     FAIR VALUE       SHEET          FAIR VALUE        SHEET
                                   VALUE        AMOUNT        ASSETS        LOCATION        LIABILITIES      LOCATION
-----------------------------------------------------------------------------------------------------------------------
Derivatives designated as
  hedging instruments:
                                                                           Other invested                     Accounts
    Financial futures            $    4,397   $   146,809   $     4,560  assets             $       163     payable
                                                                           Other invested                     Accounts
    Cross currency swaps                589        37,989         1,396  assets                     807     payable
                                                                           Other invested
    Interest rate swaps               3,967        60,845         3,967  assets                       -
-----------------------------------------------------------------------                     -----------
Total derivatives designated
  as hedging instruments              8,953       245,643         9,923                             970
-----------------------------------------------------------------------                     -----------

Derivatives not designated
  as hedging instruments:
                                                                           Other invested                     Accounts
    Financial futures                (2,653)      305,564           596  assets                   3,249     payable
                                                                           Other invested                     Accounts
    Purchased option contracts       70,086       345,974        70,086  assets                       -     payable
                                                                           Other invested                     Accounts
    Written option contracts        (51,832)        1,388             -  assets                  51,832     payable
-----------------------------------------------------------------------                     -----------
Total derivatives not designated
  as hedging instruments             15,601       652,926        70,682                          55,081
-----------------------------------------------------------------------                     -----------

Total derivative financial
     instruments                 $   24,554   $   898,569   $    80,605                     $    56,051
=======================================================================                     ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments at December 31, 2008:

=======================================================================================================================

                                                                            BALANCE                          BALANCE
                                   FAIR        NOTIONAL     FAIR VALUE       SHEET          FAIR VALUE         SHEET
                                   VALUE        AMOUNT        ASSETS        LOCATION        LIABILITIES      LOCATION
-----------------------------------------------------------------------------------------------------------------------
Derivatives designated as
  hedging instruments:
                                                                           Other invested                     Accounts
   Financial futures             $  (3,428)   $    55,846   $         -  assets             $     3,428     payable
                                                                           Other invested                     Accounts
   Cross currency swaps              8,352         37,989         8,352  assets                       -     payable
-----------------------------------------------------------------------                     -----------
Total derivatives designated
  as hedging instruments             4,924         93,835         8,352                           3,428
-----------------------------------------------------------------------                     -----------
Derivatives not designated
  as hedging instruments:
                                                                           Other invested                     Accounts
   Financial futures               (10,799)       248,832           115  assets                  10,914     payable
                                                                           Other invested                     Accounts
   Purchased option contracts       11,737        280,733        11,737  assets                       -     payable
                                                                           Other invested                     Accounts
   Written option contracts         (8,902)         2,808             -  assets                   8,902     payable
-----------------------------------------------------------------------                     -----------
Total derivatives not designated
  as hedging instruments            (7,964)       532,373        11,852                          19,816
-----------------------------------------------------------------------                     -----------

Total derivative financial
    instruments                  $  (3,040)   $   626,208   $    20,204                     $    23,244
=======================================================================                     ===========

Futures Contracts: Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges. The Company assesses the effectiveness of foreign currency fair value hedges based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency futures contracts were effective in 2009 and 2008. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge is calculated as the extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The Company utilizes short positions in foreign currency futures to hedge a portion of its net assets in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates and designates these futures as net investment hedges. The Company assesses the effectiveness of the foreign net investment hedges based on the changes in forward exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive loss. The amounts in accumulated other comprehensive loss will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. Based on this assessment of effectiveness, the foreign net investment hedge using short foreign currency futures contracts were effective in 2009 and 2008.

Foreign currency futures and equity futures that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in net realized investment losses.

Currency Forwards: Currency forward contracts are a commitment to purchase or deliver currency in the future at a predetermined price and time. The Company utilizes short positions in foreign currency forwards to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency forwards designated as hedging the foreign currency risk of foreign currency denominated long-term bonds are classified as foreign currency fair value hedges. The Company assesses the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and currently recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective in 2009 and 2008. If the foreign currency forwards were not deemed highly effective, the change in fair value of the foreign currency forwards would be recorded in net realized investment losses with no offset from the hedged item. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge is calculated as the extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item.

Foreign currency forwards hedging foreign currency denominated bonds that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency forwards are recorded in net realized investment losses.

Cross Currency Swaps: Under cross currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The Company designates the cross currency swaps as foreign currency cash flow hedges when the swaps are deemed highly effective. The changes in fair value of the cross currency swaps attributable to the hedged risk is recorded in accumulated other comprehensive loss to an extent it is effective. The amounts in accumulated other comprehensive loss will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. If the cross currency swaps were not deemed highly effective, the change in fair value of the cross currency swaps would be recorded in net realized investment losses. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective in 2009 and 2008.

Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

is exchanged at the outset of the contract and no principal payments are made by either party. The interest rate swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date.

The Company enters into certain interest rate swaps designated as cash flow hedges. The Company assesses the effectiveness of cash flow hedges based on a comparison of the change in fair value of the actual swap to the change in fair value of a "perfect" hypothetical swap which has terms that identically match the critical terms of the hedged items. Based on this assessment of effectiveness, the cash flow hedges were highly effective in 2009 and 2008. Accordingly, the fair value of the actual swap was recorded at fair value on the balance sheet and accumulated other comprehensive loss was adjusted to the lesser of the actual swap fair value or the hypothetical swap's fair value. If the amount in accumulated other comprehensive loss was limited to the hypothetical swap's fair value, the difference was recorded in net realized investment losses. The amounts in accumulated other comprehensive loss will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment losses with no offset from the hedged items. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment losses.

The Company enters into certain interest rate swaps designated as fair value hedges. The Company assesses the effectiveness of fair value hedges based on the changes in fair value attributable to changes in the benchmark interest rate. Based on this assessment of effectiveness, the fair value hedges were highly effective in 2009 and 2008. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment losses with no offset from the hedged item. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment losses.

Options: Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

The Company also purchases over-the-counter call options to mitigate the risk of returns offered to policyholders who purchase equity indexed annuities. Net gains (losses) of $8,547, ($13,823) and $459 were recorded to net realized investment losses in 2009, 2008 and 2007, respectively.

The Company issues equity-indexed annuity contracts that guarantee a return of principal to the customer and credit interest based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested in investment grade fixed income securities and is intended to cover the minimum guaranteed value due to the customer at the end of the term. A portion of the premium is used to purchase over-the-counter call options to hedge the potential growth in interest credited to the customer as a direct result of the increases in the related indices.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding embedded derivatives and the offset of the hedged item in an effective hedge for the years ended December 31:

========================================================================================================================

                                                                                                              INCOME
                                                                                                             STATEMENT
                                                                  2009           2008          2007          LOCATION
------------------------------------------------------------------------------------------------------------------------
Net investment income, reclassed from
  accumulated other comprehensive income (loss):
       Cross currency swaps, cash flow hedge                  $         -    $         -   $    (2,208)   Other income
       Interest rate swaps, cash flow hedge                         1,424            317           148    Other income
-------------------------------------------------------------------------------------------------------

Total derivatives reclassed to net investment income                1,424            317        (2,060)
-------------------------------------------------------------------------------------------------------

Net realized investment gains (losses):

                                                                                                          Operating and
  Currency futures, fair value hedge                               (15,413)       13,245       (10,065)   other expenses
  Currency futures, ineffectiveness in hedge                          (250)          307          (268)   Other income
  Currency futures, net investment hedge                            17,001             -             -    Other income
  Currency futures, non-qualifying                                  (3,604)        1,271       (10,377)   Other income
  Currency forwards, non-qualifying                                      -           (14)         (171)   Other income
  Equity futures, non-qualifying                                   (79,295)      (10,736)          333    Other income

                                                                                                          Operating and
  Interest rate swaps, fair value hedge                              3,967        (1,706)       (1,927)   other expenses
  Interest rate swaps, ineffectiveness in hedge                          -          (366)         (173)   Other income
  Interest rate swaps, non-qualifying                                    -             -             -    Other income
  Options, non-qualifying                                            4,969       (13,867)          370    Other income
-------------------------------------------------------------------------------------------------------

Total net realized investment gains (losses) on derivatives        (72,625)      (11,866)      (22,278)
-------------------------------------------------------------------------------------------------------

Accumulated other comprehensive income (loss):
  Currency futures, net investment hedge                           (41,449)       44,525        (1,783)   Other income
  Cross currency swaps, cash flow hedge                             (7,762)        9,843        (3,896)   Other income
  Interest rate swaps, cash flow hedge                                   -         5,408         1,571    Other income
-------------------------------------------------------------------------------------------------------

Total accumulated other comprehensive
  income (loss) on derivatives                                     (49,211)       59,776        (4,108)
-------------------------------------------------------------------------------------------------------

Total derivative impact                                       $   (120,412)  $    48,227   $   (28,446)
=======================================================================================================

Income (loss) on derivative activity is included in other income for all activity, except for currency futures-fair value hedge and interest rate swaps-fair value hedge which are included with operating and other expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table presents the components of accumulated other comprehensive loss, before income tax, related to cash flow hedges as of December 31:

===================================================================================================

                                                      2009               2008              2007
---------------------------------------------------------------------------------------------------
Unrealized gain (loss) on derivatives included
  in accumulated other comprehensive loss as
  of January 1                                    $    56,988       $    (2,471)       $      (423)

Gains (losses) deferred in accumulated other
   comprehensive loss on the effective portion
   of cash flow hedges                                (49,211)           59,776             (4,108)
Amounts reclassified to net investment income          (1,424)             (317)             2,060
---------------------------------------------------------------------------------------------------

Unrealized gain (loss) on derivatives included
  in accumulated other comprehensive loss as of
  December 31                                     $     6,353       $    56,988        $    (2,471)
===================================================================================================

The Company estimates that $956 will be reclassed in 2010 from accumulated other comprehensive loss to net investment income as contractual cash flows on cross currency swaps are settled and from cash flows on interest rate swaps designated as cash flow hedges that were terminated in 2009. The Company is hedging its exposure to the variability in future cash flows for a maximum of ten years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and, in the opinion of management, have little or no counterparty risk.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

EMBEDDED DERIVATIVES

The Company issues products that contain embedded derivatives including equity indexed annuities and guarantees contained in variable annuity policies. Such embedded derivatives are required to be separated from their host contracts and accounted for at fair value. The following table presents the fair value of embedded derivatives, which are reported as part of policyholder account balances in the consolidated balance sheets, as of December 31:

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Equity indexed annuities                                               $      29,048   $     20,272
Guarantees on variable annuities                                               8,442          8,851
---------------------------------------------------------------------------------------------------

Total embedded derivatives                                             $      37,490   $     29,123
===================================================================================================

The following table presents changes in fair value related to embedded derivatives for the years ended December 31:

===================================================================================================

                                                          2009             2008             2007
---------------------------------------------------------------------------------------------------
Net realized investment gains (losses)               $      8,367    $        5,424    $          -
Interest credited to policyholder account balances              -                 -           1,136
===================================================================================================

FAIR VALUE MEASUREMENT

The Company adopted FASB ASC 820 Fair Value Measurements and Disclosures ("FASB ASC 820") effective January 1, 2008. FASB ASC 820 defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and enhances disclosures about fair value measurements. FASB ASC 820 provides guidance on how to measure fair value when required under existing accounting standards.

The Company applied the provisions of FASB ASC 820 in the 2008 consolidated financial statements. The Company's adoption of FASB ASC 820 did not materially impact the fair values of its financial instruments. The Company did not apply FASB ASC 820 to nonfinancial assets and liabilities as permitted by FASB ASC 820-10- 15 and FASB ASC 820-10-50-8A.

FASB ASC 820 establishes a fair value hierarchy that prioritized the inputs to valuation techniques used to measure fair value into three broad levels. In accordance with FASB ASC 820, we have categorized our financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

   o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date (for example, U.S. Government securities and active exchange-traded equity securities).

   o Level 2: Inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

       (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means. (for example, certain corporate and municipal bonds and certain preferred stocks).

   o Level 3: Inputs are unobservable inputs reflecting the Company's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (for example, certain structured securities and privately held investments).

For purposes of applying the provisions of FASB ASC 820, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company's estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In periods of market turmoil, such as that existing at year end 2009 and 2008, the ability to observe prices and inputs may be reduced for many investments, which in turn could cause an investment to be reclassified from Level 1 to Level 2 or from Level 2 to Level 3. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The availability of observable inputs varies by investment. The availability can also be significantly affected by illiquid or disrupted markets such as the market at December 31, 2008 and, to a somewhat lesser extent, at December 31, 2009. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2009.

===================================================================================================

ASSETS, AT FAIR VALUE                      LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
---------------------------------------------------------------------------------------------------
Cash equivalents                        $    165,000   $          -   $          -   $     165,000
Debt securities:
    U.S. government and agencies             100,092          5,315              -         105,407
    States and political subdivisions              -        436,599              -         436,599
    Foreign government securities                  -         80,624              -          80,624
    Domestic corporate securities                  -      3,317,625         74,068       3,391,693
    Mortgage-backed securities:
       Residential mortgage-backed                 -        652,191        293,399         945,590
       Commercial mortgage-backed                  -        189,721         32,635         222,356
    Collateralized debt obligations                -              -         27,514          27,514
    Other structured securities                    -         96,194          5,077         101,271
    Foreign corporate securities                   -        798,479              -         798,479
---------------------------------------------------------------------------------------------------
       Total debt securities                 100,092      5,576,748        432,693       6,109,533

Equity securities                            130,303         27,159         22,904         180,366
Mortgage loans                                     -              -         50,218          50,218
Short-term investments                         3,497          4,569              -           8,066
Student loans receivable                           -              -         15,845          15,845
Derivative assets                              1,744         22,810              -          24,554
Separate account assets                            -      4,049,659              -       4,049,659
---------------------------------------------------------------------------------------------------

    Total assets                        $    400,636   $  9,680,945   $    521,660   $  10,603,241
===================================================================================================

===================================================================================================

LIABILITIES, AT FAIR VALUE                 LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
---------------------------------------------------------------------------------------------------
Derivatives embedded in
    annuity contracts                   $          -   $          -   $     37,490   $      37,490
---------------------------------------------------------------------------------------------------

    Total liabilities                   $          -   $          -   $     37,490   $      37,490
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2008.

===================================================================================================

ASSETS, AT FAIR VALUE                      LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
---------------------------------------------------------------------------------------------------
Cash equivalents                        $     69,533   $          -   $          -   $      69,533
Debt securities:
    U.S. government and agencies             375,226         82,911              -         458,137
    States and political subdivisions              -        327,685              -         327,685
    Foreign government securities                  -         99,693          1,103         100,796
    Domestic corporate securities                  -      2,029,126         76,822       2,105,948
    Mortgage-backed securities:
       Residential mortgage-backed                 -        549,078        369,621         918,699
       Commercial mortgage-backed                  -        251,248         51,729         302,977
    Collateralized debt obligations                -              -         44,591          44,591
    Other structured securities                    -         80,728          7,444          88,172
    Foreign corporate securities                   -        547,370         24,195         571,565
---------------------------------------------------------------------------------------------------
       Total debt securities                 375,226      3,967,839        575,505       4,918,570

Equity securities                            169,093          4,153         23,369         196,615
Mortgage loans                                     -              -         55,767          55,767
Short-term investments                       219,841          1,471              -         221,312
Student loans receivable                           -              -          8,159           8,159
Derivative assets                            (14,227)        11,187              -          (3,040)
Separate account assets                    3,284,611              -              -       3,284,611
---------------------------------------------------------------------------------------------------

    Total assets                        $  4,104,077   $  3,984,650   $    662,800   $   8,751,527
===================================================================================================

===================================================================================================

LIABILITIES, AT FAIR VALUE                 LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
---------------------------------------------------------------------------------------------------
Derivatives embedded in
    annuity contracts                   $          -   $          -   $     29,123   $      29,123
---------------------------------------------------------------------------------------------------

    Total liabilities                   $          -   $          -   $     29,123   $      29,123
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------
Cash equivalents: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

U.S. government and agencies: Consists of U.S. Treasury securities and debentures (non-MBS/ABS) issued by agencies of the U.S. government. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Short-term investments: Consists of U.S. Treasury securities and short-term domestic securities; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Derivative assets: Exchange traded derivatives (primarily futures and options) that are actively traded and are valued based on quoted prices for identical instruments in markets that are active. Other derivatives are reported in Level 2, as their fair value is based on inputs that are not directly observable and based on certain valuation inputs.

Separate account assets: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Level 2 Measurements
--------------------
U.S. Government and agencies: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

States and political subdivisions: Consists of municipal general obligation and revenue bonds for which pricing is determined based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and comparable trades in the municipal bond markets.

Foreign government securities: Consists primarily of Canadian and Australian sovereign and provincial debentures. Valued based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Domestic corporate securities: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Residential mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Commercial mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Non-mortgage asset-backed securities: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Foreign corporate securities: Valued based on observable inputs such as the applicable, country-specific market yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Short-term investments: Consists of U.S. Treasury securities and short-term domestic securities; valuation is based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Derivatives: Consists of derivatives such as interest-rate swaps, currency forwards, and other over the counter derivatives used for hedging purposes. Valuation inputs having a material effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets. Exchange traded derivatives are reported in Level 1.

Separate account assets: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Level 3 Measurements
--------------------
Foreign government securities: Valued based on unobservable inputs such as quoted prices for similar assets in markets that may not be active.

Domestic corporate securities: Valued based on unobservable inputs such as quoted prices from a third party for identical assets in markets that are not active and/or similar assets in markets that are active.

Residential mortgage-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Commercial mortgage-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Non-mortgage asset-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Foreign corporate securities: Valued based on unobservable inputs such as quoted prices from a third party for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - common and preferred stock, non-publicly traded: Consists of non-public securities primarily acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees' financial results, sales restrictions, or other items.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Mortgage loans: Consists of commercial mortgage loans; valuation is based on the loan interest rate compared to published rates of similar loans based on type, duration (including prepayment positions), and interest rate and by considering collateral values and credit risk of the borrower.

Student loans receivable: Valued based on discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Derivatives embedded in annuity contracts: The Company offers certain variable annuity products with guaranteed minimum benefit riders. These include guaranteed minimum withdrawal benefit ("GMWB") riders and guaranteed minimum accumulation benefit ("GMAB") riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract. Equity indexed annuities also contain an embedded derivative, the option on a stock index. Changes in fair value are reported in net realized investment losses.

The fair value for these embedded derivatives is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The Company projects cash flows from the derivatives under multiple capital market scenarios using observable risk free rates then includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These derivatives may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of the derivatives that could materially affect net income. See Embedded Derivatives within this Note for the impact to net income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table sets forth the fair values of assets classified as level 3 within the fair value hierarchy at December 31, 2009:

======================================================================================================================

                                            TOTAL REALIZED/UNREALIZED
                                             GAIN (LOSS) INCLUDED IN:
                                           ----------------------------
                                                                               NET
                              BALANCE                        OTHER          PURCHASES,                      BALANCE
                             JANUARY 1,                   COMPREHENSIVE    (SALES) AND     TRANSFER IN    DECEMBER 31,
                                2009        EARNINGS(1)      INCOME        (MATURITIES)    TO LEVEL 3        2009(2)
----------------------------------------------------------------------------------------------------------------------
Debt securities             $    575,505   $  (166,134)   $      94,550    $   (46,306)   $    (24,922)   $    432,693
Equity securities                 23,369          (484)          (3,275)         3,261              33          22,904
Mortgage loans                    55,767             -            6,562        (12,111)              -          50,218
Student loans receivable           8,159        (1,840)               -          9,526               -          15,845
----------------------------------------------------------------------------------------------------------------------
   Total assets             $    662,800   $  (168,458)   $      97,837    $   (45,630)   $    (24,889)   $    521,660
======================================================================================================================

Derivatives embedded
   in annuity contracts     $     29,123   $     8,367    $           -    $         -    $          -    $     37,490
----------------------------------------------------------------------------------------------------------------------
   Total liabilities        $     29,123   $     8,367    $           -    $         -    $          -    $     37,490
======================================================================================================================

(1) Included in earnings is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.
(2) There were no material unrealized gains (losses) for the period included in earnings attributable to the fair value relating to assets and liabilities classified as level 3 that are still held at December 31, 2009.

The following table sets forth the fair values of assets classified as level 3 within the fair value hierarchy at December 31, 2008:

======================================================================================================================

                                            TOTAL REALIZED/UNREALIZED
                                             GAIN (LOSS) INCLUDED IN:
                                           ----------------------------
                                                                               NET
                              BALANCE                        OTHER          PURCHASES,                      BALANCE
                             JANUARY 1,                   COMPREHENSIVE    (SALES) AND     TRANSFER IN    DECEMBER 31,
                                2008        EARNINGS(1)      INCOME        (MATURITIES)    TO LEVEL 3        2008(2)
----------------------------------------------------------------------------------------------------------------------
Debt securities             $    213,374   $  (198,546)   $      16,729    $   (16,092)   $     560,040   $    575,505
Equity securities                 19,404        (1,004)          (9,118)        14,087                -         23,369
Mortgage loans                         -        (3,336)               -         59,103                -         55,767
Student loans receivable               -          (530)               -          8,689                -          8,159
----------------------------------------------------------------------------------------------------------------------
     Total assets           $    232,778   $  (203,416)   $       7,611    $    65,787    $     560,040   $    662,800
======================================================================================================================

Derivatives embedded
     in annuity contracts   $     23,807   $     5,316    $           -    $         -    $           -   $     29,123
----------------------------------------------------------------------------------------------------------------------
     Total liabilities      $     23,807   $     5,316    $           -    $         -    $           -   $     29,123
======================================================================================================================

(1) Included in earnings is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.
(2) There were no material unrealized gains (losses) for the period included in earnings attributable to the fair value relating to assets and liabilities classified as level 3 that are still held at December 31, 2008.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

FAIR VALUE MEASUREMENT - NONRECURRING BASIS

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the assets and liabilities are not measured at fair value on an ongoing basis but are subject to fair value adjustments only in certain circumstances. Other than the remeasurement of the Company's equity interest in Producers AG Insurance Group, Inc. detailed in Note 16, the Company had no assets or liabilities that required a fair value adjustment as of December 31, 2009 or 2008.

FAIR VALUE OPTION AND STUDENT LOANS

The Company elected the fair value option with respect to all student loans receivable to better reflect their economics. These loans are included in other invested assets at December 31, 2009 and 2008.

The fair value and the aggregate unpaid principal balance of the Company's student loans for which the fair value option has been elected at December 31, 2009 and 2008 are as follows:

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Fair value                                                             $   16,768      $     8,343
Aggregate contractual principal amount outstanding                         19,001            8,862
---------------------------------------------------------------------------------------------------
Fair value (under) aggregate contractual
    principal amount outstanding                                       $   (2,233)     $      (519)
===================================================================================================

The fair values of the student loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. In addition the Company makes assumptions regarding the default rate, prepayment rate and market rate. Loans with similar characteristics are aggregated for purposes of the calculations. The change in the fair value of the loans is included in net realized investment losses in the accompanying consolidated statement of operations. Interest income is recorded on an accrual basis and is included in net investment income. At December 31, 2009 $1,440 of loans were in repayment status with an immaterial amount of loans past due.

SECURITIES ON DEPOSIT/ASSETS DESIGNATED

Iowa law requires that assets equal to a life insurer's legal reserve must be designated for the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2009 and 2008, bonds and notes, mortgage loans and policy loans with a carrying value of $5,960,101 and $5,133,615, respectively, were accordingly designated for Iowa. Other regulatory jurisdictions require cash and securities to be deposited for the benefit of policyholders. Pursuant to these requirements, securities with a fair value of $50,370 and $38,578 were on deposit as of December 31, 2009 and 2008, respectively.

A subsidiary of the Company entered into a one year unsecured revolving credit facility agreement with JP Morgan Chase Bank in 2009, to which the Company serves as guarantor. The Company, as guarantor, is required to comply with financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum statutory surplus. As of December 31, 2009 the Company has pledged assets of $42,535 to guarantee this agreement. See Note 12, Notes Payable, for a further description of this agreement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The Company entered into a modified coinsurance agreement in 2008. For 2009 the amount deposited was increased by $10,000 and the rate was increased by 8%. Under the terms of the coinsurance agreement the risk of loss is not sufficiently transferred to the reinsurer. Accordingly, the agreement is accounted for using the deposit method. As part of the agreement the Company is required to maintain certain assets according to guidelines contained in the agreement. These assets are managed according to guidelines contained in the agreement and provide the basis for investment income to be earned and paid to the reinsurer.

ASSET RESTRICTIONS

At December 31, 2009 and 2008, $42,845 and $41,506 of securities were held in trust, securing an agreement originally entered into by the Company's wholly-owned subsidiary, CUNA Mutual Investment Corporation, now secured by the Company, to provide, under certain circumstances, capital support to an unconsolidated subsidiary. See Note 11, Commitments and Contingencies--Capital Support Agreement, for a further description of this arrangement.

NOTE 4: INCOME TAX

CUNA Mutual and certain of its domestic subsidiaries file a consolidated life-nonlife federal income tax return. The Company has entered into a tax sharing agreement with its subsidiaries. The agreement provides for the allocation of tax expense between CUNA Mutual and its subsidiaries and is based on each subsidiary's contribution to the consolidated federal income tax liability. The agreement is substantially in accordance with Reg. Section 1.1552-1(a)(1) and1.1502-33(d)(3). The agreement departs from Reg. Section 1.1552-1(a)(1) and 1.1502-33(d)(3) in that subsidiaries which have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Income tax expense (benefit) attributable to income (loss) from continuing operations for the years ended December 31 is as follows:

===================================================================================================

                                                     2009               2008               2007
---------------------------------------------------------------------------------------------------
Current tax expense (benefit)                    $   (84,499)      $    (5,792)        $    74,247
Deferred tax expense (benefit)                        44,512           (83,564)            (37,927)
---------------------------------------------------------------------------------------------------

Total income tax expense (benefit)               $   (39,987)      $   (89,356)        $    36,320
===================================================================================================

The income tax effects of discontinued operations are shown in Note 15.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Income tax expense (benefit) differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income (loss) from continuing operations before income taxes, equity in income (loss) of unconsolidated affiliates and net income (loss) attributable to noncontrolling interests due to the items listed in the following reconciliation:

===================================================================================================

                                                     2009               2008               2007
---------------------------------------------------------------------------------------------------
Tax expense (benefit) computed at federal
  corporate tax rate                             $  (39,162)       $    (85,516)       $    54,773
Tax-exempt investment income                         (4,718)             (4,511)            (3,869)
Settlement of prior year taxes                       (3,115)                343             (9,623)
Dividends-received deduction                         (3,461)             (2,761)            (4,972)
Meals and entertainment                                 553                 986                869
Valuation allowance                                  11,600                   -                  -
Rate differential on dividends
  received from foreign affiliates                        -                 637                  -
Foreign operations                                       11               (396)             (1,318)
Other, net                                           (1,695)              1,862                460
---------------------------------------------------------------------------------------------------

Total income tax expense (benefit) on
     continuing operations                       $  (39,987)       $   (89,356)        $    36,320
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31, 2009 and 2008 are as follows:

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Deferred tax assets:
     Policy liabilities and reserves                                   $   137,102     $   116,167
     Pension and other employee benefits                                    78,448          86,518
     Investments                                                            91,091         136,960
     Unearned revenue                                                       46,580          49,292
     Loss reserve discounting                                               12,534          11,951
     Accrued expenses                                                       29,279          32,445
     Dividends payable to policyholders                                     12,790          12,517
     Foreign currency translation                                           14,302           7,201
     Loss carryforwards                                                     14,959          25,469
     Unrealized investment losses                                           94,740         252,085
     Other                                                                  11,626           5,132
---------------------------------------------------------------------------------------------------

Gross deferred tax assets                                                  543,451         735,737
---------------------------------------------------------------------------------------------------

     Less: valuation allowance                                                   -          13,000
---------------------------------------------------------------------------------------------------

Net deferred tax assets                                                    543,451         722,737
---------------------------------------------------------------------------------------------------

Deferred tax liabilities:
     Deferred policy acquisition costs                                     148,987         145,825
     Deferred and uncollected premium                                        9,000           7,789
     Fixed assets and real estate                                            5,403           3,375
     Intangible assets                                                      19,243          15,450
     Undistributed net income of unconsolidated affiliates                  29,602          31,500
     Other                                                                   8,785           8,391
---------------------------------------------------------------------------------------------------

Gross deferred tax liabilities                                             221,020         212,330
---------------------------------------------------------------------------------------------------

Deferred tax asset, net                                                $   322,431     $   510,407
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The Company determines the need for a valuation allowance for recorded gross deferred income tax assets. All available evidence, both positive and negative, is considered in making this evaluation. Sources of taxable income available under the tax law to realize these deferred tax assets, which represent a combination of tax benefits associated with temporary differences and carryforwards, include (1) future reversals of existing taxable temporary differences, (2) future taxable income exclusive of reversing temporary differences and carryforwards, (3) taxable income in prior carryback years, and
(4) tax planning strategies. To qualify as a source of taxable income, tax planning strategies must, among meeting other tests, be prudent and feasible.

Forming a conclusion with respect to valuation allowances can be difficult in certain circumstances, including situations where there are significant deferred tax assets related to realized and unrealized capital losses, the benefit of which requires the realization of future capital gain taxable income during a carryforward period that is limited by tax law. These determinations are ultimately judgments based on an evaluation of the best facts available at the time. The ultimate outcome could vary from the amounts recorded.

The Company considered the need for a valuation allowance with respect to its gross deferred tax assets, including deferred tax assets, aggregating $259,000 and $434,000, that relate to realized and unrealized capital losses recorded in the determination of income and other comprehensive income for financial statement purposes as of December 31, 2009 and 2008, respectively. Included in the $259,000 and $434,000 is approximately $134,000 and $280,000, respectively, related to fixed income securities with unrealized losses, for which a valuation allowance is not required as management has the intent and ability to hold these securities to recovery. Based on the Company's evaluation of both the positive and negative evidence and certain identified tax planning strategies, the Company recorded a valuation allowance of $13,000 at December 31, 2008, all of which related to investment capital losses, and had no valuation allowance at December 31, 2009. The realization of further investment capital losses in 2010 could generate additional deferred tax assets. Those deferred tax assets, along with the remaining deferred tax assets from December 31, 2009, would be subjected to subsequent determinations of the need for a valuation allowance. The outcome of such future determinations would necessarily be based on the facts and circumstances at that time and cannot be predicted with certainty.

Income tax expense includes $11,600 attributable to an increase in the valuation allowance relating to the deferred tax assets on investment capital losses recorded in the first quarter of 2009. This valuation allowance was released in connection with the implementation of the amendments to FASB ASC 320 on April 1, 2009; however, the release was recorded as an increase to retained earnings and therefore did not reverse the amount recorded in income tax expense on a year-to-date basis. The release of the valuation allowance is related to the reversal of previously recorded other-than-temporary impairments that would not have been recorded under new guidance. Management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized based on the Company's assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

As of December 31, 2009 and 2008, the Company had federal capital loss carryforwards of approximately $27,000 and $57,000, respectively; the related tax benefits are $9,000 and $20,000. These carryforwards expire in 2012 and 2013. As of December 31, 2009 and 2008, the Company had federal operating loss carryforwards of approximately $13,000 and $13,000, respectively; the related tax benefits are approximately $5,000 and $5,000. These carryforwards expire in years 2024 through 2026.

The Company generally does not provide U.S. deferred income taxes or foreign withholding taxes on undistributed earnings from foreign affiliates since the earnings are intended to be reinvested indefinitely. It is not practical to estimate the amount of additional taxes that might be payable on such undistributed earnings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Balance at January 1                                                   $   62,449      $    55,981
  Additions (reductions) based on tax positions related to the
    current year                                                           (2,390)           4,526
  Additions for prior years' tax positions                                  3,343            7,303
  Reductions for prior years' tax positions                                (4,123)            (631)
  Reductions for settlements                                                    -           (4,657)
  Reductions for expiration of statutes                                      (793)             (73)
---------------------------------------------------------------------------------------------------

Balance at December 31                                                 $   58,486      $    62,449
===================================================================================================

Included in the balance of unrecognized tax benefits at December 31, 2009 and 2008 are $33,250 and $35,500, respectively, of unrecognized tax benefits that, if recognized would affect the effective income tax rate in future periods. The statute of limitations relating to certain tax years may close in 2010. Management does not anticipate that the closing of any statute of limitation will result in a material change in its uncertain tax benefits.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as part of the income tax provision. During the years ended December 31, 2009 and 2008, the Company recognized approximately ($2,448) and $3,273 in interest and penalties. The Company had accrued $24,497 and $26,944 for the payment of interest and penalties at December 31, 2009 and 2008, respectively.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before December 31, 2005 for CUNA Mutual and subsidiaries and December 31, 2005 for CUNA Mutual Life Insurance Company ("CMLIC") and subsidiaries. However, the statutes remain open for years ended after December 31, 1997 for CMLIC and subsidiaries. CUNA Mutual and CMLIC merged on December 31, 2007. For tax purposes the merger was effective January 1, 2008.

NOTE 5: RELATED PARTY TRANSACTIONS

In the normal course of business, there are various transactions between the Company and other related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies.

In 2006, the Company began offering through a program called the CMG Employee Co-Investment Fund ("Co-Investment plan") the ability for selected senior leaders to participate in a program to invest their personal funds in limited partnerships in which the Company had invested in. This participation came in the form of a percentage share of the underlying investment pool of all of the Company's limited partnership investments. In July 2008, the Company bought out the employee participants in the Co-Investment plan due to the increasing complexity of the program from an administrative and tax perspective for both the Company and the participants. The participants received their net capital contributions through their last statement date of March 31, 2008 and calculated interest on those contributions from inception of their investment through the buyout date. The total distributed to the participants was $2,300, including $189 of interest.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 6: REINSURANCE

The Company enters into reinsurance agreements to reduce overall risk, including exposure to large losses and catastrophic events. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also assumes insurance risk that was directly written by other insurance entities.

The effects of reinsurance on premiums and on claims, benefits, and losses incurred for the years ended December 31 are as follows:

=====================================================================================================================

                                         2009                          2008                          2007
---------------------------------------------------------------------------------------------------------------------
                                 LIFE &       PROPERTY &       LIFE &       PROPERTY &       LIFE &       PROPERTY &
                                HEALTH         CASUALTY       HEALTH         CASUALTY       HEALTH         CASUALTY
                               INSURANCE      INSURANCE      INSURANCE      INSURANCE      INSURANCE      INSURANCE
---------------------------------------------------------------------------------------------------------------------
Premiums:
    Direct                   $  1,226,295    $   609,328    $ 1,207,757    $   541,059    $ 1,187,323    $   494,765
    Assumed from ProAg(1)               -        230,708              -        248,309              -        127,830

    Assumed from
        non-affiliates              3,842        123,762          1,430        160,623          2,137        125,342
    Ceded to ProAg(1)                   -        (65,931)             -        (66,857)             -        (32,970)
    Ceded to non-affiliates       (18,687)       (45,228)       (20,599)       (16,509)       (17,399)       (19,432)
---------------------------------------------------------------------------------------------------------------------

Net premiums                 $  1,211,450    $   852,639    $ 1,188,588    $   866,625    $ 1,172,061    $   695,535
=====================================================================================================================
Claims, benefits and
losses incurred:
    Direct                   $    782,694    $   418,313    $   736,004    $   290,645    $   733,471    $   281,400
    Assumed from ProAg(1)               -        228,681              -        203,466              -         93,418
    Assumed from
        non-affiliates              1,063         93,942            758        127,712         (1,280)        80,730
    Ceded to ProAg(1)                   -        (62,309)             -        (49,828)             -        (30,751)
    Ceded to non-affiliates       (14,017)       (34,311)       (16,104)        (8,668)       (17,416)       (14,106)
---------------------------------------------------------------------------------------------------------------------

Net claims, benefits and
losses                       $    769,740    $   644,316    $   720,658    $   563,327    $   714,775    $   410,691
=====================================================================================================================

(1) Through October 30, 2009, date ProAg became a 100%-owned subsidiary (see
Note 16).

The balance of reinsurance recoverables at December 31, 2009 and 2008 was $273,573 and $119,477, respectively. These balances are subject to uncertainties similar to the estimates of the gross reserves for claims and policy benefits and loss and loss adjustment expenses. The collection of the balances is also subject to risks. The Company evaluates the risks to collection of these balances in determining the need to establish an allowance for uncollectible reinsurance. In making this determination, the Company considers, among other factors, the credit rating of the reinsurers, its past collection experience, the aging of balances, and any known credit concerns or disputes over contract interpretations. The Company has recoverables of $212,942 from three non-affiliated reinsurers at December 31, 2009 and $45,397 from a non-affiliated reinsurer at December 31, 2008. The Company believes there is no significant risk of loss related to these recoverables. Based on the Company's

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

evaluation an immaterial allowance was established at December 31, 2009; no allowance for uncollectible reinsurance was recorded at December 31, 2008.

NOTE 7: DEFERRED POLICY ACQUISITION COSTS

A summary of the policy acquisition costs deferred and amortized at and for the year ended December 31, 2009 and 2008 is shown in the following table:

==============================================================================================================

                                                                2009                         2008
--------------------------------------------------------------------------------------------------------------

                                                       LIFE AND      PROPERTY AND    LIFE AND     PROPERTY AND
                                                        HEALTH        CASUALTY        HEALTH       CASUALTY
                                                       INSURANCE      INSURANCE      INSURANCE     INSURANCE
--------------------------------------------------------------------------------------------------------------
Balance at beginning of year                         $     636,356   $     23,010   $   557,341   $    25,801
  Policy acquisition costs deferred                        272,630         73,031       268,724        67,195
  Policy acquisition costs amortized
    and adjustments for changes in
    life and health gross profit assumptions              (267,142)       (67,721)     (258,217)      (69,075)
  Effect of change in net unrealized gains (losses)
    on securities available for sale                       (75,826)             -        69,084             -
  Impact of foreign exchange                                   647          1,018          (576)         (911)
--------------------------------------------------------------------------------------------------------------

Balance at end of year                               $     566,665   $     29,338   $   636,356   $    23,010
==============================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 8: LIABILITY FOR CLAIM RESERVES

The following table presents activity relating to unpaid claim and claim adjustment expense reserves for property and casualty and certain accident and health insurance policies:

==============================================================================================================

                                                        2009                                 2008
--------------------------------------------------------------------------------------------------------------
                                           ACCIDENT AND      PROPERTY AND       ACCIDENT AND      PROPERTY AND
                                              HEALTH           CASUALTY            HEALTH           CASUALTY
                                             INSURANCE         INSURANCE          INSURANCE         INSURANCE
--------------------------------------------------------------------------------------------------------------
Balance as of January 1                    $    399,178      $    432,945      $     425,032      $   380,653
  Less experience refunds liability              50,664             5,241             51,648            3,862
  Less reinsurance recoverables                   6,277            47,662              5,805           23,613
--------------------------------------------------------------------------------------------------------------
Net balance as of January 1                     342,237           380,042            367,579          353,178
--------------------------------------------------------------------------------------------------------------
Incurred, net of reinsurance
   recoverable, related to:
     Current year                               234,990           610,881            236,681          624,678
     Prior years                                  9,124            29,857           (26,936)          (61,352)
--------------------------------------------------------------------------------------------------------------
Total incurred                                  244,114           640,738            209,745          563,326
--------------------------------------------------------------------------------------------------------------
Paid, net of reinsurance
   recoverable related to:
     Current year                                79,682           360,079             82,406          362,931
     Prior years                                155,499           277,384            152,681          173,531
--------------------------------------------------------------------------------------------------------------
Total paid                                      235,181           637,463            235,087          536,462
--------------------------------------------------------------------------------------------------------------
Net balance at December 31                      351,170           383,317            342,237          380,042
  Plus experience refunds liability              36,474             6,375             50,664            5,241
  Plus reinsurance recoverables                   6,330            64,015              6,277           47,662
--------------------------------------------------------------------------------------------------------------
Balance at December 31                     $    393,974      $    453,707      $     399,178      $   432,945
==============================================================================================================

The liability for claim reserves from prior years increased by $9,124 in 2009 and decreased by $26,936 in 2008 for accident and health products. For property and casualty products, the increase was $29,857 in 2009 and the decrease was $61,352 in 2008.

For accident and health products, the 2009 increase in prior years incurred losses primarily relates to an increase in the reporting period for credit disability coverages. For accident and health products, the 2008 decrease in claim reserves was driven by better experience in both group and credit disability products.

For property and casualty products, the 2009 increase in prior years incurred losses primarily relates to adverse development of December 31, 2008 crop reserves. For property and casualty products, the significant decrease in 2008 relates to improvements from losses associated with fraudulent use of credit and debit cards issued by credit unions, which were in part covered by fidelity bond insurance issued by the Company. Smaller favorable development in certain other property and casualty lines was offset by adverse experience in workers compensation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 9: BENEFIT PLANS

The Company has noncontributory defined benefit pension plans covering substantially all full time employees other than employees of CPI Qualified Plan Consultants, Inc. or Producers AG Insurance Group, Inc., both 100% owned subsidiaries of the Company. Certain employees and directors are also eligible for non-qualified defined benefit plans. Retirement benefits are provided using either a traditional or cash balance formula. The traditional formula provides benefits based on compensation and years of service. The cash balance formula utilizes notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits for each account balance. The cash balance formula applies to employees hired after December 31, 2001 for employees not covered under a collective bargaining agreement and September 1, 2005 for employees covered under a collective bargaining agreement and the majority of the benefit obligations relate to the traditional formula. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. At December 31, 2009 $191,558 of the benefit plan assets shown in the table below are invested in the Ultra Series Fund, a family of mutual funds which is managed by an alliance that the Company is party to. (See Note 18.) At December 31, 2008, $231,772, of the benefit plan assets shown in the table below are invested in the Ultra Series Fund, which was then managed by a wholly-owned subsidiary of the Company.

The Company's Board adopted an amendment to freeze the traditional formula portion of the pension plan for non-represented employees, effective August 1, 2009. Employees will retain the benefits they have accrued under the grandfathered plans as of the date of the freeze, however, no additional benefits will be accrued under the traditional formula. The effect of this amendment was a $57,578 decrease in the projected benefit obligation. CUNA Mutual will continue to fund benefits for these employees under the cash balance formula.

The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. Effective December 31, 2008 retiree health benefits were eliminated for all non represented employees and those represented employees who had retired prior to June 1, 2005. As discussed in greater detail below, the effect of eliminating these benefits was a pre-tax increase to 2008 income of $121,823.

The measurement date for all benefit plans is December 31.

Amounts recognized in accumulated other comprehensive income as of December 31, 2009 and 2008 are as follows:

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Net prior service costs                                                $   (21,987)    $    (1,982)
Net actuarial loss                                                         172,747         174,275
---------------------------------------------------------------------------------------------------
Total recognized in accumulated other comprehensive loss, before tax       150,760         172,293
Tax expense                                                                 52,042          59,525
---------------------------------------------------------------------------------------------------

Total recognized in accumulated other comprehensive loss, net of tax   $    98,718     $   112,768
===================================================================================================

The estimated net actuarial loss and prior service cost for the postretirement benefit plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2010 are $10,690 and ($2,438), respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table summarizes information about the plans at December 31:

===================================================================================================

                                         PENSION BENEFITS           OTHER POSTRETIREMENT BENEFITS
                                     2009               2008             2009            2008
---------------------------------------------------------------------------------------------------
Fair value of plan assets        $    471,171       $    389,424    $      7,157    $       6,625
Benefit obligation                   (616,456)          (588,913)        (42,113)         (37,113)
---------------------------------------------------------------------------------------------------

Net liability recognized in the
    consolidated balance sheet   $   (145,285)      $   (199,489)   $    (34,956)   $     (30,488)
===================================================================================================

The accumulated benefit obligations for the Company's defined benefit pension plans were $573,710 and $522,660 at December 31, 2009 and 2008, respectively.

The following table provides information for the plans for the years ended December 31:

===================================================================================================

                                       PENSION BENEFITS                   OTHER BENEFITS
                                2009       2008         2007        2009       2008         2007
---------------------------------------------------------------------------------------------------
Pension benefits:
  Employer contributions      $  57,374   $   3,402   $   8,040   $  1,371   $   7,520   $   6,025
  Benefit payments               34,589      37,375      41,919      1,371       7,520       6,025
  Net periodic benefit cost      31,428      11,014      19,518        998      10,963       9,413
  Settlement gain                     -           -           -          -      75,101           -
  Curtailment gain                1,629           -           -        247      46,722       6,573
===================================================================================================

The pension benefit costs for 2009 include recognition of a curtailment gain of $1,629. The postretirement benefit costs for 2009 include recognition of a curtailment gain of $247. These curtailment gains include the result of workforce reductions.

The postretirement benefit costs for 2008 include recognition of a curtailment gain of $46,722. This curtailment gain is the result of the suspension of the Company's retiree health benefits for employees not represented under a collective bargaining agreement, effective December 31, 2008. Subsequently, retiree health benefits were eliminated for those non-represented employees and retirees as well as represented employees who retired prior to June 1, 2005. This resulted in a settlement gain of $75,101 recorded as a reduction to 2008 operating expenses in the consolidated 2008 statement of operations.

The postretirement benefit costs for 2007 include recognition of a curtailment gain of $6,573. This curtailment gain is the result of the termination of a significant number of employees covered under the plan as the result of the Company's outsourcing effort that began in 2005. Termination dates for the impacted employees ended in 2007, which triggered the recognition of the curtailment gain.

The 2007 curtailment was net of $3,329, which is the amount the Company recognized for the implementation of a change in its method of accounting for defined pensions an other postretirement plans. This reduction was for

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

the elimination of prior service costs related to the curtailment that were recognized as a part of the curtailment gain in postretirement benefit costs.

In the table below, information is presented as of December 31 for those pension plans for which the accumulated benefit obligation exceeds the fair value of plan assets.

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Projected benefit obligation                                           $   616,456     $   588,890
Accumulated benefit obligation                                             573,710         522,660

Fair value of plan assets:
  Debt securities                                                      $   330,377     $   245,550
  Equity securities                                                        128,226         118,439
  All other investments                                                     12,568          25,435
---------------------------------------------------------------------------------------------------

Total fair value of plan assets                                        $   471,171     $   389,424
===================================================================================================

CUNA Mutual's actuarial assumptions used to develop pension and other postretirement benefit expense for the years ended December 31 were as follows:

===================================================================================================

                                                                           2009              2008
---------------------------------------------------------------------------------------------------
Discount rate                                                              6.57%             5.20%
Expected long-term rate of return on plan assets                           7.40%             8.00%
Assumed rate of compensation                                               4.12%             4.12%
===================================================================================================

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation is 10.00% reducing to 4.50% by 2078. The discount rate used in determining the accumulated postretirement benefit obligation is 6.09% and 6.8% for 2009 and 2008 respectively.

In determining the discount rate, the Company used the Citibank Above Median Pension Curve, which is represented by a series of annualized individual discount rates from six months to thirty years. The curve is constructed from the above median option adjusted spreads of AA corporate bonds. The specific curve is constructed by grouping bonds into five maturity zones (1-3yr, 3-7yr, 7-15yr, 15-25yr, and 25yr+) and taking the average spread by maturity zone and using linear interpolation to determine specific rates per period. In determining the expected long-term rate of return on plan assets, the Company used the current investment allocation applied to a long-term historical indexed rate of return for these asset classes.

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 introduced a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The effects of the subsidy are reflected in the measurement of the net periodic postretirement benefit costs. The effect of the subsidy for 2009 was a reduction of the postretirement benefit cost of $478 including $181 related to service cost, $296 related to interest cost and no costs related to recognized net actuarial gain/loss. Comparable figures for 2008 were a reduction of the postretirement benefit cost of $2,388 including $938 related to service cost, $1,266 related to interest cost and $184 related to recognized net actuarial gain/loss. The subsidy reduced the 2009 accumulated postretirement benefit obligation by $4,767 compared to $4,500 in 2008. Subsidies received in 2009 and 2008 amounted to $21 and $489, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Estimated future benefit payments for the years ended December 31 are as follows:

===================================================================================================

                                                         OTHER           OTHER             OTHER
                                                        BENEFITS        BENEFITS          BENEFITS
                                        PENSION          BEFORE         MEDICARE           AFTER
                                        BENEFITS        SUBSIDY         SUBSIDY           SUBSIDY
---------------------------------------------------------------------------------------------------
Estimated future benefit payments
   2010                               $    33,921     $     1,345      $       24       $     1,321
   2011                                    35,219           1,570              34             1,537
   2012                                    36,430           1,791              47             1,745
   2013                                    37,580           2,055              61             1,994
   2014                                    39,234           2,379              77             2,302
   2015-2019                              222,207          17,220             798            16,422
===================================================================================================

We anticipate making a minimum contribution of $10,000 in 2010 with future amounts to be determined based on future asset performance and liabilities. For other benefits, the employer contribution will be equivalent to the estimated 2010 benefits.

The Company's overall investment strategy is to achieve a mix of approximately 70 percent debt related exposure and 30 percent equity exposure. Equity securities primarily include investments in large-cap and mid-cap funds primarily located in the United States. Debt related securities primarily include investment grade corporate bond funds. The Company limits its concentrations of risk by diversifying its plan assets through investment in funds rather than individual holdings. The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate risk.

The Company directly ties market performance into the key pension assumption related to discount rate. Overall investment strategy is intended to match market asset movements with discount rate related liability changes as closely as possible. This strategy is intended to limit the range of contributions needed by the Company to maintain the plan at minimum funding levels.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

CUNA Mutual's pension plan asset allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

===================================================================================================

                                                                                      2009 TARGET
                                                  2009                2008             ALLOCATION
---------------------------------------------------------------------------------------------------
Asset category
    Equity securities                              27.4%               30.7%              30.0%
    Debt securities                                70.1                63.0               70.0
    Other investments                               2.5                 6.3                  -
---------------------------------------------------------------------------------------------------

    Total                                         100.0%             100.0%              100.0%
===================================================================================================

The fair value of the Company's plan assets by asset category at December 31, 2009 are presented in the following table.

===================================================================================================

PLAN ASSETS, AT FAIR VALUE               LEVEL 1         LEVEL 2        OTHER             TOTAL
---------------------------------------------------------------------------------------------------
Debt securities                       $    193,257    $   137,120    $         -      $    330,377
Equity securities                           80,780         47,446              -           128,226
---------------------------------------------------------------------------------------------------
   Total plan assets at fair value         274,037        184,566              -           458,603

Other assets                                     -              -         12,568            12,568
---------------------------------------------------------------------------------------------------
   Total plan assets                  $    274,037    $   184,566    $    12,568      $    471,171
===================================================================================================

A summary of valuation techniques for classes of pension plan and other benefit assets by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------
Debt securities: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Level 2 Measurements
--------------------
Debt securities: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Other assets: Consists primarily of cash and dividends receivable.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

CUNA Mutual invests the pension plans' assets with the goal of meeting short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to approximate target with a small tolerance to changes in overall portfolio risk. Derivatives may be used to maintain the target allocation.

The expected rates of return and variance for each asset class are derived using statistical techniques based on long-term historical data. Returns and correlations are adjusted slightly to reflect trends and portfolio manager expectations.

OTHER POST EMPLOYMENT BENEFITS

The Company has a plan to provide severance pay and continuation of certain life and health benefits to qualifying inactive or former employees during the severance period. The Company also provides certain life and health benefits to employees in disability status. The liability for these other post employment benefits was $11,804 and $6,235 at December 31, 2009 and 2008, respectively.

DEFINED CONTRIBUTION PLANS

The Company sponsors thrift and savings plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2009, 2008 and 2007 were $12,738, $13,884 and $13,058 respectively.

BENEFIT PLANS FUNDED WITH RABBI TRUSTS

The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $69,979 and $64,340 as of December 31, 2009 and 2008, respectively, and is included in accounts payable and other liabilities in the consolidated balance sheets. These plans have been partially funded with assets in Rabbi trusts. Assets placed in trust also include amounts deposited to fund certain qualified defined benefit plans which are excluded from the determination of the accrued liability. The total amounts held in the Rabbi trusts were $58,621 and $55,105 at December 31, 2009 and 2008, respectively. These assets represent investments in mutual funds carried at fair value and are included with other equity securities in the consolidated balance sheets. Assets in such trusts are held for the benefit of the plan beneficiaries but remain the property of the Company.

NOTE 10: STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

The Company and its insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders' surplus and the payment of dividends. Generally, ordinary dividends, including those to the parent, must meet notice requirements promulgated by the regulator of the subsidiary's state of domicile ("Insurance Department"). Extraordinary dividends, as defined by state statutes, must be approved by the Insurance Department. The Company has three wholly-owned subsidiaries that are subject to statutory dividend restrictions. CUMIS Insurance Society, Inc., CUMIS Specialty Insurance Company, Inc. and MEMBERS Life Insurance Company ("MEMBERS") have dividend restrictions at December 31, 2009 of $39,873, $4,164 and $4,531, respectively. MEMBERS, through its parent company, paid the Company $15,000 in return of capital in 2008; this return of capital was eliminated in consolidation. The Company has two wholly-owned subsidiaries subject to statutory dividend restrictions in Texas. At December 31, 2009, Producers Agriculture Insurance Company has a restriction of $4,962 and Producers Lloyds Insurance Company has a restriction of $561.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Risk-based capital requirements promulgated by the National Association of Insurance Commissioners require U.S. insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2009, the Company and its insurance affiliates' adjusted surplus exceeded the minimum requirements.

CUNA Mutual and its insurance company affiliates file statutory-basis financial statements with insurance regulatory authorities. The Insurance Department has allowed CUNA Mutual to use certain accounting practices which differ from prescribed statutory accounting practices (permitted practices). These permitted practices relate to the amount of admitted deferred tax assets (2008 only), the carrying value of mortgage insurance affiliates and the method of recognizing certain group life, credit life, and credit disability premiums. The use of these permitted practices increased reported statutory surplus by $65,850 as of December 31, 2009 and $162,628 as of December 31, 2008.

Unaudited statutory-basis net income (loss) of CUNA Mutual was $281,644, ($37,828) and $10,605 for the years ended December 31, 2009, 2008 and 2007, respectively. Unaudited statutory-basis surplus was $1,201,075 and $985,178 at December 31, 2009 and 2008, respectively.

NOTE 11: COMMITMENTS AND CONTINGENCIES

INVESTMENT COMMITMENTS

The Company has the following investment commitments outstanding at December 31:

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Limited partnerships:
     Energy funds                                                      $    19,242     $    25,862
     Mezzanine                                                              83,689          87,719
     Private equity                                                         73,794          77,956
     Real estate                                                            43,320          52,819
     Other                                                                       -          16,273
Mortgage loans                                                              10,315               -
Student loan receivables                                                     2,527           2,324
Private placement debt                                                      24,000               -
Bank loans                                                                       -           2,945
===================================================================================================

Limited partnership commitments generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Mortgage loan commitments are agreements to fund commercial mortgages after year end for loans approved prior to year end.

Student loan commitments represent additional loan purchases after year end related to disbursements to borrowers on loans approved prior to year end.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Private placement debt commitments are contracts signed prior to year end to purchase debt securities after year end.

Bank loan commitments represent commitments to acquire loans from banks at a specified future date.

ACQUISITION

In connection with the Company's acquisition of Producers AG Insurance Group, Inc. ("ProAg"), the Company has a contingent consideration arrangement which may require the Company to pay (or receive from) the former owners of ProAg additional amounts based on formulas defined in the purchase agreement. See Note 16 for a detailed description of this contingency.

LEASES

The Company contracts for long-term leases for office space, autos, and equipment, most of which are classified as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

The Company accounts for certain lease agreements, substantially all for computer equipment, as capital leases; these capital lease obligations totaled $5,949 and $2,327 at December 31, 2009 and 2008, respectively. These obligations are included in office properties, equipment and computer software and accounts payable and other liabilities in the Company's consolidated balance sheets. Amortization of capitalized assets is included in depreciation expense.

At December 31, 2009, the Company was committed under non-cancelable operating and capital leases with minimum rentals of approximately $23,555 of which $6,021 is due in 2010, $3,900 in 2011, $2,745 in 2012, $1,637 in 2013, and $9,253 in
2014 and thereafter. Rental expense included in the Company's results of operations amounted to $10,974, $16,063 and $14,762 in 2009, 2008 and 2007,
respectively.

INSURANCE GUARANTY FUNDS

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2009 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $2,975 and $3,760 at December 31, 2009 and 2008, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $2,122 and $2,582 at December 31, 2009 and 2008, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

CAPITAL SUPPORT AGREEMENT

Prior to 2009 CUNA Mutual Investment Corporation ("CMIC"), a wholly-owned subsidiary of the Company, owned 50% of CMG Mortgage Insurance Company ("CMG"), a Wisconsin company which sells residential mortgage guaranty insurance. The other 50% of CMG is owned by PMI Mortgage Insurance Company ("PMI"), an unaffiliated company. In 2009 CMIC, through a stock dividend, transferred ownership to CUNA Mutual which now owns the 50% of CMG. In 2008, PMI and CMIC executed a capital support agreement whereby the parties agreed to contribute up to $37,650 each, subject to certain limitations, so as to maintain the statutory risk-to-capital ratio of CMG at or below 19 to 1. The period of the agreement is three years, but may be terminated earlier if certain conditions are met. This agreement was also transferred to CUNA Mutual. At December 31, 2009, the statutory risk-to-capital ratio for CMG was 17 to 1. The carrying value of securities owned by the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Company and held in a trust pursuant to this agreement, was $42,845 and $41,506 as of December 31, 2009 and 2008, respectively. In the event that CUNA Mutual needs funds to meet the terms of the agreement, it may draw from this trust.

LEGAL MATTERS

Various legal and regulatory actions, including state market conduct exams, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated financial statements of the Company.

NOTE 12: NOTES PAYABLE

CUNA Mutual entered into a $255,000 three year unsecured revolving credit facility agreement with JP Morgan Chase Bank in 2008. A facility fee of .08% per year on the committed principal is assessed. Interest on amounts borrowed will vary based on certain benchmark interest rates. The Company is required to comply with financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum statutory surplus. At December 31, 2009 the Company was in compliance with all of these covenants. As of December 31, 2009 the Company had $50,000 outstanding from borrowings made in 2008. In 2008 the Company had borrowed $100,000 in two separate borrowings of $50,000 in September 2008 and December 2008. Interest is being accrued at the London InterBank Offered Rate ("LIBOR") plus 27 basis points and is due at maturity or quarterly, whichever is first. The rate is 3.4% for the September borrowing and 2.1% for the December borrowing. The Company is also charged a commitment fee should the total borrowing exceed 50% of the credit facility. The credit facility expires in February, 2011. In January 2010 the Company repaid the remaining $50,000 of debt related to this revolving credit facility.

A consolidated subsidiary of the Company entered into a $35,000 one year unsecured revolving credit facility agreement with JP Morgan Chase Bank in 2009, to which the Company serves as guarantor. A facility fee of .25% per year on the committed principal is assessed. The Company, as guarantor, is required to comply with financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum statutory surplus. The subsidiary is required to comply with a minimum statutory risk-based capital ratio. At December 31, 2009 the subsidiary and the Company were in compliance with all of these covenants. As of December 31, 2009 the subsidiary had borrowed $35,000. Interest is being accrued at LIBOR plus 125 basis points and is due at maturity or quarterly, whichever is first. The rate is 1.5% for this borrowing. The Company is also charged a commitment fee. The credit facility expires in November 2010.

As part of the acquisition of Producers AG Insurance Group, Inc. (see Note 16 for a detailed discussion) CUNA Mutual entered into a 5% secured promissory note for $28,933 with the former owners due March 31, 2012. Payments will be made December 31, 2010 and March 31, 2012.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The Company has additional borrowing capacity as a result of contractual arrangements with the Federal Home Loan Bank of Des Moines ("FHLB) that were entered in 2007 and evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that the Company would be entitled to borrow from the FHLB if the Company purchased FHLB common stock and provided securities as collateral for such borrowings. The amount of such permitted borrowings would be 22.5 times the Company's FHLB stock ownership, with an overall limitation based on 30% of the Company's statutory assets. Interest on borrowings during 2009 and 2008 was calculated daily at floating rates that ranged from .30% to .31% in 2009 and 2.24% to 2.63% in 2008. As of December 31, 2009 the Company owned $11,655 of FHLB common stock, but did not have any pledged securities or outstanding borrowings under these arrangements. Borrowings from the FHLB are used for short-term cash flow management and are typically settled within one month.

NOTE 13: ACCUMULATED OTHER COMPREHENSIVE LOSS

The components of accumulated other comprehensive loss are as follows:

==========================================================================================================================

                                                                                                             ACCUMULATED
                                         FOREIGN CURRENCY     UNREALIZED        MINIMUM                         OTHER
                                           TRANSLATION        INVESTMENT        PENSION      DISCONTINUED   COMPREHENSIVE
                                          GAINS (LOSSES)    GAINS (LOSSES)     LIABILITY      OPERATIONS    INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2007               $       (18,858)   $    (129,164)   $    (54,029)   $     45,202   $    (156,849)

  Foreign currency translation,
     net of tax - $3,239                           9,640                -               -         (28,236)        (18,596)
  Unrealized holding losses,
     net of tax - ($176,679)                           -         (358,577)              -         (10,743)       (369,320)
  Minimum pension liability adjustment,
     net of tax - ($31,628)                            -                -         (58,739)          2,861         (55,878)
--------------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2008                        (9,218)        (487,741)       (112,768)          9,084        (600,643)

  Foreign currency translation,
     net of tax - ($7,102)                       (10,934)               -               -         (29,182)        (40,116)
  Unrealized holding losses,
     net of tax - $171,745                             -          334,288               -          17,153         351,441
  Cumulative effect of change in
     accounting for other-than-
     temporary-impairments,
     net of tax - ($17,197)                            -          (31,938)              -               -         (31,938)
  Minimum pension liability adjustment,
     net of tax - $8,324                               -                -          14,050           2,945          16,995
--------------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2009               $       (20,152)   $    (185,391)   $    (98,718)   $          -   $    (304,261)
==========================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 14: FAIR VALUE MEASUREMENT OF OTHER FINANCIAL INSTRUMENTS

Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value of estimated cash flows or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

Certain financial instruments, investments accounted for using the equity method, and all nonfinancial instruments are excluded from the disclosure requirements.

The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

Mortgage Loans: The fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Policy Loans: The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity and policy loans are often repaid by reductions to policy benefits.

Cash, Short-term Investments, and Accrued Investment Income: The carrying amounts for these instruments approximate their fair values due to their short term nature.

Investment-Type Contracts: Investment-type contracts include group and individual annuity contracts in the general account and deposit-type contracts in the general and separate accounts. In most cases, the fair values are determined by discounting expected liability cash flows and required profit margins using the year-end swap curve plus a spread equivalent to a cost of funds for insurance companies. This methodology while theoretically valid and consistent with industry practice produces lower than expected fair values at December 31, 2009. This anomaly is mainly attributable to the large illiquidity premium embedded in the insurance company cost of funds spread used for discounting. In a few cases where liability cash flows are not available, fair value was assumed to equal statutory book value.

Notes Payable: The fair value for notes payable is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Separate Account Liabilities: Separate account liabilities represent the account value owed to the customer which is equal to the segregated assets carried at fair value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The carrying amounts and estimated fair values of the Company's financial instruments not disclosed in the section above at December 31 are as follows:

===================================================================================================

                                                2009                               2008
                                      CARRYING          ESTIMATED        CARRYING        ESTIMATED
                                       AMOUNT          FAIR VALUE         AMOUNT        FAIR VALUE
---------------------------------------------------------------------------------------------------
Financial instruments
 recorded as assets:
      Mortgage loans                $    704,826      $    698,924     $    689,038    $    693,421
      Policy loans                       104,495           104,495          104,339         104,339
      Cash                               211,281           211,281          181,738         181,738
      Accrued investment income           81,488            81,488           70,213          70,213

Financial instruments
 recorded as liabilities:
      Investment-type contracts        4,287,965         3,842,159        3,749,389       2,751,777
      Notes payable                      113,852           112,391          100,000          85,082
      Separate account liabilities     4,049,659         4,049,659        3,284,611       3,284,611
===================================================================================================

NOTE 15: DISCONTINUED OPERATIONS

The Company sold certain operations that have been accounted for in the accompanying financial statements as discontinued operations. The results of operations and the gain or loss on the sale of the discontinued operations are reported, after applicable taxes, on a one-line basis in the consolidated statements of operations. Assets and liabilities of the discontinued operations have also been presented on a one line basis in the consolidated balance sheets. Prior year consolidated balance sheets and statements of operations have been reclassified to conform to the current year presentation

The principal components of discontinued operations relate to five dispositions, including three transactions in 2009 (The CUMIS Group Ltd (a Canadian subsidiary), Lending Call Center Services, LLC and IRA Services) and two transactions from earlier years.

On September 17, 2009 the Company announced plans to sell its 87% interest in The CUMIS Group Ltd., a Canadian subsidiary. On December 31, 2009 the Company completed the transaction and recorded $163,735 in proceeds and an $114,253 after-tax gain on the sale.

On October 31, 2009 the Company sold its interest in Lending Call Center Services, LLC ("LCCS"), including certain related assets. The Company recorded $2,353 in proceeds, a receivable of $4,507 that will accrue interest and be paid over the next five years and a $3,528 after-tax gain on the sale, which is net of $364 of goodwill attributed to the sale.

On June 30, 2009 the Company sold its IRA Services division, including certain related assets. The Company recorded $33,847 in proceeds and a $20,269 after-tax gain on the sale, which is net of $1,805 of goodwill attributed to the sale.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

In 2007, the Company's then 87%-owned Canadian subsidiary sold its wholly-owned property and casualty subsidiary. The Canadian subsidiary recorded $75,260 in proceeds and a $5,091 after-tax gain on the sale.

In 1998 the Company sold a property and casualty insurance subsidiary. Under the terms of that agreement the Company was entitled to receive additional sales proceeds in the event the insurance reserves assumed by the purchaser developed favorably. Subsequent favorable development has been recorded as part of discontinued operations in 2007.

The following table displays the components of discontinued operations for 2009, 2008 and 2007.

===================================================================================================

                                                     2009               2008               2007
---------------------------------------------------------------------------------------------------
Total revenues                                   $   148,530       $   175,507         $   304,736
Total expenses                                       149,682           159,352             250,483
---------------------------------------------------------------------------------------------------
Gain (loss) from discontinued operations
   before income taxes and non-operating items        (1,152)           16,155              54,253
Equity in income (loss) of unconsolidated
   affiliates                                          1,285              (722)              1,508
Gain on disposal                                     169,214                 -              10,825
Gain from favorable loss reserve development               -                 -               2,728
Income tax expense (benefit)                          33,870            15,022              19,006
---------------------------------------------------------------------------------------------------
Net Income                                           135,477               411              50,308
Less: net income attributable to noncontroling
   interests                                               -             1,186               1,841
---------------------------------------------------------------------------------------------------

Gain (loss) from discontinued operations, net
   of tax                                        $   135,477       $      (775)        $    48,467
===================================================================================================

Included in the gain on disposal for 2009 is $3,031 of disposal costs related to the sales of The CUMIS Group Ltd., IRA Services and LCCS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Net assets of discontinued operations at December 31, 2008 are as follows:

================================================================================

                                                                      2008
--------------------------------------------------------------------------------

ASSETS
   Investments                                                    $     470,509
   Cash and cash equivalents                                             27,583
   Reinsurance recoverables                                              74,311
   Deferred policy acquisition costs                                    117,256
   Office properties, equipment and computer software                    13,370
   Deferred tax asset, net                                                6,589
   Other assets and receivables                                          31,294
   Separate account assets                                              129,499
--------------------------------------------------------------------------------
   TOTAL ASSETS                                                         870,411
--------------------------------------------------------------------------------

LIABILITIES
   Reserves and policyholder account balances                          (603,578)
   Accounts payable and other liabilities                               (68,895)
   Separate account liabilities                                        (129,499)
--------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                   (801,972)
--------------------------------------------------------------------------------

TOTAL NET ASSETS                                                  $      68,439
================================================================================

There are no significant assets or liabilities pertaining to discontinued operations as of December 31, 2009.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Summarized cash flow statement information relating to discontinued operations is as follows:

===================================================================================================

                                                     2009               2008               2007
---------------------------------------------------------------------------------------------------
Cash flows from operating activities             $    (2,664)      $   (62,176)        $   (19,191)
Cash flows from investing activities                  (6,879)           32,303              44,305
Cash flows from financing activities                 (11,227)           (1,319)             (9,023)
---------------------------------------------------------------------------------------------------
Cash provided (used) by discontinued operations      (20,770)          (31,192)             16,091

(Increase) decrease in cash included in
   net assets of discontinued operations               2,910           101,210             (96,864)
Effect of foreign exchange rate on cash
   balances of discontinued operations                (3,978)           (6,440)              5,641
---------------------------------------------------------------------------------------------------

Cash flows from discontinued operations          $   (21,838)      $    63,578         $   (75,132)
===================================================================================================

NOTE 16: ACQUISITION OF CONTROLLING AND NONCONTROLLING INTERESTS

PRODUCERS AG INSURANCE GROUP, INC.

The Company has been involved in the crop insurance business since 2007. This involvement was accomplished through reinsurance assumed from Producers AG Insurance Group, Inc. ("ProAg") (see Note 6) as well as various levels of equity ownership of ProAg. The Company's acquisition of its equity interests in ProAg are described in the paragraphs that follow.

From August 2007 to March 2008 the Company's equity interest in ProAg was 25.2%, and from March 2008 to October 30, 2009 the Company's equity interest in ProAg was 22.6%. During this period the Company accounted for ProAg on an equity basis and thereby recorded its investment at cost plus its respective equity interest in the earnings of ProAg. On October 30, 2009, the Company's wholly owned subsidiary, CMIC, purchased the remaining 77.4% of ProAg, resulting in ProAg being a wholly-owned subsidiary of the Company as of October 30, 2009. Subsequent to that date the accounts of ProAg are consolidated in the accompanying financial statements.

Under the terms of the purchase agreement for the acquisition of the remaining 77.4%, the purchase price was $42,876, which is subject to potential adjustments (contingent consideration) based on future performance of ProAg. The $42,876 was comprised of a $14,238 cash payment and the issuance of notes payable of $28,638. The contingent consideration arrangement requires the Company to pay (or receive from) the former owners of ProAg additional amounts based on formulas defined in the purchase agreement. The contingent payments, if required, would be primarily payable in 2012 and 2013, and could range from a return of purchase price of $4,000 to an additional payment of $37,000. The Company has estimated the fair value of the contingent consideration to be $1,290, resulting in a total purchase price for the 77.4% of $44,166.

The Company has accounted for its acquisition of ProAg in accordance with FASB ASC 805, Business Combinations. Accordingly the Company adjusted its carrying value of its previously acquired 22.6% equity interest to fair value at October 30, 2009. The effect of this adjustment was to increase the previously recorded value, which resulted in a pretax gain of $4,927 included in the results of operations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

In accordance with FASB ASC 805, Business Combinations the Company determined the fair values of the assets and liabilities acquired with the difference between purchase price and the fair values of the identified net assets recorded as goodwill. As a result of this process $37,490 was assigned to intangibles as follows:

   o   $3,000 Trade name (amortized 20 years on straight line basis)
   o $26,000 FCIC reinsurance agreement which the Company expects to perpetually renew these agreements and licenses at minimal cost (indefinite-lived asset and not amortized)
   o   $8,490 Goodwill (indefinite-lived asset and not amortized)

The following represents the fair values of the assets and liabilities of ProAg acquired at October 30, 2009:

===================================================================================================

                                                                                     ASSETS AND
                                                                                LIABILITIES ASSUMED
---------------------------------------------------------------------------------------------------
ASSETS
    Investments                                                                 $             5,590
    Cash and cash equivalents                                                                76,790
    Reinsurance recoverables                                                                582,481
    Premium receivable                                                                       89,373
    Office properties, equipment and computer software                                        5,720
    Income tax receivable                                                                     9,410
    Goodwill and other intangibles, net                                                      37,490
    Other assets and receivables                                                              1,050
---------------------------------------------------------------------------------------------------
      Total assets                                                                          807,904
---------------------------------------------------------------------------------------------------

LIABILITIES
    Loss and loss adjustment expense reserves - property and casualty                       145,769
    Notes payable                                                                            25,187
    Reinsurance payable                                                                     525,006
    Accounts payable and other liabilities                                                   54,846
---------------------------------------------------------------------------------------------------
      Total liabilities                                                                     750,808
---------------------------------------------------------------------------------------------------

FAIR VALUE OF PROAG AS OF OCTOBER 30, 2009                                      $            57,096
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

CPI QUALIFIED PLAN CONSULTANTS, INC.

On June 30, 2009 (the acquisition date) the Company purchased 100% of the common stock of CPI Qualified Plan Consultants, Inc. ("CPI") for cash of $34,910. CPI is a third party plan administrator which administers a variety of employee benefit plans including retirement plans, 401(k), profit-sharing, money purchase and 403(b) plans.

In accordance with FASB ASC 805, Business Combinations the Company determined the fair values of the assets and liabilities acquired with the difference between purchase price and the fair values of the identified net assets recorded as goodwill. As a result of this process $34,825 was assigned to intangibles as follows:

   o $1,154 Internally developed software (amortized over 3 years on straight line basis)
   o $11,193 Customer contracts/broker dealer relationships (amortized over 10 years)
   o   $22,478 Goodwill (indefinite-lived asset and not amortized)

The acquisition of CPI furthers the Company's growth strategy and expands the Company's diversification of products, while strengthening a product line in which it is already a recognized leader.

The following represents the fair values of the assets and liabilities of CPI acquired at June 30, 2009:

===================================================================================================

                                                                                     ASSETS AND
                                                                                LIABILITIES ASSUMED
---------------------------------------------------------------------------------------------------
ASSETS
   Office properties, equipment and computer software                           $             3,680
   Goodwill and other intangibles, net                                                       34,825
   Other assets and receivables                                                              26,161
---------------------------------------------------------------------------------------------------
     Total assets                                                                            64,666
---------------------------------------------------------------------------------------------------

LIABILITIES
   Deferred tax liability                                                                     2,909
   Accounts payable and other liabilities                                                    26,847
---------------------------------------------------------------------------------------------------
     Total liabilities                                                                       29,756
---------------------------------------------------------------------------------------------------

FAIR VALUE OF CPI AS OF JUNE 30, 2009                                           $            34,910
===================================================================================================

CU SYSTEM FUNDS

The Company increased its 37.3% ownership of CU System Funds ("CUSF") to a 51.1% ownership when an investor withdrew from the fund in 2008. CUSF is a private investment fund which purchases commercial mortgage loans and certain other secured loans originated by credit unions. Subsequent to August 1, 2008, the acquisition date, CUSF is accounted for on a consolidated basis. Included in the 2008 results of operations and the balance sheet at December 31, 2008 are the following amounts related to CUSF: net realized loss of $1,401, expenses of $468, net loss of $1,869, assets of $60,945, and liabilities of $9,569. Prior to August 2008 the Company accounted for CUSF on the equity method of accounting. Throughout 2009 the Company has continued to increase its ownership of CUSF as other investors have withdrawn from the fund. The Company currently owns 76.3% of CUSF.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

OTHER ACQUISITIONS

On June 29, 2007 (the acquisition date), CMIC purchased 100% of the common stock of CU BizSource, LLC from MEMBERS Development Company, LLC ("MDC") for $787 in cash. The Company owns a 49% interest in MDC. Operating results attributable to the Company's increased interested in CU BizSource are included in the statement of operations subsequent to the purchase date. The Company assigned $537 of the purchase price to an intangible asset for a covenant not to compete, which was recorded as an asset by the parent (CMIC) and was being amortized on a pro rata basis over five years. The Company determined that the covenant not to compete was impaired in 2008 and recorded a charge to expense of $376. In addition, goodwill of $1,060 and a note payable of $928 were acquired as part of the transaction. CU BizSource provides certification services and maintains underwriting standards for commercial loans issued by credit unions.

In December 2007 the Company bought the interests of the minority owners of Lending Call Center Services, LLC ("LCCS") for $1,095, generating goodwill of $1,057. LCCS processes loan applications and handles member service calls for credit unions and other financial institutions. LCCS was sold in 2009 as described in Note 15.

NOTE 17: MUTUAL FUND ALLIANCE

On June 30, 2009 the Company established an alliance with an investment management firm for the administration and management of its mutual funds. The Company transferred the asset management of these funds to the alliance for $10,312 in cash and established a receivable for $13,948 accruing interest and to be paid over the next three years. The Company will receive additional payments after three years should the alliance meet certain contingencies. The Company recorded a gain of $23,147 on this transaction which is included in other income in the accompanying statement of operations. The Company also receives a percentage of the advisory fees charged by the alliance.

NOTE 18: SUBSEQUENT EVENT

The Company evaluated subsequent events from December 31, 2009 through March 26, 2010, the issuance date of these financial statements. During this period, there has been no significant subsequent events that require adjustment to or disclosure in the financial statements as of December 31, 2009 or for the twelve months then ended.

--------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. All required financial statements are included in Part B of this registration statement.

(b)   Exhibits

             1.(A) Resolution of the board of directors of CUNA Mutual Insurance
                   Society establishing CUNA Mutual Variable Annuity Account ("Registrant"). Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

               (B) Certified resolution of the board of directors of CUNA Mutual
                   Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

             2.    Not Applicable.

             3.(A) Amended and Restated Distribution Agreement Between CUNA
                   Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

               (B) Amended and Restated Servicing Agreement related to the
                   Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference on initial registration statement to Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

               (C) Form of Selling and Services Agreement. Incorporated herein by reference to Form N-4 post-effective amendment no. 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

               (D) Form of Selling and Services Agreement (Variable Annuity
                   Products). Filed herewith.

               (E) Form of Selling and Services Agreement (Insurance and
                   Annuity (Fixed and Variable) Products). Filed herewith.

          4.(A)(i) Variable Annuity Contract. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

             (iii) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File no. 333-116426) with the Commission on November 15, 2005.

              (iv) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 9 to Form N-4 registration statement (File no. 333-116426) with the Commission on September 14, 2007.

               (v) Variable Annuity Contract. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (B)(i) Fixed Account Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii)          Fixed Account Endorsement. Form 2006-VAFIXED.
                            Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

             (iii)          Fixed Account Endorsement. Form No. 2006-VAFIXED.
                            Incorporated herein by reference to initial registration statement to Form N-4 registration statement (File No. 333-148426) filed with the Commission on January 2, 2008.

            (C)(i) Loan Account Endorsement. Form No. 2004-VALOAN. Incorporated
                   herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii)          Loan Account Endorsement. Form No. 2004-VALOAN.
                            Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (D)(i) Additional Income Option Endorsement. Form No. 2004-VAIO.
                   Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii)          Additional Income Option Endorsement. Form No.
                            2004-VAIO. Incorporated herein by reference on initial registration statement to Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (E)(i) 3% Annual Guarantee Death Benefit Rider. Form No.
                   2004-3AG-RV1. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii)          3% Annual Guarantee Death Benefit Rider. Form No.
                            2004-3AG-RV1. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (F)(i) Earnings Enhanced Death Benefit Rider. Form No. 2004-EE-RVI.
                   Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii)          Earnings Enhanced Death Benefit Rider. Form No.
                            2004-EE-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (G)(i) Maximum Anniversary Value Death Benefit Rider. Form No.
                   2004-MAV-RVI. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii) Maximum Anniversary Value Death Benefit Rider. Form No. 2004-MAV-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (H)(i) Change of Annuitant Endorsement. Form 2006-COA. Incorporated
                   herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii)          Change of Annuitant Endorsement. Form 2006-COA.
                            Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (I)(i) Income Payment Endorsement. Form No. 2004-IPI. Incorporated
                   herein by reference to post-effective amendment 2 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 28, 2005.

              (ii)          Income Payment Endorsement. Form No. 2004-IPI.
                            Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (J)(i) Guaranteed Minimum Withdrawal Benefit Rider. Form No.
                   2006-GMWB-RV1. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File No. 333-116426) with the Commission on November 15, 2005.

              (ii) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2006-GMWB-RV1. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

             (iii) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2007-GMWB. Incorporated herein by reference to post-effective amendment 9 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

              (iv) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2007-GMWB. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (K)(i) Guaranteed Minimum Accumulation Benefit Rider. Incorporated
                   herein by reference to post-effective amendment 3 to Form N-4 registration statement (File No. 333-116426) with the Commission on November 15, 2005.

              (ii)          Guaranteed Minimum Accumulation Benefit Rider.
                            Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

             (iii) Guaranteed Minimum Accumulation Benefit Rider. Form No. 2006-GMAB-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

              (iv) Guaranteed Minimum Accumulation Benefit Rider with 7-Year Benefit Period. Form No. 2008-GMAB-7. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

               (v) Guaranteed Minimum Accumulation Benefit Rider with 10-Year Benefit Period. Form No. 2008-GMAB-10. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

              (vi) Guaranteed Minimum Accumulation Benefit Rider with 10-Year Benefit Period. Form No. 2010-GMAB-10. Filed herewith.

            (L)(i) Spouse Beneficiary Death Benefit Rider. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

              (ii)          Spouse Beneficiary Death Benefit Rider. Form No.
                            2006-SPDB-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

             (iii)          Amendment to Death Benefit Rider. Form No.
                            2010-VAIII-DBAMEND. Filed herewith.

            (M)(i) Guaranteed Minimum Withdrawal Benefit Rider with Maximum
                   Anniversary Value Death Benefit. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

              (ii) Guaranteed Minimum Withdrawal Benefit Rider with Maximum Anniversary Value Death Benefit. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (N)(i) Guaranteed Minimum Withdrawal Benefit Rider with Minimum
                   Guarantee Death Benefit. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

              (ii) Guaranteed Minimum Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (O)(i) Purchase Payment Credit Benefit Endorsement. Incorporated
                   herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

              (ii) Purchase Payment Credit Benefit Endorsement. Form No. 2007-PPC Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

             (iii) Purchase Payment Credit Benefit Endorsement. Form No. 2009-PPC. Form N-4 post-effective amendment no. 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

            (P)(i) Spousal Continuation Endorsement. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

              (ii)          Spousal Continuation Endorsement. Form No.
                            2006-SPContinue. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (Q)(i) Change of Annuitant Endorsement. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 27, 2007.

              (ii)          Change of Annuitant Endorsement. Form No. 2006-COA.
                            Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (R)(i) Roth IRA Endorsement. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 27, 2007.

              (ii)          Roth IRA Endorsement. Form No. 2006-VA-Roth.
                            Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (S)(i) Flexible Premium Deferred Variable Annuity with Purchase
                   Payment Credit Benefit - Data Page. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

              (ii) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit - Data Page, Form DP-2007-VA-PPC. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (T)(i) Flexible Premium Deferred Variable Annuity with Purchase
                   Payment Credit Benefit Endorsement. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

              (ii) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (U)(i) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider
                   with Minimum Guarantee Death Benefit. Form No.
                   2008-ILGLWB-MG. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

              (ii) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2008-ILGLWB. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

             (iii) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2009-ILGLWB. Form N-4 post-effective amendment no. 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

              (iv) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2009-ILGLWB-MG. Incorporated herein by reference to Form N-4 post-effective amendment no. 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

               (v) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2010-ILGLWB. Filed herewith.

              (vi) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2010-ILGLWB-MG. Filed herewith.

            (V)(i) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider.
                   Form No. 2008-INGLWB. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

              (ii) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2008-INGLWB-MG. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

             (iii) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2009-INGLWB. Incorporated herein by reference to Form N-4 post-effective amendment no. 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

              (iv) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Benefit. Form No. 2009-INGLWB-MG. Incorporated herein by reference to Form N-4 post-effective amendment no. 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

               (v) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2010-INGLWB. Filed herewith.

              (vi) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Benefit. Form No. 2010-INGLWB-MG. Filed herewith.

          5.(A)(i) Variable Annuity Application. Incorporated herein by reference to Form N-4 post-effective amendment no. 2
                   (File No. 333-148426) filed with the Commission on August 25, 2008.

              (ii) Variable Annuity Application. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

             (iii) Variable Annuity Application. Form N-4 post-effective amendment no. 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

              (iv)          Variable Annuity Application. Filed herewith.

             6.(A) Certificate of Existence of CUNA Mutual Insurance Society.
                   Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

               (B) Amended and Restated Articles of Incorporation of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

               (C) Amended and Restated Bylaws of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          7.       Not Applicable.

          8.(A)(i) Amended and Restated Fund Participation Agreement between
                   Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on July 10, 2009.

              (ii) Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society dated October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

             (iii) Amendment to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated September 8, 2009. Incorporated herein by reference to post-effective amendment number 11 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on October 16, 2009.

              (iv) Amendment No. 2 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated December 4, 2009. Incorporated herein by reference to post-effective amendment number 12 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on February 4, 2010.

              B(i) Participation Agreement between PIMCO Variable Insurance
                   Trust, Allianz Global Investors Distributors LLC and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

              (ii) Participation Agreement Amendment 1, between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

             (iii) Selling Agreement between Allianz Global Investors Distributors LLC and CUNA Brokerage Services, Inc., effective May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

              (iv) Services Agreement between Allianz Global Investors Distributors LLC and CUNA Brokerage Services, Inc., effective May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

            (C)(i) Participation Agreement between AIM Variable Insurance
                   Funds, AIM Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated October 1, 2002. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

              (ii) Amendment No. 1 between AIM Variable Insurance Funds, AIM Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., effective May 1, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

             (iii) Amendment No. 2 to the Participation Agreement between AIM Investments and CUNA Mutual Insurance Society dated March 19, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

              (iv) Distribution Agreement between CUNA Brokerage Services, Inc., and Invesco Aim Distributors, Inc., dated April 9, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

               (v) Rule 22c-2 Shareholder Information Agreement between AIM Investment Services, Inc. and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

              (vi) Amendment No. 3 to the Participation Agreement between AIM Variable Insurance Funds, CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated April 30, 2010. Filed herewith.

              D(i) Participation Agreement between Van Kampen Life Investment
                   Trust, Van Kampen Asset Management, Van Kampen Funds Inc. and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

              (ii) Amendment to Participation Agreement between Van Kampen Life Investment Trust, Van Kampen Asset Management, Van Kampen Funds Inc. and CUNA Mutual Insurance Society dated June 15, 2008. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

            (E)(i) Participation Agreement between Oppenheimer Variable Account
                   Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, dated February 20, 1997. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

              (ii) Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, effective September 21, 1999. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

             (iii) Amendment No. 2 to the Participation Agreement Among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company, effective October 1, 2002. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

              (iv) Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Panorama Series Fund, Inc. and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

               (v) Fourth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Insurance Society Company, effective December 31, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

              (vi) Fifth Amendment to Participation Agreement between Oppenheimer-Funds, Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

             (vii) Sixth Amendment to Participation Agreement between Oppenheimer-Funds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective July 8, 2008. Incorporated herein by reference to Form N-4 post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

            (viii) Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds
                            Distributor, Inc. and CUNA Brokerage Services, Inc. effective September 25, 2006. Form N-4 post-effective amendment no. 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

            (F)(i) Amended and Restated Participation Agreement between Franklin
                   Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 1, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

              (ii) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

             (iii) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

              (iv) Amendment No. 3 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., effective December 31, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

               (v) Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

              (vi) Rule 22c-2 Shareholder Information Agreement between Franklin Templeton Distributors, Inc. and CUNA Mutual Life Insurance Company dated April 16, 2007. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

               (G) Administrative Services Agreement between CUNA Mutual Life
                   Insurance Society and AIM Advisors, Inc. dated October 1, 2002. Form N-4 post-effective amendment no. 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

            (H)(i) Administrative Services Agreement between Franklin Templeton
                   Services, LLC and CUNA Mutual Insurance Society dated
                   March 31, 2008. Form N-4 post-effective amendment no. 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

              (ii) Amendment No. 1 to Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated September 10, 2008. Form N-4 post-effective amendment no. 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

            (I)(i) Administrative Services Letter Agreement between Van Kampen
                   Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management and CUNA Mutual Insurance Society dated January 1, 2009. Form N-4 post-effective amendment no. 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

              (ii) Shareholder Services Agreement between Van Kampen Funds, Inc., and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to Form N-4 post-effective amendment no. 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

               (J) Services Agreement between Pacific Investment Management
                   Company LLC ("PIMCO") and CUNA Mutual Insurance Society effective May 1, 2008. Form N-4 post-effective amendment no. 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

               (K) Services Letter Agreement between CUNA Mutual Insurance
                   Society and Mosaic Funds Distributor, LLC dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 to Form N-4 registration statement
                   (File No. 333-148426) filed with the Commission on July 10, 2009.

            (L)(i) Fund Participation Agreement between BlackRock Variable
                   Series Funds, Inc., BlackRock Investments, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., dated October 1, 2008. Filed herewith.

              (ii) Amendment No. 1 to Participation Agreement between BlackRock Variable Series Funds, Inc., BlackRock Investments, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., dated October 1, 2008. Filed herewith.

            9. Opinion and Counsel from Pamela M. Krill, Esquire. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

            10.    i)   Deloitte & Touche LLP Consent. Filed herewith.
                   ii)  KPMG Consent. Filed herewith.
                   iii) Ernst & Young LLP Consent. Filed herewith.

            11.    Not applicable.

            12.    Not applicable.

            13. Powers of Attorney. Incorporated herein by reference to post-effective amendment number 11 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on October 16, 2009.
               A.           Power Attorney (Eldon R. Arnold).
               B.           Power Attorney (Loretta M. Burd).
               C.           Power Attorney (Joseph J. Gasper, Jr.).
               D.           Power Attorney (Bert J. Hash, Jr.).
               E.           Power Attorney (Robert J. Marzec).
               F.           Power Attorney (Victoria W. Miller).
               G.           Power Attorney (C. Alan Peppers).
               H            Power Attorney (Jeff Post).
               I.           Power Attorney (Randy M. Smith).
               J.           Power Attorney (Farouk D. G. Wang).
               K.           Power Attorney (Larry T. Wilson).
               L.           Power Attorney (James W. Zilinski).

ITEM 25. DIRECTORS AND OFFICERS OF CUNA MUTUAL INSURANCE SOCIETY

NAME AND PRINCIPAL BUSINESS ADDRESS         POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------         ------------------------------------

Eldon R. Arnold                            Director
5401 West Dirksen Pkwy
Peoria, IL 61607

Loretta M. Burd                            Director
1430 National Road
Columbus, IN 47201

Joseph J. Gasper, Jr.                      Director & Vice Chairman of the Board
5525 Parkcenter Circle
Dublin, OH 73017

Bert J. Hash, Jr.                          Director
7 East Redwood Street, 17th Floor
Baltimore, MD 21202

Robert J. Marzec                           Director
Retired

Victoria W. Miller                         Director
One CNN Center
Atlanta, GA 30303

C. Alan Peppers                            Director & Chairman of the Board
3700 East Alameda Avenue
Denver, CO 80209

Jeff Post                                  Director
5910 Mineral Point Road
Madison, WI 53705

Randy M. Smith                             Director
1 Randolph Brooks Parkway
Live Oak, TX 78223

Farouk D.G. Wang                           Director
2525 Maile Way
Honolulu, HI 96822

Larry T. Wilson                            Director
1000 Saint Albans Drive
Raleigh, NC 27609

James W. Zilinski                          Director
700 South Street
Pittsfield, MA 01201

EXECUTIVE OFFICERS
David P. Marks*            CUNA Mutual Insurance Society
                           Executive Vice President and Chief Investment Officer

Gerald Pavelich*           CUNA Mutual Insurance Society
                           Treasurer, Executive Vice President and Chief
                           Financial Officer

Andy Napoli*               CUNA Mutual Insurance Society
                           Executive Vice President and Chief Administrative
                           Officer

Jeff Post*                 CUNA Mutual Insurance Society
                           President and Chief Executive Officer

Robert N. Trunzo*          CUNA Mutual Insurance Society
                           Executive Vice President and Chief Operating Officer

*     Principal place of business is 5910 Mineral Point Road, Madison, WI 53705.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The registrant is a segregated asset account of CUNA Mutual Insurance Society and is therefore owned and controlled by CUNA Mutual Insurance Society. CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contractowners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and may be considered to be under common control with the registrant or CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                          CUNA Mutual Insurance Society
                   Organizational Chart As Of April 5, 2010

CUNA MUTUAL INSURANCE SOCIETY
STATE OF DOMICILE: IOWA

CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR INDIRECTLY, IS THE CONTROLLING COMPANY OF THE FOLLOWING WHOLLY-OWNED SUBSIDIARIES, ALL OF WHICH ARE INCLUDED IN CUNA MUTUAL INSURANCE SOCIETY'S CONSOLIDATED FINANCIAL STATEMENTS:

1.       CUNA Mutual Investment Corporation
         State of domicile: Wisconsin

         CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

         a.      CUMIS Insurance Society, Inc.
                 State of domicile: Iowa

                 CUMIS Insurance Society, Inc. is the owner of the following subsidiary:

                 (1)    CUMIS Specialty Insurance Company, Inc.
                        State of domicile: Iowa

         b.      CUNA Brokerage Services, Inc.
                 State of domicile: Wisconsin

         c.      CUNA Mutual General Agency of Texas, Inc.
                 State of domicile: Texas

         d.      MEMBERS Life Insurance Company
                 State of domicile: Iowa

         e.      International Commons, Inc.
                 State of domicile: Wisconsin

         f.      CUNA Mutual Insurance Agency, Inc.
                 State of domicile: Wisconsin

         g.      Stewart Associates Incorporated
                 State of domicile: Wisconsin

         h.      CUNA Mutual Business Services, Inc.
                 State of domicile: Wisconsin

         i.      MEMBERS Capital Advisors, Inc.
                 State of domicile: Iowa

         j.      CMG Co-Investment Fund GP, Inc.
                 State of domicile: Delaware

         k.      CMG Student Lending Services, LLC
                 State of domicile: Delaware

         l.      CPI Qualified Plan Consultants, Inc.
                 State of domicile: Delaware

         m.      MEMBERS Financial Services, Inc.
                 State of domicile: Texas

         n.      Producers Ag Insurance Group, Inc.
                 100% ownership by CUNA Mutual Investment Corporation State of domicile: Delaware

                 (i)  Pro Ag Management, Inc.
                      100% ownership by Producers Ag Insurance Group, Inc. State of domicile: Illinois

                      a.  Producers Agriculture Insurance Company
                          100% ownership by Producers Ag Insurance Group, Inc. State of domicile: Texas

                          (i).   Crop Hail Management, Inc.
                                 100% ownership by Producers Agriculture
                                 Insurance Company
                                 State of domicile: Texas

                 (ii) Producers Lloyds Insurance Company
                      100% controlled by Producers Ag Insurance Group, Inc. State of domicile: Texas

2.       CUNA Mutual Caribbean Holdings Ltd.
         Country of domicile: Trinidad and Tobago

3.       CUNA Caribbean Insurance Society Limited
         Country of domicile: Trinidad and Tobago

         CUNA Mutual Caribbean Holding Ltd. is the owner of the following subsidiary:

         a.      CUNA Caribbean Insurance Services Limited
                 Country of domicile: Trinidad and Tobago

4.       CUNA Mutual Australia Holding Company Pty. Ltd.
         Country of domicile: Australia

         CUNA Mutual Australia Holding Company Pty. Ltd. is the owner of the following subsidiaries:

         a.      CUNA Mutual Life Australia, Limited
                 Country of domicile: Australia

         b.      CUNA Mutual Australia, Ltd.
                 Country of domicile: Australia

         CUNA Mutual Australia Ltd. is the owner of the following subsidiaries:

                 (1)    Members Financial Services Ltd.
                        Country of domicile: Australia

                        (a) CUNA Mutual Underwriting [Agencies] Pty Ltd. Country of domicile: Australia

                 (2) CUNA Mutual Technology Services Australia Pty Ltd. Country of domicile: Australia

5.       CUNA Mutual Group Holdings Europe, Ltd.
         Country of domicile: Ireland

         CUNA Mutual Group Holdings Europe, Ltd. is the owner of the following subsidiaries:

         a.      CUNA Mutual Group Services (Ireland) Limited
                 Country of domicile: Ireland

         b.      CUNA Mutual Life Assurance (Europe), Limited
                 Country of domicile: Ireland

         c.      CUNA Mutual Insurance (Europe) Limited
                 (was CUNA Mutual General Risk Services (Ireland) Limited) Country of domicile: Ireland

         d.      CUNA Mutual Group, Limited
                 Country of domicile: United Kingdom

6.       CUMIS Bermuda Limited
         Country of domicile: Bermuda

7.       6834 Hollywood Boulevard, LLC
         State of domicile: Delaware

8.       CMIA Wisconsin, Inc.
         State of domicile: Wisconsin

         CMIA Wisconsin, Inc. is the owner of the following subsidiary:

         a.      League Insurance Agency, Inc.
                 State of domicile: Connecticut

                 League Insurance Agency, Inc. is the owner of the following subsidiary:

                 (1)    Member Protection Insurance Plans, Inc.
                        State of domicile: Connecticut

9.       CMG Servicious de Mexico, S. de R. L. de C.V.
         80% ownership by CUNA Mutual Insurance Society
         20% ownership by CUNA Mutual Investment Corporation
         Country of domicile: Mexico

CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR THROUGH A WHOLLY-OWNED SUBSIDIARY, MAY CONTROL THE FOLLOWING COMPANIES, EACH OF WHICH IS NOT INCLUDED IN CUNA MUTUAL INSURANCE SOCIETY'S CONSOLIDATED FINANCIAL STATEMENT (EXCEPT PRODUCERS LLOYDS INSURANCE COMPANY) PURSUANT TO APPLICABLE REGULATION:

1.       MEMBERS Development Company, LLC
         49% ownership by CUNA Mutual Investment Corporation
         State of domicile: Wisconsin

         MEMBERS Development Company, LLC, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

         a.      Brightleaf Financial Network, LLC
                 63.58% ownership by MEMBERS Development Company, LLC State of domicile: Wisconsin

         b.      Procura, LLC
                 25% ownership by MEMBERS Development Company, LLC State of domicile: California

2.       MEMBERS Trust Company
         16.4% ownership by CUNA Mutual Insurance Society
         State of domicile: Florida

3.       CMG Mortgage Insurance Company
         50% ownership by CUNA Mutual Insurance Society
         State of domicile: Wisconsin

4.       CMG Mortgage Assurance Company
         50% ownership by CUNA Mutual Insurance Society
         State of domicile: Wisconsin

         (i)     CMG Mortgage Reinsurance Company
                 100% CMG Mortgage Assurance Company
                 State of domicile: Wisconsin

5.       CM CUSO Limited Partnership
         General partner: CUMIS Insurance Society, Inc.
         State of domicile: Washington

6.       Benefits Partner, LLC
         State of domicile: Michigan

ITEM 27. NUMBER OF CONTRACTOWNERS

         As of February 28, 2010 there were 2,772 non-qualified contracts outstanding and 6,487 qualified contracts outstanding.

ITEM 28. INDEMNIFICATION.

         Section 10 of the Amended and Restated Bylaws of CUNA Mutual Insurance Society and Article XI of CUNA Mutual Insurance Society Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CUNA Mutual Insurance Society against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CUNA Mutual Insurance Society or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

         (a) CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CUNA Mutual Variable Life Insurance Account.

         (b)     Officers and Directors of CUNA Brokerage Services, Inc.

    NAME AND PRINCIPAL              POSITIONS AND OFFICE WITH UNDERWRITER
     BUSINESS ADDRESS
Kevin R. Cummer**             Secretary & Treasurer

Timothy Halevan**             Vice President, Chief Compliance Officer

Ross D. Hansen*               Vice President, Associate General Counsel

James H. Metz*                President/CEO, Chairman and Director

Kevin S. Thompson*            Director

Mark T. Warshauer*            Director

* The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.
**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

         (c) CUNA Brokerage Services, Inc. is the only principal underwriter. The services provided by CUNA Brokerage Services are set forth in the Amended and Restated Distribution Agreement and Amended and Restated Servicing Agreement filed as exhibits to this registration statement.

--------------------------------------------------------------------------------------------------------------------------
               (1)                            (2)                  (3)                  (4)                  (5)
   Name of Principal Underwriter       Net Underwriting       Compensation on         Brokerage          Compensation
                                        Discounts and           Redemption           Commissions
                                         Commissions
--------------------------------------------------------------------------------------------------------------------------
CUNA Brokerage Services, Inc.            $16,763,673*                0               $4,023,282*          $12,740,391*
--------------------------------------------------------------------------------------------------------------------------

*Information as of December 31, 2009.

ITEM 30. LOCATION BOOKS AND RECORDS

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by CUNA Mutual Insurance Society at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Insurance Society, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 31. MANAGEMENT SERVICES

         All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

         (a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

         (b) The Registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to CUNA Mutual Insurance Society for a statement of additional information.

         (c) The Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to CUNA Mutual Insurance Society at the address or phone number listed in the Prospectus.

         (d) CUNA Mutual Insurance Society represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

         (e) CUNA Mutual Insurance Society represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Insurance Society.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed in its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin as of 28 day of April, 2010.

                            CUNA MUTUAL VARIABLE ANNUITY ACCOUNT (REGISTRANT)

                    By:    /s/ Jeff Post
                           -----------------------------------------------------
                           Jeff Post
                           President and Chief Executive Officer, CUNA Mutual Insurance Society

                           CUNA MUTUAL INSURANCE SOCIETY (DEPOSITOR)

                    By:    /s/ Jeff Post
                           -----------------------------------------------------
                           Jeff Post
                           President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and as of the dates indicated.

SIGNATURE AND TITLE                                               DATE

By:   /s/ Andrew Michie                                           April 28, 2010
      --------------------------------------------------------
       Andrew Michie
       Sr. VP - Corporate Controller

By:   /s/ Gerald Pavelich                                         April 28, 2010
      --------------------------------------------------------
       Gerald Pavelich
       Treasurer, Executive Vice President and Chief
       Financial Officer

By:   /s/ Jeff Post                                               April 28, 2010
      --------------------------------------------------------
       Jeff Post
       Director, President and Chief Executive Officer

By:   *                                                           April 28, 2010
      --------------------------------------------------------
       Eldon R. Arnold
       Director

By:   *                                                           April 28, 2010
      --------------------------------------------------------
       Loretta M. Burd
       Director

By:   *                                                           April 28, 2010
      --------------------------------------------------------
       Joseph J. Gasper
       Director and Vice Chairman of the Board

By:   *                                                           April 28, 2010
      --------------------------------------------------------
       Bert J. Hash, Jr.
       Director

By:   *                                                           April 28, 2010
      --------------------------------------------------------
       Robert J. Marzec
       Director

By:   *                                                           April 28, 2010
      --------------------------------------------------------
       Victoria W. Miller
       Director

By:   *                                                           April 28, 2010
      --------------------------------------------------------
       C. Alan Peppers
       Director and Chairman of the Board

By:   *                                                           April 28, 2010
      --------------------------------------------------------
       Jeff Post
       Director and CEO/President

By:   *                                                           April 28, 2010
      --------------------------------------------------------
       Randy M. Smith
       Director

By:   *                                                           April 28, 2010
      --------------------------------------------------------
       Farouk D. G. Wang
       Director

By:   *                                                           April 28, 2010
      --------------------------------------------------------
       Larry T. Wilson
       Director

By:   *                                                           April 28, 2010
      --------------------------------------------------------
       James W. Zilinski
       Director

*Signed pursuant to Power of Attorney dated August 13, 2009, filed electronically with post-effective amendment number 11 (File No. 333-148426) filed with the Commission on October 16, 2009.

By:   /s/ Kerry A. Jung
      ------------------------------------------------------
       Kerry A. Jung
       Lead Attorney

                                  EXHIBIT INDEX

   3.(D)            Form of Selling and Services Agreement (Variable Annuity
                    Products).

   3.(E) Form of Selling and Services Agreement (Insurance and Annuity (Fixed and Variable) Products).

(4)(K)vi) Guaranteed Minimum Accumulation Benefit Rider with 10-Year Benefit Period. Form No. 2010-GMAB-10.

4.(L)(iii)          Amendment to Death Benefit Rider. Form No.
                    2010-VAIII-DBAMEND.

4.(U)(v)            Income Later - Guaranteed Lifetime Withdrawal Benefit Rider.
                    Form No. 2010-ILGLWB.

4.(U)(vi)           Income Later - Guaranteed Lifetime Withdrawal Benefit Rider
                    with Minimum Guarantee Death Benefit. Form No.
                    2010-ILGLWB-MG.

4.(V)(v)            Income Now - Guaranteed Lifetime Withdrawal Benefit Rider.
                    Form No. 2010-INGLWB.

4.(V)(vi)           Income Now - Guaranteed Lifetime Withdrawal Benefit Rider
                    with Minimum Guarantee Benefit. Form No. 2010-INGLWB-MG.

5.(A)(iv)           Variable Annuity Application.

8(C)(vi) Amendment No. 3 to the Participation Agreement between AIM Variable Insurance Funds, CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated April 30, 2010.

  8(L)(i) Fund Participation Agreement between BlackRock Variable Series Funds, Inc., BlackRock Investments, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., dated October 1, 2008.

 8(L)(ii) Amendment No. 1 to Participation Agreement between BlackRock Variable Series Funds, Inc., BlackRock Investments, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., dated February 1, 2010.

   10.(i)           Deloitte & Touche LLP Consent.
     (ii)           KPMG Consent.
    (iii)           Ernst & Young LLP Consent.